As filed with the Securities and Exchange Commission on April 29, 1999
                                                  File Nos.
                                                  02-94222
                                                  811-4149

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM N-1A

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

      Pre-Effective Amendment No.

      Post-Effective Amendment No.  27                      (X)

                                    and/or

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

      Amendment No.  28                                     (X)

                            FRANKLIN TAX-FREE TRUST
              (Exact Name of Registrant as Specified in Charter)

                777 MARINERS ISLAND BLVD., SAN MATEO, CA 94404
              (Address of Principal Executive Offices) (Zip Code)

       Registrant's Telephone Number, Including Area Code (650)312-2000

       DEBORAH R. GATZEK, 777 MARINERS ISLAND BLVD., SAN MATEO, CA 94404
              (Name and Address of Agent for Service of Process)

Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective (check appropriate box)

[ ]   immediately upon filing pursuant to paragraph (b)
[ ]   on (date) pursuant to paragraph (b)
[ ]   60 days after filing pursuant to paragraph (a)(1)
[x]   on July 1, 1999 pursuant to paragraph (a)(1) of Rule 485
[ ]   75 days after filing pursuant to paragraph (a)(2)
[ ]   on (date) pursuant to paragraph (a)(2) of rule 485

If appropriate, check the following box:

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.


Prospectus

Franklin Tax-Free Trust

Franklin Arizona Insured Tax-Free Income Fund - Class A
Franklin Florida Insured Tax-Free Income Fund - Class A
Franklin Insured Tax-Free Income Fund - Class A & Class C
Franklin Massachusetts Insured Tax-Free Income Fund - Class A & Class C Franklin Michigan Insured Tax-Free Income Fund - Class A & Class C Franklin Minnesota Insured Tax-Free Income Fund - Class A & Class C Franklin Ohio Insured Tax-Free Income Fund - Class A & Class C

INVESTMENT STRATEGY  TAX-FREE INCOME

JULY 1, 1999


[Insert Franklin Templeton Ben Head]

THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


CONTENTS

THE FUNDS

[Begin callout]
INFORMATION ABOUT EACH FUND YOU SHOULD KNOW BEFORE INVESTING
[End callout]

[insert page #]  Goals and Strategies

[insert page #]  Main Risks

[insert page #]  Performance

[insert page #]  Fees and Expenses

[insert page #]  Management

[insert page #]  Distributions and Taxes

[insert page #]  Financial Highlights

YOUR ACCOUNT

[Begin callout]
INFORMATION ABOUT SALES CHARGES, ACCOUNT TRANSACTIONS AND SERVICES
[End callout]

[insert page #] Choosing a Share Class

[insert page #] Buying Shares

[insert page #] Investor Services

[insert page #] Selling Shares

[insert page #] Account Policies

[insert page #] Questions

FOR MORE INFORMATION

[Begin callout]
WHERE TO LEARN MORE ABOUT EACH FUND
[End callout]

Back Cover

THE FUNDS

[Insert graphic of bullseye and arrows] GOALS AND STRATEGIES

GOALS Each fund's investment goal is to provide investors with as high a level of income exempt from federal income taxes as is consistent with prudent investing, while seeking preservation of shareholders' capital. Each state fund also tries to provide a maximum level of income exempt from personal income taxes, if any, for resident shareholders of the fund's state.

PRINCIPAL INVESTMENTS Each fund normally invests predominately in insured municipal securities whose interest is free from federal income taxes, including the federal alternative minimum tax, and, in the case of each state fund, the personal income taxes, if any, of the fund's state. Although each fund tries to invest all of its assets in tax-free securities, it is possible, although not anticipated, that up to 20% of its assets may be in securities that pay taxable interest.

[Begin callout]
MUNICIPAL SECURITIES are issued by state and local governments, their agencies and authorities, as well as by the District of Columbia and U.S. territories and possessions, to borrow money for various public and private projects. The issuer pays a fixed or variable rate of interest, and must repay the amount borrowed (the "principal") at maturity.
[End callout]

Each fund invests at least 65% of its total assets in insured municipal securities, which are covered by insurance policies that guarantee the timely payment of principal and interest. The fund buys insured municipal securities only if they are covered by policies provided by AAA-rated municipal bond insurers. Currently, there are four municipal bond insurers with a AAA rating. The fund pays insurance premiums either directly or indirectly, which increases the credit safety of its insured investments, but decreases its yield.

Each fund may invest the balance of its assets in the following types of uninsured securities: (i) municipal securities secured by an escrow or trust account containing direct U.S. government obligations; (ii) securities rated in one of the top three ratings by U.S. nationally recognized rating services (or comparable unrated securities); or (iii) short-term, tax-exempt securities rated in the top rating, pending investment in longer-term municipal securities. Each fund may only invest up to 20% of its total assets in the type of securities described in (ii) above.

The manager selects securities that it believes will provide the best balance between risk and return within a fund's range of allowable investments and typically uses a buy and hold strategy. This means it holds securities in the fund's portfolio for income purposes, rather than trading securities for capital gains, although the manager may sell a security at any time if it believes it could help the fund meet its goal. The manager also may consider the cost of insurance when selecting securities for a fund.

Each fund may invest in top rated variable and floating rate securities, whose interest rates change either at specific intervals or whenever a benchmark rate changes. While this feature helps protect against a decline in the security's market price when interest rates go up, it lowers the fund's income when interest rates fall.

Each fund also may invest in municipal lease obligations, which generally are issued to finance the purchase of public property. The property is leased to a state or local government and the lease payments are used to pay the interest on the obligations. These differ from other municipal securities because the money to make the lease payments must be set aside each year or the lease can be cancelled without penalty. If this happens, investors who own the obligations may not be paid.

TEMPORARY INVESTMENTS The manager may take a temporary defensive position when it believes the securities trading markets or the economy are experiencing excessive volatility or a prolonged general decline, or other unusual or adverse conditions exist. Under these circumstances, a fund may be unable to pursue its investment goals, because it may not invest or may invest substantially less in tax-free securities or, in the case of the state funds, in municipal securities of the fund's state.

 IT IS IMPORTANT TO NOTE THAT INSURANCE DOES NOT GUARANTEE THE MARKET VALUE OF
  AN INSURED SECURITY, OR THE FUND'S SHARE PRICE OR DISTRIBUTIONS, AND SHARES
                         OF THE FUND ARE NOT INSURED.

[Insert graphic of chart with line going up and down] MAIN RISKS

INCOME Since each fund can only distribute what it earns, the fund's distributions to shareholders may decline when interest rates fall.

CREDIT There is the possibility that an issuer will be unable to make interest payments and repay principal. Changes in an issuer's financial strength or in a security's credit rating may affect a security's value and, thus, impact fund performance.

Many of each fund's portfolio securities are supported by credit enhancements, which may be provided by either U.S. or foreign entities. These securities have the credit risk of the entity providing the credit support. A change in the credit rating of any one or more of the municipal bond insurers that insure securities in the fund's portfolio may affect the value of the securities they insure and the fund's share price. Credit support provided by a foreign entity may be less certain because of the possibility of adverse foreign economic, political or legal developments that may affect the ability of that entity to meet its obligations.

[Begin callout]
Because interest rates and municipal security prices fluctuate, the amount of the fund's distributions and the value of your investment in the fund will go up and down. This means you could lose money over short or even extended periods.
[End callout]

INTEREST RATE When interest rates go up, municipal security prices fall. The opposite is also true: municipal security prices go up when interest rates fall. In general, securities with longer maturities are more sensitive to these price changes.

CALL There is the likelihood that a security will be prepaid (called) before maturity. An issuer is more likely to call its securities when interest rates are falling, because the issuer can issue new securities with lower interest payments. If a security is called, the fund may have to replace it with a lower-yielding security. At any time, each fund may have a large amount of its assets invested in municipal securities subject to call risk, including escrow-secured or defeased bonds. A call of some or all of these securities may lower the fund's income and its distributions to shareholders.

MARKET A security's value may be reduced by market activity or the results of supply and demand. This is a basic risk associated with all securities. When there are more sellers than buyers, prices tend to fall. Likewise, when there are more buyers than sellers, prices tend to go up.

Each fund may invest more than 25% of its assets in municipal securities that finance similar types of projects, such as hospitals, housing, industrial development, transportation or pollution control. A change that affects one project, such as proposed legislation on the financing of the project, a shortage of the materials needed for the project, or a declining need for the project, would likely affect all similar projects, thereby increasing market risk.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS Municipal securities may be issued on a when-issued or delayed delivery basis, where payment and delivery take place at a future date. Since the market price of the security may fluctuate during the time before payment and delivery, the fund assumes the risk that the value of the security at delivery may be more or less than the purchase price.

DIVERSIFICATION The Arizona and Florida Funds are non-diversified funds. They may invest a greater portion of their assets in the municipal securities of one issuer than a diversified fund. These funds may be more sensitive to economic, business, political or other changes affecting similar issuers or securities, which may result in greater fluctuation in the value of their shares. The funds, however, intend to meet certain tax diversification requirements. The other funds are all diversified funds.

Each state fund may involve more risk than an investment in a fund that does not focus on securities of a single state. The Franklin Insured Tax-Free Income Fund is diversified nationally and will not invest more than 25% of its total assets in the municipal securities of any one state or territory.

STATE Since each state fund invests heavily in municipal securities of its state, events in that state are likely to affect the fund's investments and its performance. These events may include economic or political policy changes, tax base erosion, state constitutional limits on tax increases, budget deficits and other financial difficulties, and changes in the ratings assigned to the state's municipal issuers.

A negative change in any one of these or other areas could affect the ability of a state's municipal issuers to meet their obligations. It is important to remember that economic, budget and other conditions within a state are unpredictable and can change at any time.

To the extent the Franklin Insured Tax-Free Income Fund is invested in a state, events in that state may affect its investments and its performance.

U.S. TERRITORIES Each fund may invest in municipal securities issued by U.S. territories. As with state municipal securities, events in any of these territories where a fund is invested may affect the fund's investments and its performance.

YEAR 2000 When evaluating current and potential portfolio positions, Year 2000 is one of the factors the funds' manager considers.

Municipal issuers generally are not required to report on their Year 2000 readiness. This makes it more difficult for the manager to evaluate their readiness. There have been reports, however, that many municipal issuers are behind in their efforts to address the Year 2000 problem. The manager, of course, cannot audit each issuer and its major suppliers to verify their Year 2000 readiness. The manager is making extensive efforts, however, to contact the issuers of municipal securities held by the funds to try to assess their Year 2000 readiness.

If an issuer in which the fund is invested is adversely affected by Year 2000 problems, it is possible that the issuer's ability to make timely interest and principal payments also will be affected, at least temporarily. This may affect both the amount and timing of the fund's distributions and the fund's performance. It also is likely that the price of the issuer's securities will be adversely affected. A decrease in the value of one or more of the fund's portfolio holdings will have a similar impact on the fund's performance. Please see page [#] for more information.

More detailed information about the fund, its policies (including temporary investments), risks and municipal securities ratings can be found in the fund's Statement of Additional Information (SAI).

[Begin callout]
Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Mutual fund shares involve investment risks, including the possible loss of principal.
[End callout]


[Insert graphic of a bull and a bear] PERFORMANCE

This bar chart and table show the volatility of each fund's returns, which is one indicator of the risks of investing in a fund. The bar chart shows changes in each fund's returns from year to year over the past 5 calendar years for the Arizona and Florida Funds and the past 10 calendar years for the remaining funds. The table shows how each fund's average annual total returns compare to those of a broad-based securities market index. Of course, past performance cannot predict or guarantee future results.

ARIZONA FUND - ANNUAL TOTAL RETURNS 1

[Insert bar graph]

         -8.26  21.20%  8.69%  4.59%  6.31%
           94    95      96     97     98

                     YEAR

[Begin callout]
BEST QUARTER:
Q1 '95  9.53%

WORST QUARTER:
Q1 '94 -7.89%
[End callout]

AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 1998

                              1 YEAR      5 YEARS    SINCE
                                                     INCEPTION
                                                     (4/30/93)
----------------------------------------------------------------
Arizona Fund 2                1.76%       5.17%      5.99%
Lehman Brothers Municipal     6.48%       6.23%      6.77%
Bond  Index 3

1. Figures do not reflect sales charges. If they did, returns would be lower. As of March 31, 1999, the fund's year-to-date return was -3.73%.
2. Figures reflect sales charges.
All fund performance assumes reinvestment of dividends and capital gains.
3. Source: Standard & Poor's(R) Micropal. The unmanaged Lehman Brothers Municipal Bond Index includes investment grade bonds issued within the last five years as part of a deal of over $50 million and with a maturity of at least two years. It includes reinvested interest. One cannot invest directly in an index, nor is an index representative of the fund's portfolio.


FLORIDA FUND - ANNUAL TOTAL RETURNS 1

[Insert bar graph]

       -9.85   21.24%  8.00%  5.02%  6.67%
         94      95     96     97      98

                     YEAR

[Begin callout]
BEST QUARTER:
Q1 '95  9.30%

WORST QUARTER:
Q1 '94 -8.79%
[End callout]

AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 1998

                              1 YEAR      5 YEARS    SINCE
                                                     INCEPTION
                                                     (4/30/93)
----------------------------------------------------------------
Florida Fund 2                2.16%       4.84%      5.46%
Lehman Brothers Municipal     6.48%       6.23%      6.77%
Bond  Index 3

1. Figures do not reflect sales charges. If they did, returns would be lower. As of March 31, 1999, the fund's year-to-date return was -3.86%.
2. Figures reflect sales charges.
All fund performance assumes reinvestment of dividends and capital gains.
3. Source: Standard & Poor's(R) Micropal. The unmanaged Lehman Brothers Municipal Bond Index includes investment grade bonds issued within the last five years as part of a deal of over $50 million and with a maturity of at least two years. It includes reinvested interest. One cannot invest directly in an index, nor is an index representative of the fund's portfolio.

INSURED FUND - CLASS A ANNUAL TOTAL RETURNS 1

[Insert bar graph]

9.99%  6.57%  11.35%  9.38%  11.83%  -3.59%  13.60%  4.18%  8.11%  6.04%
 89      90    91      92     93       94      95      96     97    98

                     YEAR

[Begin callout]
BEST QUARTER:
Q2 '89  5.68%

WORST QUARTER:
Q1 '94 -4.22%
[End callout]

AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 1998

                              1 YEAR      5 YEARS    10 YEARS
----------------------------------------------------------------
Insured Fund - Class A 2      1.51%       4.61%      7.18%
Lehman Brothers Municipal     6.48%       6.23%      8.22%
Bond Index 3

                                          SINCE
                                          INCEPTION
                              1 YEAR      (5/1/95)
----------------------------------------------------------------
Insured Fund - Class C 2      3.36%       6.25%
Lehman Brothers Municipal     6.48%       8.10%
Bond Index 3

1. Figures do not reflect sales charges. If they did, returns would be lower. As of March 31, 1999, the fund's year-to-date return was -3.79% for Class A.
2. Figures reflect sales charges.
All fund performance assumes reinvestment of dividends and capital gains.
3. Source: Standard & Poor's(R) Micropal. The unmanaged Lehman Brothers Municipal Bond Index includes investment grade bonds issued within the last five years as part of a deal of over $50 million and with a maturity of at least two years. It includes reinvested interest. One cannot invest directly in an index, nor is an index representative of the fund's portfolio.

MASSACHUSETTS FUND - CLASS A ANNUAL TOTAL RETURNS 1

[Insert bar graph]

9.12%  5.10%  11.46%  8.98%  11.79%  -3.63%  14.06%  8.53%  4.21%  5.39%
 89     90     91      92     93       94      95      96    97     98

                     YEAR

[Begin callout]
BEST QUARTER:
Q1 '95  5.87%

WORST QUARTER:
Q1 '97 -4.53%
[End callout]

AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 1998

                               1 YEAR      5 YEARS    10 YEARS
----------------------------------------------------------------
Massachusetts Fund - Class A 2 0.93%       4.64%      6.93%
Lehman Brothers Municipal      6.48%       6.23%      8.22%
Bond Index 3

                                           SINCE
                                           INCEPTION
                               1 YEAR      (5/1/95)
----------------------------------------------------------------
Massachusetts Fund - Class C 2 2.90%       6.18%
Lehman Brothers Municipal      6.48%       8.10%
Bond Index 3

1. Figures do not reflect sales charges. If they did, returns would be lower. As of March 31, 1999, the fund's year-to-date return was -3.62% for Class A.
2. Figures reflect sales charges.
All fund performance assumes reinvestment of dividends and capital gains.
3. Source: Standard & Poor's(R) Micropal. The unmanaged Lehman Brothers Municipal Bond Index includes investment grade bonds issued within the last five years as part of a deal of over $50 million and with a maturity of at least two years. It includes reinvested interest. One cannot invest directly in an index, nor is an index representative of the fund's portfolio.

MICHIGAN FUND - CLASS A ANNUAL TOTAL RETURNS 1

[Insert bar graph]

9.49%  6.10%  10.96%  9.45%  12.09%  -3.93%  13.83%  8.87%  3.58%  6.47%
  89     90     91     92     93      94     95      96     97     98

                     YEAR

[Begin callout]
BEST QUARTER:
Q2 '89  5.81%

WORST QUARTER:
Q1 '97 -4.60%
[End callout]

AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 1998

                              1 YEAR      5 YEARS    10 YEARS
----------------------------------------------------------------
Michigan Fund - Class A 2     1.95%       4.69%      7.12%
Lehman Brothers Municipal     6.48%       6.23%      8.22%
Bond Index 3

                                          SINCE
                                          INCEPTION
                              1 YEAR      (5/1/95)
----------------------------------------------------------------
Michigan Fund - Class C 2     3.90%       6.44%
Lehman Brothers Municipal     6.48%       8.10%
Bond Index 3

1. Figures do not reflect sales charges. If they did, returns would be lower. As of June 30, 1999, the fund's year-to-date return was -3.52% for Class A.
2. Figures reflect sales charges.
All fund performance assumes reinvestment of dividends and capital gains.
3. Source: Standard & Poor's(R) Micropal. The unmanaged Lehman Brothers Municipal Bond Index includes investment grade bonds issued within the last five years as part of a deal of over $50 million and with a maturity of at least two years. It includes reinvested interest. One cannot invest directly in an index, nor is an index representative of the fund's portfolio.

MINNESOTA FUND - CLASS A ANNUAL TOTAL RETURNS 1

[Insert bar graph]

9.46%  5.82%  10.86%  8.62%  10.98%  -3.55%  13.31%  3.49%  7.69%  5.68%
  89    90      91      92      93      94      95      96     97     98

                     YEAR

[Begin callout]
BEST QUARTER:
Q1 '95  5.70%

WORST QUARTER:
Q1 '94 -3.83%
[End callout]

AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 1998

                              1 YEAR      5 YEARS    10 YEARS
----------------------------------------------------------------
Minnesota Fund - Class A 2    1.19%       4.26%      6.67%
Lehman Brothers Municipal     6.48%       6.23%      8.22%
Bond Index 3

                                          SINCE
                                          INCEPTION
                              1 YEAR      (5/1/95)
----------------------------------------------------------------
Minnesota Fund - Class C 2    3.14%       5.72%
Lehman Brothers Municipal     6.48%       8.10%
Bond Index 3

1. Figures do not reflect sales charges. If they did, returns would be lower. As of March 31, 1999, the fund's year-to-date return was -3.86% for Class A.
2. Figures reflect sales charges.
All fund performance assumes reinvestment of dividends and capital gains.
3. Source: Standard & Poor's(R) Micropal. The unmanaged Lehman Brothers Municipal Bond Index includes investment grade bonds issued within the last five years as part of a deal of over $50 million and with a maturity of at least two years. It includes reinvested interest. One cannot invest directly in an index, nor is an index representative of the fund's portfolio.

OHIO FUND - CLASS A ANNUAL TOTAL RETURNS 1

[Insert bar graph]

9.25%  6.64%  10.95%  8.98%  12.47%  -4.48%  14.34%  4.47%  8.16%  5.94%
 89     90      91      92     93       94      95     96     97     98

                     YEAR

[Begin callout]
BEST QUARTER:
Q1 '95  6.09

WORST QUARTER:
Q1  '94  -4.75%
[End callout]

AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 1998

                              1 YEAR      5 YEARS    10 YEARS
----------------------------------------------------------------
Ohio Fund - Class A 2         1.46%       4.60%      7.09%
Lehman Brothers Municipal     6.48%       6.23%      8.22%
Bond Index 3

                                          SINCE
                                          INCEPTION
                              1 YEAR      (5/1/95)
----------------------------------------------------------------
Ohio Fund - Class C 2         3.25%       6.37%
Lehman Brothers Municipal     6.48%       8.10%
Bond Index 3

1. Figures do not reflect sales charges. If they did, returns would be lower. As of March 31, 1999, the fund's year-to-date return was -3.74% for Class A.
2. Figures reflect sales charges.
All fund performance assumes reinvestment of dividends and capital gains.
3. Source: Standard & Poor's(R) Micropal. The unmanaged Lehman Brothers Municipal Bond Index includes investment grade bonds issued within the last five years as part of a deal of over $50 million and with a maturity of at least two years. It includes reinvested interest. One cannot invest directly in an index, nor is an index representative of the fund's portfolio.

[Insert graphic of percentage sign] FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of a fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)


                                   ARIZONA   FLORIDA   INSURED   MASSACHUSETTS  MICHIGAN  MINNESOTA OHIO
                                   FUND      FUND      FUND      FUND           FUND      FUND      FUND
----------------------------------------------------------------------------------------------------------
CLASS A 1

Maximum sales charge (load)
as a percentage of offering price   4.25%    4.25%     4.25%     4.25%          4.25%     4.25%     4.25%
 Load imposed on purchases          4.25%    4.25%     4.25%     4.25%          4.25%     4.25%     4.25%
 Maximum deferred
  sales charge (load)2              NONE     NONE      NONE      NONE           NONE      NONE      NONE
Exchange Fee (per transaction)      NONE     NONE     $5.00 4    NONE           NONE      NONE      NONE

CLASS C 1

Maximum Sales charge (load)
as a percentage of offering price   -        -         1.99%     1.99%          1.99%     1.99%     1.99%
 load imposed on purchases          -        -         1.00%     1.00%          1.00%     1.00%     1.00%
 Maximum deferred
  sales charge (load)3              -        -         0.99%     0.99%          0.99%     0.99%     0.99%
Exchange Fee (per transaction)      -        -        $5.00 4    NONE           NONE      NONE      NONE

Please see "Choosing a Share Class" on page [#] for an explanation of how and when these sales charges apply.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)

CLASS A 1

Management fees                     0.66% 5  0.62% 5   0.47%     0.52%          0.47%     0.50%     0.48%
Distribution and service
 (12b-1) fees 6                     0.10%    0.10%     0.09%     0.09%          0.09%     0.09%     0.09%
Other expenses                      0.08%    0.07%     0.06%     0.07%          0.07%     0.08%     0.08%
                                 -------------------------------------------------------------------------
Total annual
 fund operating expenses            0.84% 5  0.79% 5   0.62%     0.68%          0.63%     0.67%     0.65%
                                 =========================================================================

CLASS C 1

Management fees                     -        -         0.47%     0.52%          0.47%     0.50%     0.48%
Distribution and service
 (12b-1 fees) 6                     -        -         0.65%     0.65%          0.65%     0.65%     0.65%
Other expenses                      -        -         0.06%     0.07%          0.07%     0.08%     0.08%
                                  ------------------------------------------------------------------------
Total annual
 fund operating expenses            -        -         1.18%     1.24%          1.19%     1.23%     1.21%

1. Before January 1, 1999, Class A shares were designated Class I and Class C shares were designated Class II.
2. Except for investments of $1 million or more (see page [#]).
3. This is equivalent to a charge of 1% based on net asset value.
4. This fee is only for market timers (see page [#]).
5. For the fiscal year ended February 28, 1999, the manager had agreed in advance to limit its management fees. With this reduction, management fees were 0.19% for the Arizona Fund and 0.25% for the Florida Fund and total annual fund operating expenses were 0.37% for the Arizona Fund and 0.42% for the Florida Fund.
6. Because of the distribution and service (12b-1) fees, over the long term you may indirectly pay more than the equivalent of the maximum permitted initial sales charge.

EXAMPLE

This example can help you compare the cost of investing in a fund with the cost of investing in other mutual funds.

The example assumes you invest $10,000 for the periods shown and then sell all of your shares at the end of those periods. The example also assumes your investment has a 5% return each year and a fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                   ARIZONA   FLORIDA   INSURED   MASSACHUSETTS  MICHIGAN  MINNESOTA  OHIO
                   FUND      FUND      FUND      FUND           FUND      FUND       FUND
----------------------------------------------------------------------------------------------------------

CLASS A

1 Year1...........$  507      $  502   $  486    $  492          $  487   $  491     $  489
3 Years ..........$  682      $  667   $  615    $  633          $  618   $  630     $  624
5 Years ..........$  871      $  845   $  756    $  788          $  761   $  782     $  772
10 Years .........$1,418      $1,361   $1,166    $1,236          $1,178   $1,224     $1,201

CLASS C

1 Year2 ..........   -           -      $  317   $  323          $  318   $  322     $  320
3 Years ..........   -           -      $  471   $  489          $  474   $  486     $  480
5 Years ..........   -           -      $  743   $  774          $  748   $  769     $  758
10 Years .........   -           -      $1,517   $1,585          $1,529   $1,574     $1,551

1. Assumes a contingent deferred sales charge (CDSC) will not apply.
2. For the same Class C investment, your costs would be $219 for the Insured Fund, $225 for the Massachusetts Fund, $220 for the Michigan Fund, $224 for the Minnesota Fund, and $222 for the Ohio Fund if you did not sell your shares at the end of the first year. Your costs for the remaining periods would be the same.

[Insert graphic of briefcase] MANAGEMENT

Franklin Advisers, Inc. (Advisers), 777 Mariners Island Blvd., San Mateo, CA 94404, is each fund's investment manager. Together, Advisers and its affiliates manage over $216 billion in assets.

The team responsible for each fund's management is:

THOMAS KENNY, EXECUTIVE VICE PRESIDENT OF ADVISERS
Mr. Kenny has been an analyst or portfolio manager of the Arizona and Florida Funds since their inception and the Insured Massachusetts, Michigan, Minnesota, and Ohio Funds since 1987. He is the Director of Franklin's Municipal Bond Department. He joined the Franklin Templeton Group in 1986.

JOHN POMEROY, VICE PRESIDENT OF ADVISERS
Mr. Pomeroy has been an analyst or portfolio manager of the Arizona and Florida Funds since their inception and the Insured Massachusetts, Michigan, Minnesota, and Ohio Funds since 1989. He joined the Franklin Templeton Group in 1986.

SHEILA AMOROSO, SENIOR VICE PRESIDENT OF ADVISERS
Ms. Amoroso has been an analyst or portfolio manager of the Massachusetts, Michigan and Minnesota funds since 1987. She joined the Franklin Templeton Group in 1986.

STELLA WONG, VICE PRESIDENT OF ADVISERS
Ms. Wong has been an analyst or portfolio manager of the Florida Fund since inception and the Ohio Fund since 1986. She joined the Franklin Templeton Group in 1986.

CARRIE HIGGINS, PORTFOLIO MANAGER OF ADVISERS
Ms. Higgins has been an analyst or portfolio manager of the Arizona Fund since inception. She joined the Franklin Templeton Group in 1990.

Each fund pays the manager a fee for managing the fund's assets and making its investment decisions. For the fiscal year ended February 28, 1999, each fund paid, as a percentage of its average monthly net assets, the following to the manager:


                               MANAGEMENT
                                  FEES

Arizona Fund ..................    0.19% 1
Florida Fund ..................    0.25% 1
Insured Fund ..................    0.47%
Massachusetts Fund ............    0.52%
Michigan Fund .................    0.47%
Minnesota Fund ................    0.50%
Ohio Fund .....................    0.48%

1. Management fees, before any advance waiver, were 0.66% for the Arizona Fund and 0.62% for the Florida Fund of the fund's average monthly net assets. Under an agreement by the manager to limit its fees, the Arizona Fund paid 0.19% and the Florida Fund paid 0.25% of its average monthly net assets to the manager. The manager may end this arrangement at any time upon notice to the fund's Board of Trustees.

YEAR 2000 PROBLEM Each fund's business operations depend on a worldwide network of computer systems that contain date fields, including securities trading systems, securities transfer agent operations and stock market links. Many of the systems currently use a two digit date field to represent the date, and unless these systems are changed or modified, they may not be able to distinguish the Year 1900 from the Year 2000 (commonly referred to as the Year 2000 problem). In addition, the fact that the Year 2000 is a leap year may create difficulties for some systems.

When the Year 2000 arrives, the funds' operations could be adversely affected if the computer systems used by the manager, its service providers and other third parties it does business with are not Year 2000 ready. For example, the funds' portfolio and operational areas could be impacted, including securities trade processing, interest and dividend payments, securities pricing, shareholder account services, reporting, custody functions and others.

Each fund's manager and its affiliated service providers are making a concerted effort to take steps they believe are reasonably designed to address their Year 2000 problems. Of course, the funds' ability to reduce the effects of the Year 2000 problem is also very much dependent upon the efforts of third parties over which the funds and their manager may have no control.

[Insert graphic of dollar
signs and stacks of coins] DISTRIBUTIONS AND TAXES

INCOME AND CAPITAL GAINS DISTRIBUTIONS Each fund declares dividends daily from its net investment income and pays them monthly on or about the 20th day of the month. Your account may begin to receive dividends on the day after we receive your investment and will continue to receive dividends through the day we receive a request to sell your shares. Capital gains, if any, may be distributed twice a year. The amount of these distributions will vary and there is no guarantee the funds will pay dividends.
Please keep in mind that if you invest in a fund shortly before the fund deducts a capital gain distribution from its net asset value, you will receive some of your investment back in the form of a taxable distribution.

TAX CONSIDERATIONS Fund distributions will consist primarily of exempt-interest dividends from interest earned on municipal securities. In general, exempt-interest dividends are exempt from federal income tax. Each fund, however, may invest a portion of its assets in securities that pay income that is not tax-exempt. Fund distributions from such income are taxable to you as ordinary income. Any capital gains a fund distributes are taxable to you as long-term capital gains no matter how long you have owned your shares. Distributions of ordinary income or capital gains are taxable whether you reinvest your distributions in additional fund shares or receive them in cash.

[Begin callout]
BACKUP WITHHOLDING
By law, a fund must withhold 31% of your taxable distributions and proceeds if you do not provide your correct taxpayer identification number (TIN) or certify that your TIN is correct, or if the IRS instructs a fund to do so. [End callout]

Every January, you will receive a statement that shows the tax status of distributions you received for the previous year. Distributions declared in December but paid in January are taxable as if they were paid in December.

When you sell your shares of a fund, you may have a capital gain or loss. For tax purposes, an exchange of your fund shares for shares of a different Franklin Templeton Fund is the same as a sale. The individual tax rate on any gain from the sale or exchange of your shares depends on how long you have held your shares.

Exempt-interest dividends are taken into account when determining the taxable portion of your social security or railroad retirement benefits. Each fund may invest a portion of its assets in private activity bonds. The income from these bonds is a preference item when determining your alternative minimum tax.

Exempt-interest dividends from interest earned on municipal securities of a state, or its political subdivisions, generally are exempt from that state's personal income tax. Most states, however, do not grant tax-free treatment to interest municipal securities of other states.

Distributions of ordinary income and capital gains, and gains from the sale or exchange of your fund shares generally will be subject to state and local income tax. Non-U.S. investors may be subject to U.S. withholding and estate tax. You should consult your tax advisor about the federal, state, local or foreign tax consequences of your investment in a fund.


[Insert graphic of a dollar bill] FINANCIAL HIGHLIGHTS

This table presents each fund's financial performance for the past five years. This information has been audited by PricewaterhouseCoopers LLP.

ARIZONA FUND

                                   YEAR ENDED FEBRUARY 28,
                          1999     1998     1997     1996     1995
------------------------------------------------------------------------
PER SHARE DATA ($)
Net asset value,
beginning of year         10.77    10.36    10.36     9.80    10.28
                          -----------------------------------------
 Net investment income      .53      .54      .55      .55      .55
 Net realized and unrealized
 gains (losses)             .07      .42     -         .57     (.48)
                            -----------------------------------------
Total from investment
operations                  .60      .96      .55     1.12      .07
                            -----------------------------------------
 Dividends from net
 investment income         (.53)    (.55)    (.55)    (.56)    (.55)
                           ------------------------------------------
Net asset value,
end of year               10.84    10.77    10.36    10.36     9.80
                          -------------------------------------------
Total return1 (%)          5.75     9.53     5.55    11.64      .94

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year
(x 1,000)                 80,684  58,059    39,693   38,199   20,794
Ratios to average net
assets: (%)
 Expenses                   .37      .30      .25      .16      .10
 Expenses excluding waiver
 and payments by affiliate  .84      .82      .86      .86      .96
 Net investment income     4.87     5.11     5.45     5.51     5.80
Portfolio turnover rate   10.68    17.44    18.27     4.12    44.61

FLORIDA FUND

                                   YEAR ENDED FEBRUARY 28,
                          1999     1998     1997     1996     1995
-------------------------------------------------------------------
PER SHARE DATA ($)
Net asset value,
beginning of year         10.43     9.99    10.02     9.53    10.07
                          -----------------------------------------
 Net investment income      .51      .53      .53      .53      .52
 Net realized and unrealized
 gains (losses)             .10      .44     (.03)     .49     (.53)
                          ------------------------------------------
Total from investment
operations                  .61      .97      .50     1.02     (.01)
                          ------------------------------------------
 Dividends from net
 investment income         (.51)    (.53)    (.53)    (.53)    (.53)
                          ------------------------------------------
Net asset value,
end of year               10.53    10.43     9.99    10.02     9.53
                          ------------------------------------------
Total return1 (%)          6.01     9.94     5.17    10.95      .21

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year
(x 1,000)                 124,488  101,506  77,177   69,583   46,847
Ratios to average net
assets: (%)
 Expenses                   .42      .35      .35      .35      .35
 Expenses excluding waiver
 and payments by affiliate  .79      .80      .80      .82      .88
 Net investment income     4.88     5.16     5.36     5.37     5.61
Portfolio turnover rate    1.81     8.08    32.23    24.36    43.71

INSURED FUND - CLASS A

                                   YEAR ENDED FEBRUARY 28,
                          1999     1998     1997     1996     1995
-------------------------------------------------------------------
PER SHARE DATA ($)
Net asset value,
beginning of year         12.31    12.15    12.27    11.97    12.45
                          -----------------------------------------
 Net investment income      .63      .66      .69      .71      .71
 Net realized and unrealized
 gains (losses)             .06      .29     (.11)     .30     (.48)
                           -----------------------------------------
Total from investment
operations                  .69      .95      .58     1.01      .23
                           ----------------------------------------
 Dividends from net
 investment income         (.63)    (.66)    (.70)    (.71)    (.71)
 In excess of net investment
 income                    (.01)      (.01)     -        -        -
 Distributions from net
 realized gains            (.10)      (.12)      -       -        -
                          -----------------------------------------

Total distributions        (.74)      (.79)    (.70)   (.71)   (.71)
                          -----------------------------------------

Net asset value,
end of year               12.26      12.31    12.15   12.27   11.97
                          -----------------------------------------
Total return1 (%)          5.72       8.09     4.88    8.66    2.03


RATIOS/SUPPLEMENTAL DATA
Net assets, end of year
(x 1 million)             1,727    1,685     1,662    1,705    1,683
Ratios to average net
assets: (%)
 Expenses                   .62        .61      .60     .60     .59
 Net investment income     5.11       5.44     5.68    5.81    6.00
Portfolio turnover rate   13.16      27.77    18.66   13.52   14.42

INSURED FUND - CLASS C

                                 YEAR ENDED FEBRUARY 28,
                          1999     1998     1997     1996 3

PER SHARE DATA ($)
Net asset value,
beginning of year         12.38     12.21    12.31    11.98
                          --------------------------------------
 Net investment income      .57       .60      .62      .54
 Net realized and unrealized
 gains (losses)             .05       .29     (.09)     .32
                          ---------------------------------------
Total from investment
operations                  .62       .89      .53      .86
                          ---------------------------------------
 Dividends from net
 investment income         (.57) 4   (.60)    (.63)    (.53)
 Distributions from net
 realized gains            (.10)     (.12)       -         -
                          ---------------------------------------
Total distributions        (.67)     (.72)    (.63)    (.53)
                          ---------------------------------------
Net asset value,
end of year               12.33     12.38    12.21    12.31
                          ---------------------------------------
Total return1 (%)          5.12      7.52     4.42     7.32

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year
(x 1,000)                 65,166   38,057      21,521      8,152
Ratios to average net
assets: (%)
 Expenses                  1.18      1.18        1.17       1.18 2
 Net investment income     4.54      4.86        5.10       5.21 2
Portfolio turnover rate   13.16     27.77       18.66      13.52



MASSACHUSETTS FUND - CLASS A

                                 YEAR ENDED FEBRUARY 28,
                          1999     1998     1997     1996     1995
---------------------------------------------------------------------
PER SHARE DATA ($)
Net asset value,
beginning of year         11.75    11.54    11.65    11.34    11.81
                          -----------------------------------------
 Net investment income      .59      .61      .63      .66      .66
 Net realized and unrealized
 gains (losses)             .03       .35    (.10)     .31     (.47)
                            ----------------------------------------
Total from investment
operations                  .62      .96      .53      .97      .19
                            ---------------------------------------
 Dividends from net
 investment income         (.59)    (.61)    (.64)5   (.66)    (.66)
 In excess of net investment
 income                      -      (.01)       -        -        -
 Distributions from net
 realized gains            (.07)    (.13)       -        -        -
                           -----------------------------------------

Total distributions        (.66)    (.75)    (.64)   (.66)    (.66)
                           -----------------------------------------

Net asset value,
end of year               11.71    11.75    11.54   11.65    11.34
                           -----------------------------------------
Total return1 (%)          5.36     8.50     4.75    8.80     1.83


RATIOS/SUPPLEMENTAL DATA
Net assets, end of year
(x 1,000)               340,109    328,147  325,065  301,529  288,331
Ratios to average net
assets: (%)
 Expenses                   .68      .68      .68     .69      .67
 Net investment income     4.99     5.21     5.51    5.67     5.89
Portfolio turnover rate    6.80    30.46    29.22   10.29    16.90

MASSACHUSETTS FUND - CLASS C

                                 YEAR ENDED FEBRUARY 28,
                          1999     1998     1997     1996 3

PER SHARE DATA ($)
Net asset value,
beginning of year         11.80     11.59    11.69    11.36
                          ----------------------------------
 Net investment income      .52       .55      .57      .50
 Net realized and unrealized
 gains (losses)             .03       .34     (.09)     .32
                          -----------------------------------
Total from investment
operations                 .55        .89      .48      .82
                          -----------------------------------
 Dividends from net
 investment income        (.52)      (.55)    (.58) 5  (.49)
 Distributions from net
 realized gains           (.07)      (.13)       -         -
                          -----------------------------------
Total distributions       (.59)      (.68)     (.58)   (.49)
                          -----------------------------------

Net asset value,
end of year              11.76      11.80     11.59   11.69
                         -------------------------------------
Total return1 (%)         4.74       7.86      4.22    7.36

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year
(x 1,000)                26,271    13,937     6,378    2,759
Ratios to average net
assets: (%)
 Expenses                 1.24       1.25      1.25    1.26 2
 Net investment income    4.44       4.59      4.96    5.06 2
Portfolio turnover rate   6.80      30.46      29.22  10.29


MICHIGAN FUND - CLASS A

                                   YEAR ENDED FEBRUARY 28,
                          1999     1998     1997     1996     1995
------------------------------------------------------------------
PER SHARE DATA ($)
Net asset value,
beginning of year         12.20   $12.00   $12.09   $11.76   $12.24
                          -----------------------------------------
 Net investment income      .61      .63      .66      .68      .69
 Net realized and unrealized
 gains (losses)             .13       .34    (.09)     .34     (.48)
                            ----------------------------------------
Total from investment
operations                  .74      .97      .57     1.02      .21
                            ---------------------------------------
 Dividends from net
 investment income         (.61)    (.63)    (.66)6   (.69)5   (.69)
 In excess of net investment
 income                      -      (.01)       -        -        -
 Distributions from net
 realized gains            (.05)    (.13)       -        -        -
                           -----------------------------------------

Total distributions        (.66)    (.77)    (.66)    (.69)   (.69)
                           -----------------------------------------

Net asset value,
end of year               12.28    12.20    12.00    12.09   11.76
                          ------------------------------------------
Total return1 (%)          6.23     8.37     4.90     8.86     1.87


RATIOS/SUPPLEMENTAL DATA
Net assets, end of year
(x 1 million)             1,161   1,143     1,112    1,115    1,038
Ratios to average net
assets: (%)
 Expenses                   .63      .63      .62      .62      .61
 Net investment income     4.98     5.24     5.52     5.65     5.87
Portfolio turnover rate    7.37    20.08    30.03     9.38     9.12

MICHIGAN FUND - CLASS C

                                 YEAR ENDED FEBRUARY 28,
                          1999     1998     1997     1996 3
--------------------------------------------------------------
PER SHARE DATA ($)
Net asset value,
beginning of year         12.27     12.07    12.14    11.77
                         -----------------------------------
 Net investment income      .55       .57      .59      .51
 Net realized and unrealized
 gains (losses)             .13       .33     (.07)     .37
                         ------------------------------------
Total from investment
operations                  .68       .90      .52      .88
                         ------------------------------------
 Dividends from net
 investment income         (.54)     (.57)    (.59)    (.51)
 Distributions from net
 realized gains            (.05)     (.13)       -         -
                          ------------------------------------
Total distributions        (.59)     (.70)     (.59)   (.51)
                          ------------------------------------

Net asset value,
end of year               12.36      12.27    12.07   12.14
                          ------------------------------------
Total return1 (%)          5.71       7.70     4.44    7.58

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year
(x 1,000)                  49,970    32,873   20,162   6,683
Ratios to average net
assets: (%)
 Expenses                1.19      1.20        1.19    1.20 2
 Net investment income   4.42      4.67        4.94    5.03 2
Portfolio turnover rate  7.37     20.08       30.03    9.38


MINNESOTA FUND - CLASS A

                                   YEAR ENDED FEBRUARY 28,
                          1999     1998     1997     1996     1995
--------------------------------------------------------------------
PER SHARE DATA ($)
Net asset value,
beginning of year         12.16   $12.01   $12.14   $11.88   $12.33
                          -----------------------------------------
 Net investment income      .61      .64      .65      .67      .69
 Net realized and unrealized
 gains (losses)             .01      .25     (.12)     .27     (.45)
                          ------------------------------------------
Total from investment
operations                  .62      .89      .53      .94      .24
                          -----------------------------------------
 Dividends from net
 investment income         (.62)5   (.64)    (.66)    (.68)    (.69)4
 Distributions from net
 realized gains            (.02)    (.10)      -        -        -
                          ------------------------------------------

Total distributions        (.64)    (.74)    (.66)    (.68)    (.69)
                          ------------------------------------------

Net asset value,
end of year               12.14    12.16    12.01    12.14    11.88
                          ------------------------------------------
Total return1 (%)          5.18     7.60     4.54     8.06     2.12


RATIOS/SUPPLEMENTAL DATA
Net assets, end of year
(x 1,000)                515,174  495,315   482,128   492,139   479,934
Ratios to average net
assets: (%)
 Expenses                   .67      .65      .66      .66      .66
 Net investment income     5.01     5.29     5.47     5.58     5.81
Portfolio turnover rate   16.25    14.87    14.40    17.72    17.59

MINNESOTA FUND - CLASS C

                                 YEAR ENDED FEBRUARY 28,
                          1999     1998     1997     1996 3
---------------------------------------------------------------
PER SHARE DATA ($)
Net asset value,
beginning of year         12.21     12.05    12.17    11.89
                          -------------------------------------
 Net investment income      .54       .57      .59      .50
 Net realized and unrealized
 gains (losses)             .01       .26     (.12)     .28
                          -------------------------------------
Total from investment
operations                  .55       .83      .47      .78
                          -------------------------------------
 Dividends from net
 investment income         (.55)5    (.57)    (.59)    (.50)
 Distributions from net
 realized gains            (.02)     (.10)       -        -
                           ------------------------------------
Total distributions        (.57)     (.67)    (.59)    (.50)
                           ------------------------------------

Net asset value,
end of year               12.19     12.21    12.05    12.17
                          --------------------------------------
Total retur 1 (%)          4.58      7.04     3.98     6.67

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year
(x 1,000)                 20,896    10,131    4,844    1,152

Ratios to average net
assets: (%)
 Expenses                  1.23      1.22     1.23     1.25 2
 Net investment income     4.44      4.72     4.87     4.94 2
Portfolio turnover rate   16.25     14.87    14.40    17.72


OHIO FUND - CLASS A

                                   YEAR ENDED FEBRUARY 28,
                          1999     1998     1997     1996     1995
--------------------------------------------------------------------
PER SHARE DATA ($)
Net asset value,
beginning of year         12.45   $12.19   $12.22   $11.90   $12.40
                          ------------------------------------------
 Net investment income      .62      .64      .66      .68      .69
 Net realized and unrealized
 gains (losses)             .07      .33     (.03)     .33     (.50)
                          ------------------------------------------
Total from investment
operations                  .69      .97      .63     1.01      .19
                          ------------------------------------------
 Dividends from net
 investment income         (.62)    (.64)8   (.66)9   (.69)5   (.69)
 Distributions from net
 realized gains            (.03)    (.07)       -        -        -
                          ------------------------------------------

Total distributions        (.65)    (.71)    (.66)    (.69)    (.69)
                          ------------------------------------------

Net asset value,
end of year               12.49     12.45   12.19    12.22    11.90
                         --------------------------------------------
Total return1 (%)          5.63      8.22    5.35     8.66     1.74


RATIOS/SUPPLEMENTAL DATA
Net assets, end of year
(x 1,000)               776,592  741,079  698,360   685,783   652,545
Ratios to average net
assets: (%)
 Expenses                   .65       .64     .64      .64      .63
 Net investment income     4.98      5.24    5.43     5.58     5.83
Portfolio turnover rate    6.56     12.84   14.95    11.47    11.76

OHIO FUND - CLASS C

                                 YEAR ENDED FEBRUARY 28,
                          1999     1998     1997     1996 3
-----------------------------------------------------------------
PER SHARE DATA ($)
Net asset value,
beginning of year         12.51     12.24    12.26    11.90
                          ---------------------------------------
 Net investment income      .55       .58      .59      .52
 Net realized and unrealized
 gains (losses)             .08       .34     (.02)     .35
                          ---------------------------------------
Total from investment
operations                  .63       .92      .57      .87
                          ---------------------------------------
 Dividends from net
 investment income         (.55)     (.58)    (.59)    (.51)
 Distributions from net
 realized gains            (.03)     (.07)       -        -
                          ---------------------------------------
Total distributions        (.58)     (.65)    (.59)    (.51)
                          ---------------------------------------

Net asset value,
end of year               12.56     12.51    12.24    12.26
                          ---------------------------------------
Total return1 (%)          5.10      7.66     4.79     7.43

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year
(x 1,000)                 42,258   28,178    15,786    6,085
Ratios to average net
assets: (%)
 Expenses                  1.21      1.20        1.20       1.22 2
 Net investment income     4.42      4.67        4.80       4.99 2
Portfolio turnover rate    6.56     12.84       14.95      11.47

1. Total return does not include sales charges.
2. Annualized.
3. For the period May 1, 1995 (effective date) to February 29, 1996 for
   Class
   C.
4. Includes distributions in excess of net investment income in the amount of $.004.
5. Includes distributions in excess of net investment income in the amount of $.001.
6. Includes distributions in excess of net investment income in the amount of $.002.
7. Includes distributions from net realized gains of $.004.
8. Includes distributions in excess of net investment income in the amount of $.007.
9. Includes distributions in excess of net investment income in the amount of $.003.

YOUR ACCOUNT

[Insert graphic of pencil marking an "X"] CHOOSING A SHARE CLASS



Each class has its own sales charge and expense structure, allowing you to choose the class that best meets your situation. Your investment representative can help you decide. The Arizona and Florida Funds only offer Class A shares.

CLASS A               CLASS C
-------------------------------------------
o  Initial sales      o  Initial sales
   charge of 4.25%       charge of 1%
   or less

o  Deferred sales     o  Deferred
   charge of 1% on       sales charge of
   purchases of $1       1% on shares you
   million or more       sell within 18
   sold within 12        months
   months
o  Lower annual       o  Higher annual
   expenses than         expenses than
   Class C due to        Class A due to
   lower                 higher
   distribution fees     distribution
                         fees.

  BEFORE JANUARY 1, 1999, CLASS A SHARES WERE DESIGNATED CLASS I AND CLASS C
                       SHARES WERE DESIGNATED CLASS II.

SALES CHARGES - CLASS A

                              THE SALES CHARGE
                              MAKES UP THIS %     WHICH EQUALS THIS
WHEN YOU INVEST THIS AMOUNT   OF THE OFFERING      % OF YOUR NET
                                   PRICE            INVESTMENT
--------------------------------------------------------------------
Under $100,000                      4.25               4.44
$100,000 but under $250,000         3.50               3.63
$250,000 but under $500,000         2.50               2.56
$500,000 but under $1               2.00               2.04
million

INVESTMENTS OF $1 MILLION OR MORE If you invest $1 million or more, either as a lump sum or through our cumulative quantity discount or letter of intent programs (see page [#]), you can buy Class A shares without an initial sales charge. However, there is a 1% contingent deferred sales charge (CDSC) on any shares you sell within 12 months of purchase. The way we calculate the CDSC is the same for each class (please see page [#]).

DISTRIBUTION AND SERVICE (12B-1) FEES Class A has a distribution plan, sometimes known as a Rule 12b-1 plan, that allows the fund to pay distribution fees of up to 0.15% for the Arizona and Florida Funds and 0.10% for the remaining funds, per year to those who sell and distribute Class A shares and provide other services to shareholders. Because these fees are paid out of Class A's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

SALES CHARGES - CLASS C

                             THE SALES CHARGE
                             MAKES UP THIS %    WHICH EQUALS THIS
WHEN YOU INVEST THIS AMOUNT  OF THE OFFERING    % OF YOUR NET
                             PRICE              INVESTMENT
--------------------------------------------------------------------
Under $1 million             1.00               1.01

WE PLACE ANY INVESTMENT OF $1 MILLION OR MORE IN CLASS A SHARES, SINCE THERE IS NO INITIAL SALES CHARGE AND CLASS A'S ANNUAL EXPENSES ARE LOWER.

CDSC There is a 1% contingent deferred sales charge (CDSC) on any Class C shares you sell within 18 months of purchase. The way we calculate the CDSC is the same for each class (please see below).

DISTRIBUTION AND SERVICE (12B-1) FEES Class C has a distribution plan, sometimes known as a Rule 12b-1 plan, that allows each fund, except the Arizona and Florida Funds, to pay distribution and other fees of up to 0.65% per year for the sale of Class C shares and for services provided to shareholders. Because these fees are paid out of Class C's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

CONTINGENT DEFERRED SALES CHARGE (CDSC) - CLASS A & C

The CDSC for each class is based on the current value of the shares being sold or their net asset value when purchased, whichever is less. There is no CDSC on shares you acquire by reinvesting your dividends or capital gains distributions.

[Begin callout]
The HOLDING PERIOD FOR THE CDSC begins on the day you buy your shares. Your shares will age one month on that same date the next month and each following month.

For example, if you buy shares on the 18th of the month, they will age one month on the 18th day of the next month and each following month.
[End callout]

To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC. If there are not enough of these to meet your request, we will sell the shares in the order they were purchased. We will use this same method if you exchange your shares into another Franklin Templeton Fund (please see page [#] for exchange information).

SALES CHARGE REDUCTIONS AND WAIVERS

If you qualify for any of the sales charge reductions or waivers below, please let us know at the time you make your investment to help ensure you receive the lower sales charge.

QUANTITY DISCOUNTS We offer several ways for you to combine your purchases in the Franklin Templeton Funds to take advantage of the lower sales charges for large purchases of Class A shares.

[Begin callout]
The FRANKLIN TEMPLETON FUNDS include all of the Franklin Templeton U.S. registered mutual funds, except Franklin Valuemark Funds, Templeton Capital Accumulator Fund, Inc., and Templeton Variable Products Series Fund.
[End callout]

o CUMULATIVE QUANTITY DISCOUNT - lets you combine all of your shares in the Franklin Templeton Funds for purposes of calculating the sales charge. You also may combine the shares of your spouse, and your children or grandchildren, if they are under the age of 21. Certain company and retirement plan accounts also may be included.

o LETTER OF INTENT (LOI) - expresses your intent to buy a stated dollar amount of shares over a 13-month period and lets you receive the same sales charge as if all shares had been purchased at one time. We will reserve a portion of your shares to cover any additional sales charge that may apply if you do not buy the amount stated in your LOI.

    TO SIGN UP FOR THESE PROGRAMS, COMPLETE THE APPROPRIATE SECTION OF YOUR
                             ACCOUNT APPLICATION.

REINSTATEMENT PRIVILEGE If you sell shares of a Franklin Templeton Fund, you may reinvest some or all of the proceeds within 365 days without an initial sales charge. The proceeds must be reinvested within the same share class, except proceeds from the sale of Class B shares will be reinvested in Class A shares.

If you paid a CDSC when you sold your Class A or C shares, we will credit your account with the amount of the CDSC paid but a new CDSC will apply. For Class B shares reinvested in Class A, a new CDSC will not apply, although your account will not be credited with the amount of any CDSC paid when you sold your Class B shares.

Proceeds immediately placed in a Franklin Bank Certificate of Deposit (CD) also may be reinvested without an initial sales charge if you reinvest them within 365 days from the date the CD matures, including any rollover.

This privilege does not apply to shares you buy and sell under our exchange program. Shares purchased with the proceeds from a money fund may be subject to a sales charge.

SALES CHARGE WAIVERS Class A shares may be purchased without an initial sales charge or CDSC by various individuals and institutions or by investors who reinvest certain distributions and proceeds within 365 days. The CDSC for each class also may be waived for certain redemptions and distribuitons. If you would like information about available sales charge waivers, call your investment representative or call Shareholder Services at 1-800/632-2301. A list of available sales charge waivers also may be found in the Statement of Additional Information (SAI).

GROUP INVESTMENT PROGRAM Allows established groups of 11 or more investors to invest as a group. For sales charge purposes, the group's investments are added together. There are certain other requirements and the group must have a purpose other than buying fund shares at a discount.


[Insert graphic of a paper with lines
and someone writing] BUYING SHARES



MINIMUM INVESTMENTS
----------------------------------------------------------------
                                        INITIAL      ADDITIONAL
----------------------------------------------------------------
Regular accounts                        $1,000       $50
----------------------------------------------------------------
UGMA/UTMA accounts                      $100         $50
----------------------------------------------------------------
Broker-dealer sponsored wrap account
programs                                $250         $50
----------------------------------------------------------------
Full-time employees, officers,
trustees and directors of Franklin
Templeton entities, and their
immediate family members                $100         $50
----------------------------------------------------------------

ACCOUNT APPLICATION If you are opening a new account, please complete and sign the enclosed account application. Make sure you indicate the share class you have chosen. If you do not indicate a class, we will place your purchase in Class A shares. To save time, you can sign up now for services you may want on your account by completing the appropriate sections of the application (see the next page).

BUYING SHARES
----------------------------------------------------------------------
                   OPENING AN ACCOUNT        ADDING TO AN ACCOUNT
----------------------------------------------------------------------
[Insert graphic
of hands shaking]
                   Contact your investment   Contact your investment
THROUGH YOUR       representative            representative
INVESTMENT
REPRESENTATIVE
----------------------------------------------------------------------
                   Make your check payable   Make your check payable
[Insert graphic    to the fund.              to the fund. Include
of envelope]                                 your account number on
                   Mail the check and your   the check.
BY MAIL            signed application to
                   Investor Services.        Fill out the deposit
                                             slip from your account
                                             statement. If you do
                                             not have a slip,
                                             include a note with
                                             your name, the fund
                                             name, and your  account
                                             number.

                                             Mail the check and
                                             deposit slip or note to
                                             Investor Services.
----------------------------------------------------------------------
[Insert graphic    Call  to receive a wire   Call to receive a wire
of three           control number and wire   control number and wire
lightning bolts]   instructions.             instructions.

                   Wire the funds and mail   To make a same day wire
                   your signed application   investment, please call
BY WIRE            to Investor Services.     us by 1:00 p.m. pacific
                   Please include the wire   time and make sure your
1-800/632-2301     control number or your    wire arrives by 3:00
(or                new account number on     p.m.
1-650/312-2000     the application.
collect)
                   To make a same day wire
                   investment, please call
                   us by 1:00 p.m. pacific
                   time and make sure your
                   wire arrives by 3:00
                   p.m.
----------------------------------------------------------------------
[Insert graphic    Call Shareholder          Call Shareholder
of two arrows      Services at the number    Services at the number
pointing in        below, or send signed     below or our automated
opposite           written instructions.     TeleFACTS system, or
directions]        The TeleFACTS system      send signed written
                   cannot be used to open a  instructions.
BY EXCHANGE        new account.

                   (Please see page # for    (Please see page # for
TeleFACTS(R)         information on            information on
1-800/247-1753     exchanges.)               exchanges.)
(around-the-clock
access)
----------------------------------------------------------------------

             FRANKLIN TEMPLETON INVESTOR SERVICES P.O. BOX 997151,
                           SACRAMENTO, CA 95899-9983
                        CALL TOLL-FREE: 1-800/632-2301
          (MONDAY THROUGH FRIDAY 5:30 A.M. TO 5:00 P.M., PACIFIC TIME
                SATURDAY 6:30 A.M. TO 2:30 P.M., PACIFIC TIME)


[Insert graphic of person with a headset] INVESTOR SERVICES

AUTOMATIC INVESTMENT PLAN This plan offers a convenient way for you to invest in a fund by automatically transferring money from your checking or savings account each month to buy shares. The minimum investment to open an account with an automatic investment plan is $50. To sign up, complete the appropriate section of your account application.

AUTOMATIC PAYROLL DEDUCTION You may be able to invest automatically in Class A shares of the funds by transferring money from your paycheck to the funds by electronic funds transfer. If you are interested, indicate on your application that you would like to receive an Automatic Payroll Deduction Program kit.

DISTRIBUTION OPTIONS You may reinvest distributions you receive from the funds in an existing account in the same share class* of a fund or another Franklin Templeton Fund. Initial sales charges and CDSCs will not apply if you reinvest your distributions within 365 days. You can also have your distributions deposited in a bank account, or mailed by check. Deposits to a bank account may be made by electronic funds transfer.

Please indicate on your application the distribution option you have chosen, otherwise we will reinvest your distributions in the same share class of the fund.

*Class C shareholders may reinvest their distributions in Class A shares of any Franklin Templeton money fund.

TELEFACTS(R) Our TeleFACTS system offers around-the-clock access to information about your account or any Franklin Templeton Fund. This service is available from touch-tone phones at 1-800/247-1753. For a free TeleFACTS brochure, call 1-800/DIAL BEN.

TELEPHONE PRIVILEGES You will automatically receive telephone privileges when you open your account, allowing you and your investment representative to sell or exchange your shares and make certain other changes to your account by phone.

For accounts with more than one registered owner, telephone privileges also allow the funds to accept written instructions signed by only one owner for transactions and account changes that could otherwise be made by phone. For all other transactions and changes, all registered owners must sign the instructions.

As long as we take certain measures to verify telephone requests, we will not be responsible for any losses that may occur from unauthorized requests. Of course, you can decline telephone exchange or redemption privileges on your account application.

EXCHANGE PRIVILEGE You can exchange shares between most Franklin Templeton Funds within the same class*, generally without paying any additional sales charges. If you exchange shares held for less than six months, however, you may be charged the difference between the initial sales charge of the two funds if the difference is more than 0.25%. If you exchange shares from a money fund, a sales charge may apply no matter how long you have held the shares.

[Begin callout]
An EXCHANGE is really two transactions: a sale of one fund and the purchase of another. In general, the same policies that apply to purchases and sales apply to exchanges, including minimum investment amounts. Exchanges also have the same tax consequences as ordinary sales and purchases.
[End callout]

Generally exchanges may only be made between identically registered accounts, unless you send written instructions with a signature guarantee. Any CDSC will continue to be calculated from the date of your initial investment and will not be charged at the time of the exchange. The purchase price for determining a CDSC on exchanged shares will be the price you paid for the original shares. If you exchange shares subject to a CDSC into a Class A money fund, the time your shares are held in the money fund will not count towards the CDSC holding period.

Frequent exchanges can interfere with fund management or operations and drive up costs for all shareholders. To protect shareholders, there are limits on the number and amount of exchanges you may make (please see "Market Timers" on page [#]).

*Certain Class Z shareholders of Franklin Mutual Series Fund Inc. may exchange into Class A without any sales charge. Advisor Class shareholders of another Franklin Templeton Fund also may exchange into Class A without any sales charge. Advisor Class shareholders who exchange their shares for Class A shares and later decide they would like to exchange into another fund that offers Advisor Class may do so.

SYSTEMATIC WITHDRAWAL PLAN This plan allows you to automatically sell your shares and receive regular payments from your account. A CDSC may apply to withdrawals that exceed certain amounts. Certain terms and minimums apply. To sign up, complete the appropriate section of your application.

[Insert graphic of a certificate] SELLING SHARES

You can sell your shares at any time.

SELLING SHARES IN WRITING Requests to sell $100,000 or less can generally be made over the phone or with a simple letter. Sometimes, however, to protect you and the funds we will need written instructions signed by all registered owners, with a signature guarantee for each owner, if:

[Begin callout]
A SIGNATURE GUARANTEE helps protect your account against fraud.
You can obtain a signature guarantee at most banks and securities dealers.

A notary public CANNOT provide a signature guarantee.
[End callout]

o  you are selling more than $100,000 worth of shares
o  you want your proceeds paid to someone who is not a registered owner
o you want to send your proceeds somewhere other than the address of record, or preauthorized bank or brokerage firm account

We also may require a signature guarantee on instructions we receive from an agent, not the registered owners, or when we believe it would protect the funds against potential claims based on the instructions received.

SELLING RECENTLY PURCHASED SHARES If you sell shares recently purchased with a check or draft, we may delay sending you the proceeds until your check or draft has cleared, which may take seven business days or more. A certified or cashier's check may clear in less time.

REDEMPTION PROCEEDS Your redemption check will be sent within seven days after we receive your request in proper form. We are not able to receive or pay out cash in the form of currency. Redemption proceeds may be delayed if we have not yet received your signed account application.


SELLING SHARES
---------------------------------------------------------------
                      TO SELL SOME OR ALL OF YOUR SHARES
---------------------------------------------------------------
[Insert graphic of
hands shaking]
                      Contact your investment representative
THROUGH YOUR
INVESTMENT
REPRESENTATIVE
---------------------------------------------------------------
[Insert graphic of    Send written instructions and endorsed
envelope]             share certificates (if you hold share
                      certificates) to Investor Services.
BY MAIL               Corporate, partnership or trust
                      accounts may need to send additional
                      documents.

                      Specify the fund, the account number
                      and the dollar value or number of
                      shares you wish to sell. Be sure to
                      include all necessary signatures and
                      any additional documents, as well as
                      signature guarantees if required.

                      A check will be mailed to the name(s)
                      and address on the account, or
                      otherwise according to your written
                      instructions.
---------------------------------------------------------------
[Insert graphic of    As long as your transaction is for
phone]                $100,000 or less, you do not hold share
                      certificates and you have not changed
BY PHONE              your address by phone within the last
                      15 days, you can sell your shares by
1-800/632-2301        phone.

                      A check will be mailed to the name(s)
                      and address on the account. Written
                      instructions, with a signature
                      guarantee, are required to send the
                      check to another address or to make it
                      payable to another person.
---------------------------------------------------------------
[Insert graphic of    You can call or write to have
three lightning       redemption proceeds of $1,000 or more
bolts]                wired to a bank or escrow account. See
                      the policies above for selling shares
                      by mail or phone.

                      Before requesting a bank wire, please
BY WIRE make sure we have your bank account information on file. If we do not have this information, you will need to send written instructions with your bank's name and address, your bank account number, the ABA routing number, and a signature guarantee.

                      Requests received in proper form by
                      1:00 p.m. pacific time will be wired
                      the next business day.
---------------------------------------------------------------
[Insert graphic of    Obtain a current prospectus for the
two arrows pointing   fund you are considering.
in opposite
directions]           Call Shareholder Services at the number
                      below or our automated TeleFACTS
BY EXCHANGE           system, or send signed written
                      instructions. See the policies above
TeleFACTS(R)            for selling shares by mail or phone.
1-800/247-1753
(around-the-clock     If you hold share certificates, you
access)               will need to return them to the fund
                      before your exchange can be processed.
---------------------------------------------------------------

             FRANKLIN TEMPLETON INVESTOR SERVICES P.O. BOX 997151,
                           SACRAMENTO, CA 95899-9983
                        CALL TOLL-FREE: 1-800/632-2301
          (MONDAY THROUGH FRIDAY 5:30 A.M. TO 5:00 P.M., PACIFIC TIME
                SATURDAY 6:30 A.M. TO 2:30 P.M., PACIFIC TIME)

[Insert graphic of paper and pen] ACCOUNT POLICIES

CALCULATING SHARE PRICE  The funds calculate the net asset value per share
(NAV) each business day at the close of trading on the New York Stock Exchange (normally 1:00 p.m. pacific time). Each class's NAV is calculated by dividing its net assets by the number of its shares outstanding.

[Begin callout]
When you buy shares, you pay the offering price. The offering price is the NAV plus any applicable sales charge.

When you sell shares, you receive the NAV minus any applicable contingent deferred sales charge (CDSC).
[End callout]

The funds' assets are generally valued at their market value. If market prices are unavailable, or if an event occurs after the close of the trading market that materially affects the values, assets may be valued at their fair value.

Requests to buy and sell shares are processed at the NAV next calculated after we receive your request in proper form.

ACCOUNTS WITH LOW BALANCES If the value of your account falls below $250 ($50 for employee and UGMA/UTMA accounts) because you sell some of your shares, we may mail you a notice asking you to bring the account back up to its applicable minimum investment amount. If you choose not to do so within 30 days, we may close your account and mail the proceeds to the address of record. You will not be charged a CDSC if your account is closed for this reason.

STATEMENTS AND REPORTS You will receive confirmations and account statements that show your account transactions. You also will receive the funds' financial reports every six months. To reduce fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports. If you need additional copies, please call 1-800/DIAL BEN.

If there is a dealer or other investment representative of record on your account, he or she also will receive confirmations, account statements and other information about your account directly from a fund.

STREET OR NOMINEE ACCOUNTS You may transfer your shares from the street or nominee name account of one dealer to another, as long as both dealers have an agreement with Franklin Templeton Distributors, Inc. We will process the transfer after we receive authorization in proper form from your delivering securities dealer.

JOINT ACCOUNTS Unless you specify a different registration, accounts with two or more owners are registered as "joint tenants with rights of survivorship" (shown as "Jt Ten" on your account statement). To make any ownership changes to a joint account, all owners must agree in writing, regardless of the law in your state.

MARKET TIMERS The Insured Fund may restrict or refuse exchanges by market timers. If accepted, each exchange by a market timer will be charged $5 by Franklin/Templeton Investor Services, Inc., the fund's transfer agent. The remaining funds do not allow investments by market timers. You will be considered a market timer if you have (i) requested an exchange out of a fund within two weeks of an earlier exchange request, or (ii) exchanged shares out of a fund more than twice in a calendar quarter, or (iii) exchanged shares equal to at least $5 million, or more than 1% of a fund's net assets, or (iv) otherwise seem to follow a timing pattern. Shares under common ownership or control are combined for these limits.

ADDITIONAL POLICIES Please note that the funda maintain additional policies and reserves certain rights, including:

o The funds may refuse any order to buy shares, including any purchase under the exchange privilege.
o At any time, the funds may change their investment minimums or waive or lower their minimums for certain purchases.
o The funds may modify or discontinue the exchange privilege on 60 days' notice.
o You may only buy shares of a fund eligible for sale in your state or jurisdiction.
o In unusual circumstances, we may temporarily suspend redemptions, or postpone the payment of proceeds, as allowed by federal securities laws.
o For redemptions over a certain amount, the funds reserve the right to make payments in securities or other assets of the funds, in the case of an emergency or if the payment by check or wire would be harmful to existing shareholders.
o To permit investors to obtain the current price, dealers are responsible for transmitting all orders to the funds promptly.

DEALER COMPENSATION Qualifying dealers who sell fund shares may receive sales commissions and other payments. These are paid by Franklin Templeton Distributors, Inc. (Distributors) from sales charges, distribution and service (12b-1) fees and its other resources.


ARIZONA AND FLORIDA FUNDS    CLASS A
------------------------------------------
COMMISSION (%)               ---
Investment under $100,000    4.00
$100,000 but under $250,000  3.25
$250,000 but under $500,000  2.25
$500,000 but under $1        1.85
million
$1 million or more           up to 0.75 1
12B-1 FEE TO DEALER          0.15%

REMAINING FUNDS              CLASS A      CLASS C
------------------------------------------------------
COMMISSION (%)               ---          2.00
Investment under $100,000    4.00         ---
$100,000 but under $250,000  3.25         ---
$250,000 but under $500,000  2.25         ---
$500,000 but under $1        1.85         ---
million
$1 million or more           up to 0.75 1 ---
12B-1 FEE TO DEALER          0.10%        0.652

A dealer commission of up to 0.25% may be paid on Class A NAV purchases by certain trust companies and bank trust departments, eligible governmental authorities, and broker-dealers or others on behalf of clients participating in comprehensive fee programs.

1. During the first year after purchase, dealers may not be eligible to receive the 12b-1 fee.
2. Dealers may be eligible to receive up to 0.15% during the first year after purchase and may be eligible to receive the full 12b-1 fee starting in the 13th month.

[Insert graphic of question mark]QUESTIONS

If you have any questions about the funds or your account, you can write to us at P.O. Box 997151, Sacramento, CA 95899-9983. You can also call us at one of the following numbers. For your protection and to help ensure we provide you with quality service, all calls may be monitored or recorded.

                                        HOURS (PACIFIC TIME,
DEPARTMENT NAME       TELEPHONE NUMBER  MONDAY THROUGH FRIDAY)
-----------------------------------------------------------------
Shareholder Services  1-800/632-2301    5:30 a.m. to 5:00 p.m.
                                        6:30 a.m. to 2:30 p.m.
                                        (Saturday)
Fund Information      1-800/DIAL BEN    5:30 a.m. to 8:00 p.m.
                      (1-800/342-5236)  6:30 a.m. to 2:30 p.m.
                                        (Saturday)
Retirement Plan
Services              1-800/527-2020    5:30 a.m. to 5:00 p.m.
Dealer Services       1-800/524-4040    5:30 a.m. to 5:00 p.m.
Institutional         1-800/321-8563    6:00 a.m. to 5:00 p.m.
Services
TDD (hearing          1-800/851-0637    5:30 a.m. to 5:00 p.m.
impaired)

FOR MORE INFORMATION

You can learn more about each fund in the following documents:

ANNUAL/SEMIANNUAL REPORT TO SHAREHOLDERS

Includes a discussion of recent market conditions and fund strategies, financial statements, detailed performance information, portfolio holdings, and the auditor's report.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

Contains more information about each fund, its investments and policies. It is incorporated by reference (is legally a part of this prospectus).

For a free copy of the current annual/semiannual report or the SAI, please contact your investment representative or call us at the number below.


FRANKLIN(R)TEMPLETON(R)
1-800/DIAL BEN(R) (1-800/342-5236)
TDD (Hearing Impaired) 1-800/851-0637
www.franklin-templeton.com




You can also obtain information about each fund by visiting the SEC's Public Reference Room in Washington D.C. (phone 1-800/SEC-0330) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-6009. You can also visit the SEC's Internet site at http://www.sec.gov.


Investment Company Act file #811-4149                              TF1 P 07/99



Prospectus

Franklin Tax-Free Trust

Franklin Alabama Tax-Free Income Fund - Class A & C
Franklin Florida Tax-Free Income Fund - Class A & C
Franklin Georgia Tax-Free Income Fund - Class A & C
Franklin Kentucky Tax-Free Income Fund - Class A
Franklin Louisiana Tax-Free Income Fund - Class A & C
Franklin Maryland Tax-Free Income Fund - Class A & C
Franklin Missouri Tax-Free Income Fund - Class A & C
Franklin North Carolina Tax-Free Income Fund - Class A & C
Franklin Texas Tax-Free Income Fund - Class A & C
Franklin Virginia Tax-Free Income Fund - Class A & C

CLASS A & C

INVESTMENT STRATEGY  Tax-Free Income

JULY 1, 1999

[Insert Franklin Templeton Ben Head]

THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.




CONTENTS

THE FUND

[Begin callout]
INFORMATION ABOUT EACH FUND YOU SHOULD KNOW BEFORE INVESTING
[End callout]

[insert page #]  Goals and Strategies

[insert page #]  Main Risks

[insert page #]  Performance

[insert page #]  Fees and Expenses

[insert page #]  Management

[insert page #]  Distributions and Taxes

[insert page #]  Financial Highlights

YOUR ACCOUNT

[Begin callout]
INFORMATION ABOUT SALES CHARGES, ACCOUNT TRANSACTIONS AND SERVICES
[End callout]

[insert page #] Choosing a Share Class

[insert page #] Buying Shares

[insert page #] Investor Services

[insert page #] Selling Shares

[insert page #] Account Policies

[insert page #] Questions

FOR MORE INFORMATION

[Begin callout]
WHERE TO LEARN MORE ABOUT EACH FUND
[End callout]

Back Cover

THE FUNDS

[Insert graphic of bullseye and arrows] GOALS AND STRATEGIES

GOALS Each fund's investment goal is to provide investors with as high a level of income exempt from federal income taxes as is consistent with prudent investing, while seeking preservation of shareholders' capital. Each fund also tries to provide a maximum level of income exempt from personal income taxes, if any, for resident shareholders of the fund's state.

PRINCIPAL INVESTMENTS Each fund normally invests predominately in municipal securities whose interest is free from federal income taxes, including the federal alternative minimum tax, and the personal income taxes, if any, of the fund's state. Although each fund tries to invest all of its assets in tax-free securities, it is possible, although not anticipated, that up to 20% of its assets may be in securities that pay taxable interest.

[Begin callout]
MUNICIPAL SECURITIES are issued by state and local governments, their agencies and authorities, as well as by the District of Columbia and U.S. territories and possessions, to borrow money for various public and private projects. The issuer pays a fixed or variable rate of interest, and must repay the amount borrowed (the "principal") at maturity.
[End callout]

Each fund only buys securities rated in the top four ratings by U.S. nationally recognized rating services (or comparable unrated securities). The manager selects securities that it believes will provide the best balance between risk and return within a fund's range of allowable investments and typically uses a buy and hold strategy. This means it holds securities in the fund's portfolio for income purposes, rather than trading securities for capital gains, although the manager may sell a security at any time if it believes it could help the fund meet its goal.

Each fund may invest in variable and floating rate securities, whose interest rates change either at specific intervals or whenever a benchmark rate changes. While this feature helps protect against a decline in the security's market price when interest rates go up, it lowers the fund's income when interest rates fall.

Each fund also may invest in municipal lease obligations, which generally are issued to finance the purchase of public property. The property is leased to a state or local government and the lease payments are used to pay the interest on the obligations. These differ from other municipal securities because the money to make the lease payments must be set aside each year or the lease can be cancelled without penalty. If this happens, investors who own the obligations may not be paid.

TEMPORARY INVESTMENTS The manager may take a temporary defensive position when it believes the securities trading markets or the economy are experiencing excessive volatility or a prolonged general decline, or other unusual or adverse conditions exist. Under these circumstances, a fund may be unable to pursue its investment goals, because it may not invest or may invest substantially less in tax-free securities or in municipal securities of the fund's state.

[Insert graphic of chart with line going up and down] MAIN RISKS

INCOME Since each fund can only distribute what it earns, the fund's distributions to shareholders may decline when interest rates fall.

CREDIT There is the possibility that an issuer will be unable to make interest payments and repay principal. Changes in an issuer's financial strength or in a security's credit rating may affect a security's value and, thus, impact fund performance.

Many of each fund's portfolio securities may be supported by credit enhancements, which may be provided by either U.S. or foreign entities. These securities have the credit risk of the entity providing the credit support. To the extent a fund holds insured securities, a change in the credit rating of any one or more of the municipal bond insurers that insure securities in the fund's portfolio may affect the value of the securities they insure and the fund's share price. Credit support provided by a foreign entity may be less certain because of the possibility of adverse foreign economic, political or legal developments that may affect the ability of that entity to meet its obligations.

[Begin callout]
Because interest rates and municipal security prices fluctuate, the amount of the fund's distributions and the value of your investment in the fund will go up and down. This means you could lose money over short or even extended periods.
[End callout]

INTEREST RATE When interest rates go up, municipal security prices fall. The opposite is also true: municipal security prices go up when interest rates fall. In general, securities with longer maturities are more sensitive to these price changes.

CALL There is the likelihood that a security will be prepaid (called) before maturity. An issuer is more likely to call its securities when interest rates are falling, because the issuer can issue new securities with lower interest payments. If a security is called, the fund may have to replace it with a lower-yielding security. At any time, each fund may have a large amount of its assets invested in municipal securities subject to call risk, including escrow-secured or defeased bonds. A call of some or all of these securities may lower the fund's income and its distributions to shareholders.

MARKET A security's value may be reduced by market activity or the results of supply and demand. This is a basic risk associated with all securities. When there are more sellers than buyers, prices tend to fall. Likewise, when there are more buyers than sellers, prices tend to go up.

Each fund may invest more than 25% of its assets in municipal securities that finance similar types of projects, such as hospitals, housing, industrial development, transportation or pollution control. A change that affects one project, such as proposed legislation on the financing of the project, a shortage of the materials needed for the project, or a declining need for the project, would likely affect all similar projects, thereby increasing market risk.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS Municipal securities may be issued on a when-issued or delayed delivery basis, where payment and delivery take place at a future date. Since the market price of the security may fluctuate during the time before payment and delivery, the fund assumes the risk that the value of the security at delivery may be more or less than the purchase price.

DIVERSIFICATION The Maryland Fund is a non-diversified fund. It may invest a greater portion of its assets in the municipal securities of one issuer than a diversified fund. This fund may be more sensitive to economic, business, political or other changes affecting similar issuers or securities, which may result in greater fluctuation in the value of its shares. The fund, however, intends to meet certain tax diversification requirements. The other funds are all diversified funds. Each fund may involve more risk than an investment in a fund that does not focus on securities of a single state.

STATE Since each fund invests heavily in municipal securities of its state, events in that state are likely to affect the fund's investments and its performance. These events may include economic or political policy changes, tax base erosion, state constitutional limits on tax increases, budget deficits and other financial difficulties, and changes in the ratings assigned to the state's municipal issuers.

A negative change in any one of these or other areas could affect the ability of a state's municipal issuers to meet their obligations. It is important to remember that economic, budget and other conditions within a state are unpredictable and can change at any time.

U.S. TERRITORIES Each fund may invest up to 35% of its assets in municipal securities issued by U.S. territories. As with state municipal securities, events in any of these territories where a fund is invested may affect the fund's investments and its performance.

YEAR 2000 When evaluating current and potential portfolio positions, Year 2000 is one of the factors the funds' manager considers.

Municipal issuers generally are not required to report on their Year 2000 readiness. This makes it more difficult for the manager to evaluate their readiness. There have been reports, however, that many municipal issuers are behind in their efforts to address the Year 2000 problem. The manager, of course, cannot audit each issuer and its major suppliers to verify their Year 2000 readiness. The manager is making extensive efforts, however, to contact the issuers of municipal securities held by the funds to try to assess their Year 2000 readiness.

If an issuer in which the fund is invested is adversely affected by Year 2000 problems, it is possible that the issuer's ability to make timely interest and principal payments also will be affected, at least temporarily. This may affect both the amount and timing of the fund's distributions and the fund's performance. It also is likely that the price of the issuer's securities will be adversely affected. A decrease in the value of one or more of the fund's portfolio holdings will have a similar impact on the fund's performance. Please see page [#] for more information.

More detailed information about the fund, its policies (including temporary investments), risks and municipal securities ratings can be found in the fund's Statement of Additional Information (SAI).

[Begin callout]
Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Mutual fund shares involve investment risks, including the possible loss of principal.
[End callout]

[Insert graphic of a bull and a bear] PERFORMANCE

This bar chart and table show the volatility of each fund's returns, which is one indicator of the risks of investing in a fund. The bar chart shows changes in a fund's returns from year to year over the past 8 calendar years for the Kentucky Fund and 10 calendar years for the remaining funds. The tables show how each fund's average annual total returns compare to those of a broad-based securities market index. Of course, past performance cannot predict or guarantee future results.

ALABAMA FUND CLASS A ANNUAL TOTAL RETURNS 1

[Insert bar graph]

9.85%  5.29%  12.40%  8.79%  12.24%  -4.44%  15.28%  4.95%  9.03%  3.42%
89      90      91     92      93      94      95     96     97     98

                                 YEAR

[Begin callout]
BEST QUARTER:
Q1 '95  6.25%

WORST QUARTER:
Q1 '94 -4.36%
[End callout]

AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 1998

                                  1 YEAR       5 YEARS       10 YEARS
--------------------------------------------------------------------------
Franklin Alabama Tax-Free Income
Fund - Class A2                   -0.96%       4.54%         7.08%
Lehman Brothers Municipal Bond
Index3                            6.48%        6.23%         8.22%

                                               SINCE
                                               INCEPTION
                                  1 YEAR       (5/1/95)
--------------------------------------------------------------------------
Franklin Alabama Tax-Free Income
Fund - Class C2                   0.84%        6.15%
Lehman Brothers Municipal Bond
Index3                            6.48%        8.10%

1. Figures do not reflect sales charges. If they did, returns would be lower. As of March 31, 1999, the fund's year-to-date return was 1.00% for Class A.
2. Figures reflect sales charges.
All fund performance assumes reinvestment of dividends and capital gains.
May 1, 1994, Class A implemented a Rule 12b-1 plan, which affects subsequent performance.
3. Source: Standard & Poor's(R) Micropal. The unmanaged Lehman Brothers Municipal Bond Index includes investment grade bonds issued within the last five years as part of a deal of over $50 million and with a maturity of at least two years. It includes reinvested interest.
One cannot invest directly in an index, nor is an index representative of the fund's portfolio.

FLORIDA FUND CLASS A ANNUAL TOTAL RETURNS1

[Insert bar graph]

9.82%  6.08%  12.56%  8.81%  12.01%  -3.34%  14.67%  4.39%  8.11%  6.34%
89      90      91      92     93      94      95     96     97     98

                               YEAR

[Begin callout]
BEST QUARTER:
Q1 '95  5.93%

WORST QUARTER:
Q1 '94 -3.84%
[End callout]

AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 1998

                                  1 YEAR       5 YEARS       10 YEARS
--------------------------------------------------------------------------
Franklin Florida Tax-Free Income
Fund - Class A2                   1.79%        4.96%         7.37%
Lehman Brothers Municipal Bond
Index3                            6.48%        6.23%         8.22%

                                               SINCE
                                               INCEPTION
                                  1 YEAR       (5/1/95)
--------------------------------------------------------------------------
Franklin Florida Tax-Free Income
Fund - Class C2                   3.66%        6.57%
Lehman Brothers Municipal Bond
Index3                            6.48%        8.10%

1. Figures do not reflect sales charges. If they did, returns would be lower. As of March 31, 1999, the fund's year-to-date return was 0.73% for Class A.
2. Figures reflect sales charges.
All fund performance assumes reinvestment of dividends and capital gains.
May 1, 1994, Class A implemented a Rule 12b-1 plan, which affects subsequent performance.
3. Source: Standard & Poor's(R) Micropal. The unmanaged Lehman Brothers Municipal Bond Index includes investment grade bonds issued within the last five years as part of a deal of over $50 million and with a maturity of at least two years. It includes reinvested interest.
One cannot invest directly in an index, nor is an index representative of the fund's portfolio.

GEORGIA FUND CLASS A ANNUAL TOTAL RETURNS1

[Insert bar graph]

10.70%  5.65%  12.23%  8.82%  11.89%  -3.74%  14.06%  4.66%  7.84%  5.63%
89       90      91     92      93      94      95     96     97     98

                                   YEAR

[Begin callout]
BEST QUARTER:
Q2 '89  6.23%

WORST QUARTER:
Q1 '94 -4.26%
[End callout]

AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 1998

                                  1 YEAR       5 YEARS       10 YEARS
--------------------------------------------------------------------------
Franklin Georgia Tax-Free Income
Fund - Class A2                   1.13%        4.62%         7.19%
Lehman Brothers Municipal Bond
Index3                            6.48%        6.23%         8.22%

                                               SINCE
                                               INCEPTION
                                  1 YEAR       (5/1/95)
--------------------------------------------------------------------------
Franklin Georgia Tax-Free Income
Fund - Class C2                   3.01%        6.21%
Lehman Brothers Municipal Bond
Index3                            6.48%        8.10%

1. Figures do not reflect sales charges. If they did, returns would be lower. As of March 31, 1999, the fund's year-to-date return was 0.63% for Class A.
2. Figures reflect sales charges.
All fund performance assumes reinvestment of dividends and capital gains.
May 1, 1994, Class A implemented a Rule 12b-1 plan, which affects subsequent performance.
3. Source: Standard & Poor's(R) Micropal. The unmanaged Lehman Brothers Municipal Bond Index includes investment grade bonds issued within the last five years as part of a deal of over $50 million and with a maturity of at least two years. It includes reinvested interest.
One cannot invest directly in an index, nor is an index representative of the fund's portfolio.

KENTUCKY FUND CLASS A ANNUAL TOTAL RETURNS1

 [Insert bar graph]

10.48%  13.90%  -8.52%  19.86%  4.26%  9.35%  6.09%
  92      93      94      95      96    97     98

                        YEAR

[Begin callout]
BEST QUARTER:
Q1 '95  8.79%

WORST QUARTER:
Q1 '94 -7.34%
[End callout]

AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 1998
                                                             SINCE
                                                             INCEPTION
                                  1 YEAR       5 YEARS       (10/21/91)
--------------------------------------------------------------------------
Franklin Kentucky Tax-Free
Income Fund - Class A2            1.56%        4.89%         7.03%
[] Index3                         6.48%        6.23%         7.65%


1. Figures do not reflect sales charges. If they did, returns would be lower. As of March 31, 1994, the fund's year-to-date return was 0.73% for Class A.
2. Figures reflect sales charges.
All fund performance assumes reinvestment of dividends and capital gains.
May 1, 1999, Class A implemented a Rule 12b-1 plan, which affects subsequent performance.
3. Source: Standard & Poor's(R) Micropal. The unmanaged Lehman Brothers Municipal Bond Index includes investment grade bonds issued within the last five years as part of a deal of over $50 million and with a maturity of at least two years. It includes reinvested interest.
One cannot invest directly in an index, nor is an index representative of the fund's portfolio.

LOUISIANA FUND CLASS A ANNUAL TOTAL RETURNS1

[Insert bar graph]

10.68%  6.50%  12.23%  8.98%  11.13%  -4.80%  14.59%  4.83%  8.79%  5.39%
 89       90     91     92      93      94      95      96    97      98

                                YEAR

[Begin callout]
BEST QUARTER:
Q2 '89  5.93%

WORST QUARTER:
Q1 '94 -4.47%
[End callout]

AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 1998

                                  1 YEAR       5 YEARS       10 YEARS
--------------------------------------------------------------------------
Franklin Louisiana Tax-Free
Income Fund - Class A2            0.88%        4.66%         7.24%
Lehman Brothers Municipal Bond
Index3                            6.48%        6.23%         8.22%

                                               SINCE
                                               INCEPTION
                                  1 YEAR       (5/1/95)
--------------------------------------------------------------------------
Franklin Louisiana Tax-Free
Income Fund - Class C2            2.71%        6.57%
Lehman Brothers Municipal Bond
Index3                            6.48%        8.10%

1. Figures do not reflect sales charges. If they did, returns would be lower. As of March 31, 1999, the fund's year-to-date return was 0.81% for Class A.
2. Figures reflect sales charges.
All fund performance assumes reinvestment of dividends and capital gains.
May 1, 1994, Class A implemented a Rule 12b-1 plan, which affects subsequent performance.
3. Source: Standard & Poor's(R) Micropal. The unmanaged Lehman Brothers Municipal Bond Index includes investment grade bonds issued within the last five years as part of a deal of over $50 million and with a maturity of at least two years. It includes reinvested interest.
One cannot invest directly in an index, nor is an index representative of the fund's portfolio.

MARYLAND FUND CLASS A ANNUAL TOTAL RETURNS1

[Insert bar graph]

9.78%  5.41%  12.06%  8.87%  12.15%  -5.09%  17.27%  3.96%  8.54%  5.88%
 89     90     91      92       93     94      95      96    97     98

                                  YEAR

[Begin callout]
BEST QUARTER:
Q1 '95  7.25%

WORST QUARTER:
Q1 '94  4.78%
[End callout]

AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 1998

                                  1 YEAR       5 YEARS       10 YEARS
--------------------------------------------------------------------------
Franklin Maryland Tax-Free
Income Fund - Class A2            1.36%        4.96%         7.26%
Lehman Brothers Municipal Bond
Index3                            6.48%        6.23%         8.22%

                                               SINCE
                                               INCEPTION
                                  1 YEAR       (5/1/95)
--------------------------------------------------------------------------
Franklin Maryland Tax-Free
Income Fund - Class C2            3.20%        6.82%
Lehman Brothers Municipal Bond
Index3                            6.48%        8.10%

1. Figures do not reflect sales charges. If they did, returns would be lower. As of March 31, 1999, the fund's year-to-date return was 0.73% for Class A.
2. Figures reflect sales charges.
All fund performance assumes reinvestment of dividends and capital gains.
May 1, 1994, Class A implemented a Rule 12b-1 plan, which affects subsequent performance.
3. Source: Standard & Poor's(R) Micropal. The unmanaged Lehman Brothers Municipal Bond Index includes investment grade bonds issued within the last five years as part of a deal of over $50 million and with a maturity of at least two years. It includes reinvested interest.
One cannot invest directly in an index, nor is an index representative of the fund's portfolio.

MISSOURI FUND CLASS A ANNUAL TOTAL RETURNS1

[Insert bar graph]

9.74%  6.66%  11.97%  9.02%  13.28%  -5.09%  15.68%  4.70%  9.14%  5.76%
 89     90      91     92      93      94      95     96     97     98

                                 YEAR

[Begin callout]
BEST QUARTER:
Q1 '95  6.44%

WORST QUARTER:
Q1 '94 -4.84%
[End callout]

AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 1998

                                  1 YEAR       5 YEARS       10 YEARS
--------------------------------------------------------------------------
Franklin Missouri Tax-Free
Income Fund - Class A2            1.27%        4.91%         7.48%
Lehman Brothers Municipal Bond
Index3                            6.48%        6.23%         8.22%

                                               SINCE
                                               INCEPTION
                                  1 YEAR       (5/1/95)
--------------------------------------------------------------------------
Franklin Missouri Tax-Free
Income Fund - Class C2            3.13%        6.76%
Lehman Brothers Municipal Bond
Index3                            6.48%        8.10%

1. Figures do not reflect sales charges. If they did, returns would be lower. As of March 31, 1999, the fund's year-to-date return was 0.88% for Class A.
2. Figures reflect sales charges.
All fund performance assumes reinvestment of dividends and capital gains.
May 1, 1994, Class A implemented a Rule 12b-1 plan, which affects subsequent performance.
3. Source: Standard & Poor's(R) Micropal. The unmanaged Lehman Brothers Municipal Bond Index includes investment grade bonds issued within the last five years as part of a deal of over $50 million and with a maturity of at least two years. It includes reinvested interest.
One cannot invest directly in an index, nor is an index representative of the fund's portfolio.

NORTH CAROLINA FUND CLASS A ANNUAL TOTAL RETURNS1

[Insert bar graph]

10.29%  6.33%  11.50%  9.12%  11.67%  -5.73%  16.12%  4.08%  8.91%  5.94%
  89     90      91     92      93      94      95     96     97     98

                                 YEAR

[Begin callout]
BEST QUARTER:
Q1 '95  7.28%

WORST QUARTER:
Q1 '94 -4.97%
[End callout]

AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 1998

                                  1 YEAR       5 YEARS       10 YEARS
--------------------------------------------------------------------------
Franklin North Carolina Tax-Free
Income Fund - Class A2            1.42%        4.71%         7.20%
Lehman Brothers Municipal Bond
Index3                            6.48%        6.23%         8.22%

                                               SINCE
                                               INCEPTION
                                  1 YEAR       (5/1/95)
--------------------------------------------------------------------------
Franklin North Carolina Tax-Free
Income Fund - Class C2            3.48%        6.64%
Lehman Brothers Municipal Bond
Index3                            6.48%        8.10%

1. Figures do not reflect sales charges. If they did, returns would be lower. As of March 31, 1999, the fund's year-to-date return was 0.70% for Class A.
2. Figures reflect sales charges.
All fund performance assumes reinvestment of dividends and capital gains.
May 1, 1994, Class A implemented a Rule 12b-1 plan, which affects subsequent performance.
3. Source: Standard & Poor's(R) Micropal. The unmanaged Lehman Brothers Municipal Bond Index includes investment grade bonds issued within the last five years as part of a deal of over $50 million and with a maturity of at least two years. It includes reinvested interest.
One cannot invest directly in an index, nor is an index representative of the fund's portfolio.

TEXAS FUND CLASS A ANNUAL TOTAL RETURNS1

[Insert bar graph]

10.51%  6.04%  12.14%  8.56%  11.59%  -2.79%  13.32%  5.17%  9.10%  5.10%
  89     90      91     92      93      94      95     96     97     98

                                  YEAR

[Begin callout]
BEST QUARTER:
Q2 '89  5.56%

WORST QUARTER:
Q1 '94 -3.48%
[End callout]

AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 1998

                                  1 YEAR       5 YEARS       10 YEARS
--------------------------------------------------------------------------
Franklin Texas Tax-Free Income
Fund - Class A2                   0.63%        4.92%         7.31%
Lehman Brothers Municipal Bond
Index3                            6.48%        6.23%         8.22%

                                               SINCE
                                               INCEPTION
                                  1 YEAR       (5/1/95)
--------------------------------------------------------------------------
Franklin Texas Tax-Free Income
Fund - Class C2                   2.51%        6.78%
Lehman Brothers Municipal Bond
Index3                            6.48%        8.10%

1. Figures do not reflect sales charges. If they did, returns would be lower. As of March 31, 1999, the fund's year-to-date return was 0.80% for Class A.
2. Figures reflect sales charges.
All fund performance assumes reinvestment of dividends and capital gains.
May 1, 1994, Class A implemented a Rule 12b-1 plan, which affects subsequent performance.
3. Source: Standard & Poor's(R) Micropal. The unmanaged Lehman Brothers Municipal Bond Index includes investment grade bonds issued within the last five years as part of a deal of over $50 million and with a maturity of at least two years. It includes reinvested interest.
One cannot invest directly in an index, nor is an index representative of the fund's portfolio.

VIRGINIA FUND CLASS A ANNUAL TOTAL RETURNS1

[Insert bar graph]

10.06%  5.91%  12.53%  8.95%  12.40%  -4.64%  15.45%  4.17%  8.50%  5.83%
  89     90      91     92      93      94      95      96     97    98

                        YEAR

[Begin callout]
BEST QUARTER:
Q1 '95  6.53%

WORST QUARTER:
Q1 '94 -4.30%
[End callout]

AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 1998

                                  1 YEAR       5 YEARS       10 YEARS
--------------------------------------------------------------------------
Franklin Virginia Tax-Free
Income Fund - Class A2            1.30%        4.75%         7.32%
Lehman Brothers Municipal Bond
Index3                            6.48%        6.23%         8.22%

                                               SINCE
                                               INCEPTION
                                  1 YEAR       (5/1/95)
--------------------------------------------------------------------------
Franklin Virginia Tax-Free
Income Fund - Class C2            3.25%        6.55%
Lehman Brothers Municipal Bond
Index3                            6.48%        8.10%

1. Figures do not reflect sales charges. If they did, returns would be lower. As of March 31, 1999, the fund's year-to-date return was 0.77% for Class A.
2. Figures reflect sales charges.
All fund performance assumes reinvestment of dividends and capital gains.
May 1, 1994, Class A implemented a Rule 12b-1 plan, which affects subsequent performance.
3. Source: Standard & Poor's(R) Micropal. The unmanaged Lehman Brothers Municipal Bond Index includes investment grade bonds issued within the last five years as part of a deal of over $50 million and with a maturity of at least two years. It includes reinvested interest.
One cannot invest directly in an index, nor is an index representative of the fund's portfolio.

[Insert graphic of percentage sign] FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                                           North
            Alabama  Florida Georgia Kentucky Louisiana Maryland Missouri Carolina Texas Virginia
              Fund    Fund    Fund     Fund      Fund     Fund     Fund     Fund   Fund    Fund
-------------------------------------------------------------------------------------------------
CLASS A1
Maximum
sales charge
(load) as a
percentage     4.25%  4.25%  4.25%    4.25%    4.25%    4.25%    4.25%   4.25%   4.25%  4.25%
of offering
price
Load imposed
on purchases   4.25%  4.25%  4.25%    4.25%    4.25%    4.25%    4.25%   4.25%   4.25%  4.25%
Maximum
deferred        None   None   None    None     None     None     None    None    None    None
sales charge
(load)3
Exchange fee    None   None   None    None     None     None     None    None    None    None

CLASS C1
Maximum
sales charge
(load) as a
percentage     1.99%  1.99%  1.99%     --      1.99%    1.99%    1.99%   1.99%   1.99%   1.99%
of offering
price
Load imposed
on purchases   1.00%  1.00%  1.00%     --      1.00%    1.00%    1.00%   1.00%   1.00%   1.00%
Maximum
deferred       0.99%  0.99%  0.99%     --      0.99%    0.99%    0.99%   0.99%   0.99%   0.99%
sales charge
(load)4
Exchange fee    None   None   None     --      None     None     None    None    None    None

Please see "Choosing a Share Class" on page [#] for an explanation of how and when these sales charges apply.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)

                                                                           North
            Alabama  Florida Georgia Kentucky Louisiana Maryland Missouri Carolina Texas Virginia
              Fund    Fund    Fund     Fund      Fund     Fund     Fund     Fund   Fund    Fund
-------------------------------------------------------------------------------------------------


CLASS A1
Management    0.56%   0.47%   0.58%   0.63%    0.59%    0.55%    0.53%    0.53%   0.59%   0.52%
fees
Distribution
and service
(12b-1) fees4 0.09%   0.09    0.10%   0.10%    0.09%    0.10%    0.10%    0.10%   0.09%   0.09%
Other         0.06%   0.05%   0.08%   0.08%    0.07%    0.09%    0.07%    0.07    0.09%   0.07%
expenses      -----------------------------------------------------------------------------------

Total annual
fund          0.71%   0.61%   0.76%   0.81% 5  0.75%    0.74%    0.70%    0.70%   0.77%   0.68%
operating     =================================================================================
expenses

CLASS C1
Management    0.56%   0.47%   0.58%     --     0.59%    0.55%    0.53%    0.53%   0.59%   0.52%
fees
Distribution
and service
(12b-1) fees4 0.65%  0.65%    0.65%     --     0.65%    0.65%    0.65%    0.65%   0.65%   0.65%
Other         0.06%  0.05%    0.08%     --     0.07%    0.09%    0.07%    0.07%   0.09%   0.07%
expenses      ----------------------------------------------------------------------------------

Total annual
fund          1.27%  1.17%    1.31%     --     1.31%    1.29%    1.25%    1.25%   1.33%   1.24%
operating     =================================================================================
expenses

1. Before January 1, 1999, Class A shares were designated Class I and Class C shares were designated Class II.
2. Except for investments of $1 million or more (see page [#]).
3. This is equivalent to a charge of 1% based on net asset value.
4. Because of the distribution and service (12b-1) fees, over the long term you may indirectly pay more than the equivalent of the maximum permitted initial sales charge.
5. For the fiscal year ended February 28, 1999, the manager had agreed in advance to limit its management fees. With this reduction, management fees were 0.24% and total annual fund operating expenses were 0.42%. The manager may end this arrangement at any time upon notice to the fund's Board of Trustees.

EXAMPLE

This example can help you compare the cost of investing in a fund with the cost of investing in other mutual funds.

The example assumes you invest $10,000 for the periods shown and then sell all of your shares at the end of those periods. The example also assumes your investment has a 5% return each year and a fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                                           North
            Alabama  Florida Georgia Kentucky Louisiana Maryland Missouri Carolina Texas Virginia
              Fund    Fund    Fund     Fund      Fund     Fund     Fund     Fund   Fund    Fund
-------------------------------------------------------------------------------------------------

CLASS A
1 Year 1         494    485    499     504      498      497      493     493     500     492
3 Years          642    612    658     673      654      651      639     639     661     633
5 Years          803    751    829     856      824      819      798     798     835     788
10 Years       1,270  1,155  1,327   1,384    1,316    1,304    1,259   1,259   1,339   1,236

CLASS C
1 Year 2         326    316    330     --       330      328      324     324     332     323
3 Years          499    468    511     --       511      505      493     493     517     489
5 Years          790    737    811     --       811      800      779     779     821     774
10 Years       1,619  1,506  1,663     --     1,663    1,641    1,596   1,596   1,685   1,585

1. Assumes a contingent deferred sales charge (CDSC) will not apply.
2. For the same Class C investment, your costs would be $228 for the Alabama Fund, $218 for the Florida Fund, $232 for the Georgia Fund, $232 for the Louisiana Fund, $230 for the Maryland Fund, $226 for the Missouri Fund, $226 for the North Carolina Fund, $234 for the Texas Fund and $225 for the Virginia Fund if you did not sell your shares at the end of the first year. Your costs for the remaining periods would be the same.

[Insert graphic of briefcase] MANAGEMENT

Franklin Advisers, Inc. (Advisers), 777 Mariners Island Blvd., San Mateo, CA 94404, is the fund's investment manager. Together, Advisers and its affiliates manage over $216 billion in assets.

The team responsible for each fund's management is:

THOMAS KENNY, EXECUTIVE VICE PRESIDENT OF ADVISERS
Mr. Kenny has been an analyst or portfolio manager of each fund since their inception. He is the Director of Franklin's Municipal Bond Department. He joined the Franklin Templeton Group in 1986.

JOHN POMEROY, VICE PRESIDENT OF ADVISERS
Mr. Pomeroy has been an analyst or portfolio manager for the Alabama, Georgia and Maryland funds since 1989. He joined the Franklin Templeton Group in 1986.

STELLA WONG, VICE PRESIDENT OF ADVISERS
Ms. Wong has been an analyst or portfolio manager for the Maryland, North Carolina and Virginia funds since their inception. She joined the Franklin Templeton Group in 1986.

JOHN WILEY, VICE PRESIDENT OF ADVISERS
Mr. Wiley has been an analyst or portfolio manager for the Louisiana and Texas funds since 1991. He joined the Franklin Templeton Group in 1989.

SHEILA AMOROSO, SENIOR VICE PRESIDENT OF ADVISERS
Ms. Amoroso has been an analyst or portfolio manager for the Florida and Missouri funds since their inception. She joined the Franklin Templeton Group in 1986.

BEN BARBER, VICE PRESIDENT OF ADVISERS
Mr. Barber has been an analyst or portfolio manager for the Missouri and Alabama funds since 1993. He joined the Franklin Templeton Group in 1991.

MARK ORSI, VICE PRESIDENT OF ADVISERS
Mr. Orsi has been an analyst or portfolio manager for the Kentucky, North Carolina and Virginia funds since 1991. He joined the Franklin Templeton Group in 1990.

FRANCISCO RIVERA, PORTFOLIO MANAGER OF ADVISERS
Mr. Rivera has been an analyst or portfolio manager of the Georgia, Kentucky, Louisiana, and Texas funds since 1996. He joined the Franklin Templeton Group in 1994.

Each fund pays the manager a fee for managing the fund's assets and making its investment decisions. For the fiscal year ended February 28, 1999, each fund paid, as a percentage of its average monthly net assets the following to the manager:

                   Management
                    Fees (%)
Alabama Fund          0.56
Florida Fund          0.47
Georgia Fund          0.58
Kentucky Fund1        0.24
Louisiana Fund        0.59
Maryland Fund         0.55
Missouri Fund         0.53
North Carolina        0.53
Fund
Texas Fund            0.59
Virginia Fund         0.52
1. Management fees, before any advance waiver, totaled 0.63%. The manager may end this arrangement at any time upon notice to the fund's Board of Trustees.

[Insert graphic of dollar
signs and stacks of coins] DISTRIBUTIONS AND TAXES; YEAR 2000 PROBLEM

INCOME AND CAPITAL GAINS DISTRIBUTIONS Each fund declares dividends daily from its net investment income and pays them monthly on or about the 20th day of the month. Your account may begin to receive dividends on the day after we receive your investment and will continue to receive dividends through the day we receive a request to sell your shares. Capital gains, if any, may be distributed twice a year. The amount of these distributions will vary and there is no guarantee the fund will pay dividends.

Please keep in mind that if you invest in the fund shortly before the fund deducts a capital gain distribution from its net asset value, you will receive some of your investment back in the form of a taxable distribution.

TAX CONSIDERATIONS Fund distributions will consist primarily of exempt-interest dividends from interest earned on municipal securities. In general, exempt-interest dividends are exempt from federal income tax. Each fund, however, may invest a portion of its assets in securities that pay income that is not tax-exempt. Fund distributions from such income are taxable to you as ordinary income. Any capital gains a fund distributes are taxable to you as long-term capital gains no matter how long you have owned your shares. Distributions of ordinary income or capital gains are taxable whether you reinvest your distributions in additional fund shares or receive them in cash.

[Begin callout]
BACKUP WITHHOLDING
By law, a fund must withhold 31% of your taxable distributions and proceeds if you do not provide your correct taxpayer identification number (TIN) or certify that your TIN is correct, or if the IRS instructs a fund to do so. [End callout]

Every January, you will receive a statement that shows the tax status of distributions you received for the previous year. Distributions declared in December but paid in January are taxable as if they were paid in December.

When you sell your shares of a fund, you may have a capital gain or loss. For tax purposes, an exchange of your fund shares for shares of a different Franklin Templeton Fund is the same as a sale. The individual tax rate on any gain from the sale or exchange of your shares depends on how long you have held your shares.

Exempt-interest dividends are taken into account when determining the taxable portion of your social security or railroad retirement benefits. A fund also may invest a portion of its assets in private activity bonds. The income from these bonds is a preference item when determining your alternative minimum tax.

Exempt-interest dividends from interest earned on municipal securities of a state, or its political subdivisions, generally are exempt from that state's personal income tax. Most states, however, do not grant tax-free treatment to interest from municipal securities of other states.

Distributions of ordinary income and capital gains, and gains from the sale or exchange of your fund shares generally will be subject to state and local income tax. Non-U.S. investors may be subject to U.S. withholding and estate tax. You should consult your tax advisor about the federal, state, local or foreign tax consequences of your investment in a fund.

YEAR 2000 PROBLEM The fund's business operations depend on a worldwide network of computer systems that contain date fields, including securities trading systems, securities transfer agent operations and stock market links. Many of the systems currently use a two digit date field to represent the date, and unless these systems are changed or modified, they may not be able to distinguish the Year 1900 from the Year 2000 (commonly referred to as the Year 2000 problem). In addition, the fact that the Year 2000 is a leap year may create difficulties for some systems.

When the Year 2000 arrives, the fund's operations could be adversely affected if the computer systems used by the manager, its service providers and other third parties it does business with are not Year 2000 ready. For example, the fund's portfolio and operational areas could be impacted, including securities trade processing, interest and dividend payments, securities pricing, shareholder account services, reporting, custody functions and others.

The fund's manager and its affiliated service providers are making a concerted effort to take steps they believe are reasonably designed to address their Year 2000 problems. Of course, the fund's ability to reduce the effects of the Year 2000 problem is also very much dependent upon the efforts of third parties over which the fund and its manager may have no control.

[Insert graphic of a dollar bill] FINANCIAL HIGHLIGHTS

This table presents each fund's financial performance for the past five years. This information has been audited by PricewaterhouseCoopers LLP.

ALABAMA FUND
CLASS A                                         YEAR ENDED FEBRUARY 28,
--------------------------------------------------------------------------------
                                   1999     1998      1997      1996 1    1995
--------------------------------------------------------------------------------
PER SHARE DATA ($)
Net asset value,
beginning of year                  11.98     11.73     11.73    11.31     11.80
                                ------------------------------------------------
  Net investment income              .62       .64       .65      .66       .66
  Net realized and unrealized
  gains (losses)                   (.25)       .36       .01      .42      (.50)
                                ------------------------------------------------
Total from investment
operations                           .37      1.00       .66     1.08       .16
                                ------------------------------------------------
  Dividends from net
  investment income                (.62) 2    (.65)     (.66)    (.66)     (.65)
  Distributions from net
  realized gains                   (.05)     (.10)        --       --        --
                                ------------------------------------------------
Total distributions                (.67)     (.75)      (.66)    (.66)     (.65)
                                ------------------------------------------------
Net asset value, end of year      11.68     11.98      11.73    11.73     11.31
                                ================================================
Total return (%)3                  3.21      8.79       5.84     9.74      1.54

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year
($ x 1,000)                      238,670   216,982   193,433  185,981   170,051
Ratios to average net
assets: (%)
  Expenses                           .71       .72       .71      .72       .72
  Net investment income             5.23      5.39      5.62     5.69      5.88
Portfolio turnover rate (%)         8.67     10.44     15.47    12.39     19.85

CLASS C
--------------------------------------------------------------------------------

PER SHARE DATA ($)
Net asset value,
beginning of year                  12.04     11.78     11.77    11.36
                                --------------------------------------
  Net investment income              .56       .58       .59      .49
  Net realized and unrealized
  gains (losses)                   (.25)       .36       .01      .41
                                --------------------------------------
Total from investment
operations                           .31       .94       .60      .90
  Dividends from net
  investment income               (.56)2     (.58)     (.59)    (.49)
  Distributions from net
  realized gains                   (.05)     (.10)        --       --
                                --------------------------------------
Total distributions                (.61)     (.68)     (.59)    (.49)
                                --------------------------------------
Net asset value, end of year       11.74     12.04     11.78    11.77
                                ======================================

Total return (%)3                   2.62      8.23      5.28     8.01

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year
($ x 1,000)                       14,895     9,469     5,683    1,662
Ratios to average net
assets: (%)
  Expenses                          1.27      1.29      1.28    1.29 4
  Net investment income             4.67      4.80      5.05    5.09 4
Portfolio turnover rate (%)         8.67     10.44     15.47    12.39

1. For the period May 1, 1995 (effective date) to February 29, 1996 for Class
C.
2. Includes distributions in excess of net investment income in the amount of $.006 and $.004 for Class A and C, respectively.
3. Total return does not include sales charges, and is not annualized.
4. Annualized.

FLORIDA FUND
CLASS A                                         YEAR ENDED FEBRUARY 28,
--------------------------------------------------------------------------------
                                 1999     1998      1997      1996 1     1995
--------------------------------------------------------------------------------
PER SHARE DATA ($)
Net asset value,
beginning of year                  11.87     11.59     11.69    11.35     11.77
                                ------------------------------------------------
  Net investment income              .62       .64       .67      .69       .69
  Net realized and unrealized
  gains (losses)                     .05       .30     (.08)      .34     (.44)
                                ------------------------------------------------
Total from investment
operations                           .67       .94       .59     1.03       .25
                                ------------------------------------------------
  Dividends from net
  investment income               (.62) 2    (.65)     (.69)    (.69)     (.67)
  Distributions from net
  realized gains                   (.01)     (.01)        --       --        --
                                ------------------------------------------------
Total distributions                (.63)     (.66)     (.69)    (.69)     (.67)
                                ------------------------------------------------
Net asset value, end of year       11.91     11.87     11.59    11.69     11.35
                                ===============================================
Total return (%)3                   5.75      8.37      5.20     9.28      2.36

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year
($ x 1 million)                    1,786     1,650     1,458    1,354     1,265
Ratios to average net
assets: (%)
  Expenses                           .61       .61       .60      .60       .59
  Net investment income             5.19      5.45      5.78     5.93      6.15
Portfolio turnover rate (%)         7.66      5.60     12.00    11.78     14.34

CLASS C
--------------------------------------------------------------------------------

PER SHARE DATA ($)
Net asset value,
beginning of year                  11.96     11.67     11.76    11.37
                                --------------------------------------
  Net investment income              .55       .60       .60      .52
  Net realized and unrealized
  gains (losses)                     .06       .29     (.07)      .38
                                --------------------------------------
Total from investment
operations                           .61       .89       .53      .90
  Dividends from net
  investment income               (.55) 4    (.59)     (.62)    (.51)
  Distributions from net
  realized gains                   (.01)     (.01)        --       --
                                --------------------------------------
Total distributions                (.56)     (.60)     (.62)    (.51)
                                --------------------------------------
Net asset value, end of year       12.01     11.96     11.67    11.76
                                ======================================

Total return (%)3                   5.21      7.80      4.65     8.05

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year
($ x 1,000)                       82,596    56,027    23,556    7,644
Ratios to average net
assets: (%)
  Expenses                          1.17      1.17      1.17   1.18 4
  Net investment income             4.63      4.88      5.17     5.33
Portfolio turnover rate (%)         7.66      5.60     12.00    11.78

1. For the period May 1, 1995 (effective date) to February 29, 1996 for Class
C.
2. Includes distributions in excess of net investment income in the amount of $.0005 and $.0004 for Class A and C, respectively.
3. Total return does not include sales charges, and is not annualized.
4. Annualized.

GEORGIA FUND
CLASS A                                         YEAR ENDED FEBRUARY 28,
--------------------------------------------------------------------------------
                                  1999     1998      1997      1996 1    1995
--------------------------------------------------------------------------------
PER SHARE DATA ($)
Net asset value,
beginning of year                  12.12     11.86     11.88    11.54     12.00
                                ------------------------------------------------
  Net investment income              .61       .63       .65      .66       .66
  Net realized and unrealized
  gains (losses)                     .01       .27     (.02)      .34     (.46)
                                ------------------------------------------------
Total from investment
operations                           .62       .90       .63     1.00       .20
                                ------------------------------------------------
  Dividends from net
  investment income               (.61) 2   (.64) 3     (.65)    (.66)     (.66)
  Distributions from net
  realized gains                   (.06)        --        --       --        --
                                ------------------------------------------------
Total distributions                (.67)     (.64)     (.65)    (.66)     (.66)
                                ------------------------------------------------
Net asset value, end of year       12.07     12.12     11.86    11.88     11.54
                                ================================================

Total return (%)4                   5.22      7.75      5.47     8.90      1.87

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year
($ x 1,000)                      164,669   149,642   139,903  130,380   116,771
Ratios to average net
assets: (%)
  Expenses                           .76       .76       .75      .77       .76
  Net investment income             5.00      5.28      5.49     5.58      5.76
Portfolio turnover rate (%)        12.84     14.77     17.47    10.98     36.17

CLASS C
--------------------------------------------------------------------------------

PER SHARE DATA ($)
Net asset value,
beginning of year                  12.19     11.92     11.92    11.57
                                --------------------------------------
  Net investment income              .54       .57       .58      .50
  Net realized and unrealized
  gains (losses)                     .02       .27     (.01)      .34
                                --------------------------------------
Total from investment
operations                           .56       .84       .57      .84
  Dividends from net
  investment income               (.54) 2    (.57)     (.57)    (.49)
  Distributions from net
  realized gains                   (.06)        --        --       --
                                --------------------------------------
Total distributions                (.60)     (.57)     (.57)    (.49)
                                --------------------------------------
Net asset value, end of year       12.15     12.19     11.92    11.92
                                ======================================

Total return (%)4                   4.70      7.19      4.97     7.40

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year
($ x 1,000)                       17,277     9,107     4,484    1,335
Ratios to average net
assets: (%)
  Expenses                          1.31      1.32      1.32    1.34 5
  Net investment income             4.45      4.72      4.87    5.04 5
Portfolio turnover rate (%)        12.84     14.77     17.47    10.98
1. For the period May 1, 1995 (effective date) to February 29, 1996 for Class
C.
2. Includes distributions in excess of net investment income in the amount of $.004 and $.003 for Class A and C, respectively.
3. Includes distributions in excess of net investment income in the amount of $.001.
4. Total return does not include sales charges, and is not annualized.
5. Annualized.

KENTUCKY FUND
CLASS A                                         YEAR ENDED FEBRUARY 28,
--------------------------------------------------------------------------------
                                1999     1998      1997      1996     1995
--------------------------------------------------------------------------------
PER SHARE DATA ($)
Net asset value,
beginning of year                  11.45     11.05     11.04    10.54     11.18
                                ------------------------------------------------
  Net investment income              .59       .61       .61      .62       .61
  Net realized and unrealized
  gains (losses)                     .03       .40       .01      .50     (.62)
                                ------------------------------------------------
Total from investment
operations                           .62      1.01       .62     1.12     (.01)
                                ------------------------------------------------
  Dividends from net
  investment income               (.60) 1    (.61)     (.61)    (.62)     (.63)
                                ------------------------------------------------
Net asset value, end of year       11.47     11.45     11.05    11.04     10.54
                                ===============================================
Total return (%)2                   5.51      9.38      5.86    10.73       .11

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year
($ x 1,000)                       64,516    54,211    44,289   38,991    32,831
Ratios to average net
assets: (%)
  Expenses                           .42       .35       .34      .33       .29
   Expenses excluding waiver
   and payments by affiliate         .81       .81       .81      .82       .80
  Net investment income             5.12      5.40      5.63     5.65      5.94
Portfolio turnover rate (%)        10.49     26.61     24.81    31.89     32.92

1. Includes distribution in excess of net investment income in the amount of $.004.
2. Total return does not include sales charges, and is not annualized.


 LOUISIANA FUND
CLASS A                                         YEAR ENDED FEBRUARY 28,
--------------------------------------------------------------------------------
                                  1999     1998      1997      19961    1995
--------------------------------------------------------------------------------
PER SHARE DATA ($)
Net asset value,
beginning of year                  11.61     11.32     11.32    11.03     11.56
                                ------------------------------------------------
  Net investment income              .60       .63       .65      .66       .66
  Net realized and unrealized
  gains (losses)                   (.01)       .30        --      .28     (.55)
                                ------------------------------------------------
Total from investment
operations                           .59       .93       .65      .94       .11
                                ------------------------------------------------
  Dividends from net
  investment income               (.61) 2    (.64)     (.65)    (.65)     (.64)
                                ------------------------------------------------
Net asset value, end of year       11.59     11.61     11.32    11.32     11.03
                                ===============================================
Total return (%)3                   5.23      8.46      5.94     8.75      1.14

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year
($ x 1,000)                      158,099   134,922   112,981  107,461   104,980
Ratios to average net
assets: (%)
  Expenses                           .75       .76       .76      .78       .75
  Net investment income             5.14      5.50      5.76     5.89      5.98
Portfolio turnover rate (%)        14.99     15.26     13.68     5.23     32.28

CLASS C
--------------------------------------------------------------------------------

PER SHARE DATA ($)
Net asset value,
beginning of year                  11.68     11.37     11.37    11.01
                                --------------------------------------
  Net investment income              .54       .57       .58      .49
  Net realized and unrealized
  gains (losses)                   (.01)       .32        --      .35
                                --------------------------------------
Total from investment
operations                           .53       .89       .58      .84
  Dividends from net
  investment income               (.55) 2    (.58)     (.58)    (.48)
                                --------------------------------------
Net asset value, end of year       11.66     11.68     11.37    11.37
                                ======================================
Total return (%)3                   4.61      8.02      5.27     7.76

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year
($ x 1,000)                        9,982     4,469     3,004    1,438
Ratios to average net
assets: (%)
  Expenses                          1.31      1.32      1.33    1.35 4
  Net investment income
  (loss)                            4.58      4.95      5.29    5.27 4
Portfolio turnover rate (%)        14.99     15.26     13.68    5.23
1. For the period May 1, 1995 (effective date) to February 29, 1996 for Class
C.
2. Includes distributions in excess of net investment income in the amount of $.0006 and $.0004 for Class A and C, respectively.
3. Total return does not include sales charges, and is not annualized.
4. Annualized.

MARYLAND FUND
CLASS A                                         YEAR ENDED FEBRUARY 28,
--------------------------------------------------------------------------------
                                  1999     1998      1997      1996 1    1995
--------------------------------------------------------------------------------
PER SHARE DATA ($)
Net asset value,
beginning of year                  11.64     11.33     11.38    10.92     11.36
                                ------------------------------------------------
  Net investment income              .58       .59       .61      .62       .63
  Net realized and unrealized
  gains (losses)                     .06       .32     (.03)      .47     (.45)
                                ------------------------------------------------
Total from investment
operations                           .64       .91       .58     1.09       .18
                                ------------------------------------------------
  Dividends from net
  investment income               (.58) 2    (.60) 3   (.63)    (.63)     (.62)
  Distributions from net
  realized gains                   (.04)        --        --       --        --
                                ------------------------------------------------
Total distributions                (.62)     (.60)     (.63)    (.63)     (.62)
                                ------------------------------------------------
Net asset value, end of year       11.66     11.64     11.33    11.38     10.92
                                ================================================

Total return (%)4                   5.64      8.27      5.24    10.18      1.78

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year
($ x 1,000)                      253,014   213,005   185,234  175,078   153,145
Ratios to average net
assets: (%)
  Expenses                           .74       .74       .73      .74       .73
  Net investment income             4.91      5.20      5.42     5.56      5.86
Portfolio turnover rate (%)         6.02      3.19     12.71     8.11     20.30

CLASS C
--------------------------------------------------------------------------------

PER SHARE DATA ($)
Net asset value,
beginning of year                  11.72     11.40     11.44    10.93
                                --------------------------------------
  Net investment income              .51       .54       .55      .47
  Net realized and unrealized
  gains (losses)                     .07       .31     (.03)      .51
                                --------------------------------------
Total from investment
operations                           .58       .85       .52      .98
                                --------------------------------------
  Dividends from net
  investment income               (.51) 2    (.53)     (.56)    (.47)
  Distributions from net
  realized gains                   (.04)        --        --       --
                                --------------------------------------
Total distributions                (.55)     (.53)     (.56)    (.47)
                                --------------------------------------
Net asset value, end of year       11.75     11.72     11.40    11.44
                                ======================================

Total return (%)4                   5.11      7.70      4.68     9.06

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year
($ x 1,000)                       16,826    10,515     5,084      913
Ratios to average net
assets: (%)
  Expenses                          1.29      1.30      1.27    1.315
  Net investment income             4.35      4.63      4.78    4.955
Portfolio turnover rate (%)         6.02      3.19     12.71     8.11

1. For the period May 1, 1995 (effective date) to February 29, 1996 for Class
C.
2. Includes distributions in excess of net investment income in the amount of $.004 and $.003 for Class A and C, respectively.
3. Includes distributions in excess of net investment income in the amount of $.005.
4. Total return does not include sales charges, and is not annualized.
5. Annualized.

MISSOURI FUND
CLASS A                                         YEAR ENDED FEBRUARY 28,
--------------------------------------------------------------------------------
                                  1999     1998      1997      1996 1    1995
--------------------------------------------------------------------------------
PER SHARE DATA ($)
Net asset value,
beginning of year                  12.23     11.83     11.94    11.44     11.94
                                ------------------------------------------------
  Net investment income              .61       .64       .65      .65       .65
  Net realized and unrealized
  gains (losses)                      --       .44     (.07)      .49     (.50)
                                ------------------------------------------------
Total from investment
operations                           .61      1.08       .58     1.14       .15
                                ------------------------------------------------
  Dividends from net
  investment income                (.62)     (.64)     (.65)    (.64)     (.65)
  Distributions from net
  realized gains                   (.03)     (.04)     (.04)       --        --
                                ------------------------------------------------
Total distributions                (.65)     (.68)     (.69)    (.64)     (.65)
                                ------------------------------------------------
Net asset value, end of year       12.19     12.23     11.83    11.94     11.44
                                ===============================================

Total return (%) 2                  5.12      9.43      5.06    10.23      1.44

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year
($ x 1,000)                      386,948   308,045   269,564  247,522   227,442
Ratios to average net
assets: (%)
  Expenses                           .70       .71       .70      .71       .70
  Net investment income             4.99      5.32      5.56     5.58      5.75
Portfolio turnover rate (%)        15.21     14.30     21.81    18.27     19.84

CLASS C
--------------------------------------------------------------------------------

PER SHARE DATA ($)
Net asset value,
beginning of year                  12.27     11.85     11.97    11.47
                                --------------------------------------
  Net investment income              .54       .58       .57      .48
  Net realized and unrealized
  gains (losses)                     .01       .45     (.07)      .50
                                --------------------------------------
Total from investment
operations                           .55      1.03       .50      .98
  Dividends from net
  investment income                (.55)     (.57)     (.58)    (.48)
  Distributions from net
  realized gains                   (.03)     (.04)     (.04)       --
                                --------------------------------------
Total distributions                (.58)     (.61)     (.62)    (.48)
                                --------------------------------------
Net asset value, end of year       12.24     12.27     11.85    11.97
                                ======================================

Total return (%) 2                  4.58      8.96      4.32     8.66

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year
($ x 1,000)                       20,396    10,045     4,295    1,325
Ratios to average net
assets: (%)
  Expenses                          1.25      1.27      1.27    1.27 3
  Net investment income             4.44      4.75      4.92    4.94 3
Portfolio turnover rate (%)        15.21     14.30     21.81    18.27

1. For the period May 1, 1995 (effective date) to February 29, 1996 for Class
C.
2. Total return does not include sales charges, and is not annualized.
3. Annualized.


NORTH CAROLINA FUND
CLASS A                                         YEAR ENDED FEBRUARY 28,
--------------------------------------------------------------------------------
                                  1999     1998      1997      19961    1995
--------------------------------------------------------------------------------
PER SHARE DATA ($)
Net asset value,
beginning of year                  12.11     11.73     11.75    11.37     11.92
                                ------------------------------------------------
  Net investment income              .60       .62       .64      .64       .65
  Net realized and unrealized
  gains (losses)                     .06       .38     (.03)      .39     (.55)
                                ------------------------------------------------
Total from investment
operations                           .66      1.00       .61     1.03       .10
                                ------------------------------------------------
  Dividends from net
  investment income                (.61)     (.62)     (.63)   (.65) 2    (.65)
                                ------------------------------------------------
Net asset value, end of year       12.16     12.11     11.73    11.75     11.37
                                ===============================================

Total return (%)3                   5.54      8.78      5.38     9.28      1.06

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year
($ x 1,000)                      349,419   297,406   260,979  247,031   216,263
Ratios to average net
assets: (%)
  Expenses                           .70       .70       .70      .71       .70
  Net investment income             4.95      5.24      5.47     5.52      5.75
Portfolio turnover rate (%)         5.44      9.95      9.98    25.19     25.05

CLASS C
--------------------------------------------------------------------------------

PER SHARE DATA ($)
Net asset value,
beginning of year                  12.18     11.79     11.80    11.41
                                --------------------------------------
  Net investment income              .54       .56       .57      .49
  Net realized and unrealized
  gains (losses)                     .06       .39     (.02)      .38
                                --------------------------------------
Total from investment
operations                           .60       .95       .55      .87
  Dividends from net
  investment income                (.54)     (.56)     (.56)    (.48)
                                --------------------------------------
Net asset value, end of year       12.24     12.18     11.79    11.80
                                ======================================

Total return (%)3                   5.02      8.22      4.83     7.77

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year
($ x 1,000)                       38,171    20,043     9,607    2,430
Ratios to average net
assets: (%)
  Expenses                          1.25      1.26      1.26    1.28 4
  Net investment income             4.40      4.69      4.85    4.90 4
Portfolio turnover rate (%)         5.44      9.95      9.98    25.19

1. For the period May 1, 1995 (effective date) to February 29, 1996 for Class
C.
2. Includes distributions in excess of net investment income in the amount of $.001.
3. Total return does not include sales charges, and is not annualized.
4. Annualized.

TEXAS FUND
CLASS A                                         YEAR ENDED FEBRUARY 28,
--------------------------------------------------------------------------------
                                  1999     1998      1997      19961    1995
--------------------------------------------------------------------------------
PER SHARE DATA ($)
Net asset value,
beginning of year                  11.68     11.37     11.58    11.25     11.72
                                ------------------------------------------------
  Net investment income              .60       .62       .66      .67       .68
  Net realized and unrealized
  gains (losses)                   (.05)       .36        --      .34     (.49)
                                ------------------------------------------------
Total from investment
operations                           .55       .98       .66     1.01       .19
                                ------------------------------------------------
  Dividends from net
  investment income               (.60) 2    (.63)     (.67)    (.68)     (.66)
  In excess of net investment
  income                              --     (.01)        --       --        --
  Distributions from net
  realized gains                   (.21)     (.03)     (.20)       --        --
                                ------------------------------------------------
Total distributions                (.81)     (.67)     (.87)    (.68)     (.66)
                                ------------------------------------------------
Net asset value, end of year       11.42     11.68     11.37    11.58     11.25
                                ================================================
Total return (%)3                   4.86      8.91      5.91     9.15      1.80

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year
($ x 1,000)                      127,739   130,578   126,612  129,702   130,684
Ratios to average net
assets: (%)
  Expenses                           .77       .76       .75      .76       .73
  Net investment income             5.17      5.44      5.70     5.86      6.05
Portfolio turnover rate (%)        25.26     34.52     35.57    18.38      6.36

CLASS C
--------------------------------------------------------------------------------

PER SHARE DATA ($)
Net asset value,
beginning of year                  11.81     11.49     11.68    11.27
                                --------------------------------------
  Net investment income              .53       .58       .60      .51
  Net realized and unrealized
  gains (losses)                   (.03)       .35       .02      .40
                                --------------------------------------
Total from investment
operations                           .50       .93       .62      .91
  Dividends from net
  investment income               (.53)2    (.58) 4    (.61)    (.50)
  Distributions from net
  realized gains                   (.21)     (.03)     (.20)       --
                                --------------------------------------
Total distributions                (.74)     (.61)     (.81)    (.50)
                                --------------------------------------
Net asset value, end of year       11.57     11.81     11.49    11.68
                                ======================================

Total return (%)3                   4.40      8.31      5.48     8.23

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year
($ x 1,000)                        5,229     2,076       740       79
Ratios to average net
assets: (%)
  Expenses                          1.33      1.33      1.32    1.335
  Net investment income             4.61      4.79      5.03    5.235
Portfolio turnover rate (%)        25.26     34.52     35.57    18.38

1. For the period May 1, 1995 (effective date) to February 29, 1996 for Class
C.
2. Includes distributions in excess of net investment income in the amount of $.0005 and $.0003 for Class A and C, respectively.
3. Total return does not include sales charges, and is not annualized.
4. Includes distributions in excess of net investment income in the amount of $.001.
5. Annualized.

VIRGINIA FUND
CLASS A                                         YEAR ENDED FEBRUARY 28,
--------------------------------------------------------------------------------
                                  1999     1998      1997      19961    1995
--------------------------------------------------------------------------------
PER SHARE DATA ($)
Net asset value,
beginning of year                  11.88     11.65     11.72    11.33     11.82
                                ------------------------------------------------
  Net investment income              .60       .62       .65      .66       .66
  Net realized and unrealized
  gains (losses)                     .03       .35     (.07)      .38     (.50)
                                ------------------------------------------------
Total from investment
operations                           .63       .97       .58     1.04       .16
                                ------------------------------------------------
  Dividends from net
  investment income               (.60) 2    (.64)     (.64)    (.65)     (.65)
  Distributions from net
  realized gains                   (.03)     (.10)     (.01)       --        --
                                ------------------------------------------------
Total distributions                (.63)     (.74)     (.65)    (.65)     (.65)
                                ------------------------------------------------
Net asset value, end of year       11.88     11.88     11.65    11.72     11.33
                                ================================================
Total return (%)3                   5.40      8.53      5.15     9.41      1.56

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year
($ x 1,000)                      379,670   332,199   287,172  271,396   255,965
Ratios to average net
assets: (%)
  Expenses                           .68       .69       .69      .69       .69
  Net investment income             4.98      5.29      5.56     5.66      5.86
Portfolio turnover rate (%)         8.90     12.90     19.25    12.72     21.73

CLASS C
--------------------------------------------------------------------------------

PER SHARE DATA ($)
Net asset value,
beginning of year                  11.95     11.71     11.77    11.35
                                --------------------------------------
  Net investment income              .53       .57       .58      .49
  Net realized and unrealized
  gains (losses)                     .03       .34     (.05)      .41
                                --------------------------------------
Total from investment
operations                           .56       .91       .53      .90
  Dividends from net
  investment income               (.53) 2    (.57)     (.58)    (.48)
  Distributions from net
  realized gains                   (.03)     (.10)     (.01)       --
                                --------------------------------------
Total distributions                (.56)     (.67)     (.59)    (.48)
                                --------------------------------------
Net asset value, end of year       11.95     11.95     11.71    11.77
                                ======================================
Total return (%)3                   4.78      7.97      4.61     8.07

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year
($ x 1,000)                       22,796    13,186     6,674    2,050
Ratios to average net
assets: (%)
  Expenses                          1.24      1.25      1.25    1.264
  Net investment income             4.42      4.72      4.94    5.064
Portfolio turnover rate (%)         8.90     12.90     19.25    12.72
1. For the period May 1, 1995 (effective date) to February 29, 1996 for Class
C.
2. Includes distributions in excess of net investment income in the amount of $.0005 and $.0004 for Class A and C, respectively.
3. Total return does not include sales charges, and is not annualized.
4. Annualized.


YOUR ACCOUNT

[Insert graphic of pencil marking an "X"] CHOOSING A SHARE CLASS


Each class has its own sales charge and expense structure, allowing you to choose the class that best meets your situation. Your investment representative can help you decide.

CLASS A                  CLASS C
-------------------------------------------------
o  Initial sales         o  Initial sales
   charge of 4.25% or       charge of 1%
   less

o  Deferred sales        o  Deferred sales
   charge of 1% on          charge of 1% on
   purchases of $1          shares you sell
   million or more sold     within 18 months
   within 12 months

o  Lower annual          o  Higher annual
   expenses than Class      expenses than Class
   C due to lower           A due to higher
   distribution fees        distribution fees.

      BEFORE JANUARY 1, 1999, CLASS A SHARES WERE DESIGNATED CLASS I AND
                   CLASS C SHARES WERE DESIGNATED CLASS II.

SALES CHARGES - CLASS A

                                   THE SALES CHARGE
                                  MAKES UP THIS % OF   WHICH EQUALS THIS % OF
WHEN YOU INVEST THIS AMOUNT       THE OFFERING PRICE     YOUR NET INVESTMENT
-------------------------------------------------------------------------------
Under $100,000                           4.25                   4.44
$100,000 but under $250,000              3.50                   3.63
$250,000 but under $500,000              2.50                   2.56
$500,000 but under $1 million            2.00                   2.04

INVESTMENTS OF $1 MILLION OR MORE If you invest $1 million or more, either as a lump sum or through our cumulative quantity discount or letter of intent programs (see page [#]), you can buy Class A shares without an initial sales charge. However, there is a 1% contingent deferred sales charge (CDSC) on any shares you sell within 12 months of purchase. The way we calculate the CDSC is the same for each class (please see page [#]).

DISTRIBUTION AND SERVICE (12B-1) FEES Class A has a distribution plan, sometimes known as a Rule 12b-1 plan, that allows the fund to pay distribution fees of up to 0.10% per year to those who sell and distribute Class A shares and provide other services to shareholders. Because these fees are paid out of Class A's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

SALES CHARGES - CLASS C

                                 THE SALES CHARGE
                                 MAKES UP THIS % OF    WHICH EQUALS THIS % OF
WHEN YOU INVEST THIS AMOUNT      THE OFFERING PRICE    YOUR NET INVESTMENT
-------------------------------------------------------------------------------
Under $1 million                 1.00                  1.01

WE PLACE ANY INVESTMENT OF $1 MILLION OR MORE IN CLASS A SHARES, SINCE THERE IS NO INITIAL SALES CHARGE AND CLASS A'S ANNUAL EXPENSES ARE LOWER.

CDSC There is a 1% contingent deferred sales charge (CDSC) on any Class C shares you sell within 18 months of purchase. The way we calculate the CDSC is the same for each class (please 972986170see below).

DISTRIBUTION AND SERVICE (12B-1) FEES Class C has a distribution plan, sometimes known as a Rule 12b-1 plan, that allows the fund to pay distribution and other fees of up to 0.65% per year for the sale of Class C shares and for services provided to shareholders. Because these fees are paid out of Class C's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

CONTINGENT DEFERRED SALES CHARGE (CDSC) - CLASS A & C

The CDSC for each class is based on the current value of the shares being sold or their net asset value when purchased, whichever is less. There is no CDSC on shares you acquire by reinvesting your dividends or capital gains distributions.

[Begin callout]
The HOLDING PERIOD FOR THE CDSC begins on the day you buy your shares. Your shares will age one month on that same date the next month and each following month.

For example, if you buy shares on the 18th of the month, they will age one month on the 18th day of the next month and each following month.
[End callout]

To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC. If there are not enough of these to meet your request, we will sell the shares in the order they were purchased. We will use this same method if you exchange your shares into another Franklin Templeton Fund (please see page [#] for exchange information).

SALES CHARGE REDUCTIONS AND WAIVERS

If you qualify for any of the sales charge reductions or waivers below, please let us know at the time you make your investment to help ensure you receive the lower sales charge.

QUANTITY DISCOUNTS We offer several ways for you to combine your purchases in the Franklin Templeton Funds to take advantage of the lower sales charges for large purchases of Class A shares.

[Begin callout]
The FRANKLIN TEMPLETON FUNDS include all of the Franklin Templeton U.S. registered mutual funds, except Franklin Valuemark Funds, Templeton Capital Accumulator Fund, Inc., and Templeton Variable Products Series Fund.
[End callout]

o CUMULATIVE QUANTITY DISCOUNT - lets you combine all of your shares in the Franklin Templeton Funds for purposes of calculating the sales charge. You also may combine the shares of your spouse, and your children or grandchildren, if they are under the age of 21. Certain company and retirement plan accounts also may be included.

o LETTER OF INTENT (LOI) - expresses your intent to buy a stated dollar amount of shares over a 13-month period and lets you receive the same sales charge as if all shares had been purchased at one time. We will reserve a portion of your shares to cover any additional sales charge that may apply if you do not buy the amount stated in your LOI.

   TO SIGN UP FOR THESE PROGRAMS, COMPLETE THE APPROPRIATE SECTION OF YOUR
                             ACCOUNT APPLICATION.

REINSTATEMENT PRIVILEGE If you sell shares of a Franklin Templeton Fund, you may reinvest some or all of the proceeds within 365 days without an initial sales charge. The proceeds must be reinvested within the same share class, except proceeds from the sale of Class B shares will be reinvested in Class A shares.

If you paid a CDSC when you sold your Class A or C shares, we will credit your account with the amount of the CDSC paid but a new CDSC will apply. For Class B shares reinvested in Class A, a new CDSC will not apply, although your account will not be credited with the amount of any CDSC paid when you sold your Class B shares.

Proceeds immediately placed in a Franklin Bank Certificate of Deposit (CD) also may be reinvested without an initial sales charge if you reinvest them within 365 days from the date the CD matures, including any rollover.

This privilege does not apply to shares you buy and sell under our exchange program. Shares purchased with the proceeds from a money fund may be subject to a sales charge.

SALES CHARGE WAIVERS Class A shares may be purchased without an initial sales charge or CDSC by various individuals and institutions or by investors who reinvest certain distributions and proceeds within 365 days. The CDSC for each class also may be waived for certain redemptions and distribuitons. If you would like information about available sales charge waivers, call your investment representative or call Shareholder Services at 1-800/632-2301. A list of available sales charge waivers also may be found in the Statement of Additional Information (SAI).

GROUP INVESTMENT PROGRAM Allows established groups of 11 or more investors to invest as a group. For sales charge purposes, the group's investments are added together. There are certain other requirements and the group must have a purpose other than buying fund shares at a discount.


[Insert graphic of a paper with lines
and someone writing] BUYING SHARES


MINIMUM INVESTMENTS
--------------------------------------------------------------------------
                                             INITIAL         ADDITIONAL
--------------------------------------------------------------------------
Regular accounts                             $1,000          $50
--------------------------------------------------------------------------
UGMA/UTMA accounts                           $100            $50
--------------------------------------------------------------------------
Broker-dealer sponsored wrap account
programs                                     $250            $50
--------------------------------------------------------------------------
Full-time employees, officers, trustees and
directors of Franklin Templeton entities,
and their immediate family members
                                             $100            $50
--------------------------------------------------------------------------

ACCOUNT APPLICATION If you are opening a new account, please complete and sign the enclosed account application. Make sure you indicate the share class you have chosen. If you do not indicate a class, we will place your purchase in Class A shares. To save time, you can sign up now for services you may want on your account by completing the appropriate sections of the application (see the next page).

BUYING SHARES
--------------------------------------------------------------------------------
                     OPENING AN ACCOUNT            ADDING TO AN ACCOUNT
--------------------------------------------------------------------------------
[Insert graphic of
hands shaking]
                     Contact your investment       Contact your investment
THROUGH YOUR         representative                representative
INVESTMENT
REPRESENTATIVE
--------------------------------------------------------------------------------
                     Make your check payable to    Make your check payable to
[Insert graphic of   the fund.                     the fund. Include your
envelope]                                          account number on the check.
                     Mail the check and your
BY MAIL              signed application to         Fill out the deposit slip
                     Investor Services.            from your account statement.
                                                   If you do not have a slip,
                                                   include a note with your
                                                   name, the fund name, and
                                                   your  account number.

                                                   Mail the check and deposit
                                                   slip or note to Investor
                                                   Services.
--------------------------------------------------------------------------------
[Insert graphic of   Call  to receive a wire       Call to receive a wire
three lightning      control number and wire       control number and wire
bolts]               instructions.                 instructions.

                     Wire the funds and mail your  To make a same day wire
                     signed application to         investment, please call us
BY WIRE              Investor Services. Please     by 1:00 p.m. pacific time
                     include the wire control      and make sure your wire
1-800/632-2301       number or your new account    arrives by 3:00 p.m.
(or 1-650/312-2000   number on the application.
collect)
                     To make a same day wire
                     investment, please call us
                     by 1:00 p.m. pacific time
                     and make sure your wire
                     arrives by 3:00 p.m.
--------------------------------------------------------------------------------
[Insert graphic of   Call Shareholder Services at  Call Shareholder Services at
two arrows pointing  the number below, or send     the number below or our
in opposite          signed written instructions.  automated TeleFACTS system,
directions]          The TeleFACTS system cannot   or send signed written
                     be used to open a new         instructions.
BY EXCHANGE          account.

                     (Please see page # for        (Please see page # for
TeleFACTS(R)         information on exchanges.)    information on exchanges.)
1-800/247-1753
(around-the-clock
access)
--------------------------------------------------------------------------------

            FRANKLIN TEMPLETON INVESTOR SERVICES P.O. BOX 997151,
                          SACRAMENTO, CA 95899-9983
                        CALL TOLL-FREE: 1-800/632-2301
         (MONDAY THROUGH FRIDAY 5:30 A.M. TO 5:00 P.M., PACIFIC TIME
                SATURDAY 6:30 A.M. TO 2:30 P.M., PACIFIC TIME)

[Insert graphic of person with a headset] INVESTOR SERVICES

AUTOMATIC INVESTMENT PLAN This plan offers a convenient way for you to invest in the fund by automatically transferring money from your checking or savings account each month to buy shares. The minimum investment to open an account with an automatic investment plan is $50. To sign up, complete the appropriate section of your account application.

AUTOMATIC PAYROLL DEDUCTION You may be able to invest automatically in Class A shares of the fund by transferring money from your paycheck to the fund by electronic funds transfer. If you are interested, indicate on your application that you would like to receive an Automatic Payroll Deduction Program kit.

DISTRIBUTION OPTIONS You may reinvest distributions you receive from the fund in an existing account in the same share class* of the fund or another Franklin Templeton Fund. Initial sales charges and CDSCs will not apply if you reinvest your distributions within 365 days. You can also have your distributions deposited in a bank account, or mailed by check. Deposits to a bank account may be made by electronic funds transfer.

TELEFACTS(R) Our TeleFACTS system offers around-the-clock access to information about your account or any Franklin Templeton Fund. This service is available from touch-tone phones at 1-800/247-1753. For a free TeleFACTS brochure, call 1-800/DIAL BEN.

TELEPHONE PRIVILEGES You will automatically receive telephone privileges when you open your account, allowing you and your investment representative to sell or exchange your shares and make certain other changes to your account by phone.

For accounts with more than one registered owner, telephone privileges also allow the fund to accept written instructions signed by only one owner for transactions and account changes that could otherwise be made by phone. For all other transactions and changes, all registered owners must sign the instructions.

As long as we take certain measures to verify telephone requests, we will not be responsible for any losses that may occur from unauthorized requests. Of course, you can decline telephone exchange or redemption privileges on your account application.

EXCHANGE PRIVILEGE You can exchange shares between most Franklin Templeton Funds within the same class*, generally without paying any additional sales charges. If you exchange shares held for less than six months, however, you may be charged the difference between the initial sales charge of the two funds if the difference is more than 0.25%. If you exchange shares from a money fund, a sales charge may apply no matter how long you have held the shares.

[Begin callout]
An EXCHANGE is really two transactions: a sale of one fund and the purchase of another. In general, the same policies that apply to purchases and sales apply to exchanges, including minimum investment amounts. Exchanges also have the same tax consequences as ordinary sales and purchases.
[End callout]

Generally exchanges may only be made between identically registered accounts, unless you send written instructions with a signature guarantee. Any CDSC will continue to be calculated from the date of your initial investment and will not be charged at the time of the exchange. The purchase price for determining a CDSC on exchanged shares will be the price you paid for the original shares. If you exchange shares subject to a CDSC into a Class A money fund, the time your shares are held in the money fund will not count towards the CDSC holding period.

Frequent exchanges can interfere with fund management or operations and drive up costs for all shareholders. To protect shareholders, there are limits on the number and amount of exchanges you may make (please see "Market Timers" on page [#]).

*Certain Class Z shareholders of Franklin Mutual Series Fund Inc. may exchange into Class A without any sales charge. Advisor Class shareholders of another Franklin Templeton Fund also may exchange into Class A without any sales charge.

SYSTEMATIC WITHDRAWAL PLAN This plan allows you to automatically sell your shares and receive regular payments from your account. A CDSC may apply to withdrawals that exceed certain amounts. Certain terms and minimums apply. To sign up, complete the appropriate section of your application.

[Insert graphic of a certificate] SELLING SHARES

You can sell your shares at any time.

SELLING SHARES IN WRITING Requests to sell $100,000 or less can generally be made over the phone or with a simple letter. Sometimes, however, to protect you and the fund we will need written instructions signed by all registered owners, with a signature guarantee for each owner, if:

[Begin callout]
A SIGNATURE GUARANTEE helps protect your account against fraud.
You can obtain a signature guarantee at most banks and securities dealers.

A notary public CANNOT provide a signature guarantee.
[End callout]

o  you are selling more than $100,000 worth of shares
o  you want your proceeds paid to someone who is not a registered owner
o you want to send your proceeds somewhere other than the address of record, or preauthorized bank or brokerage firm account

We also may require a signature guarantee on instructions we receive from an agent, not the registered owners, or when we believe it would protect the fund against potential claims based on the instructions received.

SELLING RECENTLY PURCHASED SHARES If you sell shares recently purchased with a check or draft, we may delay sending you the proceeds until your check or draft has cleared, which may take seven business days or more. A certified or cashier's check may clear in less time.

REDEMPTION PROCEEDS Your redemption check will be sent within seven days after we receive your request in proper form. We are not able to receive or pay out cash in the form of currency. Redemption proceeds may be delayed if we have not yet received your signed account application.

SELLING SHARES
-------------------------------------------------------------------------
                         TO SELL SOME OR ALL OF YOUR SHARES
-------------------------------------------------------------------------
[Insert graphic of
hands shaking]
                         Contact your investment representative
THROUGH YOUR INVESTMENT
REPRESENTATIVE
-------------------------------------------------------------------------
[Insert graphic of       Send written instructions and endorsed share
envelope]                certificates (if you hold share certificates)
                         to Investor Services.  Corporate, partnership
BY MAIL                  or trust accounts may need to send additional
                         documents.

                         Specify the fund, the account number and the dollar value or number of shares you wish to sell. Be sure to include all necessary signatures and any additional documents, as well as signature guarantees if required.

                         A check will be mailed to the name(s) and
                         address on the account, or otherwise according
                         to your written instructions.
-------------------------------------------------------------------------
[Insert graphic of       As long as your transaction is for $100,000 or
phone]                   less, you do not hold share certificates and
                         you have not changed your address by phone
BY PHONE                 within the last 15 days, you can sell your
                         shares by phone.
1-800/632-2301
                         A check will be mailed to the name(s) and
                         address on the account. Written instructions,
                         with a signature guarantee, are required to
                         send the check to another address or to make
                         it payable to another person.
-------------------------------------------------------------------------
[Insert graphic of       You can call or write to have redemption
three lightning bolts]   proceeds of $1,000 or more wired to a bank or
                         escrow account. See the policies above for selling shares by mail or phone.

                         Before requesting a bank wire, please make
BY WIRE sure we have your bank account information on file. If we do not have this information, you will need to send written instructions with your bank's name and address, your bank account number, the ABA routing number, and a signature guarantee.

                         Requests received in proper form by 1:00 p.m.
                         pacific time will be wired the next business
                         day.
-------------------------------------------------------------------------
[Insert graphic of two   Obtain a current prospectus for the fund you
arrows pointing in       are considering.
opposite directions]
                         Call Shareholder Services at the number below
BY EXCHANGE              or our automated TeleFACTS system, or send
                         signed written instructions. See the policies
TeleFACTS(R)               above for selling shares by mail or phone.
1-800/247-1753
(around-the-clock        If you hold share certificates, you will need
access)                  to return them to the fund before your
                         exchange can be processed.
-------------------------------------------------------------------------

            FRANKLIN TEMPLETON INVESTOR SERVICES P.O. BOX 997151,
                          SACRAMENTO, CA 95899-9983
                        CALL TOLL-FREE: 1-800/632-2301
         (MONDAY THROUGH FRIDAY 5:30 A.M. TO 5:00 P.M., PACIFIC TIME
                SATURDAY 6:30 A.M. TO 2:30 P.M., PACIFIC TIME)

[Insert graphic of paper and pen] ACCOUNT POLICIES

CALCULATING SHARE PRICE  The fund calculates the net asset value per share
(NAV) each business day at the close of trading on the New York Stock Exchange (normally 1:00 p.m. pacific time). Each class's NAV is calculated by dividing its net assets by the number of its shares outstanding.

[Begin callout]
When you buy shares, you pay the offering price. The offering price is the NAV plus any applicable sales charge.

When you sell shares, you receive the NAV minus any applicable contingent deferred sales charge (CDSC).
[End callout]

The fund's assets are generally valued at their market value. If market prices are unavailable, or if an event occurs after the close of the trading market that materially affects the values, assets may be valued at their fair value.

Requests to buy and sell shares are processed at the NAV next calculated after we receive your request in proper form.

ACCOUNTS WITH LOW BALANCES If the value of your account falls below $250 ($50 for employee and UGMA/UTMA accounts) because you sell some of your shares, we may mail you a notice asking you to bring the account back up to its applicable minimum investment amount. If you choose not to do so within 30 days, we may close your account and mail the proceeds to the address of record. You will not be charged a CDSC if your account is closed for this reason.

STATEMENTS AND REPORTS You will receive confirmations and account statements that show your account transactions. You also will receive the fund's financial reports every six months. To reduce fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports. If you need additional copies, please call 1-800/DIAL BEN.

If there is a dealer or other investment representative of record on your account, he or she also will receive confirmations, account statements and other information about your account directly from the fund.

STREET OR NOMINEE ACCOUNTS You may transfer your shares from the street or nominee name account of one dealer to another, as long as both dealers have an agreement with Franklin Templeton Distributors, Inc. We will process the transfer after we receive authorization in proper form from your delivering securities dealer.

JOINT ACCOUNTS Unless you specify a different registration, accounts with two or more owners are registered as "joint tenants with rights of survivorship" (shown as "Jt Ten" on your account statement). To make any ownership changes to a joint account, all owners must agree in writing, regardless of the law in your state.

MARKET TIMERS The fund does not allow investments by market timers. You will be considered a market timer if you have (i) requested an exchange out of the fund within two weeks of an earlier exchange request, or (ii) exchanged shares out of the fund more than twice in a calendar quarter, or (iii) exchanged shares equal to at least $5 million, or more than 1% of the fund's net assets, or (iv) otherwise seem to follow a timing pattern. Shares under common ownership or control are combined for these limits.

ADDITIONAL POLICIES Please note that the fund maintains additional policies and reserves certain rights, including:

o The fund may refuse any order to buy shares, including any purchase under the exchange privilege.
o At any time, the fund may change its investment minimums or waive or lower its minimums for certain purchases.
o The fund may modify or discontinue the exchange privilege on 60 days' notice.
o You may only buy shares of a fund eligible for sale in your state or jurisdiction.
o In unusual circumstances, we may temporarily suspend redemptions, or postpone the payment of proceeds, as allowed by federal securities laws.
o For redemptions over a certain amount, the fund reserves the right to make payments in securities or other assets of the fund, in the case of an emergency or if the payment by check or wire would be harmful to existing shareholders.
o To permit investors to obtain the current price, dealers are responsible for transmitting all orders to the fund promptly.

DEALER COMPENSATION Qualifying dealers who sell fund shares may receive sales commissions and other payments. These are paid by Franklin Templeton Distributors, Inc. (Distributors) from sales charges, distribution and service (12b-1) fees and its other resources.

                                 CLASS A       CLASS C
---------------------------------------------------------------
COMMISSION (%)                   ---           2.00
Investment under $100,000        4.00          ---
$100,000 but under $250,000      3.25          ---
$250,000 but under $500,000      2.25          ---
$500,000 but under $1 million    1.85          ---
$1 million or more               up to 0.75 1  ---
12B-1 FEE TO DEALER              0.10          0.65 2

A dealer commission of up to 0.25% may be paid on Class A NAV purchases by certain trust companies and bank trust departments, eligible governmental authorities, and broker-dealers or others on behalf of clients participating in comprehensive fee programs.

1. During the first year after purchase, dealers may not be eligible to receive the 12b-1 fee.
2. Dealers may be eligible to receive up to 0.15% during the first year after purchase and may be eligible to receive the full 12b-1 fee starting in the 13th month.

[Insert graphic of question mark]QUESTIONS

If you have any questions about the fund or your account, you can write to us at P.O. Box 997151, Sacramento, CA 95899-9983. You can also call us at one of the following numbers. For your protection and to help ensure we provide you with quality service, all calls may be monitored or recorded.

                                             HOURS (PACIFIC TIME,
DEPARTMENT NAME          TELEPHONE NUMBER    MONDAY THROUGH FRIDAY)
---------------------------------------------------------------------------
Shareholder Services     1-800/632-2301      5:30 a.m. to 5:00 p.m.
                                             6:30 a.m. to 2:30 p.m.
                                             (Saturday)
Fund Information         1-800/DIAL BEN      5:30 a.m. to 8:00 p.m.
                         (1-800/342-5236)    6:30 a.m. to 2:30 p.m.
                                             (Saturday)
Retirement Plan Services
                         1-800/527-2020      5:30 a.m. to 5:00 p.m.
Dealer Services          1-800/524-4040      5:30 a.m. to 5:00 p.m.
Institutional Services   1-800/321-8563      6:00 a.m. to 5:00 p.m.
TDD (hearing impaired)   1-800/851-0637      5:30 a.m. to 5:00 p.m.

FOR MORE INFORMATION

You can learn more about each fund in the following documents:

ANNUAL/SEMIANNUAL REPORT TO SHAREHOLDERS

Includes a discussion of recent market conditions and fund strategies, financial statements, detailed performance information, portfolio holdings, and the auditor's report.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

Contains more information about each fund, its investments and policies. It is incorporated by reference (is legally a part of this prospectus).

For a free copy of the current annual/semiannual report or the SAI, please contact your investment representative or call us at the number below.


FRANKLIN(R)TEMPLETON(R)
1-800/DIAL BEN(R) (1-800/342-5236)
TDD (Hearing Impaired) 1-800/851-0637
www.franklin-templeton.com




You can also obtain information about each fund by visiting the SEC's Public Reference Room in Washington D.C. (phone 1-800/SEC-0330) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-6009. You can also visit the SEC's Internet site at http://www.sec.gov.


Investment Company Act file #811-4149                             TF2 P 07/99


PROSPECTUS

FRANKLIN TAX FREE TRUST

FRANKLIN ARIZONA TAX FREE INCOME FUND - CLASS A & C
FRANKLIN COLORADO TAX FREE INCOME FUND - CLASS A & C FRANKLIN CONNECTICUT TAX FREE INCOME FUND - CLASS A & C FRANKLIN FEDERAL INTERMEDIATE TAX FREE INCOME FUND - CLASS A FRANKLIN HIGH YIELD TAX FREE INCOME FUND - CLASS A, B & C FRANKLIN INDIANA TAX FREE INCOME FUND - CLASS A
FRANKLIN MICHIGAN TAX FREE INCOME FUND - CLASS A
FRANKLIN NEW JERSEY TAX FREE INCOME FUND - CLASS A & C FRANKLIN OREGON TAX FREE INCOME FUND - CLASS A & C
FRANKLIN PENNSYLVANIA TAX FREE INCOME FUND - CLASS A & C FRANKLIN PUERTO RICO TAX FREE INCOME FUND - CLASS A & C

CLASS A, B AND C

INVESTMENT STRATEGY  Tax Free Income

JULY 1, 1999


[Insert Franklin Templeton Ben Head]

THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

CONTENTS

THE FUNDS

[Begin callout]
Information about each fund you should know before investing
[End callout]

[insert page #]  Goals and Strategies

[insert page #]  Main Risks

[insert page #]  Performance

[insert page #]  Fees and Expenses

[insert page #]  Management

[insert page #]  Distributions and Taxes; Year 2000 Problem

[insert page #]  Financial Highlights

YOUR ACCOUNT

[Begin callout]
Information about sales charges, account transactions and services
[End callout]

[insert page #] Choosing a Share Class

[insert page #] Buying Shares

[insert page #] Investor Services

[insert page #] Selling Shares

[insert page #] Account Policies

[insert page #] Questions

FOR MORE INFORMATION

[Begin callout]
Where to learn more about [the][each] fund
[End callout]

Back Cover

THE FUNDS

[Insert graphic of bullseye and arrows] GOALS AND STRATEGIES

GOALS The Federal Intermediate Fund's investment goal is to provide investors with as high a level of income exempt from federal income taxes, including the individual alternative minimum tax, as is consistent with prudent investing, while seeking preservation of shareholders' capital.

The High Yield Fund's principal investment goal is to provide investors with a high current yield exempt from federal income taxes. Its secondary goal is capital appreciation to the extent possible and consistent with the fund's principal investment goal.

The Puerto Rico Fund's investment goal is to provide investors with as high a level of income exempt from federal income taxes as is consistent with prudent investing, while seeking preservation of shareholders' capital. The Puerto Rico Fund also seeks to provide a maximum level of income that is free from the personal income taxes of a majority of states, although this policy is not a fundamental investment goal of the fund and may be changed without shareholder approval.

Each state fund's investment goal is to provide investors with as high a level of income exempt from federal income taxes and from personal income taxes for resident shareholders of the fund's state as is consistent with prudent investing, while seeking preservation of shareholders' capital.

PRINCIPAL INVESTMENTS Each fund normally invests predominately in municipal securities whose interest is free from federal income taxes, including the federal alternative minimum tax, and, in the case of each state fund, the personal income taxes, if any, of the fund's state. The Puerto Rico Fund also normally invests predominately in municipal securities whose interest is free from the personal income taxes of a majority of states. Although each fund tries to invest all of its assets in tax-free securities, it is possible, although not anticipated, that up to 20% of its assets may be in securities that pay taxable interest.

[Begin callout]
MUNICIPAL SECURITIES are issued by state and local governments, their agencies and authorities, as well as by the District of Columbia and U.S. territories and possessions, to borrow money for various public and private projects. The issuer pays a fixed or variable rate of interest, and must repay the amount borrowed (the "principal") at maturity.
[End callout]

Each fund, except the High Yield Fund, only buys securities rated in the top four ratings by U.S. nationally recognized rating services (or comparable unrated securities). The High Yield Fund may invest in securities rated in any rating, including defaulted securities, although it currently invests primarily in securities rated BBB/Baa or below (or comparable unrated securities).

None of the funds have restrictions on the maturity of the securities they may buy, although the Federal Intermediate Fund must maintain a dollar-weighted average portfolio maturity of three to 10 years. Since securities with longer maturities may provide higher yields, the High Yield Fund generally invests in longer-term securities.

The manager selects securities that it believes will provide the best balance between risk and return within a fund's range of allowable investments and typically uses a buy and hold strategy. This means it holds securities in the fund's portfolio for income purposes, rather than trading securities for capital gains, although the manager may sell a security at any time if it believes it could help the fund meet its goal. The manager may consider existing market conditions, the availability of lower-rated securities, and whether the difference in yields between higher- and lower-rated securities justifies the higher risk of lower-rated securities when selecting securities for the High Yield Fund's portfolio.

Each fund may invest in variable and floating rate securities, whose interest rates change either at specific intervals or whenever a benchmark rate changes. While this feature helps protect against a decline in the security's market price when interest rates go up, it lowers the fund's income when interest rates fall.

Each fund also may invest in municipal lease obligations, which generally are issued to finance the purchase of public property. The property is leased to a state or local government and the lease payments are used to pay the interest on the obligations. These differ from other municipal securities because the money to make the lease payments must be set aside each year or the lease can be cancelled without penalty. If this happens, investors who own the obligations may not be paid.

TEMPORARY INVESTMENTS The manager may take a temporary defensive position when it believes the securities trading markets or the economy are experiencing excessive volatility or a prolonged general decline, or other unusual or adverse conditions exist. Under these circumstances, a fund may be unable to pursue its investment goals, because it may not invest or may invest substantially less in tax-free securities or, in the case of the state and Puerto Rico funds, in municipal securities of the fund's state or territory.

[Insert graphic of chart with line going up and down] MAIN RISKS

INCOME Since each fund can only distribute what it earns, the fund's distributions to shareholders may decline when interest rates fall.

CREDIT There is the possibility that an issuer will be unable to make interest payments and repay principal. Changes in an issuer's financial strength or in a security's credit rating may affect a security's value and, thus, impact fund performance.

Many of each fund's portfolio securities may be supported by credit enhancements, which may be provided by either U.S. or foreign entities. These securities have the credit risk of the entity providing the credit support. To the extent a fund holds insured securities, a change in the credit rating of any one or more of the municipal bond insurers that insure securities in the fund's portfolio may affect the value of the securities they insure and the fund's share price. Credit support provided by a foreign entity may be less certain because of the possibility of adverse foreign economic, political or legal developments that may affect the ability of that entity to meet its obligations.

LOWER-RATED SECURITIES. Securities rated below the top four ratings, sometimes called "municipal junk bonds," generally have more credit risk than higher-rated securities. The High Yield Fund may invest up to 100% of its assets in these securities. None of the other funds invests in securities rated below the top four ratings.

The risk of default or price changes due to changes in the issuer's credit quality is greater with lower-rated securities. Issuers of lower-rated securities are typically in weaker financial health than issuers of higher-rated securities, and their ability to make interest payments or repay principal is less certain. These issuers also are more likely to encounter financial difficulties and to be materially affected by these difficulties when they encounter them. The market price of lower-rated securities may fluctuate more than higher-rated securities and may decline significantly in periods of general or regional economic difficulty. Lower-rated securities also may be less liquid than higher-rated securities.

[Begin callout]
Because interest rates and municipal security prices fluctuate, the amount of the fund's distributions and the value of your investment in the fund will go up and down. This means you could lose money over short or even extended periods.
[End callout]

INTEREST RATE When interest rates go up, municipal security prices fall. The opposite is also true: municipal security prices go up when interest rates fall. In general, securities with longer maturities are more sensitive to these price changes.

CALL There is the likelihood that a security will be prepaid (called) before maturity. An issuer is more likely to call its securities when interest rates are falling, because the issuer can issue new securities with lower interest payments. If a security is called, the fund may have to replace it with a lower-yielding security. At any time, each fund may have a large amount of its assets invested in municipal securities subject to call risk, including escrow-secured or defeased bonds. A call of some or all of these securities may lower the fund's income and its distributions to shareholders.

MARKET A security's value may be reduced by market activity or the results of supply and demand. This is a basic risk associated with all securities. When there are more sellers than buyers, prices tend to fall. Likewise, when there are more buyers than sellers, prices tend to go up.

Each fund may invest more than 25% of its assets in municipal securities that finance similar types of projects, such as hospitals, housing, industrial development, transportation or pollution control. A change that affects one project, such as proposed legislation on the financing of the project, a shortage of the materials needed for the project, or a declining need for the project, would likely affect all similar projects, thereby increasing market risk.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS Municipal securities may be issued on a when-issued or delayed delivery basis, where payment and delivery take place at a future date. Since the market price of the security may fluctuate during the time before payment and delivery, the fund assumes the risk that the value of the security at delivery may be more or less than the purchase price.

DIVERSIFICATION The Connecticut, Federal Intermediate and Michigan Funds are non-diversified funds. They may invest a greater portion of their assets in the municipal securities of one issuer than a diversified fund. These funds may be more sensitive to economic, business, political or other changes affecting similar issuers or securities, which may result in greater fluctuation in the value of their shares. The funds, however, intend to meet certain tax diversification requirements. The other funds are all diversified funds.

Each state fund and the Puerto Rico Fund may involve more risk than an investment in a fund that does not focus on securities of a single state or territory. The Federal Intermediate and High Yield Funds are diversified nationally. The High Yield Fund will not invest more than 25% of its total assets in the municipal securities of any one state or territory.

STATE Since each state fund invests heavily in municipal securities of its state, events in that state are likely to affect the fund's investments and its performance. These events may include economic or political policy changes, tax base erosion, state constitutional limits on tax increases, budget deficits and other financial difficulties, and changes in the ratings assigned to the state's municipal issuers.

A negative change in any one of these or other areas could affect the ability of a state's municipal issuers to meet their obligations. It is important to remember that economic, budget and other conditions within a state are unpredictable and can change at any time.

To the extent the Federal Intermediate, High Yield or Puerto Rico Funds are invested in a state, events in that state may affect their investments and their performance.

U.S. TERRITORIES The Puerto Rico Fund invests heavily in Puerto Rico municipal securities and may invest up to 35% of its total assets in municipal securities issued by other U.S. territories. Each of the other funds also may invest in municipal securities issued by U.S. territories. As with state municipal securities, events in any of these territories where a fund is invested may affect the fund's investments and its performance.

Year 2000 When evaluating current and potential portfolio positions, Year 2000 is one of the factors the funds' manager considers.

Municipal issuers generally are not required to report on their Year 2000 readiness. This makes it more difficult for the manager to evaluate their readiness. There have been reports, however, that many municipal issuers are behind in their efforts to address the Year 2000 problem. The manager, of course, cannot audit each issuer and its major suppliers to verify their Year 2000 readiness. The manager is making extensive efforts, however, to contact the issuers of municipal securities held by the funds to try to assess their Year 2000 readiness.

If an issuer in which the fund is invested is adversely affected by Year 2000 problems, it is possible that the issuer's ability to make timely interest and principal payments also will be affected, at least temporarily. This may affect both the amount and timing of the fund's distributions and the fund's performance. It also is likely that the price of the issuer's securities will be adversely affected. A decrease in the value of one or more of the fund's portfolio holdings will have a similar impact on the fund's performance. Please see page [#] for more information.

More detailed information about the fund, its policies (including temporary investments), risks and municipal securities ratings can be found in the fund's Statement of Additional Information (SAI).

[Begin callout]
Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Mutual fund shares involve investment risks, including the possible loss of principal.
[End callout]

[Insert graphic of a bull and a bear] PERFORMANCE

This bar chart and table show the volatility of the fund's returns, which is one indicator of the risks of investing in the fund. The bar chart shows changes in the fund's returns from year to year over the past 2 calendar years for the Michigan Fund, 6 calendar years for the Federal Intermediate Fund and the past 10 calendar years for the remaining funds. The table shows how each fund's average annual total returns compare to those of a broad-based securities market index. Of course, past performance cannot predict or guarantee future results.

ARIZONA FUND - CLASS A ANNUAL TOTAL RETURNS 1

[Insert bar graph]

9.74%  5.80%  12.24%  10.02%   11.18%  -4.03%  14.59%  4.21%   8.23%   5.44%
--------------------------------------------------------------------------------
89      90     91       92       93      94      95      96     97      98

                                    YEAR

[Begin callout]
BEST QUARTER:
Q1 '95  5.83%

WORST QUARTER:
Q1 '94 -4.32%
[End callout]

AVERAGE ANNUAL TOTAL RETURNS
For the periods ended February 28, 1999

                                1 YEAR      5 YEARS     10 YEARS
----------------------------------------------------------------
Arizona Fund - Class A 2        0.94%       4.60%        7.15%
Lehman Brothers Municipal
Bond                            6.48%       6.23%        8.22%
Index 3
                                             SINCE
                                           INCEPTION
                                1 YEAR      (5/1/95)
----------------------------------------------------------------
Arizona Fund - Class C 2        2.71%        6.75%
Lehman Brothers Municpal
Bond Index 3                    6.48%        8.10%

1. Figures do not reflect sales charges. If they did, returns would be lower. As of March 31, 1999, the fund's year-to-date return was 1.05%.
2. Figures reflect sales charges.
All fund performance assumes reinvestment of dividends and capital gains.
3. Source: Standard & Poor's(R) Micropal. The unmanaged Lehman Brothers Municipal Bond Index includes investment grade bonds issued within the last five years as part of a deal of over $50 million and with a maturity of at least two years. It includes reinvested interest. One cannot invest directly in an index, nor is an index representative of the fund's portfolio.

COLORADO FUND - CLASS A ANNUAL TOTAL RETURNS 1

[Insert bar graph]

9.90%  5.78%  12.35%  10.00%  12.74%  -5.43%  16.07%  4.76%  8.82%  5.73%
--------------------------------------------------------------------------------
 89     90     91       92      93      94      95      96     97    98

                                   YEAR

[Begin callout]
BEST QUARTER:
Q1'95   6.62%

WORST QUARTER:
Q1'94  -5.02%
[End callout]

AVERAGE ANNUAL TOTAL RETURNS
For the periods ended February 28, 1999

                              1 YEAR      5 YEARS    10 YEARS
----------------------------------------------------------------
Colorado Fund - Class A 2     1.21%       4.85%      7.45%
Lehman Brothers Municipal
Bond Index 3                  6.48%       6.23%      8.22%

                                          SINCE
                                          INCEPTION
                              1 YEAR      (5/1/95)
----------------------------------------------------------------
Colorado - Class C 2          3.17%       6.81%
Lehman Brothers Municipal
Bond Index 3                  6.48%       8.10%

1. Figures do not reflect sales charges. If they did, returns would be lower.
As of March 31, 1999, the fund's year-to-date return was 0.88%.
2. Figures reflect sales charges.
All fund performance assumes reinvestment of dividends and capital gains.
3. Source: Standard & Poor's(R) Micropal. The unmanaged Lehman Brothers Municipal Bond Index includes investment grade bonds issued within the last five years as part of a deal of over $50 million and with a maturity of at least two years. It includes reinvested interest.
One cannot invest directly in an index, nor is an index representative of the fund's portfolio.

CONNECTICUT FUND - CLASS A ANNUAL TOTAL RETURNS 1

[Insert bar graph]

9.95%  4.93%  10.77%  8.33%  12.32%  -5.40%  14.32%  4.48%  8.50%   5.96%
--------------------------------------------------------------------------------
 89     90      91     92      93      94      95     96     97      98

                                  YEAR

[Begin callout]
BEST QUARTER:
Q2 '89  5.60%

WORST QUARTER:
Q1 '94 -4.73%
[End callout]

AVERAGE ANNUAL TOTAL RETURNS
For the periods ended February 28, 1999

                                 1 YEAR      5 YEARS    10 YEARS
----------------------------------------------------------------
Connecticut Fund - Class A 2     1.44%       4.46%      6.82%
Lehman Brothers Municipal
Bond Index 3                     6.48%       6.23%      8.22%

                                               SINCE
                                             INCEPTION
                                 1 YEAR      (5/1/95)
----------------------------------------------------------------
Connecticut Fund - Class C 2     3.35%         6.50%
Lehman Brothers Municipal
Bond Index 3                     6.48%         8.10%

1. Figures do not reflect sales charges. If they did, returns would be lower. As of March 31, 1999, the fund's year-to-date return was 1.04%.
2. Figures reflect sales charges.
All fund performance assumes reinvestment of dividends and capital gains.
3. Source: Standard & Poor's(R) Micropal. The unmanaged Lehman Brothers Municipal Bond Index includes investment grade bonds issued within the last five years as part of a deal of over $50 million and with a maturity of at least two years. It includes reinvested interest.
One cannot invest directly in an index, nor is an index representative of the fund's portfolio.

FEDERAL INTERMEDIATE FUND - ANNUAL TOTAL RETURNS 1

[Insert bar graph]

12.68%  -2.71%  14.42%  6.68%  5.27%  5.80%
-------------------------------------------
 93      94      95      96     97     98

                    YEAR

[Begin callout]
BEST QUARTER:
Q1'95   5.19%

WORST QUARTER:
Q1'94  -3.76%
[End callout]

AVERAGE ANNUAL TOTAL RETURNS
For the periods ended February 28, 1999

                                1 YEAR      5 YEARS      SINCE
                                                       INCEPTION
                                                       (9/21/93)
----------------------------------------------------------------
Federal Intermediate Fund 2     3.40%       5.28%        6.61%
Lehman Brothers 10 Yr Muni
Bond  Index 3                   6.76%       6.35%        7.43%

1. Figures do not reflect sales charges. If they did, returns would be lower.
As of March 31, 1999, the fund's year-to-date return was 0.72%.
2. Figures reflect sales charges.
All fund performance assumes reinvestment of dividends and capital gains.
3. Source: Standard & Poor's(R) Micropal. The unmanaged Lehman Brothers 10-Year Bond Index includes investment grade bonds issued within the last five years as part of a deal of over $50 million and with a maturity of at least ten years. It includes reinvested interest.
One cannot invest directly in an index, nor is an index representative of the fund's portfolio.

HIGH YIELD FUND - CLASS A ANNUAL TOTAL RETURNS 1

 [Insert bar graph]

9.79%  5.11%  12.40%  9.25%  13.27%  -2.59%  16.29%  6.16%  10.60%  4.81%
--------------------------------------------------------------------------------
 89     90     91      92     93      94       95     96     97      98

                                 YEAR

[Begin callout]
BEST QUARTER:
Q1 '95  6.38%

WORST QUARTER:
Q1 '94 -3.02%
[End callout]

AVERAGE ANNUAL TOTAL RETURNS
For the periods ended February 28, 1999

                                 1 YEAR      5 YEARS    10 YEARS
----------------------------------------------------------------
High Yield Fund - Class A 2      0.32%       5.94%      7.91%
Lehman Brothers Municipal
Bond Index 3                     6.48%       6.23%      8.22%

                                               SINCE
                                             INCEPTION
                                 1 YEAR      (5/1/95)
----------------------------------------------------------------
High Yield Fund - Class C 2      2.15%         7.51%
Lehman Brothers Municipal
Bond Index 3                     6.48%         8.10%

1. Figures do not reflect sales charges. If they did, returns would be lower. As of March 31, 1999, the fund's year-to-date return was 1.12%.
2. Figures reflect sales charges.
All fund performance assumes reinvestment of dividends and capital gains.
3. Source: Standard & Poor's(R) Micropal. The unmanaged Lehman Brothers Municipal Bond Index includes investment grade bonds issued within the last five years as part of a deal of over $50 million and with a maturity of at least two years. It includes reinvested interest.
One cannot invest directly in an index, nor is an index representative of the fund's portfolio.

INDIANA FUND - ANNUAL TOTAL RETURNS 1

[Insert bar graph]

11.12%  5.89%  12.21%  9.85%  12.83%  -4.99%  14.15%  5.02%  8.48%  5.58%
--------------------------------------------------------------------------------
 89      90      91     92      93      94      95     96     97     98

                                   YEAR

[Begin callout]
BEST QUARTER:
Q1 '95  5.55%

WORST QUARTER:
Q1 '94 -4.82%
[End callout]

AVERAGE ANNUAL TOTAL RETURNS
For the periods ended February 28, 1999

                                 1 YEAR      5 YEARS    10 YEARS
----------------------------------------------------------------
Indiana Fund 2                   1.05%       4.55%      7.41%
Lehman Brothers Municipal
Bond Index 3                     6.48%       6.23%      8.22%

1. Figures do not reflect sales charges. If they did, returns would be lower. As of March 31, 1999, the fund's year-to-date return was 0.90%.
2. Figures reflect sales charges.
All fund performance assumes reinvestment of dividends and capital gains.
3. Source: Standard & Poor's(R) Micropal. The unmanaged Lehman Brothers Municipal Bond Index includes investment grade bonds issued within the last five years as part of a deal of over $50 million and with a maturity of at least two years. It includes reinvested interest.
One cannot invest directly in an index, nor is an index representative of the fund's portfolio.

MICHIGAN FUND - ANNUAL TOTAL RETURNS 1

[Insert bar graph]

 10.69%  7.57%
--------------
  97      98

    YEAR

[Begin callout]
BEST QUARTER:
Q2 '97  4.07%

WORST QUARTER:
Q1 '97 -0.60%
[End callout]

AVERAGE ANNUAL TOTAL RETURNS
For the periods ended February 28, 1999

                               1 YEAR    5 YEARS      SINCE
                                                     INCEPTION
                                                     (7/1/96)
----------------------------------------------------------------
Michigan Fund 2                3.04%       --         7.54%
Lehman Brothers Municpal
Bond Index 3                   6.48%       --         8.27%

1. Figures do not reflect sales charges. If they did, returns would be lower. As of March 31, 1999, the fund's year-to-date return was 1.11%.
2. Figures reflect sales charges.
All fund performance assumes reinvestment of dividends and capital gains.
3. Source: Standard & Poor's(R) Micropal. The unmanaged Lehman Brothers Municipal Bond Index includes investment grade bonds issued within the last five years as part of a deal of over $50 million and with a maturity of at least two years. It includes reinvested interest.
One cannot invest directly in an index, nor is an index representative of the fund's portfolio.

NEW JERSEY FUND - CLASS A ANNUAL TOTAL RETURNS 1

[Insert bar graph]

9.39%  6.56%  12.46%  9.19%  10.97%  -5.21%  15.58%  4.04%  8.34%  6.11%
--------------------------------------------------------------------------------
 89     90      91     92      93      94      95      96     97     98

                                  YEAR

[Begin callout]
BEST QUARTER:
Q1 '95  6.44%

WORST QUARTER:
Q1 '94 -4.79%
[End callout]

AVERAGE ANNUAL TOTAL RETURNS
For the periods ended February 28, 1999

                               1 YEAR     5 YEARS    10 YEARS
----------------------------------------------------------------
New Jersey Fund - Class A 2    1.59%       4.64%      7.14%
Lehman Brothers Municipal
Bond Index 3                   6.48%       6.23%      8.22%

                                           SINCE
                                          INCEPTION
                               1 YEAR     (5/1/95)
----------------------------------------------------
New Jersey Fund - Class C 2    3.44%       6.56%
Lehman Brothers Municpal
Bond Index 3                   6.48%       8.10%

1. Figures do not reflect sales charges. If they did, returns would be lower. As of June 30, 1999, the fund's year-to-date return was 0.81%.
2. Figures reflect sales charges.
All fund performance assumes reinvestment of dividends and capital gains.
3. Source: Standard & Poor's(R) Micropal. The unmanaged Lehman Brothers Municipal Bond Index includes investment grade bonds issued within the last five years as part of a deal of over $50 million and with a maturity of at least two years. It includes reinvested interest.
One cannot invest directly in an index, nor is an index representative of the fund's portfolio.

OREGON FUND - CLASS A ANNUAL TOTAL RETURNS 1

[Insert bar graph]

9.31%  5.55%  12.63%  8.66%  10.91%  -4.93%  15.08%  4.32%  8.24%  5.44%
--------------------------------------------------------------------------------
 89     90     91      92      93      94      95     96     97     98

                                  YEAR

[Begin callout]
BEST QUARTER:
Q1 '95  6.54%

WORST QUARTER:
Q1 '94 -4.55%
[End callout]

AVERAGE ANNUAL TOTAL RETURNS
For the periods ended February 28, 1999

                              1 YEAR      5 YEARS    10 YEARS
---------------------------------------------------------------
Oregon Fund - Class A 2        0.93%       4.52%      6.93%
Lehman Brothers Municipal
Bond Index 3                   6.48%       6.23%      8.22%

                                           SINCE
                                         INCEPTION
                              1 YEAR      (5/1/95)
---------------------------------------------------------------
Oregon Fund - Class C 2        2.78%       6.30%
Lehman Brothers Municpal
Bond Index 3                   6.48%       8.10%

1. Figures do not reflect sales charges. If they did, returns would be lower. As of March 31, 1999, the fund's year-to-date return was 0.87%.
2. Figures reflect sales charges.
All fund performance assumes reinvestment of dividends and capital gains.
3. Source: Standard & Poor's(R) Micropal. The unmanaged Lehman Brothers Municipal Bond Index includes investment grade bonds issued within the last five years as part of a deal of over $50 million and with a maturity of at least two years. It includes reinvested interest.
One cannot invest directly in an index, nor is an index representative of the fund's portfolio.

PENNSYLVANIA FUND - CLASS A ANNUAL TOTAL RETURNS 1

[Insert bar graph]

10.32%  3.87%  13.48%  9.83%  11.66%  -3.29%  14.34%  4.50%  8.94%  5.48%
--------------------------------------------------------------------------------
  89     90     91      92      93      94      95     96      97    98

                                   YEAR

[Begin callout]
BEST QUARTER:
Q2'89  5.97%

WORST QUARTER:
Q1'94 -3.64%
[End callout]

AVERAGE ANNUAL TOTAL RETURNS
For the periods ended February 28, 1999

                                 1 YEAR      5 YEARS    10 YEARS
----------------------------------------------------------------
Pennsylvania Fund - Class A 2    0.98%       4.91%       7.33%
Lehman Brothers Municipal
Bond Index 3                     6.48%       6.23%       8.22%

                                             SINCE
                                            INCEPTION
                                 1 YEAR     (5/1/95)
-----------------------------------------------------
Pennsylvania Fund - Class C 2    2.80%       6.52%
Lehman Brothers Municpal
Bond Index 3                     6.48%       8.10%

1. Figures do not reflect sales charges. If they did, returns would be lower. As of March 31, 1999, the fund's year-to-date return was 0.85%.
2. Figures reflect sales charges.
All fund performance assumes reinvestment of dividends and capital gains.
3. Source: Standard & Poor's(R) Micropal. The unmanaged Lehman Brothers Municipal Bond Index includes investment grade bonds issued within the last five years as part of a deal of over $50 million and with a maturity of at least two years. It includes reinvested interest.
One cannot invest directly in an index, nor is an index representative of the fund's portfolio.

PUERTO RICO FUND - CLASS A ANNUAL TOTAL RETURNS 1

[Insert bar graph]

9.75%  5.38%  12.27%  9.12%  10.99%  -4.28%  14.49%  5.08%  8.75%  5.74%
--------------------------------------------------------------------------------
 89     90      91     92      93      94      95      96     97     98

                                  YEAR

[Begin callout]
BEST QUARTER:
Q1'95  5.95%

WORST QUARTER:
Q1'94 -4.27%
[End callout]

AVERAGE ANNUAL TOTAL RETURNS
For the periods ended February 28, 1999

                               1 YEAR     5 YEARS    10 YEARS
---------------------------------------------------------------
Puerto Rico Fund - Class A 2   1.21%       4.87%      7.14%
Lehman Brothers Municipal
Bond Index 3                   6.48%       6.23%      8.22%

                                           SINCE
                                          INCEPTION
                               1 YEAR     (5/1/95)
---------------------------------------------------------------
Puerto Rico Fund - Class C 2   3.18%       6.55%
Lehman Brothers Municpal
Bond Index 3                   6.48%       8.10%

1. Figures do not reflect sales charges. If they did, returns would be lower. As of March 31, 1999, the fund's year-to-date return was 1.37%.
2. Figures reflect sales charges.
All fund performance assumes reinvestment of dividends and capital gains.
3. Source: Standard & Poor's(R) Micropal. The unmanaged Lehman Brothers Municipal Bond Index includes investment grade bonds issued within the last five years as part of a deal of over $50 million and with a maturity of at least two years. It includes reinvested interest.
One cannot invest directly in an index, nor is an index representative of the fund's portfolio.

[Insert graphic of percentage sign] FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                    ARIZONA  COLORADO  CONNECTICUT FED INTER HIGH YIELD INDIANA MICHIGAN  NEW JERSEY  OREGON  PENNSYLVANIA PUERTO
                    FUND     FUND      FUND        FUND      FUND       FUND    FUND      FUND        FUND    FUND         RICO FUND
------------------------------------------------------------------------------------------------------------------------------------
CLASS A 1
Maximum sales
charge (load) as
a percentage of
offering price       4.25%    4.25%     4.25%      2.25%      4.25%     4.25%   4.25%     4.25%      4.25%     4.25%       4.25%
Load imposed on
purchases            4.25%    4.25%     4.25%      2.25%      4.25%     4.25%   4.25%     4.25%      4.25%     4.25%       4.25%
Maximum deferred
sales charge         None     None      None       None       None      None    None      None       None      None        None
(load) 3
Exchange fee         None     None      None       None       None      None    None      None       None      None        None

CLASS B 2
Maximum sales
charge (load) as
a percentage of
offering price          -        -         -          -       4.00%        -       -         -          -         -           -
Load imposed on
purchases               -        -         -          -       0.00%        -       -         -          -         -           -
Maximum deferred
sales charge            -        -         -          -       4.00%        -       -         -          -         -           -
(load) 5
Exchange fee            -        -         -          -       None         -       -         -          -         -           -

CLASS C 1
Maximum sales
charge (load) as
a percentage of
offering price       1.99%    1.99%        -       1.99%      1.99%        -       -      1.99%      1.99%     1.99%       1.99%
Load imposed on
purchases            1.00%    1.00%        -       1.00%      1.00%        -       -      1.00%      1.00%     1.00%       1.00%
Maximum deferred
sales charge         0.99%    0.99%        -       0.99%      0.99%        -       -      0.99%      0.99%     0.99%       0.99%
(load) 5
Exchange fee         None     None         -       None       None         -       -      None       None      None        None

Please see "Choosing a Share Class" on page [#] for an explanation of how and when these sales charges apply.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)

                    ARIZONA  COLORADO  CONNECTICUT FED INTER HIGH YIELD INDIANA MICHIGAN  NEW JERSEY  OREGON  PENNSYLVANIA PUERTO
                    FUND     FUND      FUND        FUND      FUND       FUND    FUND      FUND        FUND    FUND         RICO FUND
------------------------------------------------------------------------------------------------------------------------------------
CLASS A
Management fees      0.48%    0.54%     0.56%       0.58%     0.46%     0.63%    0.63%    0.49%       0.51%    0.48%       0.56%
Distribution and
service
(12b-1) fees 5       0.09%    0.09%     0.09%       0.10%     0.09%     0.09%    0.10%    0.09%       0.09%    0.09%       0.09%
Other expenses
                     0.06%    0.07%     0.07%       0.10%     0.07%     0.10%    0.21%    0.07%       0.07%    0.08%       0.09%
                   -----------------------------------------------------------------------------------------------------------------
Total annual fund
operating expenses   0.63%    0.70%     0.72%       0.78% 6   0.62%     0.82%    0.94% 6  0.65%       0.67%    0.65%       0.74%
                   -----------------------------------------------------------------------------------------------------------------

CLASS B 2
Management fees         -        -         -           -      0.46%        -        -        -           -        -           -
Distribution and
service                 -        -         -           -      0.65%        -        -        -           -        -           -
(12b-1) fees 5
Other expenses
                        -        -         -           -      0.07%        -        -        -           -        -           -
                   -----------------------------------------------------------------------------------------------------------------
Total annual fund
operating expenses      -        -         -           -      1.18%        -        -        -           -        -           -
                   -----------------------------------------------------------------------------------------------------------------

CLASS C
Management fees      0.48%    0.54%     0.56%          -      0.46%        -        -     0.49%       0.51%    0.48%       0.56%
Distribution and
service              0.65%    0.65%     0.65%          -      0.65%        -        -     0.65%       0.65%    0.65%       0.65%
(12b-1) fees 5
Other expenses
                     0.06%    0.07%     0.07%          -      0.07%        -        -     0.07%       0.07%    0.08%       0.09%
                   -----------------------------------------------------------------------------------------------------------------
Total annual fund
operating expenses   1.19%    1.26%     1.28%          -      1.18%        -        -     1.21%       1.23%    1.21%       1.30%
                   -----------------------------------------------------------------------------------------------------------------

1. Before January 1, 1999, Class A shares were designated Class I and Class C shares were designated Class II.
2. The fund began offering Class B shares on January 1, 1999. Annual fund operating expenses are based on the expenses for Class A and C for the fiscal year ended February 28, 1999. The distribution and service (12b-1) fees are based on the maximum fees allowed under Class B's Rule 12b-1 plan.
3. Except for investments of $1 million or more (see page [#]).
4. This is equivalent to a charge of 1% based on net asset value.
5. Because of the distribution and service (12b-1) fees, over the long term you may indirectly pay more than the equivalent of the maximum permitted initial sales charge.
6. For the fiscal year ended February 28, 1999, the manager had agreed in advance to limit its management. With this reduction, management fees were 0.55% for the Federal Intermediate Fund and 0.00% for the Michigan Fund and total annual fund operating expenses were 0.75% and 0.25% for each fund respectively. The manager may end this arrangement at any time upon notice to the fund's Board of Trustees.

EXAMPLE

This example can help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes you invest $10,000 for the periods shown and then sell all of your shares at the end of those periods. The example also assumes your investment has a 5% return each year and the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

             ARIZONA  COLORADO  CONNECTICUT  FED INTER  HIGH YIELD  INDIANA  MICHIGAN  NEW JERSEY  OREGON  PENNSYLVANIA  PUERTO RICO
             FUND     FUND      FUND         FUND       FUND        FUND     FUND      FUND        FUND    FUND          FUND
------------------------------------------------------------------------------------------------------------------------------------
CLASS A
1 Year 1     487      493       495          303        486         505      517       489         491      489          497
3 Years      618      639       645          469        615         676      712       624         630      624          651
5 Years      761      798       809          649        756         861      923       772         782      772          819
10 Years     1,178    1,259     1,281        1,169      1,166       1,395    1,531     1,201       1,224    1,201        1,304

CLASS B
1 Year 2,3   -        -         -            -          520         -        -         -           -        -            -
3 Years      -        -         -            -          675         -        -         -           -        -            -
5 Years      -        -         -            -          849         -        -         -           -        -            -
10 Years     -        -         -            -          1,276       -        -         -           -        -            -


CLASS C
1 Year 4     318      325       327          -          317         -        -         320         322      320          329
3 Years      474      496       502          -          471         -        -         480         486      480          508
5 Years      748      785       795          -          743         -        -         758         769      758          806
10 Years     1,529    1,607     1,630        -          1,517       -        -         1,551       1,574    1,551        1,652

1. Assumes a contingent deferred sales charge (CDSC) will not apply.
2. Assumes conversion of Class B shares to Class A shares after eight years, lowering your annual expenses from that time on.
3. For the same Class B investment, your costs would be $120 for the High Yield Fund if you did not sell your shares at the end of the first year. Your costs for the remaining periods would be the same.
4. For the same Class C investment, your costs would be $220 for the Arizona Fund, $227 for the Colorado Fund, $229 for the Connecticut Fund, $219 for the High Yield Fund, $222 for the New Jersey Fund, $224 for the Oregon Fund, $222 for the Pennsylvania Fund, and $231 for the Puerto Rico Fund if you did not sell your shares at the end of the first year. Your costs for the remaining periods would be the same.


[Insert graphic of briefcase] MANAGEMENT

Franklin Advisers, Inc. (Advisers), 777 Mariners Island Blvd., San Mateo, CA 94404, is the fund's investment manager. Together, Advisers and its affiliates manage over $216 billion in assets.

The team responsible for each fund's management is:

THOMAS KENNY, EXECUTIVE VICE PRESIDENT OF ADVISERS
Mr. Kenny has been an analyst or portfolio manager for the Arizona, Colorado, Connecticut, Federal Intermediate, Indiana, Michigan, New Jersey and Oregon funds since inception and the High Yield, Pennsylvania and Puerto Rico funds since 1987. He is the Director of Franklin's Municipal Bond Department. He joined the Franklin Templeton Group in 1986.

JOHN POMEROY, VICE PRESIDENT OF ADVISERS
Mr. Pomeroy has been an analyst or portfolio manager for the Michigan Fund since inception and the Connecticut fund since 1989. He joined the Franklin Templeton Group in 1986.

STELLA WONG, VICE PRESIDENT OF ADVISERS
Ms. Wong has been an analyst or portfolio manager for the Connecticut, Indiana, New jersey, and Pennsylvania funds since their inception. She joined the Franklin Templeton Group in 1986.

SHEILA AMOROSO, SENIOR VICE PRESIDENT OF ADVISERS
Ms. Amoroso has been an analyst or portfolio manager for the funds since their inception. She joined the Franklin Templeton Group in 1986.

JOHN WILEY, VICE PRESIDENT OF ADVISERS
Mr. Wiley has been an analyst or portfolio manager for the Indiana and Oregon funds since 1991. He joined the Franklin Templeton Group in 1989.

CARRIE HIGGINS, PORTFOLIO MANAGER OF ADVISERS
Ms. Higgins has been an analyst or portfolio manager for the Arizona and Colorado funds since 1992 and for the Michigan Fund since inception. She joined the Franklin Templeton Group in 1990.

MARK ORSI, VICE PRESIDENT OF ADVISERS
Mr. Orsi has been an analyst or portfolio manager for the Federal
Intermediate fund since inception. He joined the Franklin Templeton Group in 1990.

BEN BARBER, VICE PRESIDENT OF ADVISERS
Mr. Barber has been an analyst or portfolio manager for the High Yield and Puerto Rico funds since 1993. He joined the Franklin Templeton Group in 1991.

Each fund pays the manager a fee for managing the fund's assets and making its investment decisions. For the fiscal year ended February 28, 1999, each fund paid, as a percentage of its average monthly net assets the following to the manager:

                      MANAGEMENT
                      FEES (%)
--------------------------------
Arizona Fund            0.48
Colorado Fund           0.54
Connecticut Fund        0.56
Federal Intermediate    0.55 1
Fund
High Yield Fund         0.46
Indiana Fund            0.63
Michigan Fund           0.00 1
New Jersey Fund         0.49
Oregon Fund             0.51
Pennsylvania Fund       0.48
Puerto Rico Fund        0.56

1. Management fees, before any advance waiver, were 0.58% for the Federal Intermediate Fund and 0.63% for the Michigan Fund of the fund's average monthly net assets. Under an agreement by the manager to limit its fees, the Federal Intermediate Fund paid 0.14% and the Michigan Fund paid 0.13% of its average monthly net assets to the manager. The manager may end this arrangement at any time upon notice to the fund's Board of Trustees.

[Insert graphic of dollar
signs and stacks of coins] DISTRIBUTIONS AND TAXES; YEAR 2000 PROBLEM

INCOME AND CAPITAL GAINS DISTRIBUTIONS Each fund declares dividends daily from its net investment income and pays them monthly on or about the 20th day of the month. Your account may begin to receive dividends on the day after we receive your investment and will continue to receive dividends through the day we receive a request to sell your shares. Capital gains, if any, may be distributed twice a year. The amount of these distributions will vary and there is no guarantee the fund will pay dividends.

Please keep in mind that if you invest in the fund shortly before the fund deducts a capital gain distribution from its net asset value, you will receive some of your investment back in the form of a taxable distribution.

TAX CONSIDERATIONS Fund distributions will consist primarily of exempt-interest dividends from interest earned on municipal securities. In general, exempt-interest dividends are exempt from federal income tax. Each fund, however, may invest a portion of its assets in securities that pay income that is not tax-exempt. Fund distributions from such income are taxable to you as ordinary income. Any capital gains a fund distributes are taxable to you as long-term capital gains no matter how long you have owned your shares. Distributions of ordinary income or capital gains are taxable whether you reinvest your distributions in additional fund shares or receive them in cash.

[Begin callout]
BACKUP WITHHOLDING
By law, a fund must withhold 31% of your taxable distributions and proceeds if you do not provide your correct taxpayer identification number (TIN) or certify that your TIN is correct, or if the IRS instructs a fund to do so. [End callout]

Every January, you will receive a statement that shows the tax status of distributions you received for the previous year. Distributions declared in December but paid in January are taxable as if they were paid in December.

When you sell your shares of a fund, you may have a capital gain or loss. For tax purposes, an exchange of your fund shares for shares of a different Franklin Templeton Fund is the same as a sale. The individual tax rate on any gain from the sale or exchange of your shares depends on how long you have held your shares.

Exempt-interest dividends are taken into account when determining the taxable portion of your social security or railroad retirement benefits. A fund also may invest a portion of its assets in private activity bonds. The income from these bonds is a preference item when determining your alternative minimum tax.

Exempt-interest dividends from interest earned on municipal securities of a state, or its political subdivisions, generally are exempt from that state's personal income tax. Most states, however, do not grant tax-free treatment to interest from municipal securities of other states.

Distributions of ordinary income and capital gains, and gains from the sale or exchange of your fund shares generally will be subject to state and local income tax. Non-U.S. investors may be subject to U.S. withholding and estate tax. You should consult your tax advisor about the federal, state, local or foreign tax consequences of your investment in a fund. If you are a resident of Puerto Rico, you should consult with your tax advisor before investing in any of the funds.

YEAR 2000 PROBLEM The fund's business operations depend on a worldwide network of computer systems that contain date fields, including securities trading systems, securities transfer agent operations and stock market links. Many of the systems currently use a two digit date field to represent the date, and unless these systems are changed or modified, they may not be able to distinguish the Year 1900 from the Year 2000 (commonly referred to as the Year 2000 problem). In addition, the fact that the Year 2000 is a leap year may create difficulties for some systems.

When the Year 2000 arrives, the fund's operations could be adversely affected if the computer systems used by the manager, its service providers and other third parties it does business with are not Year 2000 ready. For example, the fund's portfolio and operational areas could be impacted, including securities trade processing, interest and dividend payments, securities pricing, shareholder account services, reporting, custody functions and others.

The fund's manager and its affiliated service providers are making a concerted effort to take steps they believe are reasonably designed to address their Year 2000 problems. Of course, the fund's ability to reduce the effects of the Year 2000 problem is also very much dependent upon the efforts of third parties over which the fund and its manager may have no control.

[Insert graphic of a dollar bill] Financial Highlights

This table presents the fund's financial performance for the past five years. This information has been audited by PricewaterhouseCoopers LLP.

ARIZONA FUND
CLASS A                                    YEAR ENDED FEBRUARY 28,
--------------------------------------------------------------------------------
                               1999      1998      1997      1996 1     1995
--------------------------------------------------------------------------------
PER SHARE DATA ($)
Net asset value,               11.44     11.24     11.34     11.11      11.58
beginning of year
                              --------------------------------------------------
  Net investment income          .59       .61       .62       .64        .65
  Net realized and
unrealized                      (.01)      .29      (.04)      .36       (.48)
  gains (losses)
                              --------------------------------------------------
Total from investment
operations                       .58       .90       .58      1.00        .17
                              --------------------------------------------------
  Dividends from net
  investment income             (.59) 2   (.61)     (.63)     (.65)      (.64)
  In excess of net
investment                        --      (.01)       --        --         --
  income
  Distributions from net
  realized gains                (.05)     (.08)     (.05)     (.12)        --
                              --------------------------------------------------
Total distributions             (.64)     (.70)     (.68)     (.77)      (.64)
                              --------------------------------------------------
Net asset value, end of  year  11.38     11.44     11.24     11.34      11.11
                              ==================================================
Total return (%) 1              5.17      8.23      5.33      9.24       1.63

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year
($ x 1,000)                    861,020   810,250   752,335   750,797   720,801
Ratios to average net
assets: (%)
  Expenses                       .63       .63       .62       .62        .60
  Net investment income         5.11      5.40      5.59      5.67       5.86
Portfolio turnover rate (%)    14.11     20.02     16.57     25.12      18.65



CLASS C
---------------------------------------------------------------------
PER SHARE DATA ($)
Net asset value,
beginning of year             11.51    11.30   11.38   11.15
                            ---------------------------------
  Net investment income         .52      .56     .57     .49
  Net realized and
unrealized                     (.01)     .29    (.03)    .34
  gains (losses)
                            ---------------------------------
Total from investment
operations                      .51      .85     .54     .83
                            ---------------------------------
  Dividends from net
  investment income            (.52) 2  (.56)   (.57)   (.48)
  Distributions from net
  realized gains               (.05)    (.08)   (.05)   (.12)
                            ---------------------------------
Total distributions            (.57)    (.64)   (.62)   (.60)
                            ---------------------------------
Net asset value, end of       11.45    11.51   11.30   11.38
year
                            ---------------------------------

Total return (%) 3             4.54     7.67    4.89    7.60

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year
($ x 1,000)                   23,871   14,537   5,486   1,892
Ratios to average net
assets: (%)
  Expenses                     1.19     1.19    1.19    1.20 4
  Net investment income        4.55     4.82    5.01    5.05 4
Portfolio turnover rate (%)   14.11    20.02   16.57   25.12

1. For the period May 1, 1995 (effective date) to February 29, 1996 for Class C.
2. Includes distributions in excess of net investment income in the amount of $.002 and $.001 for Class A and C, respectively.
3. Total return does not include sales charges, and is not annualized.
4. Annualized



COLORADO FUND
CLASS A                                YEAR ENDED FEBRUARY 28,
-----------------------------------------------------------------------
                               1999     1998    1997   1996 1    1995
-----------------------------------------------------------------------
PER SHARE DATA ($)
Net asset value,
beginning of year             12.11    11.80   11.84   11.38   11.94
                            -----------------------------------------
  Net investment income         .60      .63     .66     .67     .67
  Net realized and
unrealized                      .02      .39    (.04)    .45    (.57)
  gains (losses)
                            -----------------------------------------
Total from investment           .62     1.02     .62    1.12     .10
operations
                            -----------------------------------------
  Dividends from net           (.60)    (.64)   (.66)   (.66)   (.66)
  investment income
  Distributions from net       (.08)    (.07)      --      --      --
  realized gains
                            -----------------------------------------
Total distributions            (.68)    (.71)   (.66)   (.66)   (.66)
                            -----------------------------------------
Net asset value, end of       12.05    12.11   11.80   11.84   11.38
year
                            -----------------------------------------

Total return (%)2              5.24     8.86    5.44   10.12    1.05

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year
($ x 1,000)                  301,381  266,599  236,609  215,609  194,564
Ratios to average net
assets: (%)
  Expenses                      .70      .71     .71     .71     .70
  Net investment income        4.93     5.28    5.59    5.73    5.94
Portfolio turnover rate (%)   12.60    22.97   14.13   17.58   28.83



CLASS C
---------------------------------------------------------------------
PER SHARE DATA ($)
Net asset value,
beginning of year             12.17    11.84   11.87   11.40
                            ---------------------------------
  Net investment income         .54      .57     .59     .50
  Net realized and
unrealized                      .02      .40    (.02)    .46
  gains (losses)
                            ---------------------------------
Total from investment
operations                      .56      .97     .57     .96
                            ---------------------------------
  Dividends from net
  investment income            (.54)    (.57)   (.60)   (.49)
  Distributions from net
  realized gains               (.08)    (.07)     --      --
                            ---------------------------------
Total distributions            (.62)    (.64)   (.60)   (.49)
                            ---------------------------------
Net asset value, end of       12.11    12.17   11.84   11.87
year
                            ---------------------------------

Total return (%) 2             4.63     8.39    4.93    8.57

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year
($ x 1,000)                   21,899   10,855   5,654   1,656
Ratios to average net
assets: (%)
  Expenses                     1.26     1.27    1.28    1.29 3
  Net investment income        4.38     4.72    4.99    5.12 3
Portfolio turnover rate (%)   12.60    22.97   14.13   17.58

1. For the period May 1, 1995 (effective date) to February 29, 1996 for Class C.
2. Total return does not include sales charges, and is not annualized.
3. Annualized Total return does not include sales charges.



CONNECTICUT FUND
CLASS A                               YEAR ENDED FEBRUARY 28,
---------------------------------------------------------------------
                               1999     1998    1997   1996 1   1995
---------------------------------------------------------------------
PER SHARE DATA ($)
Net asset value,
beginning of year             11.23    10.92   10.96   10.64   11.23
                            -----------------------------------------
  Net investment income         .58      .60     .61     .62     .62
  Net realized and
unrealized                      .04      .32    (.02)    .32    (.60)
  gains (losses)
                            -----------------------------------------
Total from investment
operations                      .62      .92     .59     .94     .02
                            -----------------------------------------
  Dividends from net
  investment income            (.58) 2  (.60)   (.63)   (.62)   (.61)
  In excess of net
investment                       --     (.01)     --      --      --
  income
                            -----------------------------------------
Total distributions            (.58)    (.61)   (.63)   (.62)   (.61)
                            -----------------------------------------
Net asset value, end of       11.27    11.23   10.92   10.96   10.64
year
                            -----------------------------------------

Total return (%) 3             5.62     8.62    5.52    9.04     .37

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year
($ x 1,000)                   245,016  203,643   183,649 167,045  155,623
Ratios to average net
assets: (%)
  Expenses                      .72      .73     .72     .73     .71
  Expenses excluding
  waiver and payments by
  affiliate
  Net investment income        5.08     5.41    5.62    5.70    5.83
Portfolio turnover rate (%)    5.87    18.54   14.53    3.88   75.72



CLASS C
---------------------------------------------------------------------
PER SHARE DATA ($)
Net asset value,
beginning of year             11.26    10.94   10.97   10.65
                            ---------------------------------
  Net investment income         .52      .55     .60     .47
  Net realized and
unrealized                      .03      .31    (.07)    .31
  gains (losses)
                            ---------------------------------
Total from investment
operations                      .55      .86     .53     .78
                            ---------------------------------
  Dividends from net
  investment income            (.51) 2  (.54)   (.56)   (.46)
                            ---------------------------------
Total distributions            (.51)    (.54)   (.56)   (.46)
                            ---------------------------------
Net asset value, end of       11.30    11.26   10.94   10.97
year
                            ---------------------------------

Total return (%) 3             5.02     8.08    5.03    7.45

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year
($ x 1,000)                   23,443    8,636   4,149   1,656
Ratios to average net
assets: (%)
  Expenses                     1.28     1.29    1.29    1.30 4
  Net investment income        4.53     4.85    5.01    5.12 4
Portfolio turnover rate (%)    5.87    18.54   14.53    3.88

1. For the period May 1, 1995 (effective date) to February 29, 1996 for Class C.
2. Includes distributions in excess of net investment income in the amount of $.002.
3. Total return does not include sales charges, and is not annualized.
4. Annualized



FEDERAL INTERMEDIATE FUND
CLASS A                                YEAR ENDED FEBRUARY 28,
---------------------------------------------------------------------
                               1999     1998    1997   1996 1   1995
---------------------------------------------------------------------
PER SHARE DATA ($)
Net asset value,
beginning of year             11.25    10.94   10.95   10.48   10.80
                            -----------------------------------------
  Net investment income         .51      .53     .55     .55     .54
  Net realized and
unrealized                      .06      .33    (.01)    .47    (.33)
  gains (losses)
                            -----------------------------------------
Total from investment
operations                      .57      .86     .54    1.02     .21
                            -----------------------------------------
  Dividends from net
  investment income            (.52)    (.55)   (.55)   (.55)   (.53)
                            -----------------------------------------
Total distributions            (.52)    (.55)   (.55)   (.55)   (.53)
                            -----------------------------------------
Net asset value, end of       11.30    11.25   10.94   10.95   10.48
year
                            -----------------------------------------

Total return (%) 2             5.17     8.02    5.12    9.93    (.20)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year
($ x 1,000)                   195,598  139,545   104,715  85,967  73,977
Ratios to average net
assets: (%)
  Expenses                      .75      .75     .68     .65     .56
  Expenses excluding
  waiver and payments by        .78      .82     .84     .85     .84
  affiliate
  Net investment income        4.53     4.83    5.16    5.12    5.25
Portfolio turnover rate (%)   16.57    23.32   22.54    3.35   38.46



HIGH YIELD FUND
CLASS A                                YEAR ENDED FEBRUARY 28,
---------------------------------------------------------------------
                              19991     1998    1997   1996 2    1995
---------------------------------------------------------------------
PER SHARE DATA ($)
Net asset value,
beginning of year             11.68    11.21   11.19   10.74   11.25
                            -----------------------------------------
  Net investment income         .66      .69     .71     .74     .74
  Net realized and
unrealized                     (.18)     .47     .04     .45    (.51)
  gains (losses)
                            -----------------------------------------
Total from investment
operations                      .48     1.16     .75    1.19     .23
                            -----------------------------------------
  Dividends from net
  Investment income            (.65)    (.68)   (.73) 3 (.74)   (.74)
  In excess of net
investment                       --     (.01)     --      --      --
  income
  Distributions from net
  realized gains               (.02)      --      --      --      --
                            -----------------------------------------
Total distributions            (.67)    (.69)   (.73)   (.74)   (.74)
                            -----------------------------------------
Net asset value, end of       11.49    11.68   11.21   11.19   10.74
year
                            -----------------------------------------

Total return (%) 4             4.21    10.64    7.01   11.35    2.28

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year
($ x 1 million)                5,988    5,743   4,505   3,787   3,287
Ratios to average net
assets: (%)
  Expenses                      .62      .61     .62     .61     .60
  Net investment income        5.64     5.98    6.41    6.68    6.92
Portfolio turnover rate (%)   18.55    15.84    6.98    9.23   15.89



CLASS B
---------------------------------------------------------------------
PER SHARE DATA ($)
Net asset value,
Beginning of period           11.51
                            --------
  Net investment income         .11
  Dividends from net
  investment income            (.10)
                            --------
Net asset value, end of
period                        11.52
                            --------

Total return (%) 4              .96

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year
($ x 1,000)                  15,487
Ratios to average net
assets: (%)
  Expenses                    1.185
  Net investment income       5.065
Portfolio turnover rate (%)   18.55



CLASS C
-------------------------------------------------------------
PER SHARE DATA ($)
Net asset value,
beginning of year             11.75    11.26   11.24   10.81
                            ---------------------------------
  Net investment income         .60      .63     .66     .56
  Net realized and
unrealized                     (.18)     .48     .03     .42
  gains (losses)
                            ---------------------------------
Total from investment
operations                      .42     1.11     .69     .98
                            ---------------------------------
  Dividends from net
  investment income            (.59)    (.62)   (.67) 2 (.55)
  Distributions from net
  realized gains               (.02)      --      --      --
                            ---------------------------------
Total distributions            (.61)    (.62)   (.67)   (.55)
                            ---------------------------------
Net asset value, end of       11.56    11.75   11.26   11.24
year
                            ---------------------------------

Total return (%) 4             3.69    10.15    6.36    9.27

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year
($ x 1,000)                  631,974   423,264  194,400  48,163
Ratios to average net
assets: (%)
  Expenses                     1.18     1.18    1.18   1.185
  Net investment income        5.07     5.38    5.78   6.075
Portfolio turnover rate (%)   18.55    15.84    6.98    9.23

1. For the Period January 1, 1999 (effective date) to February 28, 1999 for Class B.
2. For the period May 1, 1995 (effective date) to February 29, 1996 for Class C.
3. Includes distributions in excess of net investment income in the amount of $.008.
4. Total return does not include sales charges, and is not annualized.
5. Annualized



INDIANA FUND
CLASS A                                YEAR ENDED FEBRUARY 28,
---------------------------------------------------------------------
                               1999     1998    1997   1996 1    1995
---------------------------------------------------------------------
PER SHARE DATA ($)
Net asset value,
beginning of year             12.07    11.77   11.76   11.40   12.01
                            -----------------------------------------
  Net investment income         .62      .65     .66     .67     .66
  Net realized and
unrealized                       --      .32     .01     .35    (.61)
  gains (losses)
                            -----------------------------------------
Total from investment
operations                      .62      .97     .67    1.02     .05
                            -----------------------------------------
  Dividends from net
  investment income            (.63)    (.65)   (.66)   (.66)   (.66)
  Distributions from net
  realized gains               (.03)    (.02)      --      --     --
                            -----------------------------------------
Total distributions            (.66)    (.67)   (.66)   (.66)   (.66)
                            -----------------------------------------
Net asset value, end of       12.03    12.07   11.77   11.76   11.40
year
                            -----------------------------------------

Total return (%) 2             5.25     8.52    5.91    9.20     .58

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year
($ x 1,000)                   59,014   54,643  51,137   48,949  46,583
Ratios to average net
assets: (%)
  Expenses                      .82      .82     .82     .80     .81
  Net investment income        5.12     5.45    5.69    5.80    5.84
Portfolio turnover rate (%)   18.79    24.08   23.54   10.56   26.49

1. For the period May 1, 1995 (effective date) to February 29, 1996 for Class C.
2. Total return does not include sales charges, and is not annualized.



MICHIGAN FUND
CLASS A                      YEAR ENDED FEBRUARY 28,
-----------------------------------------------------
                              1999     1998   1997 1
-----------------------------------------------------
Per share data ($)
Net asset value,
beginning of year             11.02    10.42   10.00
                            -------------------------
  Net investment income         .54      .51     .30
  Net realized and
unrealized                      .12      .67     .32
  gains
                            -------------------------
Total from investment
operations                      .66     1.18     .62
                            -------------------------
  Dividends from net
  investment income            (.57)    (.58)   (.20)
  In excess of net
investment                     (.02)      --      --
  income
                            -------------------------
  Distributions from net
  realized gains               (.02)       --      --
                            -------------------------
Total distributions            (.59)    (.58)   (.20)
                            -------------------------
Net asset value, end of       11.09    11.02   10.42
year
                            -------------------------

Total return (%)2              6.15    11.62    6.17

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year
($ x 1,000)                   17,117    9,268   3,884
Ratios to average net
assets: (%)
  Expenses                      .25      .25    .343
  Expenses excluding
  waiver and payments by        .94     1.01   1.213
  affiliate
  Net investment income        5.03     5.39   4.903
Portfolio turnover rate (%)   16.00    51.81   42.83

1. For the period July, 1 1996 (effective date) to February 28, 1997.
2. Total return does not include sales charges, and is not annualized.
3.    Annualized



NEW JERSEY FUND
CLASS A                                YEAR ENDED FEBRUARY 28,
---------------------------------------------------------------------
                               1999     1998    1997   1996 1    1995
---------------------------------------------------------------------
PER SHARE DATA ($)
Net asset value,
beginning of year             11.92    11.61   11.68   11.28   11.82
                            -----------------------------------------
  Net investment income         .61      .63     .64     .65     .66
  Net realized and
unrealized                      .05      .32   (.06)     .39    (.55)
  gains (losses)
                            -----------------------------------------
Total from investment
operations                      .66      .95     .58    1.04     .11
                            -----------------------------------------
  Dividends from net
  investment income            (.62)    (.64)   (.65)   (.64)   (.65)
                            -----------------------------------------
Total distributions            (.62)    (.64)   (.65)   (.64)   (.65)
                            -----------------------------------------
Net asset value, end of       11.96    11.92   11.61   11.68   11.28
year
                            -----------------------------------------

Total return (%) 2             5.63     8.37    5.13    9.43    1.12

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year
($ x 1,000)                  681,818  636,929  574,691  564,864  533,973
Ratios to average net
assets: (%)
  Expenses                      .65      .66     .64     .65     .63
  Net investment income        5.06     5.34    5.58    5.65    5.86
Portfolio turnover rate (%)    5.43    12.77    8.87   12.04   31.05



CLASS C
-----------------------------------------------------------------------
PER SHARE DATA ($)
Net asset value,
Beginning of year             11.98    11.66   11.72   11.30
                            ---------------------------------
  Net investment income         .54      .56     .57     .49
  Net realized and
unrealized                      .06      .33    (.05)    .40
  gains (losses)
                            ---------------------------------
Total from investment
operations                      .60      .89     .52     .89
                            ---------------------------------
  Dividends from net
  investment income            (.55)    (.57)   (.58)   (.47)
                            ---------------------------------
Total distributions            (.55)    (.57)   (.58)   (.47)
                            ---------------------------------
Net asset value, end of       12.03    11.98   11.66   11.72
year
                            ---------------------------------

Total return (%)2              5.09     7.84    4.57    8.02

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year
($ x 1,000)                   48,715   28,139  13,095   4,542
Ratios to average net
assets: (%)
  Expenses                     1.21     1.21    1.21   1.233
  Net investment income        4.50     4.77    5.01   5.153
Portfolio turnover rate (%)    5.43    12.77    8.87   12.04

1. For the period May 1, 1995 (effective date) to February 29, 1996 for Class C.
2. Total return does not include sales charges, and is not annualized.
3. Annualized



OREGON FUND
CLASS A                                YEAR ENDED FEBRUARY 28,
---------------------------------------------------------------------
                               1999     1998    1997   1996 1    1995
---------------------------------------------------------------------
PER SHARE DATA ($)
Net asset value,
beginning of year             11.86    11.55   11.60   11.22   11.70
                            -----------------------------------------
  Net investment income         .59      .62     .63     .63     .63
  Net realized and
unrealized                     (.01)     .31    (.05)    .38    (.49)
  gains (losses)
                            -----------------------------------------
Total from investment
operations                      .58      .93     .58    1.01     .14
                            -----------------------------------------
  Dividends from net
  investment income            (.61)    (.62)   (.63)   (.63)   (.62)
                            -----------------------------------------
Total distributions            (.61)    (.62)   (.63)   (.63)   (.62)
                            -----------------------------------------
Net asset value, end of       11.83    11.86   11.55   11.60   11.22
year
                            -----------------------------------------

Total return (%) 2             5.12     8.21    5.13    9.19    1.36

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year
($ x 1,000)                   483,664  427,022  384,003  375,415  349,458
Ratios to average net
assets: (%)
  Expenses                      .67      .67     .66     .66     .65
  Net investment income        5.00     5.33    5.52    5.51    5.71
Portfolio turnover rate (%)   10.65    12.18    4.47    6.52   26.44



CLASS C
---------------------------------------------------------------------
PER SHARE DATA ($)
Net asset value,
beginning of year             11.92    11.61   11.65   11.23
                            ---------------------------------
  Net investment income         .53      .56     .56     .47
  Net realized and
unrealized                       --      .31   (.04)     .41
  gains (losses)
                            ---------------------------------
Total from investment
operations                      .53      .87     .52     .88
                            ---------------------------------
  Dividends from net
  investment income            (.55)    (.56)   (.56)   (.46)
                            ---------------------------------
Total distributions            (.55)    (.56)   (.56)   (.46)
                            ---------------------------------
Net asset value, end of       11.90    11.92   11.61   11.65
year
                            ---------------------------------

Total return (%) 2             4.59     7.66    4.59    7.99

Ratios/supplemental data
Net assets, end of year
($ x 1,000)                   32,962   15,946   7,100   2,044
Ratios to average net
assets: (%)
  Expenses                     1.23     1.22    1.23   1.243
  Net investment income        4.44     4.74    4.93   4.873
Portfolio turnover rate (%)   10.65    12.18    4.47    6.52

1. For the period May 1, 1995 (effective date) to February 29, 1996 for
   Class C.
2. Total return does not include sales charges, and is not annualized.
3. Annualized



PENNSYLVANIA FUND
CLASS A                                YEAR ENDED FEBRUARY 28,
---------------------------------------------------------------------
                               1999     1998    1997   1996 1   1995
---------------------------------------------------------------------
PER SHARE DATA ($)
Net asset value,
beginning of year             10.56    10.39   10.44   10.16   10.56
                            -----------------------------------------
  Net investment income         .55      .58     .60     .62     .62
  Net realized and
unrealized                     (.02)      .32   (.04)     .29   (.41)
  gains (losses)
                            -----------------------------------------
Total from investment
operations                      .53      .90     .56     .91     .21
                            -----------------------------------------
  Dividends from net
  investment income            (.55)    (.58)   (.61)   (.63)   (.61)
  In excess of net
investment                     (.01)    (.01)      --      --      --
  Income
  Distributions from net
  realized gains               (.01)    (.14)      --      --      --
                            -----------------------------------------
Total distributions            (.57)    (.73)   (.61)   (.63)   (.61)
                            -----------------------------------------
Net asset value, end of       10.52    10.56   10.39   10.44   10.16
year
                            -----------------------------------------

Total return (%) 2             5.11     8.90    5.53    9.15    2.22

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year
($ x 1,000)                  758,942  713,141  658,339  639,847  587,366
Ratios to average net
Assets: (%)
  Expenses                      .65      .65     .64     .64     .63
  Net investment income        5.17     5.49    5.84    5.96    6.15
Portfolio turnover rate (%)   11.11    12.74   22.24    9.71   12.91



Class C
---------------------------------------------------------------------
PER SHARE DATA ($)
Net asset value,
Beginning of year             10.61    10.43   10.47   10.17
                            ---------------------------------
  Net investment income         .49      .52     .55     .47
  Net realized and
unrealized                     (.03)     .33    (.05)    .30
  Gains (losses)
                            ---------------------------------
Total from investment
operations                      .46      .85     .50     .77
                            ---------------------------------
  Dividends from net
  investment income            (.49) 3  (.53)   (.54)   (.47)
  Distributions from net
  realized gains               (.01)    (.14)      --     --
                            ---------------------------------
Total distributions            (.50)    (.67)   (.54)   (.47)
                            ---------------------------------
Net asset value, end of       10.57    10.61   10.43   10.47
year
                            ---------------------------------

Total return (%) 2             4.50     8.35    4.98    7.71

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year
($ x 1,000)                   41,917   25,899  11,935   3,110
Ratios to average net
assets: (%)
  Expenses                     1.21     1.21    1.21   1.224
  Net investment income        4.61     4.89    5.22   5.364
Portfolio turnover rate (%)   11.11    12.74   22.24    9.71

1. For the period May 1, 1995 (effective date) to February 29, 1996 for
   Class C.
2. Total return does not include sales charges, and is not annualized.
3. Includes distributions in excess of net investment income in the amount of $.004.
4. Annualized



PUERTO RICO FUND
CLASS A                                YEAR ENDED FEBRUARY 28,
---------------------------------------------------------------------
                               1999     1998    1997   1996 1   1995
---------------------------------------------------------------------
PER SHARE DATA ($)
Net asset value,
beginning of year             11.86    11.51   11.59   11.31   11.83
                            -----------------------------------------
  Net investment income         .60      .62     .65     .66     .67
  Net realized and
unrealized                      .06      .36     .02     .30    (.50)
  gains (losses)
                            -----------------------------------------
Total from investment
operations                      .66      .98     .67     .96     .17
                            -----------------------------------------
  Dividends from net
  investment income            (.60) 3  (.62)   (.65) 3 (.67) 2 (.69)
  Distributions from net
  realized gains               (.04)    (.01)   (.10)   (.01)     --
                            -----------------------------------------
Total distributions            (.64)    (.63)   (.75)   (.68)   (.69)
                            -----------------------------------------
Net asset value, end of       11.88    11.86   11.51   11.59   11.31
year
                            -----------------------------------------

Total return (%) 4             5.68     8.78    6.03    8.68    1.60

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year
($ x 1,000)                   218,753  210,325  192,525  190,577  176,888
Ratios to average net
assets: (%)
  Expenses                      .74      .75     .73     .74     .73
  Net investment income        4.98     5.35    5.62    5.71    5.95
Portfolio turnover rate (%)   20.19     7.94   21.09   27.99   18.30



Class C
---------------------------------------------------------------------
PER SHARE DATA ($)
Net asset value,
beginning of year             11.87    11.53   11.62   11.32
                            ---------------------------------
  Net investment income         .53      .56     .58     .50
  Net realized and
unrealized                      .06      .34     .02     .30
  gains
                            ---------------------------------
Total from investment
operations                      .59      .90     .60     .80
                            ---------------------------------
  Dividends from net
  investment income            (.53) 5  (.55)   (.59)   (.49)
  Distributions from net
  realized gains               (.04)    (.01)   (.10)   (.01)
                            ---------------------------------
Total distributions            (.57)    (.56)   (.69)   (.50)
                            ---------------------------------
Net asset value, end of       11.89    11.87   11.53   11.62
year
                            ---------------------------------

Total return (%) 5             5.09   8.07      5.33    7.21

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year
($ x 1,000)                    7,050    3,615   1,679     533
Ratios to average net
assets: (%)
  Expenses                     1.30     1.31    1.30   1.326
  Net investment income        4.43     4.78    5.04   5.166
Portfolio turnover rate (%)   20.19     7.94   21.09   27.99

1. For the period May 1, 1995 (effective date) to February 29, 1996 for
   Class C.
2. Includes distributions in excess of net investment income in the amount of $.001.
3. Includes distributions in excess of net investment income in the amount of $.006.
4. Total return does not include sales charges, and is not annualized.
5. Includes distributions in excess of net investment income in the amount of $.004.
6. Annualized

YOUR ACCOUNT

[Insert graphic of pencil marking an "X"] CHOOSING A SHARE CLASS

Each class has its own sales charge and expense structure, allowing you to choose the class that best meets your situation. Your investment representative can help you decide.

                      CLASS B
CLASS A               (HIGH YIELD FUND)    CLASS C
---------------------------------------------------------------
o  Initial sales      o  No initial        o  Initial
   charge of 4.25%       sales charge         sales charge of
   or less                                    1%

o  Deferred sales     o  Deferred          o  Deferred
   charge of 1% on       sales charge of      sales charge of
   purchases of $1       4% or less on        1% on shares
   million or more       shares you sell      you sell within
   sold within 12        within six years     18 months
   months
o  Lower annual       o  Higher annual     o  Higher
   expenses than         expenses than        annual expenses
   Class B or C due      Class A (same as     than Class A
   to lower              Class C) due to      (same as Class
   distribution fees     higher               B) due to
                         distribution         higher
                         fees. Automatic      distribution
                         conversion to        fees. No
                         Class A shares       conversion to
                         after eight          Class A shares,
                         years, reducing      so annual
                         future annual        expenses do not
                         expenses.            decrease.

   BEFORE JANUARY 1, 1999, CLASS A SHARES WERE DESIGNATED CLASS I AND CLASS C SHARES WERE DESIGNATED CLASS II. THE FUND BEGAN OFFERING CLASS B SHARES ON
                                JANUARY 1, 1999.

SALES CHARGES - CLASS A (FOR ALL FUNDS EXCEPT FEDERAL INTERMEDIATE)
                              THE SALES CHARGE
                              MAKES UP THIS %    WHICH EQUALS THIS
WHEN YOU INVEST THIS AMOUNT   OF THE OFFERING      % OF YOUR NET
                                   PRICE            INVESTMENT
--------------------------------------------------------------------
Under $100,000                      4.25               4.44
$100,000 but under $250,000         3.50               3.63
$250,000 but under $500,000         2.50               2.56
$500,000 but under $1               2.00               2.04
million

FEDERAL INTERMEDIATE FUND
                              THE SALES CHARGE
                              MAKES UP THIS %    WHICH EQUALS THIS
WHEN YOU INVEST THIS AMOUNT   OF THE OFFERING      % OF YOUR NET
                                   PRICE            INVESTMENT
--------------------------------------------------------------------
Under $100,000                      2.25               2.30
$100,000 but under $250,000         1.75               1.78
$250,000 but under $500,000         1.25               1.26
$500,000 but under $1               1.00               1.01
million

INVESTMENTS OF $1 MILLION OR MORE If you invest $1 million or more, either as a lump sum or through our cumulative quantity discount or letter of intent programs (see page [#]), you can buy Class A shares without an initial sales charge. However, there is a 1% contingent deferred sales charge (CDSC) on any shares you sell within 12 months of purchase. The way we calculate the CDSC is the same for each class (please see page [#]).

DISTRIBUTION AND SERVICE (12B-1) FEES Class A of the Michigan Fund and Class A of the remaining funds has a distribution plan, sometimes known as a Rule 12b-1 plan, that allows the fund to pay distribution fees of up to 0.15% and 10%, respectively, per year to those who sell and distribute Class A shares and provide other services to shareholders. Because these fees are paid out of Class A's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

SALES CHARGES - CLASS B (HIGH YIELD FUND ONLY)

IF YOU SELL YOUR SHARES
WITHIN THIS MANY YEARS AFTER    THIS % IS DEDUCTED
BUYING THEM                     FROM YOUR PROCEEDS
                                AS A CDSC
------------------------------------------------------
1 Year                                 4
2 Years                                4
3 Years                                3
4 Years                                3
5 Years                                2
6 Years                                1
7 Years                                0

With Class B shares of the High Yield Fund, there is no initial sales charge. However, there is a CDSC if you sell your shares within six years, as described in the table above. The way we calculate the CDSC is the same for each class (please see page [#]). After 8 years, your Class B shares automatically convert to Class A shares, lowering your annual expenses from that time on.

MAXIMUM PURCHASE AMOUNT The maximum amount you may invest in Class B shares at one time is $249,999. We place any investment of $250,000 or more in Class A shares, since a reduced initial sales charge is available and Class A's annual expenses are lower.

DISTRIBUTION AND SERVICE (12B-1) FEES The Class B for the High Yield Fund has a distribution plan, sometimes known as a Rule 12b-1 plan, that allows the fund to pay distribution and other fees of up to 0.65% per year for the sale of Class B shares and for services provided to shareholders. Because these fees are paid out of the Class B's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

SALES CHARGES - CLASS C

                             THE SALES CHARGE
                             MAKES UP THIS %    WHICH EQUALS THIS
WHEN YOU INVEST THIS AMOUNT  OF THE OFFERING    % OF YOUR NET
                             PRICE              INVESTMENT
--------------------------------------------------------------------
Under $1 million             1.00               1.01

We place any investment of $1 million or more in Class A shares, since there is no initial sales charge and Class A's annual expenses are lower.

CDSC There is a 1% contingent deferred sales charge (CDSC) on any Class C shares you sell within 18 months of purchase. The way we calculate the CDSC is the same for each class (please see below).

DISTRIBUTION AND SERVICE (12B-1) FEES Class C has a distribution plan, sometimes known as a Rule 12b-1 plan, that allows the fund to pay distribution and other fees of up to 0.65% per year for the sale of Class C shares and for services provided to shareholders. Because these fees are paid out of Class C's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

CONTINGENT DEFERRED SALES CHARGE (CDSC) - CLASS A, B & C

The CDSC for each class is based on the current value of the shares being sold or their net asset value when purchased, whichever is less. There is no CDSC on shares you acquire by reinvesting your dividends or capital gains distributions.

[Begin callout]
The HOLDING PERIOD FOR THE CDSC begins on the day you buy your shares. Your shares will age one month on that same date the next month and each following month.

For example, if you buy shares on the 18th of the month, they will age one month on the 18th day of the next month and each following month.
[End callout]

To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC. If there are not enough of these to meet your request, we will sell the shares in the order they were purchased. We will use this same method if you exchange your shares into another Franklin Templeton Fund (please see page [#] for exchange information).

SALES CHARGE REDUCTIONS AND WAIVERS

If you qualify for any of the sales charge reductions or waivers below, please let us know at the time you make your investment to help ensure you receive the lower sales charge.

QUANTITY DISCOUNTS We offer several ways for you to combine your purchases in the Franklin Templeton Funds to take advantage of the lower sales charges for large purchases of Class A shares.

[Begin callout]
The FRANKLIN TEMPLETON FUNDS include all of the Franklin Templeton U.S. registered mutual funds, except Franklin Valuemark Funds, Templeton Capital Accumulator Fund, Inc., and Templeton Variable Products Series Fund.
[End callout]

o CUMULATIVE QUANTITY DISCOUNT - lets you combine all of your shares in the Franklin Templeton Funds for purposes of calculating the sales charge. You also may combine the shares of your spouse, and your children or grandchildren, if they are under the age of 21. Certain company and retirement plan accounts also may be included.

o LETTER OF INTENT (LOI) - expresses your intent to buy a stated dollar amount of shares over a 13-month period and lets you receive the same sales charge as if all shares had been purchased at one time. We will reserve a portion of your shares to cover any additional sales charge that may apply if you do not buy the amount stated in your LOI.

     TO SIGN UP FOR THESE PROGRAMS, COMPLETE THE APPROPRIATE SECTION OF YOUR
                              ACCOUNT APPLICATION.

REINSTATEMENT PRIVILEGE If you sell shares of a Franklin Templeton Fund, you may reinvest some or all of the proceeds within 365 days without an initial sales charge. The proceeds must be reinvested within the same share class, except proceeds from the sale of Class B shares will be reinvested in Class A shares.

If you paid a CDSC when you sold your Class A or C shares, we will credit your account with the amount of the CDSC paid but a new CDSC will apply. For Class B shares reinvested in Class A, a new CDSC will not apply, although your account will not be credited with the amount of any CDSC paid when you sold your Class B shares.

Proceeds immediately placed in a Franklin Bank Certificate of Deposit (CD) also may be reinvested without an initial sales charge if you reinvest them within 365 days from the date the CD matures, including any rollover.

This privilege does not apply to shares you buy and sell under our exchange program. Shares purchased with the proceeds from a money fund may be subject to a sales charge.

SALES CHARGE WAIVERS Class A shares may be purchased without an initial sales charge or CDSC by various individuals and institutions or by investors who reinvest certain distributions and proceeds within 365 days. The CDSC for each class also may be waived for certain redemptions and distributions. If you would like information about available sales charge waivers, call your investment representative or call Shareholder Services at 1-800/632-2301. A list of available sales charge waivers also may be found in the Statement of Additional Information (SAI).

GROUP INVESTMENT PROGRAM Allows established groups of 11 or more investors to invest as a group. For sales charge purposes, the group's investments are added together. There are certain other requirements and the group must have a purpose other than buying fund shares at a discount.

[Insert graphic of a paper with lines
and someone writing] BUYING SHARES

MINIMUM INVESTMENTS
----------------------------------------------------------------
                                        INITIAL      ADDITIONAL
----------------------------------------------------------------
Regular accounts                        $1,000       $50
----------------------------------------------------------------
UGMA/UTMA accounts                      $100         $50
----------------------------------------------------------------
Broker-dealer sponsored wrap account
programs                                $250         $50
----------------------------------------------------------------
Full-time employees, officers,
trustees and directors of Franklin
Templeton entities, and their
immediate family members                $100         $50
----------------------------------------------------------------

ACCOUNT APPLICATION If you are opening a new account, please complete and sign the enclosed account application. Make sure you indicate the share class you have chosen. If you do not indicate a class, we will place your purchase in Class A shares. To save time, you can sign up now for services you may want on your account by completing the appropriate sections of the application (see the next page).

BUYING SHARES
----------------------------------------------------------------------
                   OPENING AN ACCOUNT        ADDING TO AN ACCOUNT
----------------------------------------------------------------------
[Insert graphic
of hands shaking]
                   Contact your investment   Contact your investment
THROUGH YOUR       representative            representative
INVESTMENT
REPRESENTATIVE
----------------------------------------------------------------------
                   Make your check payable   Make your check payable
[Insert graphic    to the fund.              to the fund. Include
of envelope]                                 your account number on
                   Mail the check and your   the check.
BY MAIL            signed application to
                   Investor Services.        Fill out the deposit
                                             slip from your account
                                             statement. If you do
                                             not have a slip,
                                             include a note with
                                             your name, the fund
                                             name, and your  account
                                             number.

                                             Mail the check and
                                             deposit slip or note to
                                             Investor Services.
----------------------------------------------------------------------
[Insert graphic    Call  to receive a wire   Call to receive a wire
of three           control number and wire   control number and wire
lightning bolts]   instructions.             instructions.

                   Wire the funds and mail   To make a same day wire
                   your signed application   investment, please call
BY WIRE            to Investor Services.     us by 1:00 p.m. pacific
                   Please include the wire   time and make sure your
1-800/632-2301     control number or your    wire arrives by 3:00
(or                new account number on     p.m.
1-650/312-2000     the application.
collect)
                   To make a same day wire
                   investment, please call
                   us by 1:00 p.m. pacific
                   time and make sure your
                   wire arrives by 3:00
                   p.m.
----------------------------------------------------------------------
[Insert graphic    Call Shareholder          Call Shareholder
of two arrows      Services at the number    Services at the number
pointing in        below, or send signed     below or our automated
opposite           written instructions.     TeleFACTS system, or
directions]        The TeleFACTS system      send signed written
                   cannot be used to open a  instructions.
BY EXCHANGE        new account.

                   (Please see page # for    (Please see page # for
TeleFACTS(R)         information on            information on
1-800/247-1753     exchanges.)               exchanges.)
(around-the-clock
access)
----------------------------------------------------------------------

              FRANKLIN TEMPLETON INVESTOR SERVICES P.O. BOX 997151,
                            SACRAMENTO, CA 95899-9983
                         CALL TOLL-FREE: 1-800/632-2301
           (MONDAY THROUGH FRIDAY 5:30 A.M. TO 5:00 P.M., PACIFIC TIME
                 SATURDAY 6:30 A.M. TO 2:30 P.M., PACIFIC TIME)

[Insert graphic of person with a headset] INVESTOR SERVICES

AUTOMATIC INVESTMENT PLAN This plan offers a convenient way for you to invest in the fund by automatically transferring money from your checking or savings account each month to buy shares. The minimum investment to open an account with an automatic investment plan is $50. To sign up, complete the appropriate section of your account application.

AUTOMATIC PAYROLL DEDUCTION You may be able to invest automatically in Class A shares of the fund by transferring money from your paycheck to the fund by electronic funds transfer. If you are interested, indicate on your application that you would like to receive an Automatic Payroll Deduction Program kit.

DISTRIBUTION OPTIONS You may reinvest distributions you receive from the fund in an existing account in the same share class* of the fund or another Franklin Templeton Fund. Initial sales charges and CDSCs will not apply if you reinvest your distributions within 365 days. You can also have your distributions deposited in a bank account, or mailed by check. Deposits to a bank account may be made by electronic funds transfer.

Please indicate on your application the distribution option you have chosen, otherwise we will reinvest your distributions in the same share class of the fund.

*Class B and C shareholders may reinvest their distributions in Class A shares of any Franklin Templeton money fund.

TELEFACTS(R) Our TeleFACTS system offers around-the-clock access to information about your account or any Franklin Templeton Fund. This service is available from touch-tone phones at 1-800/247-1753. For a free TeleFACTS brochure, call 1-800/DIAL BEN.

TELEPHONE PRIVILEGES You will automatically receive telephone privileges when you open your account, allowing you and your investment representative to sell or exchange your shares and make certain other changes to your account by phone.

For accounts with more than one registered owner, telephone privileges also allow the fund to accept written instructions signed by only one owner for transactions and account changes that could otherwise be made by phone. For all other transactions and changes, all registered owners must sign the instructions.

As long as we take certain measures to verify telephone requests, we will not be responsible for any losses that may occur from unauthorized requests. Of course, you can decline telephone exchange or redemption privileges on your account application.

EXCHANGE PRIVILEGE You can exchange shares between most Franklin Templeton Funds within the same class*, generally without paying any additional sales charges. If you exchange shares held for less than six months, however, you may be charged the difference between the initial sales charge of the two funds if the difference is more than 0.25%. If you exchange shares from a money fund, a sales charge may apply no matter how long you have held the shares.

[Begin callout]
An EXCHANGE is really two transactions: a sale of one fund and the purchase of another. In general, the same policies that apply to purchases and sales apply to exchanges, including minimum investment amounts. Exchanges also have the same tax consequences as ordinary sales and purchases.
[End callout]

Generally exchanges may only be made between identically registered accounts, unless you send written instructions with a signature guarantee. Any CDSC will continue to be calculated from the date of your initial investment and will not be charged at the time of the exchange. The purchase price for determining a CDSC on exchanged shares will be the price you paid for the original shares. If you exchange shares subject to a CDSC into a Class A money fund, the time your shares are held in the money fund will not count towards the CDSC holding period.

If you exchange your Class B shares for the same class of shares of another Franklin Templeton Fund, the time your shares are held in that fund will count towards the eight year period for automatic conversion to Class A shares.

Frequent exchanges can interfere with fund management or operations and drive up costs for all shareholders. To protect shareholders, there are limits on the number and amount of exchanges you may make (please see "Market Timers" on page [#]).

*Certain Class Z shareholders of Franklin Mutual Series Fund Inc. may exchange into Class A without any sales charge. Advisor Class shareholders of another Franklin Templeton Fund also may exchange into Class A without any sales charge. Advisor Class shareholders who exchange their shares for Class A shares and later decide they would like to exchange into another fund that offers Advisor Class may do so.

SYSTEMATIC WITHDRAWAL PLAN This plan allows you to automatically sell your shares and receive regular payments from your account. A CDSC may apply to withdrawals that exceed certain amounts. Certain terms and minimums apply. To sign up, complete the appropriate section of your application.

[Insert graphic of a certificate] SELLING SHARES

You can sell your shares at any time.

SELLING SHARES IN WRITING Requests to sell $100,000 or less can generally be made over the phone or with a simple letter. Sometimes, however, to protect you and the fund we will need written instructions signed by all registered owners, with a signature guarantee for each owner, if:

[Begin callout]
A SIGNATURE GUARANTEE helps protect your account against fraud.
You can obtain a signature guarantee at most banks and securities dealers.

A notary public CANNOT provide a signature guarantee.
[End callout]

o     you are selling more than $100,000 worth of shares
o     you want your proceeds paid to someone who is not a registered owner
o you want to send your proceeds somewhere other than the address of record, or preauthorized bank or brokerage firm account

We also may require a signature guarantee on instructions we receive from an agent, not the registered owners, or when we believe it would protect the fund against potential claims based on the instructions received.

SELLING RECENTLY PURCHASED SHARES If you sell shares recently purchased with a check or draft, we may delay sending you the proceeds until your check or draft has cleared, which may take seven business days or more. A certified or cashier's check may clear in less time.

REDEMPTION PROCEEDS Your redemption check will be sent within seven days after we receive your request in proper form. We are not able to receive or pay out cash in the form of currency. Redemption proceeds may be delayed if we have not yet received your signed account application.

SELLING SHARES
---------------------------------------------------------------
                      TO SELL SOME OR ALL OF YOUR SHARES
---------------------------------------------------------------
[Insert graphic of
hands shaking]
                      Contact your investment representative
THROUGH YOUR
INVESTMENT
REPRESENTATIVE
---------------------------------------------------------------
[Insert graphic of    Send written instructions and endorsed
envelope]             share certificates (if you hold share
                      certificates) to Investor Services.
BY MAIL               Corporate, partnership or trust
                      accounts may need to send additional
                      documents.

                      Specify the fund, the account number
                      and the dollar value or number of
                      shares you wish to sell. If you own
                      both Class A and B shares, also specify
                      the class of shares, otherwise we will
                      sell your Class A shares first. Be sure
                      to include all necessary signatures and
                      any additional documents, as well as
                      signature guarantees if required.

                      A check will be mailed to the name(s)
                      and address on the account, or
                      otherwise according to your written
                      instructions.
---------------------------------------------------------------
[Insert graphic of    As long as your transaction is for
phone]                $100,000 or less, you do not hold share
                      certificates and you have not changed
BY PHONE              your address by phone within the last
                      15 days, you can sell your shares by
1-800/632-2301        phone.

                      A check will be mailed to the name(s)
                      and address on the account. Written
                      instructions, with a signature
                      guarantee, are required to send the
                      check to another address or to make it
                      payable to another person.
---------------------------------------------------------------
[Insert graphic of    You can call or write to have
three lightning       redemption proceeds of $1,000 or more
bolts]                wired to a bank or escrow account. See
                      the policies above for selling shares
                      by mail or phone.

                      Before requesting a bank wire, please
BY WIRE make sure we have your bank account information on file. If we do not have this information, you will need to send written instructions with your bank's name and address, your bank account number, the ABA routing number, and a signature guarantee.

                      Requests received in proper form by
                      1:00 p.m. pacific time will be wired
                      the next business day.
---------------------------------------------------------------
[Insert graphic of    Obtain a current prospectus for the
two arrows pointing   fund you are considering.
in opposite
directions]           Call Shareholder Services at the number
                      below or our automated TeleFACTS
BY EXCHANGE           system, or send signed written
                      instructions. See the policies above
TeleFACTS(R)            for selling shares by mail or phone.
1-800/247-1753
(around-the-clock     If you hold share certificates, you
access)               will need to return them to the fund
                      before your exchange can be processed.
---------------------------------------------------------------

              Franklin Templeton Investor Services P.O. Box 997151,
                            Sacramento, CA 95899-9983
                         Call toll-free: 1-800/632-2301
           (Monday through Friday 5:30 a.m. to 5:00 p.m., pacific time
                 Saturday 6:30 a.m. to 2:30 p.m., pacific time)

[Insert graphic of paper and pen] ACCOUNT POLICIES

CALCULATING SHARE PRICE  The fund calculates the net asset value per share
(NAV) each business day at the close of trading on the New York Stock Exchange (normally 1:00 p.m. pacific time). Each class's NAV is calculated by dividing its net assets by the number of its shares outstanding.

[Begin callout]
When you buy shares, you pay the offering price. The offering price is the NAV plus any applicable sales charge.

When you sell shares, you receive the NAV minus any applicable contingent deferred sales charge (CDSC).
[End callout]

The fund's assets are generally valued at their market value. If market prices are unavailable, or if an event occurs after the close of the trading market that materially affects the values, assets may be valued at their fair value.

Requests to buy and sell shares are processed at the NAV next calculated after we receive your request in proper form.

ACCOUNTS WITH LOW BALANCES If the value of your account falls below $250 ($50 for employee and UGMA/UTMA accounts) because you sell some of your shares, we may mail you a notice asking you to bring the account back up to its applicable minimum investment amount. If you choose not to do so within 30 days, we may close your account and mail the proceeds to the address of record. You will not be charged a CDSC if your account is closed for this reason.

STATEMENTS AND REPORTS You will receive confirmations and account statements that show your account transactions. You also will receive the fund's financial reports every six months. To reduce fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports. If you need additional copies, please call 1-800/DIAL BEN.

If there is a dealer or other investment representative of record on your account, he or she also will receive confirmations, account statements and other information about your account directly from the fund.

STREET OR NOMINEE ACCOUNTS You may transfer your shares from the street or nominee name account of one dealer to another, as long as both dealers have an agreement with Franklin Templeton Distributors, Inc. We will process the transfer after we receive authorization in proper form from your delivering securities dealer.

JOINT ACCOUNTS Unless you specify a different registration, accounts with two or more owners are registered as "joint tenants with rights of survivorship" (shown as "Jt Ten" on your account statement). To make any ownership changes to a joint account, all owners must agree in writing, regardless of the law in your state.

MARKET TIMERS The fund does not allow investments by market timers. You will be considered a market timer if you have (i) requested an exchange out of the fund within two weeks of an earlier exchange request, or (ii) exchanged shares out of the fund more than twice in a calendar quarter, or (iii) exchanged shares equal to at least $5 million, or more than 1% of the fund's net assets, or (iv) otherwise seem to follow a timing pattern. Shares under common ownership or control are combined for these limits.

ADDITIONAL POLICIES Please note that the fund maintains additional policies and reserves certain rights, including:

o The fund may refuse any order to buy shares, including any purchase under the exchange privilege.
o At any time, the fund may change its investment minimums or waive or lower its minimums for certain purchases.
o The fund may modify or discontinue the exchange privilege on 60 days' notice.
o You may only buy shares of a fund eligible for sale in your state or jurisdiction.
o In unusual circumstances, we may temporarily suspend redemptions, or postpone the payment of proceeds, as allowed by federal securities laws.
o For redemptions over a certain amount, the fund reserves the right to make payments in securities or other assets of the fund, in the case of an emergency or if the payment by check or wire would be harmful to existing shareholders.
o To permit investors to obtain the current price, dealers are responsible for transmitting all orders to the fund promptly.

DEALER COMPENSATION Qualifying dealers who sell fund shares may receive sales commissions and other payments. These are paid by Franklin Templeton Distributors, Inc. (Distributors) from sales charges, distribution and service (12b-1) fees and its other resources.

MICHIGAN FUND                CLASS A
------------------------------------------
COMMISSION (%)               ---
Investment under $100,000    4.00
$100,000 but under $250,000  3.25
$250,000 but under $500,000  2.25
$500,000 but under $1        1.85
million
$1 million or more           up to 0.75 1
12B-1 FEE TO DEALER

REMAINING FUNDS                           CLASS B
                             CLASS A      (HIGH YIELD     CLASS C
                                          FUND)
----------------------------------------------------------------------
COMMISSION (%)               ---          3.00            2.00
Investment under $100,000    4.00         ---             ---
$100,000 but under $250,000  3.25         ---             ---
$250,000 but under $500,000  2.25         ---             ---
$500,000 but under $1        1.85         ---             ---
million
$1 million or more           up to 0.75 1 ---             ---
12B-1 FEE TO DEALER                       0.15 2          0.65 3

A dealer commission of up to 0.25% may be paid on Class A NAV purchases by certain trust companies and bank trust departments, eligible governmental authorities, and broker-dealers or others on behalf of clients participating in comprehensive fee programs.

1. During the first year after purchase, dealers may not be eligible to receive the 12b-1 fee.
2. Dealers may be eligible to receive up to 0.15% from the date of purchase. After 8 years, Class B shares convert to Class A shares and dealers may then receive the 12b-1 fee applicable to Class A.
4. Dealers may be eligible to receive up to 0.15% during the first year after purchase and may be eligible to receive the full 12b-1 fee starting in the 13th month.

[Insert graphic of question mark] QUESTIONS

If you have any questions about the fund or your account, you can write to us at P.O. Box 997151, Sacramento, CA 95899-9983. You can also call us at one of the following numbers. For your protection and to help ensure we provide you with quality service, all calls may be monitored or recorded.

                                          HOURS (PACIFIC TIME,
DEPARTMENT NAME       TELEPHONE NUMBER    MONDAY THROUGH FRIDAY)
-----------------------------------------------------------------
Shareholder Services  1-800/632-2301      5:30 a.m. to 5:00 p.m.
                                          6:30 a.m. to 2:30 p.m.
                                          (Saturday)
Fund Information      1-800/DIAL BEN      5:30 a.m. to 8:00 p.m.
                      (1-800/342-5236)    6:30 a.m. to 2:30 p.m.
                                          (Saturday)
Retirement Plan
Services              1-800/527-2020      5:30 a.m. to 5:00 p.m.
Dealer Services       1-800/524-4040      5:30 a.m. to 5:00 p.m.
Institutional         1-800/321-8563      6:00 a.m. to 5:00 p.m.
Services
TDD (hearing          1-800/851-0637      5:30 a.m. to 5:00 p.m.
impaired)

FOR MORE INFORMATION

You can learn more about each fund in the following documents:

ANNUAL/SEMIANNUAL REPORT TO SHAREHOLDERS

Includes a discussion of recent market conditions and fund strategies, financial statements, detailed performance information, portfolio holdings, and the auditor's report.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

Contains more information about each fund, its investments and policies. It is incorporated by reference (is legally a part of this prospectus).

For a free copy of the current annual/semiannual report or the SAI, please contact your investment representative or call us at the number below.


FRANKLIN(R)TEMPLETON(R)
1-800/DIAL BEN(R) (1-800/342-5236)
TDD (Hearing Impaired) 1-800/851-0637
www.franklin-templeton.com




You can also obtain information about each fund by visiting the SEC's Public Reference Room in Washington D.C. (phone 1-800/SEC-0330) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-6009. You can also visit the SEC's Internet site at http://www.sec.gov.


Investment Company Act file # 811-4149                              TF3 P 07/99



FRANKLIN TAX-FREE TRUST

FRANKLIN ARIZONA INSURED TAX-FREE INCOME FUND - CLASS A
FRANKLIN FLORIDA INSURED TAX-FREE INCOME FUND - CLASS A
FRANKLIN INSURED TAX-FREE INCOME FUND - CLASS A & CLASS C
FRANKLIN MASSACHUSETTS INSURED TAX-FREE INCOME FUND - CLASS A & CLASS C FRANKLIN MICHIGAN INSURED TAX-FREE INCOME FUND - CLASS A & CLASS C FRANKLIN MINNESOTA INSURED TAX-FREE INCOME FUND - CLASS A & CLASS C FRANKLIN OHIO INSURED TAX-FREE INCOME FUND - CLASS A & CLASS C


STATEMENT OF ADDITIONAL INFORMATION
JULY 1, 1999

P.O. BOX 997151
SACRAMENTO, CA 95899-9983 1-800/DIAL BEN(R)

This Statement of Additional Information (SAI) is not a prospectus. It contains information in addition to the information in the funds' prospectus. The funds' prospectus, dated July 1, 1999, which we may amend from time to time, contains the basic information you should know before investing in a fund. You should read this SAI together with the funds' prospectus.

The audited financial statements and auditor's report in the trust's Annual Report to Shareholders, for the fiscal year ended February 28, 1999, are incorporated by reference (are legally a part of this SAI).

For a free copy of the current prospectus or annual report, contact your investment representative or call 1-800/DIAL BEN (1-800/342-5236).

CONTENTS

Goals and Strategies
Risks
Officers and Trustees
Management and Other Services
Portfolio Transactions
Distributions and Taxes
Organization, Voting Rights and Principal Holders
Buying and Selling Shares
Pricing Shares
The Underwriter
Performance
Miscellaneous Information
Description of Ratings
State Tax Treatment

-------------------------------------------------------------------------------
MUTUAL FUNDS, ANNUITIES, AND OTHER INVESTMENT PRODUCTS:

o ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT;

o  ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY
   BANK;

o  ARE SUBJECT TO INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF
   PRINCIPAL.
-------------------------------------------------------------------------------

GOALS AND STRATEGIES
-------------------------------------------------------------------------------

Each fund's investment goal is to provide investors with as high a level of income exempt from federal income taxes as is consistent with prudent investing, while seeking preservation of shareholders' capital. Each state fund also tries to provide a maximum level of income exempt from personal income taxes, if any, for resident shareholders of the fund's state. These goals are fundamental, which means they may not be changed without shareholder approval. Of course, there is no assurance that any fund will meet its goal.

As fundamental policies, each fund normally invests at least 80% of its net assets in securities that pay interest free from federal income taxes, including the federal alternative minimum tax and, in the case of each state fund, at least 80% of its net assets in securities that pay interest free from the personal income taxes, if any, of its state. As a nonfundamental policy, each state fund also normally invests at least 65% of its total assets in municipal securities of its state. Unlike the state funds, the Franklin Insured Tax-Free Income Fund is diversified nationally and will not invest more than 25% of its total assets in the municipal securities of any one state or territory.

Municipal securities issued by a fund's state or that state's counties, municipalities, authorities, agencies, or other subdivisions, as well as municipal securities issued by U.S. territories such as Guam, Puerto Rico, or the Mariana Islands, generally pay interest free from federal income tax and from state personal income taxes, if any, for residents of the fund's state.

Each fund tries to invest all of its assets in tax-free municipal securities. The issuer's bond counsel generally gives the issuer an opinion on the tax-exempt status of a municipal security when the security is issued.

Some states may require a fund to invest a certain amount of its assets in securities of that state, or in securities that are otherwise tax-free under the laws of that state, in order for any portion of the fund's distributions to be free from the state's personal income taxes. If a fund's state requires this, the fund will try to invest its assets as required so that its distributions will be free from personal income taxes for resident shareholder's of the fund's state.

Below is a description of various types of municipal and other securities that each fund may buy. Other types of municipal securities may become available that are similar to those described below and in which each fund may also invest, if consistent with its investment goal and policies.

TAX ANTICIPATION NOTES are issued to finance short-term working capital needs of municipalities in anticipation of various seasonal tax revenues, which will be used to pay the notes. They are usually general obligations of the issuer, secured by the taxing power for the payment of principal and interest.

REVENUE ANTICIPATION NOTES are similar to tax anticipation notes except they are issued in expectation of the receipt of other kinds of revenue, such as federal revenues available under the Federal Revenue Sharing Program.

BOND ANTICIPATION NOTES are normally issued to provide interim financing until long-term financing can be arranged. Proceeds from long-term bond issues then provide the money for the repayment of the notes.

CONSTRUCTION LOAN NOTES are issued to provide construction financing for specific projects. After successful completion and acceptance, many projects receive permanent financing through the Federal Housing Administration under the Federal National Mortgage Association or the Government National Mortgage Association.

TAX-EXEMPT COMMERCIAL PAPER typically represents a short-term obligation (270 days or less) issued by a municipality to meet working capital needs.

MUNICIPAL BONDS meet longer-term capital needs and generally have maturities from one to 30 years when issued. They have two principal classifications: general obligation bonds and revenue bonds.

GENERAL OBLIGATION BONDS. Issuers of general obligation bonds include states, counties, cities, towns and regional districts. The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, highways and roads. The basic security behind general obligation bonds is the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to the rate or amount of special assessments.

REVENUE BONDS. The full faith, credit and taxing power of the issuer do not secure revenue bonds. Instead, the principal security for a revenue bond is generally the net revenue derived from a particular facility, group of facilities, or, in some cases, the proceeds of a special excise tax or other specific revenue source. Revenue bonds are issued to finance a wide variety of capital projects, including: electric, gas, water and sewer systems; highways, bridges and tunnels; port and airport facilities; colleges and universities; and hospitals. The principal security behind these bonds may vary. For example, housing finance authorities have a wide range of security, including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. Many bonds provide additional security in the form of a debt service reserve fund that may be used to make principal and interest payments. Some authorities have further security in the form of state assurances (although without obligation) to make up deficiencies in the debt service reserve fund.

TAX-EXEMPT INDUSTRIAL DEVELOPMENT REVENUE BONDS are issued by or on behalf of public authorities to finance various privately operated facilities for business, manufacturing, housing, sports and pollution control, as well as public facilities such as airports, mass transit systems, ports and parking. The payment of principal and interest is solely dependent on the ability of the facility's user to meet its financial obligations and the pledge, if any, of the facility or other property as security for payment.

VARIABLE OR FLOATING RATE SECURITIES Each fund may invest in variable or floating rate securities, including variable rate demand notes, which have interest rates that change either at specific intervals (variable rate), from daily up to monthly, or whenever a benchmark rate changes (floating rate). The interest rate adjustments are designed to help stabilize the security's price. Variable or floating rate securities may include a demand feature, which may be unconditional. The demand feature allows the holder to demand prepayment of the principal amount before maturity, generally on no more than 30 days' notice. The holder receives the principal amount plus any accrued interest either from the issuer or by drawing on a bank letter of credit, a guarantee or insurance issued with respect to the security.

MUNICIPAL LEASE OBLIGATIONS Each fund may invest in municipal lease obligations, including certificates of participation. Municipal lease obligations generally finance the purchase of public property. The property is leased to the state or a local government, and the lease payments are used to pay the interest on the obligations. Municipal lease obligations differ from other municipal securities because the lessee's governing body must appropriate (set aside) the money to make the lease payments each year. If the money is not appropriated, the issuer or the lessee can end the lease without penalty. If the lease is cancelled, investors who own the municipal lease obligations may not be paid.

The board of trustees reviews the fund's municipal lease obligations to try to assure that they are liquid investments based on various factors reviewed by the fund's manager and monitored by the board. These factors may include
(a) the credit quality of the obligations and the extent to which they are rated or, if unrated, comply with existing criteria and procedures followed to ensure that they are comparable in quality to the ratings required for the fund to invest, including an assessment of the likelihood of the lease being canceled, taking into account how essential the leased property is and the term of the lease compared to the useful life of the leased property; (b) the size of the municipal securities market, both in general and with respect to municipal lease obligations; and (c) the extent to which the type of municipal lease obligations held by the fund trade on the same basis and with the same degree of dealer participation as other municipal securities of comparable credit rating or quality.

Since annual appropriations are required to make lease payments, municipal lease obligations generally are not subject to constitutional limitations on the issuance of debt and may allow an issuer to increase government liabilities beyond constitutional debt limits. When faced with increasingly tight budgets, local governments have more discretion to curtail lease payments under a municipal lease obligation than they do to curtail payments on other municipal securities. If not enough money is appropriated to make the lease payments, the leased property may be repossessed as security for holders of the municipal lease obligations. If this happens, there is no assurance that the property's private sector or re-leasing value will be enough to make all outstanding payments on the municipal lease obligations or that the payments will continue to be tax-free.

While cancellation risk is inherent to municipal lease obligations, each fund believes that this risk may be reduced, although not eliminated, by its policies on the quality of securities in which it may invest.

CALLABLE BONDS Each fund may invest in callable bonds, which allow the issuer to repay some or all of the bonds ahead of schedule. If a bond is called, the fund will receive the principal amount, the accrued interest, and may receive a small additional payment as a call premium. The manager may sell a callable bond before its call date, if it believes the bond is at its maximum premium potential. When pricing callable bonds, the call feature is factored into the price of the bonds and may impact the fund's net asset value.

An issuer is more likely to call its bonds when interest rates are falling, because the issuer can issue new bonds with lower interest payments. If a bond is called, the fund may have to replace it with a lower-yielding security. A call of some or all of these securities may lower a fund's income and its distributions to shareholders. If the fund originally paid a premium for the bond because it had appreciated in value from its original issue price, the fund also may not be able to recover the full amount it paid for the bond. One way for the fund to protect itself from call risk is to buy bonds with call protection. Call protection is an assurance that the bond will not be called for a specific time period, typically five to 10 years from when the bond is issued.

ESCROW-SECURED OR DEFEASED BONDS are created when an issuer refunds, before maturity, an outstanding bond issue that is not immediately callable (or pre-refunds), and sets aside funds for redemption of the bonds at a future date. The issuer uses the proceeds from a new bond issue to buy high grade, interest bearing debt securities, generally direct obligations of the U.S. government. These securities are then deposited in an irrevocable escrow account held by a trustee bank to secure all future payments of principal and interest on the pre-refunded bond. Escrow-secured bonds often receive a triple A or equivalent rating.

STRIPPED MUNICIPAL SECURITIES Municipal securities may be sold in "stripped" form. Stripped municipal securities represent separate ownership of principal and interest payments on municipal securities.

ZERO-COUPON SECURITIES Each fund may invest in zero-coupon and delayed interest securities. Zero-coupon securities make no periodic interest payments, but are sold at a deep discount from their face value. The buyer recognizes a rate of return determined by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date. The discount varies depending on the time remaining until maturity, as well as market interest rates, liquidity of the security, and the issuer's perceived credit quality. The discount, in the absence of financial difficulties of the issuer, typically decreases as the final maturity date approaches. If the issuer defaults, the fund may not receive any return on its investment.

Because zero-coupon securities bear no interest and compound semiannually at the rate fixed at the time of issuance, their value is generally more volatile than the value of other fixed-income securities. Since zero-coupon bondholders do not receive interest payments, zero-coupon securities fall more dramatically than bonds paying interest on a current basis when interest rates rise. When interest rates fall, zero-coupon securities rise more rapidly in value, because the bonds reflect a fixed rate of return.

An investment in zero-coupon and delayed interest securities may cause a fund to recognize income and make distributions to shareholders before it receives any cash payments on its investment. To generate cash to satisfy distribution requirements, a fund may have to sell portfolio securities that it otherwise would have continued to hold or to use cash flows from other sources such as the sale of fund shares.

CONVERTIBLE AND STEP COUPON BONDS Each fund may invest a portion of its assets in convertible and step coupon bonds. Convertible bonds are zero-coupon securities until a predetermined date, at which time they convert to a specified coupon security. The coupon on step coupon bonds changes periodically during the life of the security based on predetermined dates chosen when the security is issued.

U.S. GOVERNMENT OBLIGATIONS are issued by the U.S. Treasury or by agencies and instrumentalities of the U.S. government and are backed by the full faith and credit of the U.S. government. They include Treasury bills, notes and bonds.

COMMERCIAL PAPER is a promissory note issued by a corporation to finance its short-term credit needs. Each fund may invest in taxable commercial paper only for temporary defensive purposes.

WHEN-ISSUED TRANSACTIONS Municipal securities are frequently offered on a "when-issued" basis. When so offered, the price, which is generally expressed in yield terms, is fixed at the time the commitment to buy is made, but delivery and payment take place at a later date. During the time between purchase and settlement, no payment is made by the fund to the issuer and no interest accrues to the fund. If the other party to the transaction fails to deliver or pay for the security, the fund could miss a favorable price or yield opportunity, or could experience a loss.

When the fund makes the commitment to buy a municipal security on a when-issued basis, it records the transaction and reflects the value of the security in the determination of its net asset value. The funds believe their net asset value or income will not be negatively affected by their purchase of municipal securities on a when-issued basis. The funds will not engage in when-issued transactions for investment leverage purposes.

Although a fund will generally buy municipal securities on a when-issued basis with the intention of acquiring the securities, it may sell the securities before the settlement date if it is considered advisable. When a fund is the buyer, it will maintain cash or liquid securities, with an aggregate value equal to the amount of its purchase commitments, in a segregated account with its custodian bank until payment is made. If assets of a fund are held in cash pending the settlement of a purchase of securities, the fund will not earn income on those assets.

ILLIQUID INVESTMENTS Each fund may invest up to 10% of its net assets in illiquid securities. Illiquid securities are generally securities that cannot be sold within seven days in the normal course of business at approximately the amount at which the fund has valued them.

DIVERSIFICATION All of the funds, except the Arizona and Florida Funds, are diversified funds. The Arizona and Florida Funds are non-diversified. As a fundamental policy, none of the diversified funds will buy a security if, with respect to 75% of its net assets, more than 5% would be in the securities of any single issuer (with the exception of obligations of the U.S. government). For this purpose, each political subdivision, agency, or instrumentality, each multi-state agency of which a state is a member, and each public authority that issues private activity bonds on behalf of a private entity, is considered a separate issuer. Escrow-secured or defeased bonds are not generally considered an obligation of the original municipality when determining diversification.

Each fund, including the Arizona and Florida Funds, intends to meet certain diversification requirements for tax purposes. Generally, to meet federal tax requirements at the close of each quarter, a fund may not invest more than 25% of its total assets in any one issuer and, with respect to 50% of total assets, may not invest more than 5% of its total assets in any one issuer. These limitations do not apply to U.S. government securities and may be revised if applicable federal income tax requirements are revised.

TEMPORARY INVESTMENTS When the manager believes the securities trading markets or the economy are experiencing excessive volatility or a prolonged general decline, or other unusual or adverse conditions exist, it may invest each fund's portfolio in a temporary defensive manner. Under these circumstances, each fund may invest all of its assets in securities that pay taxable interest, including (i) high quality commercial paper; (ii) securities issued by or guaranteed by the full faith and credit of the U.S. government; or (iii) for the state funds, municipal securities issued by a state or local government other than the fund's state. Each fund also may invest all of its assets in municipal securities issued by a U.S. territory such as Guam, Puerto Rico or the Mariana Islands.

SECURITIES TRANSACTIONS The frequency of portfolio transactions, usually referred to as the portfolio turnover rate, varies for each fund from year to year, depending on market conditions. While short-term trading increases portfolio turnover and may increase costs, the execution costs for municipal securities are substantially less than for equivalent dollar values of equity securities.

CREDIT QUALITY All things being equal, the lower a security's credit quality, the higher the risk and the higher the yield the security generally must pay as compensation to investors for the higher risk.

A security's credit quality depends on the issuer's ability to pay interest on the security and, ultimately, to repay the principal. Independent rating agencies, such as Fitch Investors Service Inc. (Fitch), Moody's Investors Service, Inc. (Moody's), and Standard & Poor's Corporation (S&P), often rate municipal securities based on their opinion of the issuer's credit quality. Most rating agencies use a descending alphabet scale to rate long-term securities, and a descending numerical scale to rate short-term securities. These ratings are described at the end of this SAI under "Description of Ratings."

An insurance company, bank or other foreign or domestic entity may provide credit support for a municipal security and enhance its credit quality. For example, some municipal securities are insured, which means they are covered by an insurance policy that guarantees the timely payment of principal and interest. Other municipal securities may be backed by letters of credit, guarantees, or escrow or trust accounts that contain securities backed by the full faith and credit of the U.S. government to secure the payment of principal and interest.

As discussed in the prospectus, each fund has limitations on the credit quality of securities it may buy. These limitations are generally applied when a fund makes an investment so that a fund is not required to sell a security because of a later change in circumstances.

INSURANCE Each fund invests primarily in insured municipal securities. Normally, the underlying rating of an insured security is one of the top three ratings of Fitch, Moody's or S&P. An insurer may insure municipal securities that are rated below the top three ratings or that are unrated if the securities otherwise meet the insurer's quality standards.

A fund will only enter into a contract to buy an insured municipal security if either permanent insurance or an irrevocable commitment to insure the municipal security by a qualified municipal bond insurer is in place. The insurance feature guarantees the scheduled payment of principal and interest, but does not guarantee (i) the market value of the insured municipal security, (ii) the value of a fund's shares, or (iii) a fund's distributions.

TYPES OF INSURANCE. There are three types of insurance: new issue, secondary and portfolio. A new issue insurance policy is purchased by the issuer when the security is issued. A secondary insurance policy may be purchased by the fund after a security is issued. With both new issue and secondary policies, the insurance continues in force for the life of the security and, thus, may increase the credit rating of the security, as well as its resale value.

Each fund may buy a secondary insurance policy at any time, if the manager believes the insurance would be in the best interest of the fund. A fund is likely to buy a secondary insurance policy if, in the manager's opinion, the fund could sell a security at a price that exceeds the current value of the security, without insurance, plus the cost of the insurance. The purchase of a secondary policy, if available, may enable the fund to sell a defaulted security at a price similar to that of comparable securities that are not in default. The fund would value a defaulted security covered by a secondary insurance policy at its market value.

Each fund also may buy a portfolio insurance policy. Unlike new issue and secondary insurance, which continue in force for the life of the security, portfolio insurance only covers securities while they are held by the fund. If the fund sells a security covered by portfolio insurance, the insurance protection on that security ends and, thus, cannot affect the resale value of the security. As a result, the fund may continue to hold any security insured under a portfolio insurance policy that is in default or in significant risk of default and, absent any unusual or unforeseen circumstances as a result of the portfolio insurance policy, would likely value the defaulted security, or security for which there is a significant risk of default, at the same price as comparable securities that are not in default. While a defaulted security is held in the fund's portfolio, the fund continues to pay the insurance premium on the security but also collects interest payments from the insurer and retains the right to collect the full amount of principal from the insurer when the security comes due.

The insurance premium the fund pays for a portfolio insurance policy is a fund expense. The premium is payable monthly and is adjusted for purchases and sales of covered securities during the month. If the fund fails to pay its premium, the insurer may take action against the fund to recover any premium payments that are due. The insurer may not change premium rates for securities covered by a portfolio insurance policy, regardless of the issuer's ability or willingness to meet its obligations.

QUALIFIED MUNICIPAL BOND INSURERS. Insurance policies may be issued by any one of several qualified municipal bond insurers. Each fund buys insured municipal securities only if they are secured by an insurance policy issued by an insurer whose claims paying ability is rated triple A or its equivalent by Fitch, Moody's or S&P. Currently, there are four primary, triple A rated municipal bond insurers.

The bond insurance industry is a regulated industry. All bond insurers must be licensed in each state in order to write financial guarantees in that jurisdiction. Regulations vary from state to state. Most regulators, however, require minimum standards of solvency and limitations on leverage and investment of assets. Regulators also place restrictions on the amount an insurer can guarantee in relation to the insurer's capital base. Neither the funds nor the manager makes any representations as to the ability of any insurance company to meet its obligation to a fund if called upon to do so. Currently, to the best of our knowledge, there are no securities in the funds' portfolios on which an insurer is paying the principal or interest otherwise payable by the issuer of the bond.

If an insurer is called upon to pay the prinicpal or interest on an insured security that is due for payment but that has not been paid by the issuer, the terms of payment would be governed by the provisions of the insurance policy. After payment, the insurer becomes the owner of the security, appurtenant coupon, or right to payment of principal or interest on the security and is fully subrogated to all of the fund's rights with respect to the security, including the right to payment. The insurer's rights to the security or to payment of principal or interest are limited, however, to the amount the insurer has paid.

INVESTMENT RESTRICTIONS Each fund has adopted the following restrictions as fundamental policies. This means they may only be changed if the change is approved by (i) more than 50% of the fund's outstanding shares or (ii) 67% or more of the fund's shares present at a shareholder meeting if more than 50% of the fund's outstanding shares are represented at the meeting in person or by proxy, whichever is less.

Each fund may not:

1. Borrow money or mortgage or pledge any of its assets, except that borrowings (and a pledge of assets therefore) for temporary or emergency purposes may be made from banks in any amount up to 5% of the total asset value.

2. Buy any securities on "margin" or sell any securities "short," except that it may use such short-term credits as are necessary for the clearance of transactions.

3. Make loans, except through the purchase of readily marketable debt securities which are either publicly distributed or customarily purchased by institutional investors. Although such loans are not presently intended, this prohibition will not preclude the fund from loaning portfolio securities to broker-dealers or other institutional investors if at least 102% cash collateral is pledged and maintained by the borrower; provided such portfolio security loans may not be made if, as a result, the aggregate of such loans exceeds 10% of the value of the fund's total assets at the time of the most recent loan.

4. Act as underwriter of securities issued by other persons, except insofar as the fund may be technically deemed an underwriter under the federal securities laws in connection with the disposition of portfolio securities.

5. Purchase the securities of any issuer which would result in owning more than 10% of the voting securities of such issuer, except with respect to the Arizona and Florida Funds, each of which will not purchase a security, if as a result: i) more than 25% of its total assets would be invested in the securities of a single issuer or ii) with respect to 50% of its total assets, more than 5% of its assets would be invested in the securities of a single issuer.

6. Purchase securities from or sell to the trust's officers and trustees, or any firm of which any officer or trustee is a member, as principal, or retain securities of any issuer if, to the knowledge of the trust, one or more of the trust's officers, trustees, or investment manager own beneficially more than one-half of 1% of the securities of such issuer and all such officers and trustees together own beneficially more than 5% of such securities.

7. Acquire, lease or hold real estate, except such as may be necessary or advisable for the maintenance of its offices and provided that this limitation shall not prohibit the purchase of municipal and other debt securities secured by real estate or interests therein.

8. Invest in commodities and commodity contracts, puts, calls, straddles, spreads or any combination thereof, or interests in oil, gas, or other mineral exploration or development programs, except that it may purchase, hold and dispose of "obligations with puts attached" in accordance with its investment policies.

9. Invest in companies for the purpose of exercising control or management.

10. Purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization, except to the extent permitted by exemptions which may be granted under the Investment Company Act of 1940, which allows the fund to invest in shares of one or more investment companies, of the type generally referred to as money market funds, managed by Franklin Advisers, Inc. or its affiliates.

11. In the case of the Arizona and Florida Funds, purchase securities, in private placements or in other transactions, for which there are legal or contractual restrictions on resale.

12. Invest more than 25% of its assets in securities of any industry; although for purposes of this limitation, tax-exempt securities and U.S. government obligations are not considered to be part of any industry.

If a bankruptcy or other extraordinary event occurs concerning a particular security the fund owns, the fund may receive stock, real estate, or other investments that the fund would not, or could not, buy. If this happens, the fund intends to sell such investments as soon as practicable while maximizing the return to shareholders.

If a percentage restriction is met at the time of investment, a later increase or decrease in the percentage due to a change in the value or liquidity of portfolio securities or the amount of assets will not be considered a violation of any of the foregoing restrictions.

RISKS
-------------------------------------------------------------------------------

STATE Since each state fund mainly invests in the municipal securities of its state, its performance is closely tied to the ability of issuers of municipal securities in its state to continue to make principal and interest payments on their securities. The issuers' ability to do this is in turn dependent on economic, political and other conditions within the state. Below is a discussion of certain conditions that may affect municipal issuers in the funds' various states. It is not a complete analysis of every material fact that may affect the ability of issuers of municipal securities to meet their debt obligations or the economic or political conditions within any state and is subject to change. The information below is based on data available to the funds from historically reliable sources, but the funds have not independently verified it.

The ability of issuers of municipal securities to continue to make principal and interest payments is dependent in large part on their ability to raise revenues, primarily through taxes, and to control spending. Many factors can affect a state's revenues including the rate of population growth, unemployment rates, personal income growth, federal aid, and the ability to attract and keep successful businesses. A number of factors can also affect a state's spending including current debt levels, and the existence of accumulated budget deficits. The following provides some information on these and other factors.

ARIZONA. A cost of living below the national average and competitive wage rates have attracted people and businesses to Arizona, especially from California. As a result, Arizona's population grew by more than 15% during the first half of the 1990s. Although population growth is expected to remain strong, the rate of growth has slowed since 1996 as a result of California's economic recovery and thus less migration from that state. Employment growth has also been strong, at 5.6% in 1996. Driven recently by gains in the high-tech manufacturing sector, employment growth is expected to remain solid over the near-term. Unemployment was 4.7% in May 1997, slightly less than the national average.

Arizona's economy has continued its shift away from agriculture and mining and towards manufacturing and services. The move away from farming, which generally consumes about 80% of the water used in the state, may increase the water available for municipal uses. As of July 1997, manufacturing accounted for approximately 9.3% of the state's total employment, trade 23%, services 30%, government 13%, construction 6% and finance, insurance and real estate 8%.

Under its constitution, Arizona is not allowed to issue general obligation debt. Thus, gross state debt levels have remained moderate. The state has historically relied on lease obligations, revenue bonds, and pay-as-you-go financing for its capital needs. A significant portion of the state's debt has been supported by motor fuel taxes and highway user fees.

Recently, Arizona's strong economic growth has enabled the state to replenish its general fund, while at the same time cutting taxes. At the end of fiscal 1996, the general fund had a balance of 12.6% of expenditures, up from 6.9% at the end of fiscal 1995. Due to higher-than-anticipated income tax receipts, the state expects the general fund balance will remain strong through fiscal 1998. In addition, the state's budget stabilization fund held $252 million as of July 1997, which may help provide protection in an economic downturn.

Despite periods of financial stress during the 1980s and early 1990s, the state's financial outlook is generally considered stable.

FLORIDA. Employment and population have grown steadily in Florida since 1991, and Florida's economic expansion has been among the strongest in the region, as well as the nation. Florida's population growth has placed increased demands on government services and the state's infrastructure, but so far the state has been able to meet these challenges.

Florida's economy has continued to diversify, moving from a relatively narrow base of agriculture and seasonal tourism towards a service and trade economy. Job growth has been steady, with an unemployment rate of 4.6% in April 1997, below the national rate of 4.8%. The state's job growth has been dependent on growth in the services, construction and trade sectors, with the state's business services sector accounting for approximately 30% of new non-farm employment since 1991. Much of this growth has come from growth in the personnel services sector, however, which typically represents low paying jobs. The state's tourism industry, which has supported the state's other employment sectors, has been somewhat erratic since the recession in the early 1990s. A tourism increase of 3.1% is expected, however, through fiscal 1998.

Due in large part to the state's healthy economy, Florida's population has also continued to grow. It was recently the fourth most populated state in the U.S. Its per capita income, while close to the national average, exceeded regional levels by almost 11% as of April 1997. Because of its substantial retirement age population, however, its income structure is dependent on property income and transfer payments, such as social security and pension benefits. As a result, a change to the consumer price index at the federal level could have a significant impact on the state.

Florida's tax base has been relatively narrow, with 70% of its revenues derived from the state's sales and use tax. This reliance on a cyclical revenue source creates some vulnerability, as does the constitutional amendment approved by voters in 1994 that limits the rate of growth in state revenues. It should be noted, however, that this amendment exempts revenues pledged to bonds, so existing and new debt issues should be unaffected.

Although Florida's debt levels have been steadily rising, in recent years the state has generated operating surpluses, while maintaining tax levels and providing funds for the state's growth in government services. Overall, the state's financial outlook is considered stable.

MASSACHUSETTS. Massachusetts' economy has continued to recover from the national and regional recessions of the early 1990s. While manufacturing has declined, the state's services sector has grown and recently accounted for 35% of the state's employment. Overall, the state's economic growth has been driven by growth in its high-tech industries, financial services, education and health care. In fact, high-tech industries recently accounted for 9.2% of total employment, the highest concentration of any state. The state's unemployment rate has steadily declined from 4.3% in 1996 to 3.3% in October 1997, below the national average, and has begun to cause concerns about a tight labor market.

Although the state's economy has improved, its debt levels have remained among the highest in the nation. Spending disciplines imposed during the state's severe financial difficulties in the early 1990s have helped and have resulted in seven consecutive years of balanced financial operations. At the same time, the state has greatly reduced its reliance on temporary borrowing.

While the state has regained some control over its budget, continuing expenditure pressures may present fiscal challenges. After a period of restrained debt issuance, pressure to increase borrowing has been building. Funding for routine infrastructure needs and a costly tunnel project have been the focus of this pressure. Spending for education is also expected to increase, and the state still has a relatively high unfunded pension liability. With the rate of economic growth expected to slow down in coming years, Massachusetts' biggest challenge is likely to be the long term management of its capital and debt plans.

MICHIGAN. Michigan's economy has continued to rely on national economic trends, especially the demand for durable goods. Its economic base has been dependent on its manufacturing sector, which recently accounted for 33% of the state's total personal income. While this sector has been strong since the end of the national recession in the early 1990s, the state's reliance on manufacturing has made its economy potentially more volatile than the economies of more diverse states. In recent years, however, the state has made some improvements in the diversity of its economy.

Michigan's finances have also improved since the early 1990s when the state's financial position was weakened by the national recession and imbalances in the budget. Tighter budget controls and the positive effect on revenues of the state's relatively strong economy have allowed the state to replenish reserves, which had been severely depleted during the early 1990s. The state's budget stabilization fund was estimated at more than $1.2 billion at September 30, 1997. Michigan may need the increased stability these reserve levels provide to offset higher school funding requirements, which were estimated at $8.6 billion in fiscal 1997 and represented the largest expense item for the state.

MINNESOTA. Minnesota's economy has been well diversified, with only some concentration in the manufacturing sector. This diversification has allowed the state to perform well during economic cycles, compared with the rest of the nation. The effects of the last national recession were less severe in Minnesota, and the state was able to recover more quickly than many other states.

Since late 1994, Minnesota has experienced steady job growth with increases in computer and business services and in the finance sector. Much of this growth has occurred in the Minneapolis-St. Paul metropolitan area and has created labor shortages in some industries. These shortages have in turn resulted in higher-than-average wage levels. Higher wages, together with a tight labor market, could limit future job expansion in the state.

Minnesota's debt burden has been moderate and its financial position strong. The recent strength of its economy and growth in revenues have allowed the state to restore its general fund and reserve levels, which had been drained during the recession of the early 1990s. In the coming years, key spending areas for the state are expected to include corrections, human services, education and facilities for general government.

OHIO. Ohio's financial performance has been historically strong, aided recently by the continuing diversification of the state's economy. Although manufacturing has remained a large part of the economy, the state's overall employment mix has moved more in line with that of the nation. While benefiting from the recent strength of its manufacturing sector, growth in financial services, distribution and trade have improved the state's economic stability. Nonetheless, the state's reliance on manufacturing creates vulnerability to recession and potential financial volatility. The state's sizable financial reserves, however, may lend some stability and help protect the state against future spending pressures and economic cycles.

In recent years, Ohio's employment growth has slowed to below the national average. For the year ended August 1997, non-farm job growth was 0.8%, compared to 2% for the nation. Much of this growth has been concentrated in the services and trade sectors. Unemployment was 4.2% in October 1997, below the national rate.

Ohio's direct debt levels have been moderate. As a result, debt service payments on its general obligation debt and lease obligations have been manageable. The state enjoyed large operating surpluses in fiscal years 1995 and 1996, and a somewhat smaller surplus in fiscal 1997.

U.S. TERRITORIES Since each fund may invest a portion of its assets in municipal securities issued by U.S. territories, the ability of municipal issuers in U.S. territories to continue to make principal and interest payments also may affect a fund's performance. As with state municipal issuers, the ability to make these payments is dependent on economic, political and other conditions. Below is a discussion of certain conditions within some of the territories where the funds may be invested. It is not a complete analysis of every material fact that may affect the ability of issuers of U.S. territory municipal securities to meet their debt obligations or the economic or political conditions within the territories and is subject to change. It is based on data available to the funds from historically reliable sources, but it has not been independently verified by the funds.

GUAM. Guam's economy has been heavily dependent on its tourism industry, which accounted for almost 40% of total employment in 1997. It has been especially dependent on Japanese tourism, which has made Guam vulnerable to fluctuations in the relationship between the U.S. dollar and the Japanese yen.

In the early to mid-1990s, Guam's financial position deteriorated due to a series of natural disasters that led to increased spending on top of already significant budget gaps. As a result, the government introduced a comprehensive financial plan in June 1995 to help balance the budget and reduce the general fund deficit by fiscal 1999. As of fiscal 1997, the deficit had improved and the budget was balanced.

While Guam's debt burden has been manageable, Guam's ability to maintain current debt levels may be challenged in the near future. U.S. military downsizing has reduced the federal presence on the island and also may reduce federal support for infrastructure projects. At the same time, Guam has faced increasing pressure to improve its infrastructure to help generate economic development.

Overall, as of October 1997, S&P's outlook for Guam was negative due to Guam's continued weak financial position and the need for continued political support towards the goals of the financial plan.

MARIANA ISLANDS. The Mariana Islands became a commonwealth in 1975. At that time, the U.S. government agreed to exempt the islands from federal minimum wage and immigration laws in an effort to help stimulate industry and the economy. The islands' minimum wage has been more than $2 per hour below the U.S. level and tens of thousands of workers have immigrated from various Asian countries to provide cheap labor for the islands' industries. Recently, the islands' tourism and apparel industries combined to help increase gross business receipts from $224 million in 1985 to $2 billion in 1996.

PUERTO RICO. Overall, Moody's considered Puerto Rico's outlook stable as of January 1999. In recent years, Puerto Rico's financial performance has improved. Relatively strong revenue growth and more aggressive tax collection procedures resulted in a general fund surplus for fiscal 1998 (unaudited). For fiscal 1999, spending increases of 11% are budgeted, which may create an operating deficit and deplete the commonwealth's unreserved fund balance.

Puerto Rico's debt levels have been high. Going forward, these levels may increase as Puerto Rico attempts to finance significant capital and infrastructure improvements. Puerto Rico will also need to address its large unfunded pension liability of more than $6 billion.

Despite Puerto Rico's stable outlook, Puerto Rico may face challenges in the coming years with the 1996 passage of a bill eliminating section 936 of the Internal Revenue Code. This section has given certain U.S. corporations operating in Puerto Rico significant tax advantages. These incentives have helped considerably with Puerto Rico's economic growth, especially with the development of its manufacturing sector. U.S. firms that have benefited from these incentives have provided a significant portion of Puerto Rico's revenues, employment and deposits in local financial institutions. The section 936 incentives will be phased out over a 10-year period ending in 2006. It is hoped that this long phase-out period will give Puerto Rico sufficient time to lessen the potentially negative effects of section 936's elimination. Outstanding issues relating to the potential for a transition to statehood also may have broad implications for Puerto Rico and its financial and credit position.

OFFICERS AND TRUSTEES
-------------------------------------------------------------------------------

The trust has a board of trustees. The board is responsible for the overall management of the trust, including general supervision and review of each fund's investment activities. The board, in turn, elects the officers of the trust who are responsible for administering the trust's day-to-day operations. The board also monitors each fund to ensure no material conflicts exist among share classes. While none is expected, the board will act appropriately to resolve any material conflict that may arise.

The name, age and address of the officers and board members, as well as their affiliations, positions held with the trust, and principal occupations during the past five years are shown below.

Frank H. Abbott, III (78)
1045 Sansome Street, San Francisco, CA 94111

TRUSTEE

President and Director, Abbott Corporation (an investment company); director or trustee, as the case may be, of 27 of the investment companies in the Franklin Templeton Group of Funds; and FORMERLY, Director, MotherLode Gold Mines Consolidated (gold mining) and Vacu-Dry Co. (food processing).

Harris J. Ashton (67)
191 Clapboard Ridge Road, Greenwich, CT 06830

TRUSTEE

Director, RBC Holdings, Inc. (bank holding company) and Bar-S Foods (meat packing company); director or trustee, as the case may be, of 48 of the investment companies in the Franklin Templeton Group of Funds; and FORMERLY, President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers).

S. Joseph Fortunato (66)
Park Avenue at Morris County, P.O. Box 1945
Morristown, NJ 07962-1945

TRUSTEE

Member of the law firm of Pitney, Hardin, Kipp & Szuch; director or trustee, as the case may be, of 50 of the investment companies in the Franklin Templeton Group of Funds.

Edith E. Holiday (47)
3239 38th Street, N.W., Washington, DC 20016

TRUSTEE

Director, Amerada Hess Corporation (exploration and refining of natural gas) (1993-present), Hercules Incorporated (chemicals, fibers and resins) (1993-present), Beverly Enterprises, Inc. (health care) (1995-present) and H.J. Heinz Company (processed foods and allied products) (1994-present); director or trustee, as the case may be, of 24 of the investment companies in the Franklin Templeton Group of Funds; and FORMERLY, Chairman (1995-1997) and Trustee (1993-1997), National Child Research Center, Assistant to the President of the United States and Secretary of the Cabinet (1990-1993), General Counsel to the United States Treasury Department (1989-1990), and Counselor to the Secretary and Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).

*Charles B. Johnson (66)
777 Mariners Island Blvd., San Mateo, CA 94404

CHAIRMAN OF THE BOARD AND TRUSTEE

President, Chief Executive Officer and Director, Franklin Resources, Inc.; Chairman of the Board and Director, Franklin Advisers, Inc., Franklin Investment Advisory Services, Inc. and Franklin Templeton Distributors, Inc.; Director, Franklin/Templeton Investor Services, Inc. and Franklin Templeton Services, Inc.; officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc. and of 49 of the investment companies in the Franklin Templeton Group of Funds.

*Rupert H. Johnson, Jr. (58)
777 Mariners Island Blvd., San Mateo, CA 94404

PRESIDENT AND TRUSTEE

Executive Vice President and Director, Franklin Resources, Inc. and Franklin Templeton Distributors, Inc.; President and Director, Franklin Advisers, Inc. and Franklin Investment Advisory Services, Inc.; Senior Vice President, Franklin Advisory Services, LLC; Director, Franklin/Templeton Investor Services, Inc.; and officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc. and of 52 of the investment companies in the Franklin Templeton Group of Funds.

Frank W.T. LaHaye (70)
20833 Stevens Creek Blvd., Suite 102, Cupertino, CA 95014

TRUSTEE

General Partner, Miller & LaHaye, which is the General Partner of Peregrine Ventures II (venture capital firm); director or trustee, as the case may be, of 27 of the investment companies in the Franklin Templeton Group of Funds; and FORMERLY, Director, Fischer Imaging Corporation (medical imaging systems), Digital Transmission Systems, Inc. (wireless communications) and Quarterdeck Corporation (software firm), and General Partner, Peregrine Associates, which was the General Partner of Peregrine Ventures (venture capital firm).

Gordon S. Macklin (70)
8212 Burning Tree Road, Bethesda, MD 20817

TRUSTEE

Director, Fund American Enterprises Holdings, Inc. (holding company), Martek Biosciences Corporation, MCI WorldCom (information services), MedImmune, Inc. (biotechnology), Spacehab, Inc. (aerospace services) and Real 3D (software); director or trustee, as the case may be, of 48 of the investment companies in the Franklin Templeton Group of Funds; and FORMERLY, Chairman, White River Corporation (financial services) and Hambrecht and Quist Group (investment banking), and President, National Association of Securities Dealers, Inc.

Harmon E. Burns (54)
777 Mariners Island Blvd., San Mateo, CA 94404

VICE PRESIDENT

Executive Vice President and Director, Franklin Resources, Inc., Franklin Templeton Distributors, Inc. and Franklin Templeton Services, Inc.; Executive Vice President, Franklin Advisers, Inc.; Director, Franklin Investment Advisory Services, Inc. and Franklin/Templeton Investor Services, Inc.; and officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc. and of 52 of the investment companies in the Franklin Templeton Group of Funds.

Martin L. Flanagan (39)
777 Mariners Island Blvd., San Mateo, CA 94404

VICE PRESIDENT AND CHIEF FINANCIAL OFFICER

Senior Vice President and Chief Financial Officer, Franklin Resources, Inc., Franklin/Templeton Investor Services, Inc. and Franklin Mutual Advisers, LLC; Executive Vice President, Chief Financial Officer and Director, Templeton Worldwide, Inc.; Executive Vice President, Chief Operating Officer and Director, Templeton Investment Counsel, Inc.; Executive Vice President and Chief Financial Officer, Franklin Advisers, Inc.; Chief Financial Officer, Franklin Advisory Services, LLC and Franklin Investment Advisory Services, Inc.; President and Director, Franklin Templeton Services, Inc.; officer and/or director of some of the other subsidiaries of Franklin Resources, Inc.; and officer and/or director or trustee, as the case may be, of 52 of the investment companies in the Franklin Templeton Group of Funds.

Deborah R. Gatzek (50)
777 Mariners Island Blvd., San Mateo, CA 94404

VICE PRESIDENT AND SECRETARY

Senior Vice President and General Counsel, Franklin Resources, Inc.; Senior Vice President, Franklin Templeton Services, Inc. and Franklin Templeton Distributors, Inc.; Executive Vice President, Franklin Advisers, Inc.; Vice President, Franklin Advisory Services, LLC and Franklin Mutual Advisers, LLC; Vice President, Chief Legal Officer and Chief Operating Officer, Franklin Investment Advisory Services, Inc.; and officer of 53 of the investment companies in the Franklin Templeton Group of Funds.

Thomas J. Kenny (36)
777 Mariners Island Blvd., San Mateo, CA 94404

VICE PRESIDENT

Executive Vice President, Franklin Advisers, Inc.; and officer of eight of the investment companies in the Franklin Templeton Group of Funds.

Diomedes Loo-Tam (60)
777 Mariners Island Blvd., San Mateo, CA 94404

TREASURER AND PRINCIPAL ACCOUNTING OFFICER

Senior Vice President, Franklin Templeton Services, Inc.; and officer of 32 of the investment companies in the Franklin Templeton Group of Funds.

Edward V. McVey (61)
777 Mariners Island Blvd., San Mateo, CA 94404

VICE PRESIDENT

Senior Vice President and National Sales Manager, Franklin Templeton Distributors, Inc.; and officer of 28 of the investment companies in the Franklin Templeton Group of Funds.

*This board member is considered an "interested person" under federal securities laws.

Note: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers

The trust pays noninterested board members $1,450 per month plus $1,300 per meeting attended. Board members who serve on the audit committee of the trust and other funds in the Franklin Templeton Group of Funds receive a flat fee of $2,000 per committee meeting attended, a portion of which is allocated to the trust. Members of a committee are not compensated for any committee meeting held on the day of a board meeting. Noninterested board members also may serve as directors or trustees of other funds in the Franklin Templeton Group of Funds and may receive fees from these funds for their services. The fees payable to noninterested board members by the trust are subject to reductions resulting from fee caps limiting the amount of fees payable to board members who serve on other boards within the Franklin Templeton Group of Funds. The following table provides the total fees paid to noninterested board members by the trust and by the Franklin Templeton Group of Funds.


                                                     NUMBER OF BOARDS
                                      TOTAL FEES      IN THE FRANKLIN
                      TOTAL FEES     RECEIVED FROM    TEMPLETON GROUP
                       RECEIVED      THE FRANKLIN       OF FUNDS ON
                       FROM THE     TEMPLETON GROUP     WHICH EACH
NAME                    TRUST 1        OF FUNDS 2         Serves 3
-----------------------------------------------------------------------
Frank H. Abbott, III     $25,675         $159,051           27
Harris J. Ashton          26,390          361,157           48
S. Joseph Fortunato       25,097          367,835           50
Edith E. Holiday          28,650          211,400           24
Frank W.T. LaHaye         26,975          163,753           27
Gordon S. Macklin         26,390          361,157           48

1. For the fiscal year ended February 28, 1999. During the period from February 28, 1998, through May 31, 1998, fees at the rate of $1,300 per month plus $1,300 per board meeting attended were in effect.
2. For the calendar year ended December 31, 1998.
3. We base the number of boards on the number of registered investment companies in the Franklin Templeton Group of Funds. This number does not include the total number of series or funds within each investment company for which the board members are responsible. The Franklin Templeton Group of Funds currently includes 54 registered investment companies, with approximately 163 U.S. based funds or series.

Noninterested board members are reimbursed for expenses incurred in connection with attending board meetings, paid pro rata by each fund in the Franklin Templeton Group of Funds for which they serve as director or trustee. No officer or board member received any other compensation, including pension or retirement benefits, directly or indirectly from the fund or other funds in the Franklin Templeton Group of Funds. Certain officers or board members who are shareholders of Franklin Resources, Inc. may be deemed to receive indirect remuneration by virtue of their participation, if any, in the fees paid to its subsidiaries.

Board members historically have followed a policy of having substantial investments in one or more of the funds in the Franklin Templeton Group of Funds, as is consistent with their individual financial goals. In February 1998, this policy was formalized through adoption of a requirement that each board member invest one-third of fees received for serving as a director or trustee of a Templeton fund in shares of one or more Templeton funds and one-third of fees received for serving as a director or trustee of a Franklin fund in shares of one or more Franklin funds until the value of such investments equals or exceeds five times the annual fees paid such board member. Investments in the name of family members or entities controlled by a board member constitute fund holdings of such board member for purposes of this policy, and a three year phase-in period applies to such investment requirements for newly elected board members. In implementing such policy, a board member's fund holdings existing on February 27, 1998, are valued as of such date with subsequent investments valued at cost.

MANAGEMENT AND OTHER SERVICES
-------------------------------------------------------------------------------

MANAGER AND SERVICES PROVIDED The funds' manager is Franklin Advisers, Inc. The manager is a wholly owned subsidiary of Franklin Resources, Inc. (Resources), a publicly owned company engaged in the financial services industry through its subsidiaries. Charles B. Johnson and Rupert H. Johnson, Jr. are the principal shareholders of Resources.

The manager provides investment research and portfolio management services, and selects the securities for the fund to buy, hold or sell. The manager's extensive research activities include, as appropriate, traveling to meet with issuers and to review project sites. The manager also selects the brokers who execute the fund's portfolio transactions. The manager provides periodic reports to the board, which reviews and supervises the manager's investment activities. To protect the fund, the manager and its officers, directors and employees are covered by fidelity insurance.

The manager and its affiliates manage numerous other investment companies and accounts. The manager may give advice and take action with respect to any of the other funds it manages, or for its own account, that may differ from action taken by the manager on behalf of the fund. Similarly, with respect to the fund, the manager is not obligated to recommend, buy or sell, or to refrain from recommending, buying or selling any security that the manager and access persons, as defined by applicable federal securities laws, may buy or sell for its or their own account or for the accounts of any other fund. The manager is not obligated to refrain from investing in securities held by the fund or other funds it manages. Of course, any transactions for the accounts of the manager and other access persons will be made in compliance with the fund's code of ethics.

Under the fund's code of ethics, employees of the Franklin Templeton Group who are access persons may engage in personal securities transactions subject to the following general restrictions and procedures: (i) the trade must receive advance clearance from a compliance officer and must be completed by the close of the business day following the day clearance is granted; (ii) copies of all brokerage confirmations and statements must be sent to a compliance officer; (iii) all brokerage accounts must be disclosed on an annual basis; and (iv) access persons involved in preparing and making investment decisions must, in addition to (i), (ii) and (iii) above, file annual reports of their securities holdings each January and inform the compliance officer (or other designated personnel) if they own a security that is being considered for a fund or other client transaction or if they are recommending a security in which they have an ownership interest for purchase or sale by a fund or other client.

MANAGEMENT FEES  The fund pays the manager a fee equal to a monthly rate of:

o  5/96 of 1% of the value of net assets up to and including $100 million;
o 1/24 of 1% of the value of net assets over $100 million and not over $250 million; and
o  9/240 of 1% of the value of net assets in excess of $250 million.

The fee is computed at the close of business on the last business day of each month according to the terms of the management agreement. Each class of the fund's shares pays its proportionate share of the fee.

For the last three fiscal years ended February 28, the funds paid the following management fees:
                                        MANAGEMENT FEES PAID ($)
                                    1999         1998         1997
----------------------------------------------------------------------

Arizona Fund ..................  129,625 1     53,600 1      9,209 1
Florida Fund ..................  279,543 1    164,237 1    126,611 1
Insured Fund ..................8,186,468    7,894,099    7,848,890
Massachusetts Fund ............1,842,232    1,792,766    1,649,833
Michigan Fund .................5,623,372    5,414,427    5,284,581
Minnesota Fund ................2,591,321    2,465,946    2,439,817
Ohio Fund......................3,822,228    3,586,169    3,391,314

1. For the fiscal years ended February 28, 1999, 1998 and 1997, management fees, before any advance waiver, totaled $444,848, $300,020 and $238,269, respectively, for the Arizona Fund, and $697,080, $559,377 and $447,534, respectively, for the Florida Fund. Under an agreement by Advisers to limit its fees, the Arizona and Florida Funds paid the management fees shown.

ADMINISTRATOR AND SERVICES PROVIDED Franklin Templeton Services, Inc. (FT Services) has an agreement with the manager to provide certain administrative services and facilities for the fund. FT Services is wholly owned by Resources and is an affiliate of the fund's manager and principal underwriter.

The administrative services FT Services provides include preparing and maintaining books, records, and tax and financial reports, and monitoring compliance with regulatory requirements.

ADMINISTRATION FEES The manager pays FT Services a monthly fee equal to an annual rate of:

o  0.15% of the fund's average daily net assets up to $200 million;
o  0.135% of average daily net assets over $200 million up to $700 million;
o  0.10% of average daily net assets over $700 million up to $1.2 billion;
   and
o  0.075% of average daily net assets over $1.2 billion.

During the last three fiscal years ended February 28, the manager paid FT Services the following administration fees:



                                 ADMINISTRATION FEES PAID ($)
                               1999        1998         1997 1
------------------------------------------------------------------

Arizona Fund ............    95,511      70,517       23,726
Florida Fund ............   163,571     132,554       46,588
Insured Fund ............ 1,887,429   1,847,411      767,504
Massachusetts Fund ......   504,424     492,589      190,575
Michigan Fund ........... 1,460,527   1,420,284      584,545
Minnesota Fund ..........   723,693     693,528      286,923
Ohio Fund ............... 1,058,198   1,013,556      410,345

1. For the period from October 1, 1996 through February 28, 1997.

SHAREHOLDER SERVICING AND TRANSFER AGENT Franklin/Templeton Investor Services, Inc. (Investor Services) is the fund's shareholder servicing agent and acts as the fund's transfer agent and dividend-paying agent. Investor Services is located at 777 Mariners Island Blvd., San Mateo, CA 94404. Please send all correspondence to Investor Services to P.O. Box 997151, Sacramento, CA 95899-9983.

For its services, Investor Services receives a fixed fee per account. The fund also will reimburse Investor Services for certain out-of-pocket expenses, which may include payments by Investor Services to entities, including affiliated entities, that provide sub-shareholder services, recordkeeping and/or transfer agency services to beneficial owners of the fund. The amount of reimbursements for these services per benefit plan participant fund account per year will not exceed the per account fee payable by the fund to Investor Services in connection with maintaining shareholder accounts.

CUSTODIAN Bank of New York, Mutual Funds Division, 90 Washington Street, New York, NY 10286, acts as custodian of the fund's securities and other assets.

AUDITOR PricewaterhouseCoopers LLP, 333 Market Street, San Francisco, CA 94105, is each fund's independent auditor. The auditor gives an opinion on the financial statements included in the trust's Annual Report to Shareholders and reviews the trust's registration statement filed with the U.S. Securities and Exchange Commission (SEC).

PORTFOLIO TRANSACTIONS
-------------------------------------------------------------------------------

Since most purchases by the fund are principal transactions at net prices, the fund incurs little or no brokerage costs. The fund deals directly with the selling or buying principal or market maker without incurring charges for the services of a broker on its behalf, unless it is determined that a better price or execution may be obtained by using the services of a broker. Purchases of portfolio securities from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include a spread between the bid and ask prices. As a general rule, the fund does not buy securities in underwritings where it is given no choice, or only limited choice, in the designation of dealers to receive the commission. The fund seeks to obtain prompt execution of orders at the most favorable net price. Transactions may be directed to dealers in return for research and statistical information, as well as for special services provided by the dealers in the execution of orders.

It is not possible to place a dollar value on the special executions or on the research services the manager receives from dealers effecting transactions in portfolio securities. The allocation of transactions in order to obtain additional research services allows the manager to supplement its own research and analysis activities and to receive the views and information of individuals and research staffs of other securities firms. As long as it is lawful and appropriate to do so, the manager and its affiliates may use this research and data in their investment advisory capacities with other clients. If the fund's officers are satisfied that the best execution is obtained, the sale of fund shares, as well as shares of other funds in the Franklin Templeton Group of Funds, also may be considered a factor in the selection of broker-dealers to execute the fund's portfolio transactions.

If purchases or sales of securities of the fund and one or more other investment companies or clients supervised by the manager are considered at or about the same time, transactions in these securities will be allocated among the several investment companies and clients in a manner deemed equitable to all by the manager, taking into account the respective sizes of the funds and the amount of securities to be purchased or sold. In some cases this procedure could have a detrimental effect on the price or volume of the security so far as the fund is concerned. In other cases it is possible that the ability to participate in volume transactions may improve execution and reduce transaction costs to the fund.

During the last three fiscal years ended February 28, 1999, 1998 and 1997, the funds did not pay any brokerage commissions.

As of February 28, 1999, the funds did not own securities of their regular broker-dealers.

DISTRIBUTIONS AND TAXES
-------------------------------------------------------------------------------

The funds calculate dividends and capital gains the same way for each class. The amount of any income dividends per share will differ, however, generally due to the difference in the distribution and service (Rule 12b-1) fees of each class. The funds do not pay "interest" or guarantee any fixed rate of return on an investment in their shares.

DISTRIBUTIONS OF NET INVESTMENT INCOME The funds receive income generally in the form of interest on their investments. This income, less expenses incurred in the operation of the funds, constitutes the funds' net investment income from which dividends may be paid to you.

By meeting certain requirements of the Internal Revenue Code, the funds have qualified and continue to qualify to pay exempt-interest dividends to you. These dividends are derived from interest income exempt from regular federal income tax, and are not subject to regular federal income tax when they are distributed to you. In addition, to the extent that exempt-interest dividends are derived from interest on obligations of a state or its political subdivisions, or from interest on qualifying U.S. territorial obligations (including qualifying obligations of Puerto Rico, the U.S. Virgin Islands or Guam), they also will be exempt from that state's personal income taxes. Most states generally do not grant tax-free treatment to interest on state and municipal securities of other states.

The funds may earn taxable income on any temporary investments, on the discount from stripped obligations or their coupons, on income from securities loans or other taxable transactions, or on ordinary income derived from the sale of market discount bonds. Any fund distributions from such income will be taxable to you as ordinary income, whether you receive them in cash or in additional shares.

DISTRIBUTIONS OF CAPITAL GAINS The funds may derive capital gains and losses in connection with sales or other dispositions of their portfolio securities. Distributions from net short-term capital gains will be taxable to you as ordinary income. Distributions from net long-term capital gains will be taxable to you as long-term capital gain, regardless of how long you have held your shares in a fund. Any net capital gains realized by a fund generally will be distributed once each year, and may be distributed more frequently, if necessary, in order to reduce or eliminate excise or income taxes on the fund.

INFORMATION ON THE TAX CHARACTER OF DISTRIBUTIONS The funds will inform you of the amount of your ordinary income dividends and capital gains distributions at the time they are paid, and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year, including the portion of the distributions that on average comprise taxable income or interest income that is a tax preference item under the alternative minimum tax. If you have not held fund shares for a full year, a fund may designate and distribute to you, as taxable, tax-exempt or tax preference income, a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the fund.

ELECTION TO BE TAXED AS A REGULATED INVESTMENT COMPANY Each fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code, has qualified as such for its most recent fiscal year, and intends to so qualify during the current fiscal year. As regulated investment companies, the funds generally pay no federal income tax on the income and gains they distribute to you. The board reserves the right not to maintain the qualification of a fund as a regulated investment company if it determines such course of action to be beneficial to shareholders. In such case, a fund will be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to you will be taxed as ordinary dividend income to the extent of such fund's earnings and profits.

EXCISE TAX DISTRIBUTION REQUIREMENTS To avoid federal excise taxes, the Internal Revenue Code requires each fund to distribute to you by December 31 of each year, at a minimum, the following amounts: 98% of its taxable ordinary income earned during the calendar year; 98% of its capital gain net income earned during the twelve month period ending October 31; and 100% of any undistributed amounts from the prior year. Each fund intends to declare and pay these amounts in December (or in January that are treated by you as received in December) to avoid these excise taxes, but can give no assurances that its distributions will be sufficient to eliminate all taxes.

REDEMPTION OF FUND SHARES Redemptions and exchanges of fund shares are taxable transactions for federal and state income tax purposes. If you redeem your fund shares, or exchange your fund shares for shares of a different Franklin Templeton Fund, the IRS will require that you report a gain or loss on your redemption or exchange. If you hold your shares as a capital asset, the gain or loss that you realize will be capital gain or loss and will be long-term or short-term, generally depending on how long you hold your shares. Any loss incurred on the redemption or exchange of shares held for six months or less will be disallowed to the extent of any exempt-interest dividends distributed to you with respect to your fund shares and any remaining loss will be treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by the fund on those shares.

All or a portion of any loss that you realize upon the redemption of your fund shares will be disallowed to the extent that you buy other shares in the fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules will be added to your tax basis in the new shares you buy.

DEFERRAL OF BASIS If you redeem some or all of your shares in a fund, and then reinvest the sales proceeds in such fund or in another Franklin Templeton Fund within 90 days of buying the original shares, the sales charge that would otherwise apply to your reinvestment may be reduced or eliminated. The IRS will require you to report gain or loss on the redemption of your original shares in a fund. In doing so, all or a portion of the sales charge that you paid for your original shares in a fund will be excluded from your tax basis in the shares sold (for the purpose of determining gain or loss upon the sale of such shares). The portion of the sales charge excluded will equal the amount that the sales charge is reduced on your reinvestment. Any portion of the sales charge excluded from your tax basis in the shares sold will be added to the tax basis of the shares you acquire from your reinvestment.

DIVIDENDS-RECEIVED DEDUCTION FOR CORPORATIONS Because each fund's income consists of interest rather than dividends, no portion of its distributions generally will be eligible for the corporate dividends-received deduction. None of the dividends paid by the funds for the most recent fiscal year qualified for such deduction, and it is anticipated that none of the current year's dividends will so qualify.

INVESTMENT IN COMPLEX SECURITIES Each fund may invest in complex securities. These investments may be subject to numerous special and complex tax rules. These rules could affect whether gains and losses recognized by a fund are treated as ordinary income or capital gain, accelerate the recognition of income to a fund and/or defer a fund's ability to recognize losses. In turn, these rules may affect the amount, timing or character of the income distributed to you by a fund.

TREATMENT OF PRIVATE ACTIVITY BOND INTEREST Interest on certain private activity bonds, while still exempt from regular federal income tax, is a preference item for taxpayers when determining their alternative minimum tax under the Internal Revenue Code and under the income tax provisions of several states. Private activity bond interest could subject you to or increase your liability under federal and state alternative minimum taxes, depending on your individual or corporate tax position. Persons who are defined in the Internal Revenue Code as substantial users (or persons related to such users) of facilities financed by private activity bonds should consult with their tax advisors before buying fund shares.

ORGANIZATION, VOTING RIGHTS AND PRINCIPAL HOLDERS
-------------------------------------------------------------------------------

The funds are series of Franklin Tax-Free Trust, an open-end management investment company, commonly called a mutual fund. The trust was organized as a Massachusetts business trust in September 1984, and is registered with the SEC.

As a shareholder of a Massachusetts business trust, you could, under certain circumstances, be held personally liable as a partner for its obligations. The Agreement and Declaration of Trust, however, contains an express disclaimer of shareholder liability for acts or obligations of the fund. The Declaration of Trust also provides for indemnification and reimbursement of expenses out of the fund's assets if you are held personally liable for obligations of the fund. The Declaration of Trust provides that the fund shall, upon request, assume the defense of any claim made against you for any act or obligation of the fund and satisfy any judgment thereon. All such rights are limited to the assets of the fund. The Declaration of Trust further provides that the fund may maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the fund, its shareholders, trustees, officers, employees and agents to cover possible tort and other liabilities. Furthermore, the activities of the fund as an investment company, as distinguished from an operating company, would not likely give rise to liabilities in excess of the fund's total assets. Thus, the risk that you would incur financial loss on account of shareholder liability is limited to the unlikely circumstance in which both inadequate insurance exists and the fund itself is unable to meet its obligations.

Each fund, except for the Arizona and Florida Funds, currently offers two classes of shares, Class A and Class C. Before January 1, 1999, Class A shares were designated Class I and Class C shares were designated Class II. The funds may offer additional classes of shares in the future. The full title of each class is:

o  Franklin Arizona Insured Tax-Free Income Fund -  Class A
o  Franklin Florida Insured Tax-Free Income Fund -  Class A
o  Franklin Insured Tax-Free Income Fund -  Class A
o  Franklin Insured Tax-Free Income Fund -  Class C
o  Franklin Massachusetts Insured Tax-Free Income Fund -  Class A
o  Franklin Massachusetts Insured Tax-Free Income Fund -  Class C
o  Franklin Michigan Insured Tax-Free Income Fund -  Class A
o  Franklin Michigan Tax-Free Insured Income Fund -  Class C
o  Franklin Minnesota Insured Tax-Free Income Fund -  Class A
o  Franklin Minnesota Insured Tax-Free Income Fund -  Class C
o  Franklin Ohio Insured Tax-Free Income Fund -  Class A
o  Franklin Ohio Insured Tax-Free Income Fund -  Class C

Shares of each class represent proportionate interests in the fund's assets. On matters that affect the fund as a whole, each class has the same voting and other rights and preferences as any other class. On matters that affect only one class, only shareholders of that class may vote. Each class votes separately on matters affecting only that class, or expressly required to be voted on separately by state or federal law. Shares of each class of a series have the same voting and other rights and preferences as the other classes and series of the trust for matters that affect the trust as a whole. Additional series may be offered in the future.

The trust has noncumulative voting rights. For board member elections, this gives holders of more than 50% of the shares voting the ability to elect all of the members of the board. If this happens, holders of the remaining shares voting will not be able to elect anyone to the board.

The trust does not intend to hold annual shareholder meetings. The trust or a series of the trust may hold special meetings, however, for matters requiring shareholder approval. A meeting may be called by the board to consider the removal of a board member if requested in writing by shareholders holding at least 10% of the outstanding shares. In certain circumstances, we are required to help you communicate with other shareholders about the removal of a board member. A special meeting also may be called by the board in its discretion.

From time to time, the number of fund shares held in the "street name" accounts of various securities dealers for the benefit of their clients or in centralized securities depositories may exceed 5% of the total shares outstanding. To the best knowledge of the fund, no other person holds beneficially or of record more than 5% of the outstanding shares of any class.

As of April 12, 1999, the officers and board members, as a group, owned of record and beneficially less than 1% of the outstanding shares of each fund and class. The board members may own shares in other funds in the Franklin Templeton Group of Funds.

BUYING AND SELLING SHARES
-------------------------------------------------------------------------------

The fund continuously offers its shares through securities dealers who have an agreement with Franklin Templeton Distributors, Inc. (Distributors). A securities dealer includes any financial institution that, either directly or through affiliates, has an agreement with Distributors to handle customer orders and accounts with the fund. This reference is for convenience only and does not indicate a legal conclusion of capacity. Banks and financial institutions that sell shares of the fund may be required by state law to register as securities dealers.

For investors outside the U.S., the offering of fund shares may be limited in many jurisdictions. An investor who wishes to buy shares of the fund should determine, or have a broker-dealer determine, the applicable laws and regulations of the relevant jurisdiction. Investors are responsible for compliance with tax, currency exchange or other regulations applicable to redemption and purchase transactions in any jurisdiction to which they may be subject. Investors should consult appropriate tax and legal advisors to obtain information on the rules applicable to these transactions.

All checks, drafts, wires and other payment mediums used to buy or sell shares of the fund must be denominated in U.S. dollars. We may, in our sole discretion, either (a) reject any order to buy or sell shares denominated in any other currency or (b) honor the transaction or make adjustments to your account for the transaction as of a date and with a foreign currency exchange factor determined by the drawee bank.

When you buy shares, if you submit a check or a draft that is returned unpaid to the fund we may impose a $10 charge against your account for each returned item.

If you buy shares through the reinvestment of dividends, the shares will be purchased at the net asset value determined on the business day following the dividend record date (sometimes known as the "ex-dividend date"). The processing date for the reinvestment of dividends may vary and does not affect the amount or value of the shares acquired.

INITIAL SALES CHARGES The maximum initial sales charge is 4.25% for Class A and 1% for Class C.

The initial sales charge for Class A shares may be reduced for certain large purchases, as described in the prospectus. We offer several ways for you to combine your purchases in the Franklin Templeton Funds to take advantage of the lower sales charges for large purchases. The Franklin Templeton Funds include the U.S. registered mutual funds in the Franklin Group of Funds(R) and the Templeton Group of Funds except Franklin Valuemark Funds, Templeton Capital Accumulator Fund, Inc., and Templeton Variable Products Series Fund.

CUMULATIVE QUANTITY DISCOUNT. For purposes of calculating the sales charge on Class A shares, you may combine the amount of your current purchase with the cost or current value, whichever is higher, of your existing shares in the Franklin Templeton Funds. You also may combine the shares of your spouse, children under the age of 21 or grandchildren under the age of 21. If you are the sole owner of a company, you also may add any company accounts, including retirement plan accounts.

LETTER OF INTENT (LOI). You may buy Class A shares at a reduced sales charge by completing the letter of intent section of your account application. A letter of intent is a commitment by you to invest a specified dollar amount during a 13 month period. The amount you agree to invest determines the sales charge you pay. By completing the letter of intent section of the application, you acknowledge and agree to the following:

o You authorize Distributors to reserve 5% of your total intended purchase in Class A shares registered in your name until you fulfill your LOI. Your periodic statements will include the reserved shares in the total shares you own, and we will pay or reinvest dividend and capital gain distributions on the reserved shares according to the distribution option you have chosen.

o You give Distributors a security interest in the reserved shares and appoint Distributors as attorney-in-fact.

o Distributors may sell any or all of the reserved shares to cover any additional sales charge if you do not fulfill the terms of the LOI.

o Although you may exchange your shares, you may not sell reserved shares until you complete the LOI or pay the higher sales charge.

After you file your LOI with the fund, you may buy Class A shares at the sales charge applicable to the amount specified in your LOI. Sales charge reductions based on purchases in more than one Franklin Templeton Fund will be effective only after notification to Distributors that the investment qualifies for a discount. Any Class A purchases you made within 90 days before you filed your LOI also may qualify for a retroactive reduction in the sales charge. If you file your LOI with the fund before a change in the fund's sales charge, you may complete the LOI at the lower of the new sales charge or the sales charge in effect when the LOI was filed.

Your holdings in the Franklin Templeton Funds acquired more than 90 days before you filed your LOI will be counted towards the completion of the LOI, but they will not be entitled to a retroactive reduction in the sales charge. Any redemptions you make during the 13 month period will be subtracted from the amount of the purchases for purposes of determining whether the terms of the LOI have been completed.

If the terms of your LOI are met, the reserved shares will be deposited to an account in your name or delivered to you or as you direct. If the amount of your total purchases, less redemptions, is more than the amount specified in your LOI and is an amount that would qualify for a further sales charge reduction, a retroactive price adjustment will be made by Distributors and the securities dealer through whom purchases were made. The price adjustment will be made on purchases made within 90 days before and on those made after you filed your LOI and will be applied towards the purchase of additional shares at the offering price applicable to a single purchase or the dollar amount of the total purchases.

If the amount of your total purchases, less redemptions, is less than the amount specified in your LOI, the sales charge will be adjusted upward, depending on the actual amount purchased (less redemptions) during the period. You will need to send Distributors an amount equal to the difference in the actual dollar amount of sales charge paid and the amount of sales charge that would have applied to the total purchases if the total of the purchases had been made at one time. Upon payment of this amount, the reserved shares held for your account will be deposited to an account in your name or delivered to you or as you direct. If within 20 days after written request the difference in sales charge is not paid, we will redeem an appropriate number of reserved shares to realize the difference. If you redeem the total amount in your account before you fulfill your LOI, we will deduct the additional sales charge due from the sale proceeds and forward the balance to you.

GROUP PURCHASES. If you are a member of a qualified group, you may buy Class A shares at a reduced sales charge that applies to the group as a whole. The sales charge is based on the combined dollar value of the group members' existing investments, plus the amount of the current purchase.

A qualified group is one that:

o  Was formed at least six months ago,

o  Has a purpose other than buying fund shares at a discount,

o  Has more than 10 members,

o  Can arrange for meetings between our representatives and group members,

o Agrees to include Franklin Templeton Fund sales and other materials in publications and mailings to its members at reduced or no cost to Distributors,

o Agrees to arrange for payroll deduction or other bulk transmission of investments to the fund, and

o Meets other uniform criteria that allow Distributors to achieve cost savings in distributing shares.

WAIVERS FOR INVESTMENTS FROM CERTAIN PAYMENTS. Class A shares may be purchased without an initial sales charge or contingent deferred sales charge
(CDSC) by investors who reinvest within 365 days:

o  Dividend and capital gain distributions from any Franklin Templeton
   Fund. The distributions generally must be reinvested in the same share class. Certain exceptions apply, however, to Class C shareholders who chose to reinvest their distributions in Class A shares of the fund before November 17, 1997, and to Advisor Class or Class Z shareholders of a Franklin Templeton Fund who may reinvest their distributions in the fund's Class A shares. This waiver category also applies to Class [B and] C shares.

o Dividend or capital gain distributions from a real estate investment trust (REIT) sponsored or advised by Franklin Properties, Inc.

o Annuity payments received under either an annuity option or from death benefit proceeds, if the annuity contract offers as an investment option the Franklin Valuemark Funds or the Templeton Variable Products Series Fund. You should contact your tax advisor for information on any tax consequences that may apply.

o Redemption proceeds from a repurchase of shares of Franklin Floating Rate Trust, if the shares were continuously held for at least 12 months.

   If you immediately placed your redemption proceeds in a Franklin Bank CD or a Franklin Templeton money fund, you may reinvest them as described above. The proceeds must be reinvested within 365 days from the date the CD matures, including any rollover, or the date you redeem your money fund shares.

o Redemption proceeds from the sale of Class A shares of any of the Templeton Global Strategy Funds if you are a qualified investor.

   If you paid a CDSC when you redeemed your Class A shares from a Templeton Global Strategy Fund, a new CDSC will apply to your purchase of fund shares and the CDSC holding period will begin again. We will, however, credit your fund account with additional shares based on the CDSC you previously paid and the amount of the redemption proceeds that you reinvest.

   If you immediately placed your redemption proceeds in a Franklin Templeton money fund, you may reinvest them as described above. The proceeds must be reinvested within 365 days from the date they are redeemed from the money fund.

WAIVERS FOR CERTAIN INVESTORS. Class A shares also may be purchased without an initial sales charge or CDSC by various individuals and institutions due to anticipated economies in sales efforts and expenses, including:

o Trust companies and bank trust departments agreeing to invest in Franklin Templeton Funds over a 13 month period at least $1 million of assets held in a fiduciary, agency, advisory, custodial or similar capacity and over which the trust companies and bank trust departments or other plan fiduciaries or participants, in the case of certain retirement plans, have full or shared investment discretion. We will accept orders for these accounts by mail accompanied by a check or by telephone or other means of electronic data transfer directly from the bank or trust company, with payment by federal funds received by the close of business on the next business day following the order.

o Any state or local government or any instrumentality, department, authority or agency thereof that has determined the fund is a legally permissible investment and that can only buy fund shares without paying sales charges. Please consult your legal and investment advisors to determine if an investment in the fund is permissible and suitable for you and the effect, if any, of payments by the fund on arbitrage rebate calculations.

o Broker-dealers, registered investment advisors or certified financial planners who have entered into an agreement with Distributors for clients participating in comprehensive fee programs

o Qualified registered investment advisors who buy through a broker-dealer or service agent who has entered into an agreement with Distributors

o Registered securities dealers and their affiliates, for their investment accounts only

o Current employees of securities dealers and their affiliates and their family members, as allowed by the internal policies of their employer

o Officers, trustees, directors and full-time employees of the Franklin Templeton Funds or the Franklin Templeton Group, and their family members, consistent with our then-current policies

o Any investor who is currently a Class Z shareholder of Franklin Mutual Series Fund Inc. (Mutual Series), or who is a former Mutual Series Class Z shareholder who had an account in any Mutual Series fund on October 31, 1996, or who sold his or her shares of Mutual Series Class Z within the past 365 days

o Investment companies exchanging shares or selling assets pursuant to a merger, acquisition or exchange offer

o  Accounts managed by the Franklin Templeton Group

o Certain unit investment trusts and their holders reinvesting distributions from the trusts

SALES IN TAIWAN. Under agreements with certain banks in Taiwan, Republic of China, the fund's shares are available to these banks' trust accounts without a sales charge. The banks may charge service fees to their customers who participate in the trusts. A portion of these service fees may be paid to Distributors or one of its affiliates to help defray expenses of maintaining a service office in Taiwan, including expenses related to local literature fulfillment and communication facilities.

The fund's Class A shares may be offered to investors in Taiwan through securities advisory firms known locally as Securities Investment Consulting Enterprises. In conformity with local business practices in Taiwan, Class A shares may be offered with the following schedule of sales charges:

SIZE OF PURCHASE - U.S. DOLLARS          SALES CHARGE (%)
------------------------------------------------------------
Under $30,000                            3.0
$30,000 but less than $100,000           2.0
$100,000 but less than $400,000          1.0
$400,000 or more                         0

DEALER COMPENSATION Securities dealers may at times receive the entire sales charge. A securities dealer who receives 90% or more of the sales charge may be deemed an underwriter under the Securities Act of 1933, as amended. Financial institutions or their affiliated brokers may receive an agency transaction fee in the percentages indicated in the dealer compensation table in the fund's prospectus.

Distributors may pay the following commissions, out of its own resources, to securities dealers who initiate and are responsible for purchases of Class A shares of $1 million or more: 0.75% on sales of $1 million to $2 million, plus 0.60% on sales over $2 million to $3 million, plus 0.50% on sales over $3 million to $50 million, plus 0.25% on sales over $50 million to $100 million, plus 0.15% on sales over $100 million.

These breakpoints are reset every 12 months for purposes of additional purchases.

Distributors and/or its affiliates provide financial support to various securities dealers that sell shares of the Franklin Templeton Group of Funds. This support is based primarily on the amount of sales of fund shares. The amount of support may be affected by: total sales; net sales; levels of redemptions; the proportion of a securities dealer's sales and marketing efforts in the Franklin Templeton Group of Funds; a securities dealer's support of, and participation in, Distributors' marketing programs; a securities dealer's compensation programs for its registered representatives; and the extent of a securities dealer's marketing programs relating to the Franklin Templeton Group of Funds. Financial support to securities dealers may be made by payments from Distributors' resources, from Distributors' retention of underwriting concessions and, in the case of funds that have Rule 12b-1 plans, from payments to Distributors under such plans. In addition, certain securities dealers may receive brokerage commissions generated by fund portfolio transactions in accordance with the rules of the National Association of Securities Dealers, Inc.

Distributors routinely sponsors due diligence meetings for registered representatives during which they receive updates on various Franklin Templeton Funds and are afforded the opportunity to speak with portfolio managers. Invitation to these meetings is not conditioned on selling a specific number of shares. Those who have shown an interest in the Franklin Templeton Funds, however, are more likely to be considered. To the extent permitted by their firm's policies and procedures, registered representatives' expenses in attending these meetings may be covered by Distributors.

CONTINGENT DEFERRED SALES CHARGE (CDSC) If you invest $1 million or more in Class A shares, either as a lump sum or through our cumulative quantity discount or letter of intent programs, a CDSC may apply on any shares you sell within 12 months of purchase. For Class C shares, a CDSC may apply if you sell your shares within 18 months of purchase. The CDSC is 1% of the value of the shares sold or the net asset value at the time of purchase, whichever is less.

CDSC WAIVERS.  The CDSC for any share class generally will be waived for:

o  Account fees

o Redemptions of Class A shares by investors who purchased $1 million or more without an initial sales charge if the securities dealer of record waived its commission in connection with the purchase

o Redemptions by the fund when an account falls below the minimum required account size

o  Redemptions following the death of the shareholder or beneficial owner

o  Redemptions through a systematic withdrawal plan set up before February
   1, 1995

o Redemptions through a systematic withdrawal plan set up on or after February 1, 1995, up to 1% monthly, 3% quarterly, 6% semiannually or 12% annually of your account's net asset value depending on the frequency of your plan

EXCHANGE PRIVILEGE If you request the exchange of the total value of your account, accrued but unpaid income dividends and capital gain distributions will be reinvested in the fund at net asset value on the date of the exchange, and then the entire share balance will be exchanged into the new fund. Backup withholding and information reporting may apply.

If a substantial number of shareholders should, within a short period, sell their fund shares under the exchange privilege, the fund might have to sell portfolio securities it might otherwise hold and incur the additional costs related to such transactions. On the other hand, increased use of the exchange privilege may result in periodic large inflows of money. If this occurs, it is the fund's general policy to initially invest this money in short-term, tax-exempt municipal securities, unless it is believed that attractive investment opportunities consistent with the fund's investment goals exist immediately. This money will then be withdrawn from the short-term, tax-exempt municipal securities and invested in portfolio securities in as orderly a manner as is possible when attractive investment opportunities arise.

The proceeds from the sale of shares of an investment company are generally not available until the seventh day following the sale. The funds you are seeking to exchange into may delay issuing shares pursuant to an exchange until that seventh day. The sale of fund shares to complete an exchange will be effected at net asset value at the close of business on the day the request for exchange is received in proper form.

SYSTEMATIC WITHDRAWAL PLAN Our systematic withdrawal plan allows you to sell your shares and receive regular payments from your account on a monthly, quarterly, semiannual or annual basis. The value of your account must be at least $5,000 and the minimum payment amount for each withdrawal must be at least $50. There are no service charges for establishing or maintaining a systematic withdrawal plan. Once your plan is established, any distributions paid by the fund will be automatically reinvested in your account.

Payments under the plan will be made from the redemption of an equivalent amount of shares in your account, generally on the 25th day of the month in which a payment is scheduled. If the 25th falls on a weekend or holiday, we will process the redemption on the next business day. When you sell your shares under a systematic withdrawal plan, it is a taxable transaction.

To avoid paying sales charges on money you plan to withdraw within a short period of time, you may not want to set up a systematic withdrawal plan if you plan to buy shares on a regular basis. Shares sold under the plan also may be subject to a CDSC.

Redeeming shares through a systematic withdrawal plan may reduce or exhaust the shares in your account if payments exceed distributions received from the fund. This is especially likely to occur if there is a market decline. If a withdrawal amount exceeds the value of your account, your account will be closed and the remaining balance in your account will be sent to you. Because the amount withdrawn under the plan may be more than your actual yield or income, part of the payment may be a return of your investment.

You may discontinue a systematic withdrawal plan, change the amount and schedule of withdrawal payments, or suspend one payment by notifying us by mail or by phone at least seven business days before the end of the month preceding a scheduled payment. The fund may discontinue a systematic withdrawal plan by notifying you in writing and will automatically discontinue a systematic withdrawal plan if all shares in your account are withdrawn or if the fund receives notification of the shareholder's death or incapacity.

REDEMPTIONS IN KIND The fund has committed itself to pay in cash (by check) all requests for redemption by any shareholder of record, limited in amount, however, during any 90-day period to the lesser of $250,000 or 1% of the value of the fund's net assets at the beginning of the 90-day period. This commitment is irrevocable without the prior approval of the U.S. Securities and Exchange Commission (SEC). In the case of redemption requests in excess of these amounts, the board reserves the right to make payments in whole or in part in securities or other assets of the fund, in case of an emergency, or if the payment of such a redemption in cash would be detrimental to the existing shareholders of the fund. In these circumstances, the securities distributed would be valued at the price used to compute the fund's net assets and you may incur brokerage fees in converting the securities to cash. The fund does not intend to redeem illiquid securities in kind. If this happens, however, you may not be able to recover your investment in a timely manner.

SHARE CERTIFICATES We will credit your shares to your fund account. We do not issue share certificates unless you specifically request them. This eliminates the costly problem of replacing lost, stolen or destroyed certificates. If a certificate is lost, stolen or destroyed, you may have to pay an insurance premium of up to 2% of the value of the certificate to replace it.

Any outstanding share certificates must be returned to the fund if you want to sell or exchange those shares or if you would like to start a systematic withdrawal plan. The certificates should be properly endorsed. You can do this either by signing the back of the certificate or by completing a share assignment form. For your protection, you may prefer to complete a share assignment form and to send the certificate and assignment form in separate envelopes.

GENERAL INFORMATION If dividend checks are returned to the fund marked "unable to forward" by the postal service, we will consider this a request by you to change your dividend option to reinvest all distributions. The proceeds will be reinvested in additional shares at net asset value until we receive new instructions.

Distribution or redemption checks sent to you do not earn interest or any other income during the time the checks remain uncashed. Neither the fund nor its affiliates will be liable for any loss caused by your failure to cash such checks. The fund is not responsible for tracking down uncashed checks, unless a check is returned as undeliverable.

In most cases, if mail is returned as undeliverable we are required to take certain steps to try to find you free of charge. If these attempts are unsuccessful, however, we may deduct the costs of any additional efforts to find you from your account. These costs may include a percentage of the account when a search company charges a percentage fee in exchange for its location services.

The wiring of redemption proceeds is a special service that we make available whenever possible. By offering this service to you, the fund is not bound to meet any redemption request in less than the seven day period prescribed by law. Neither the fund nor its agents shall be liable to you or any other person if, for any reason, a redemption request by wire is not processed as described in the prospectus.

Franklin Templeton Investor Services, Inc. (Investor Services) may pay certain financial institutions that maintain omnibus accounts with the fund on behalf of numerous beneficial owners for recordkeeping operations performed with respect to such owners. For each beneficial owner in the omnibus account, the fund may reimburse Investor Services an amount not to exceed the per account fee that the fund normally pays Investor Services. These financial institutions also may charge a fee for their services directly to their clients.

If you buy or sell shares through your securities dealer, we use the net asset value next calculated after your securities dealer receives your request, which is promptly transmitted to the fund. If you sell shares through your securities dealer, it is your dealer's responsibility to transmit the order to the fund in a timely fashion. Your redemption proceeds will not earn interest between the time we receive the order from your dealer and the time we receive any required documents. Any loss to you resulting from your dealer's failure to transmit your redemption order to the fund in a timely fashion must be settled between you and your securities dealer.

Certain shareholder servicing agents may be authorized to accept your transaction request.

For institutional accounts, there may be additional methods of buying or selling fund shares than those described in this SAI or in the prospectus.

In the event of disputes involving multiple claims of ownership or authority to control your account, the fund has the right (but has no obligation) to:
(a) freeze the account and require the written agreement of all persons deemed by the fund to have a potential property interest in the account, before executing instructions regarding the account; (b) interplead disputed funds or accounts with a court of competent jurisdiction; or (c) surrender ownership of all or a portion of the account to the IRS in response to a notice of levy.

PRICING SHARES
-------------------------------------------------------------------------------

When you buy shares, you pay the offering price. The offering price is the net asset value (NAV) per share plus any applicable sales charge, calculated to two decimal places using standard rounding criteria. When you sell shares, you receive the NAV minus any applicable CDSC.

The value of a mutual fund is determined by deducting the fund's liabilities from the total assets of the portfolio. The net asset value per share is determined by dividing the net asset value of the fund by the number of shares outstanding.

The fund calculates the NAV per share of each class each business day at the close of trading on the New York Stock Exchange (normally 1:00 p.m. pacific time). The fund does not calculate the NAV on days the New York Stock Exchange (NYSE) is closed for trading, which include New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

When determining its NAV, the fund values cash and receivables at their realizable amounts, and records interest as accrued . The fund values over-the-counter portfolio securities within the range of the most recent quoted bid and ask prices. If portfolio securities trade both in the over-the-counter market and on a stock exchange, the fund values them according to the broadest and most representative market as determined by the manager. Municipal securities generally trade in the over-the-counter market rather than on a securities exchange. In the absence of a sale or reported bid and ask prices, information with respect to bond and note transactions, quotations from bond dealers, market transactions in comparable securities, and various relationships between securities are used to determine the value of municipal securities.

Other securities for which market quotations are readily available are valued at the current market price, which may be obtained from a pricing service, based on a variety of factors including recent trades, institutional size trading in similar types of securities (considering yield, risk and maturity) and/or developments related to specific issues. Securities and other assets for which market prices are not readily available are valued at fair value as determined following procedures approved by the board. With the approval of the board, the fund may use a pricing service, bank or securities dealer to perform any of the above described functions.

THE UNDERWRITER
-------------------------------------------------------------------------------

Franklin Templeton Distributors, Inc. (Distributors) acts as the principal underwriter in the continuous public offering of the fund's shares. Distributors is located at 777 Mariners Island Blvd., San Mateo, CA 94404.

Distributors pays the expenses of the distribution of fund shares, including advertising expenses and the costs of printing sales material and prospectuses used to offer shares to the public. The fund pays the expenses of preparing and printing amendments to its registration statements and prospectuses (other than those necessitated by the activities of Distributors) and of sending prospectuses to existing shareholders.

The table below shows the aggregate underwriting commissions Distributors received in connection with the offering of the fund's shares, the net underwriting discounts and commissions Distributors retained after allowances to dealers, and the amounts Distributors received in connection with redemptions or repurchases of shares for the last three fiscal years ended February 28:

                                                           AMOUNT
                                                         RECEIVED IN
                                                         CONNECTION
                             TOTAL        AMOUNT           WITH
                          COMMISSIONS   RETAINED BY      REDEMPTIONS AND
                         RECEIVED ($)  DISTRIBUTORS ($)  REPURCHASES ($)
------------------------------------------------------------------------------

1999
Arizona Fund ............  477,674     32,175                    0
Florida Fund ............  610,778     42,251                   85
Insured Fund ............3,799,368    242,769               38,597
Massachusetts Fund ......1,115,229     66,155               24,083
Michigan Fund ...........2,630,865    163,572               10,821
Minnesota Fund ..........1,378,166     80,608                6,400
Ohio Fund ...............2,308,355    146,830               15,696


1998
Arizona Fund.............  444,372     30,899                    0
Florida Fund.............  643,277     42,185                    0
Insured Fund.............3,458,998    223,393                9,982
Massachusetts Fund.......  971,661     60,293                4,495
Michigan Fund............2,762,586    167,731               18,468
Minnesota Fund...........1,114,812     67,354                1,216
Ohio Fund................2,325,085    145,477                6,228

1997
Arizona Fund.............  325,449     20,962                    0
Florida Fund ............  471,751     30,514                    0
Insured Fund ............3,651,499    232,191                6,263
Massachusetts Fund ......  996,784     64,688                1,328
Michigan Fund ...........3,025,658    186,288                7,786
Minnesota Fund ..........1,061,069     65,580                2,804
Ohio Fund ...............2,389,162    144,651                9,688


Distributors may be entitled to reimbursement under the Rule 12b-1 plans, as discussed below. Except as noted, Distributors received no other compensation from the fund for acting as underwriter.

DISTRIBUTION AND SERVICE (12B-1) FEES Each class has a separate distribution or "Rule 12b-1" plan. Under each plan, the fund shall pay or may reimburse Distributors or others for the expenses of activities that are primarily intended to sell shares of the class. These expenses may include, among others, distribution or service fees paid to securities dealers or others who have executed a servicing agreement with the fund, Distributors or its affiliates; a prorated portion of Distributors' overhead expenses; and the expenses of printing prospectuses and reports used for sales purposes, and preparing and distributing sales literature and advertisements.

The distribution and service (12b-1) fees charged to each class are based only on the fees attributable to that particular class.

THE CLASS A PLAN. Payments by the fund under the Class A plan may not exceed 0.15% for the Florida and Arizona Funds and 0.10% for the remaining funds per year of Class A's average daily net assets, payable quarterly. All distribution expenses over this amount will be borne by those who have incurred them.

In implementing the Class A plan, the board has determined that the annual fees payable under the plan will be equal to the sum of: (i) the amount obtained by multiplying 0.10% by the average daily net assets represented by the fund's Class A shares that were acquired by investors on or after May 1, 1994, the effective date of the plan (new assets), and (ii) the amount obtained by multiplying 0.05% by the average daily net assets represented by the fund's Class A shares that were acquired before May 1, 1994 (old assets). These fees will be paid to the current securities dealer of record on the account. In addition, until such time as the maximum payment of 0.10% is reached on a yearly basis, up to an additional 0.02% will be paid to Distributors under the plan. When the fund reaches $4 billion is assets, the amount to be paid to Distributors will be reduced from 0.02% to 0.01%. The payments made to Distributors will be used by Distributors to defray other marketing expenses that have been incurred in accordance with the plan, such as advertising.

The fee is a Class A expense. This means that all Class A shareholders, regardless of when they purchased their shares, will bear Rule 12b-1 expenses at the same rate. The initial rate will be at least 0.07% (0.05% plus 0.02%) of the average daily net assets of Class A and, as Class A shares are sold on or after May 1, 1994, will increase over time. Thus, as the proportion of Class A shares purchased on or after May 1, 1994, increases in relation to outstanding Class A shares, the expenses attributable to payments under the plan also will increase (but will not exceed 0.10% of average daily net assets). While this is the currently anticipated calculation for fees payable under the Class A plan, the plan permits the board to allow the fund to pay a full 0.10% on all assets at any time. The approval of the board would be required to change the calculation of the payments to be made under the Class A plan.

The Class A plan does not permit unreimbursed expenses incurred in a particular year to be carried over to or reimbursed in later years.

THE CLASS C PLAN. Under the Class C plan, each fund pays Distributors up to % per year of the class's average daily net assets, payable quarterly, to pay Distributors or others for providing distribution and related services and bearing certain expenses. All distribution expenses over this amount will be borne by those who have incurred them. The fund also may pay a servicing fee of up to 0.15% per year of the class's average daily net assets, payable quarterly. This fee may be used to pay securities dealers or others for, among other things, helping to establish and maintain customer accounts and records, helping with requests to buy and sell shares, receiving and answering correspondence, monitoring dividend payments from the fund on behalf of customers, and similar servicing and account maintenance activities.

The expenses relating to the Class C plan also are used to pay Distributors for advancing the commission costs to securities dealers with respect to the initial sale of Class C shares.

THE CLASS A AND C PLANS. In addition to the payments that Distributors or others are entitled to under each plan, each plan also provides that to the extent the fund, the manager or Distributors or other parties on behalf of the fund, the manager or Distributors make payments that are deemed to be for the financing of any activity primarily intended to result in the sale of fund shares within the context of Rule 12b-1 under the Investment Company Act of 1940, as amended, then such payments shall be deemed to have been made pursuant to the plan. The terms and provisions of each plan relating to required reports, term, and approval are consistent with Rule 12b-1.

In no event shall the aggregate asset-based sales charges, which include payments made under each plan, plus any other payments deemed to be made pursuant to a plan, exceed the amount permitted to be paid under the rules of the National Association of Securities Dealers, Inc.

To the extent fees are for distribution or marketing functions, as distinguished from administrative servicing or agency transactions, certain banks will not be entitled to participate in the plans as a result of applicable federal law prohibiting certain banks from engaging in the distribution of mutual fund shares. These banking institutions, however, are permitted to receive fees under the plans for administrative servicing or for agency transactions. If you are a customer of a bank that is prohibited from providing these services, you would be permitted to remain a shareholder of the fund, and alternate means for continuing the servicing would be sought.
In this event, changes in the services provided might occur and you might no longer be able to avail yourself of any automatic investment or other services then being provided by the bank. It is not expected that you would suffer any adverse financial consequences as a result of any of these changes.

Each plan has been approved in accordance with the provisions of Rule 12b-1. The plans are renewable annually by a vote of the board, including a majority vote of the board members who are not interested persons of the fund and who have no direct or indirect financial interest in the operation of the plans, cast in person at a meeting called for that purpose. It is also required that the selection and nomination of such board members be done by the noninterested members of the fund's board. The plans and any related agreement may be terminated at any time, without penalty, by vote of a majority of the noninterested board members on not more than 60 days' written notice, by Distributors on not more than 60 days' written notice, by any act that constitutes an assignment of the management agreement with the manager or by vote of a majority of the outstanding shares of the class. The Arizona and Florida plans also may be terminated by any act that constitutes an assignment of the underwriting agreement with Distributors. Distributors or any dealer or other firm also may terminate their respective distribution or service agreement at any time upon written notice.

The plans and any related agreements may not be amended to increase materially the amount to be spent for distribution expenses without approval by a majority of the outstanding shares of the class, and all material amendments to the plans or any related agreements shall be approved by a vote of the noninterested board members, cast in person at a meeting called for the purpose of voting on any such amendment.

Distributors is required to report in writing to the board at least quarterly on the amounts and purpose of any payment made under the plans and any related agreements, as well as to furnish the board with such other information as may reasonably be requested in order to enable the board to make an informed determination of whether the plans should be continued.

For the fiscal year ended February 28, 1999, Distributors' eligible expenditures for advertising, printing, and payments to underwriters and broker-dealers pursuant to the plans and the amounts the funds paid Distributors under the plans were:

                             DISTRIBUTORS'           AMOUNT PAID
                         ELIGIBLE EXPENSES ($)     BY THE FUND ($)
----------------------------------------------------------------------
Arizona Fund - Class A              125,733              65,600
Florida Fund - Class A              199,058             111,406
Insured Fund - Class A            1,677,988           1,462,142
Insured Fund - Class C              576,359             317,040
Massachusetts Fund -
Class A                             394,624             296,290
Massachusetts Fund -
Class C                             226,351             119,178
Michigan Fund - Class A           1,202,034           1,012,546
Michigan Fund - Class C             409,772             260,992
Minnesota Fund - Class A            559,945             438,850
Minnesota Fund - Class C            156,706              94,930
Ohio Fund - Class A                 799,316             673,157
Ohio Fund - Class C                 339,665             222,379


PERFORMANCE
-------------------------------------------------------------------------------

Performance quotations are subject to SEC rules. These rules require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by the fund be accompanied by certain standardized performance information computed as required by the SEC. Average annual total return and current yield quotations used by the fund are based on the standardized methods of computing performance mandated by the SEC. Performance figures reflect Rule 12b-1 fees from the date of the plan's implementation. An explanation of these and other methods used by the fund to compute or express performance follows. Regardless of the method used, past performance does not guarantee future results, and is an indication of the return to shareholders only for the limited historical period used.

AVERAGE ANNUAL TOTAL RETURN Average annual total return is determined by finding the average annual rates of return over the periods indicated below that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes the maximum initial sales charge is deducted from the initial $1,000 purchase, and income dividends and capital gain distributions are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum initial sales charge currently in effect.

When considering the average annual total return quotations, you should keep in mind that the maximum initial sales charge reflected in each quotation is a one time fee charged on all direct purchases, which will have its greatest impact during the early stages of your investment. This charge will affect actual performance less the longer you retain your investment in the fund. The average annual total returns for the indicated periods ended February 28, 1999, were:

                    INCEPTION   1 YEAR  5 YEARS   10 YEARS  SINCE
                     DATE                                   INCEPTION
----------------------------------------------------------------------
CLASS A

Arizona Fund        4/30/93      1.24%    5.67%        -       5.91%
Florida Fund        4/30/93      1.54%    5.46%        -       5.38%
Insured Fund        4/03/85      1.20%    4.95%     7.11%      7.97%
Massachusetts Fund  4/03/85      0.89%    4.91%     6.89%      7.30%
Michigan Fund       4/03/85      1.73%    5.11%     7.08%      7.68%
Minnesota Fund      4/03/85      0.71%    4.57%     6.61%      7.56%
Ohio Fund           4/03/85      1.17%    4.98%     7.03%      7.67%









                                      SINCE
                                      INCEPTION
                      1 YEAR          (5/1/95)
------------------------------------------------
CLASS C

Insured Fund           3.04%           6.09%
Massachusetts Fund     2.70%           6.04%
Michigan Fund          3.70%           6.36%
Minnesota Fund         2.57%           5.53%
Ohio Fund              3.03%           6.25%

The following SEC formula was used to calculate these figures:

      n
P(1+T)  = ERV

where:

P    =     a hypothetical initial payment of $1,000
T    =     average annual total return
n    =     number of years
ERV  =     ending redeemable value of a hypothetical $1,000
           payment made at the beginning of each period at the end of each period

CUMULATIVE TOTAL RETURN Like average annual total return, cumulative total return assumes the maximum initial sales charge is deducted from the initial $1,000 purchase, and income dividends and capital gain distributions are reinvested at net asset value. Cumulative total return, however, is based on the actual return for a specified period rather than on the average return over the periods indicated above. The cumulative total returns for the indicated periods ended February 28, 1999, were:

                    INCEPTION  1 YEAR   5 YEARS   10 YEARS  SINCE
                    DATE                                    INCEPTION
----------------------------------------------------------------------
CLASS A

Arizona Fund        4/30/93     1.24%    31.74%       -       39.80%
Florida Fund        4/30/93     1.54%    30.47%       -       35.74%
Insured Fund        4/03/85     1.20%    27.30%   98.82%     190.59%
Massachusetts Fund  4/03/85     0.89%    27.11%   94.66%     166.24%
Michigan Fund       4/03/85     1.73%    28.32%   98.24%     179.98%
Minnesota Fund      4/03/85     0.71%    25.02%   89.61%     175.48%
Ohio Fund           4/03/85     1.17%    27.53%   97.28%     179.58%


                       1 YEAR        SINCE INCEPTION
                                     (5/1/95)
---------------------------------------------------------
CLASS C

Insured Fund          3.04%           25.42%
Massachusetts Fund    2.70%           25.20%
Michigan Fund         3.70%           26.63%
Minnesota Fund        2.57%           22.92%
Ohio Fund             3.03%           26.12%

CURRENT YIELD Current yield shows the income per share earned by the fund. It is calculated by dividing the net investment income per share earned during a 30-day base period by the applicable maximum offering price per share on the last day of the period and annualizing the result. Expenses accrued for the period include any fees charged to all shareholders of the class during the base period. The yields for the 30-day period ended February 28, 1999, were:

                        CLASS A     CLASS C
-----------------------------------------------
Arizona Fund                3.81%   -
Florida Fund                3.79%   -
Insured Fund                3.83%   3.38%
Massachusetts Fund          3.75%   3.33%
Michigan Fund               3.71%   3.28%
Minnesota Fund              3.83%   3.41%
Ohio Fund                   3.84%   3.42%

The following SEC formula was used to calculate these figures:

                    6
Yield = 2 [(A-B + 1)  - 1]
            cd

where:

a =  interest earned during the period
b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends
d =  the maximum offering price per share on the last day of the period

TAXABLE-EQUIVALENT YIELD The fund also may quote a taxable-equivalent yield that shows the before-tax yield that would have to be earned from a taxable investment to equal the yield. Taxable-equivalent yield is computed by dividing the portion of the yield that is tax-exempt by one minus the highest applicable combined federal or federal and state income tax rate and adding the product to the portion of the yield that is not tax-exempt, if any. The taxable-equivalent yields for the 30-day period ended February 28, 1999, were:

                        CLASS A     CLASS C
-----------------------------------------------
Arizona Fund                6.64%   -
Florida Fund                6.27%   -
Insured Fund                6.34%   5.60%
Massachusetts Fund          6.60%   5.86%
Michigan Fund               6.43%   5.68%
Minnesota Fund              6.93%   6.17%
Ohio Fund                   6.82%   6.08%

As of February 28, 1999, the federal and combined federal and state income tax rate upon which the taxable-equivalent yield quotations were based were as follows:

                      COMBINED RATE
-------------------------------------
Arizona Fund              42.6%
Florida Fund              39.6%
Insured Fund              39.6%
Massachusetts Fund        43.2%
Michigan Fund             42.3%
Minnesota Fund            44.7%
Ohio Fund                 43.7%

From time to time, as any changes to the rate become effective, taxable-equivalent yield quotations advertised by the fund will be updated to reflect these changes. The fund expects updates may be necessary as tax rates are changed by federal and state governments. The advantage of tax-free investments, like the fund, will be enhanced by any tax rate increases. Therefore, the details of specific tax increases may be used in sales material for the fund.

CURRENT DISTRIBUTION RATE Current yield and taxable-equivalent yield, which are calculated according to a formula prescribed by the SEC, are not indicative of the amounts which were or will be paid to shareholders. Amounts paid to shareholders are reflected in the quoted current distribution rate or taxable-equivalent distribution rate. The current distribution rate is usually computed by annualizing the dividends paid per share by a class during a certain period and dividing that amount by the current maximum offering price. The current distribution rate differs from the current yield computation because it may include distributions to shareholders from sources other than interest, if any such as short-term capital gains, and is calculated over a different period of time. The current distribution rates for the 30-day period ended February 28, 1999, were:

                        CLASS A     CLASS C
-----------------------------------------------
Arizona Fund                4.45%   -
Florida Fund                4.47%   -
Insured Fund                4.78%   4.31%
Massachusetts Fund          4.66%   4.22%
Michigan Fund               4.63%   4.15%
Minnesota Fund              4.73%   4.31%
Ohio Fund                   4.69%   4.26%


A taxable-equivalent distribution rate shows the taxable distribution rate equivalent to the current distribution rate. The advertised taxable-equivalent distribution rate will reflect the most current federal and state tax rates available to the fund. The taxable-equivalent distribution rates for the 30-day period ended February 28, 1999, were:

                        CLASS A     CLASS C
-----------------------------------------------
Arizona Fund                7.76%   -
Florida Fund                7.40%   -
Insured Fund                7.91%   7.14%
Massachusetts Fund          8.20%   7.43%
Michigan Fund               8.02%   7.19%
Minnesota Fund              8.56%   7.80%
Ohio Fund                   8.33%   7.57%

VOLATILITY Occasionally statistics may be used to show the fund's volatility or risk. Measures of volatility or risk are generally used to compare the fund's net asset value or performance to a market index. One measure of volatility is beta. Beta is the volatility of a fund relative to the total market, as represented by an index considered representative of the types of securities in which the fund invests. A beta of more than 1.00 indicates volatility greater than the market and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is used to measure variability of net asset value or total return around an average over a specified period of time. The idea is that greater volatility means greater risk undertaken in achieving performance.

OTHER PERFORMANCE QUOTATIONS The fund also may quote the performance of shares without a sales charge. Sales literature and advertising may quote a cumulative total return, average annual total return and other measures of performance with the substitution of net asset value for the public offering price.

The fund may include in its advertising or sales material information relating to investment goals and performance results of funds belonging to the Franklin Templeton Group of Funds. Franklin Resources, Inc. is the parent company of the advisors and underwriter of the Franklin Templeton Group of Funds.

COMPARISONS To help you better evaluate how an investment in the fund may satisfy your investment goal, advertisements and other materials about the fund may discuss certain measures of fund performance as reported by various financial publications. Materials also may compare performance (as calculated above) to performance as reported by other investments, indices, and averages. These comparisons may include, but are not limited to, the following examples:

o Salomon Brothers Broad Bond Index or its component indices - measures yield, price and total return for Treasury, agency, corporate and mortgage bonds.

o Lehman Brothers Aggregate Bond Index or its component indices - measures yield, price and total return for Treasury, agency, corporate, mortgage and Yankee bonds.

o Lehman Brothers Municipal Bond Index or its component indices - measures yield, price and total return for the municipal bond market.

o Bond Buyer 20 Index - an index of municipal bond yields based upon yields of 20 general obligation bonds maturing in 20 years.

o Bond Buyer 40 Index - an index composed of the yield to maturity of 40 bonds. The index attempts to track the new-issue market as closely as possible, so it changes bonds twice a month, adding all new bonds that meet certain requirements and deleting an equivalent number according to their secondary market trading activity. As a result, the average par call date, average maturity date, and average coupon rate can and have changed over time. The average maturity generally has been about 29-30 years.

o Financial publications: The WALL STREET JOURNAL, and BUSINESS WEEK, FINANCIAL WORLD, FORBES, FORTUNE, and MONEY magazines - provide performance statistics over specified time periods.

o Salomon Brothers Composite High Yield Index or its component indices - measures yield, price and total return for the Long-Term High-Yield Index, Intermediate-Term High-Yield Index, and Long-Term Utility High-Yield Index.

o Historical data supplied by the research departments of CS First Boston Corporation, the J. P. Morgan companies, Salomon Brothers, Merrill Lynch, Lehman Brothers and Bloomberg L.P.

o Morningstar - information published by Morningstar, Inc., including Morningstar proprietary mutual fund ratings. The ratings reflect Morningstar's assessment of the historical risk-adjusted performance of a fund over specified time periods relative to other funds within its category.

o Lipper - Mutual Fund Performance Analysis and Lipper - Fixed Income Fund Performance Analysis - measure total return and average current yield for the mutual fund industry and rank individual mutual fund performance over specified time periods, assuming reinvestment of all distributions, exclusive of any applicable sales charges.

From time to time, advertisements or information for the fund may include a discussion of certain attributes or benefits to be derived from an investment in the fund. The advertisements or information may include symbols, headlines, or other material that highlights or summarizes the information discussed in more detail in the communication.

Advertisements or sales material issued by the fund also may discuss or be based upon information in a recent issue of the Special Report on Tax Freedom Day published by the Tax Foundation, a Washington, D.C. based nonprofit research and public education organization. The report illustrates, among other things, the annual amount of time the average taxpayer works to satisfy his or her tax obligations to the federal, state and local taxing authorities.

Advertisements or information also may compare the fund's performance to the return on certificates of deposit (CDs) or other investments. You should be aware, however, that an investment in the fund involves the risk of fluctuation of principal value, a risk generally not present in an investment in a CD issued by a bank. For example, as the general level of interest rates rise, the value of the fund's fixed-income investments, as well as the value of its shares that are based upon the value of such portfolio investments, can be expected to decrease. Conversely, when interest rates decrease, the value of the fund's shares can be expected to increase. CDs are frequently insured by an agency of the U.S. government. An investment in the fund is not insured by any federal, state or private entity.

In assessing comparisons of performance, you should keep in mind that the composition of the investments in the reported indices and averages is not identical to the fund's portfolio, the indices and averages are generally unmanaged, and the items included in the calculations of the averages may not be identical to the formula used by the fund to calculate its figures. In addition, there can be no assurance that the fund will continue its performance as compared to these other averages.

MISCELLANEOUS INFORMATION
-------------------------------------------------------------------------------

The fund may help you achieve various investment goals such as accumulating money for retirement, saving for a down payment on a home, college costs and other long-term goals. The Franklin College Costs Planner may help you in determining how much money must be invested on a monthly basis in order to have a projected amount available in the future to fund a child's college education. (Projected college cost estimates are based upon current costs published by the College Board.) The Franklin Retirement Planning Guide leads you through the steps to start a retirement savings program. Of course, an investment in the fund cannot guarantee that these goals will be met.

The fund is a member of the Franklin Templeton Group of Funds, one of the largest mutual fund organizations in the U.S., and may be considered in a program for diversification of assets. Founded in 1947, Franklin is one of the oldest mutual fund organizations and now services more than 4 million shareholder accounts. In 1992, Franklin, a leader in managing fixed-income mutual funds and an innovator in creating domestic equity funds, joined forces with Templeton, a pioneer in international investing. The Mutual
Series team, known for its value-driven approach to domestic equity investing, became part of the organization four years later. Together, the Franklin Templeton Group has over $216 billion in assets under management for approximately 7 million U.S. based mutual fund shareholder and other accounts. The Franklin Templeton Group of Funds offers 114 U.S. based open-end investment companies to the public. The fund may identify itself by its NASDAQ symbol or CUSIP number.

Franklin is a leader in the tax-free mutual fund industry and manages more than $51 billion in municipal security assets for over three quarters of a million investors. According to Research and Ratings Review, Franklin had one of the largest staffs of municipal securities analysts in the industry, as of June 30, 1998.

Under current tax laws, municipal securities remain one of the few investments offering the potential for tax-free income. In 1999, taxes could cost almost $47 on every $100 earned from a fully taxable investment (based on the maximum combined 39.6% federal tax rate and the highest state tax rate of 12% for 1999). Franklin tax-free funds, however, offer tax relief through a professionally managed portfolio of tax-free securities selected based on their yield, quality and maturity. An investment in a Franklin tax-free fund can provide you with the potential to earn income free of federal taxes and, depending on the fund, state and local taxes as well, while supporting state and local public projects. Franklin tax-free funds also may provide tax-free compounding, when dividends are reinvested. An investment in Franklin's tax-free funds can grow more rapidly than similar taxable investments.

Municipal securities are generally considered to be creditworthy, second in quality only to securities issued or guaranteed by the U.S. government and its agencies. The market price of municipal securities, however, may fluctuate. This fluctuation will have a direct impact on the net asset value of the fund's shares.

Currently, there are more mutual funds than there are stocks listed on the New York Stock Exchange. While many of them have similar investment goals, no two are exactly alike. Shares of the fund are generally sold through securities dealers, whose investment representatives are experienced professionals who can offer advice on the type of investments suitable to your unique goals and needs, as well as the risks associated with such investments.

The Information Services & Technology division of Franklin Resources, Inc. (Resources) established a Year 2000 Project Team in 1996. This team has already begun making necessary software changes to help the computer systems that service the fund and its shareholders to be Year 2000 compliant. After completing these modifications, comprehensive tests are conducted in one of Resources' U.S. test labs to verify their effectiveness. Resources continues to seek reasonable assurances from all major hardware, software or data-services suppliers that they will be Year 2000 compliant on a timely basis. Resources is also beginning to develop a contingency plan, including identification of those mission critical systems for which it is practical to develop a contingency plan. However, in an operation as complex and geographically distributed as Resources' business, the alternatives to use of normal systems, especially mission critical systems, or supplies of electricity or long distance voice and data lines are limited.

DESCRIPTION OF RATINGS
-------------------------------------------------------------------------------

MUNICIPAL BOND RATINGS

MOODY'S INVESTORS SERVICE, INC. (MOODY'S)

Aaa: Municipal bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Municipal bonds rated Aa are judged to be high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large, fluctuation of protective elements may be of greater amplitude, or there may be other elements present that make the long-term risks appear somewhat larger.

A: Municipal bonds rated A possess many favorable investment attributes and are considered upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa: Municipal bonds rated Baa are considered medium-grade obligations. They are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. These bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

Ba: Municipal bonds rated Ba are judged to have predominantly speculative elements and their future cannot be considered well assured. Often the protection of interest and principal payments may be very moderate and, thereby, not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Municipal bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Municipal bonds rated Caa are of poor standing. These issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Municipal bonds rated Ca represent obligations that are speculative to a high degree. These issues are often in default or have other marked shortcomings.

C: Municipal bonds rated C are the lowest-rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Con.(-): Municipal bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals that begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon the completion of construction or the elimination of the basis of the condition.

STANDARD & POOR'S CORPORATION (S&P)

AAA: Municipal bonds rated AAA are the highest-grade obligations. They possess the ultimate degree of protection as to principal and interest. In the market, they move with interest rates and, hence, provide the maximum safety on all counts.

AA: Municipal bonds rated AA also qualify as high-grade obligations, and in the majority of instances differ from AAA issues only in a small degree. Here, too, prices move with the long-term money market.

A: Municipal bonds rated A are regarded as upper medium-grade. They have considerable investment strength but are not entirely free from adverse effects of changes in economic and trade conditions. Interest and principal are regarded as safe. They predominantly reflect money rates in their market behavior but also, to some extent, economic conditions.

BBB: Municipal bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB, B, CCC, CC: Municipal bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While these bonds will likely have some quality and protective characteristics, they are outweighed by large uncertainties or major risk exposures to adverse conditions.

C: This rating is reserved for income bonds on which no interest is being paid.

D: Debt rated "D" is in default and payment of interest and/or repayment of principal is in arrears.

Plus (+) or minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

FITCH INVESTORS SERVICE, INC. (FITCH)

AAA: Municipal bonds rated AAA are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal that is unlikely to be affected by reasonably foreseeable events.

AA: Municipal bonds rated AA are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong although not quite as strong as bonds rated AAA and not significantly vulnerable to foreseeable future developments.

A: Municipal bonds rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Municipal bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB: Municipal bonds rated BB are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. Business and financial alternatives can be identified, however, that could assist the obligor in satisfying its debt service requirements.

B: Municipal bonds rated B are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC: Municipal bonds rated CCC have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC: Municipal bonds rated CC are minimally protected. Default in payment of interest and/or principal seems probable over time.

C: Municipal bonds rated C are in imminent default in the payment of interest or principal.

DDD, DD and D: Municipal bonds rated DDD, DD and D are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery while D represents the lowest potential for recovery.

Plus (+) or minus (-) signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus or minus signs are not used with the AAA, DDD, DD or D categories.

MUNICIPAL NOTE RATINGS

MOODY'S

Moody's ratings for state, municipal and other short-term obligations will be designated Moody's Investment Grade (MIG). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing; factors of the first importance in long-term borrowing risk are of lesser importance in the short run. Symbols used will be as follows:

MIG 1: Notes are of the best quality enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

MIG 2: Notes are of high quality, with margins of protection ample, although not so large as in the preceding group.

MIG 3: Notes are of favorable quality, with all security elements accounted for, but lacking the undeniable strength of the preceding grades. Market access for refinancing, in particular, is likely to be less well established.

MIG 4: Notes are of adequate quality, carrying specific risk but having protection and not distinctly or predominantly speculative.

S&P

Until June 29, 1984, S&P used the same rating symbols for notes and bonds. After June 29, 1984, for new municipal note issues due in three years or less, the ratings below will usually be assigned. Notes maturing beyond three years will most likely receive a bond rating of the type recited above.

SP-1: Issues carrying this designation have a very strong or strong capacity to pay principal and interest. Issues determined to possess overwhelming safety characteristics will be given a "plus" (+) designation.

SP-2: Issues carrying this designation have a satisfactory capacity to pay principal and interest.

COMMERCIAL PAPER RATINGS

MOODY'S

Moody's commercial paper ratings, which are also applicable to municipal paper investments, are opinions of the ability of issuers to repay punctually their promissory obligations not having an original maturity in excess of nine months. Moody's employs the following designations for both short-term debt and commercial paper, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

P-1 (Prime-1): Superior capacity for repayment.

P-2 (Prime-2): Strong capacity for repayment.

S&P

S&P's ratings are a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Issues within the "A" category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety, as follows:

A-1: This designation indicates the degree of safety regarding timely payment is very strong. A "plus" (+) designation indicates an even stronger likelihood of timely payment.

A-2: Capacity for timely payment on issues with this designation is strong. The relative degree of safety, however, is not as overwhelming as for issues designated A-1.

A-3: Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

FITCH

Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes. The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

F-1+: Exceptionally strong credit quality. Regarded as having the strongest degree of assurance for timely payment.

F-1: Very strong credit quality. Reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

F-2: Good credit quality. A satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

F-3: Fair credit quality. Have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

F-5: Weak credit quality. Have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

D: Default. Actual or imminent payment default.

LOC: The symbol LOC indicates that the rating is based on a letter of credit issued by a commercial bank.

STATE TAX TREATMENT
-------------------------------------------------------------------------------

The following information on the state income tax treatment of dividends from the funds is based upon correspondence and sources believed to be reliable. Except where otherwise noted, the information pertains to individual state income taxation only. You may be subject to local taxes on dividends or the value of your shares. Corporations, trusts, estates and other entities may be subject to other taxes and should consult with their tax advisors or their state department of revenue. For some investors, a portion of the dividend income may be subject to the federal and/or state alternative minimum tax.

ARIZONA

Sections 43-1021(4) and 43-1121(3) of the Arizona Income Tax Code state that interest on obligations of the state of Arizona or its political subdivisions is exempt from personal and corporate income tax. Sections 43-1022(6) and 43-1122(6) provide similar tax-exempt treatment for interest on obligations of the U.S. or its territories (including Puerto Rico, Guam and the Virgin Islands). Pursuant to State Income Tax Ruling Number 84-10-5, Arizona does not tax dividend income from regulated investment companies, such as the Arizona Fund, to the extent that such income is derived from such exempt obligations. Dividends paid from interest earned on indirect U.S. government obligations (GNMAs, FNMAs, etc.), or obligations from other states and their political subdivisions are fully taxable. To the extent that such taxable investments are made by the fund for temporary or defensive purposes, the distributions will be taxable.

Any distributions of net short-term and net long-term capital gain earned by the fund are included in each shareholder's Arizona taxable income as dividend income and long-term capital gain, respectively, and are taxed at ordinary income tax rates.

FLORIDA

Florida does not have a personal income tax but does have an intangible personal property tax for residents. According to Florida Statute Section
199.185 and Technical Assistance Advisement 90(C)2-003, issued by the Florida Department of Revenue on August 8, 1990 (as later revised), shares in regulated investment companies organized as business trusts, such as the Florida Fund, will not be subject to Florida's intangible property tax to the extent that the fund is invested in exempt obligations of the U.S. government, its agencies, instrumentalities or territories (including Puerto Rico, Guam and the Virgin Islands) at the close of business on the last business day of the previous calendar year.

If the fund invests all of the remaining portion of its Net Asset Value in exempt obligations of the state of Florida or its municipalities or political subdivisions on such date, then that remaining portion of the Net Asset Value of the fund (and corresponding value of fund shares) will also be exempt from Florida's intangibles tax.

According to Florida Technical Assistance Advisement 94(c)2-025, if the fund invests, such as for temporary or defensive purposes, any of the remaining portion of its portfolio in any asset that is taxable under Florida's intangible tax law, including investments in indirect federal obligations (GNMAs, FNMAs, etc.) or obligations of any other states, then only the portion of Net Asset Value, if any, that is made up of direct obligations of the U.S. government, or territories and possessions of the U.S. government, may be excluded from tax. The remaining Net Asset Value (and corresponding value of fund shares) of the fund is subject to tax.

MASSACHUSETTS

Chapter 62, Section 2, of the Massachusetts General Laws states that dividends received from a regulated investment company, such as the Massachusetts Fund, are exempt from state personal income tax to the extent that such dividends are attributable to interest on obligations of the U.S. government or its territories (including Puerto Rico, Guam and the Virgin Islands). Dividends received from the fund, which are either exempt-interest dividends or capital gain dividends, to the extent that the interest or gains are attributable to obligations of the Commonwealth of Massachusetts, or any political subdivision, agency or instrumentality within the commonwealth, are also exempt from state personal income tax. Dividends paid from interest earned on indirect U.S. government obligations (GNMAs, FNMAs, etc.) or other obligations from other states and their political subdivisions are fully taxable. To the extent that such taxable investments are made by the fund for temporary or defensive purposes, the distributions will be taxable.

Capital gain dividends attributable to obligations other than of the Commonwealth of Massachusetts, or any political subdivision, agency or instrumentality thereof will be taxable as follows: Net short-term capital gain distributions will be taxable as dividend income while net long-term capital gain distributions will be taxable at reduced rates from zero to five percent based upon the applicable holding period of the asset as determined under Massachusetts law.

In determining the Massachusetts excise tax on corporations subject to state taxation, distributions from the fund will generally be included in a corporate shareholder's net income, and in the case of corporations that are defined as "intangible property corporations," shares of the fund will be included in the computation of net worth.

MICHIGAN

Section 206.30(1) of the Michigan Compiled Laws generally provides that taxable income, for purposes of the Michigan individual income tax, is determined by reference to federal adjusted gross income, with certain modifications. Interest and dividends derived from obligations or securities of states other than Michigan (less related expenses) must be added back in determining Michigan taxable income. Interest and dividends derived from obligations or securities of Michigan (and its political subdivisions) are exempt and are not, therefore, added back in determining Michigan taxable income. Further, income derived from obligations of the U.S. government that the state is prohibited by law from subjecting to a net income tax is subtracted in determining Michigan taxable income. This includes direct obligations of the U.S. government, its agencies, instrumentalities, or possessions (including Puerto Rico, Guam and the Virgin Islands).

Revenue Administrative Bulletin 1986-3, states that a regulated investment company, such as the Michigan Fund, which invests in tax-free municipal obligations of the state of Michigan and its political and governmental subdivisions is permitted to pass-through the exemption of such interest to its shareholders to the extent that such interest qualifies as an exempt-interest dividend of a regulated investment company. The exempt nature of interest from obligations of the U.S. and its territories and possessions may also be passed through to shareholders. Dividends paid from interest earned on indirect U.S. government obligations (GNMAs, FNMAs, etc.) or other obligations from other states and their political subdivisions are fully taxable. To the extent that such taxable investments are made by the fund for temporary or defensive purposes, the distributions will be taxable.

Any distributions of net short-term and net long-term capital gains earned by the fund will generally be included in each shareholder's Michigan taxable income as dividend income and long-term capital gain, respectively, and taxed at ordinary income tax rates.

Section 205.133 of the Michigan Compiled Laws exempts from the intangible personal property tax obligations of the state of Michigan and its political subdivisions and obligations of the U.S. and its possessions, agencies and instrumentalities. Pursuant to Revenue Administrative Bulletin 1986-3, an owner of a share of a regulated investment company, such as the Michigan Fund, will be considered the owner of a pro-rata share of the assets of such regulated investment company. It further provides that yield (for intangibles tax purposes) is determined with respect to shares of the Michigan Fund by excluding from gross dividends or interest the pro rata share of the interest or dividends received from such exempt obligations held by the fund. According to Michigan tax return instructions, capital gains from a regulated investment company that are reinvested in additional shares of the fund are exempt from intangibles taxes, whereas capital gains distributed in cash are taxable. In 1995, legislation was passed repealing this intangible personal property tax effective January 1, 1998.

MINNESOTA

Section 290.01 of the Code of Minnesota states that individual shareholders will generally not be subject to state income taxation on the exempt-interest dividends distributed by a regulated investment company, such as the Minnesota Fund, provided that at least 95% of the exempt-interest dividends are derived from obligations of the state of Minnesota, or its political or governmental subdivisions. However, such dividends are taken into account in computing the state's alternative minimum tax to the extent they are derived from Minnesota private activity bonds. Minnesota Rule 8002.0300 generally states that dividends paid by the fund, to the extent attributable to interest derived from obligations of the U.S. government, its authorities, commissions, instrumentalities or territories (including Puerto Rico, Guam and the Virgin Islands), will also be exempt from Minnesota's personal income tax. As a matter of policy, the fund will continue to earn at least 95% of its income from interest on Minnesota obligations and invest less than 5% from direct U.S. government, Puerto Rico or other obligations to ensure that the fund continues to qualify to pay exempt-interest dividends on income from Minnesota obligations. Dividends paid from interest earned on indirect U.S. government obligations (GNMAs, FNMAs, etc.) or other obligations from other states and their political subdivisions are fully taxable. To the extent that such taxable investments are made by the fund for temporary or defensive purposes, the distributions will be taxable.

Any distributions of net short-term and net long-term capital gains earned by the fund are included in each shareholder's Minnesota taxable income as dividend income and long-term capital gain respectively, and are taxed at ordinary income tax rates.

OHIO

Section 5747.01(A) of the Ohio Revised Code states generally that interest on obligations of the state of Ohio and its subdivisions and authorities and of the U.S. and its territories and possessions (to the extent included in federal adjusted gross income but exempt from state income taxes under U.S.
laws) is exempt from Ohio state personal income tax. Distributions of such income by regulated investment companies, such as the Ohio Fund, will also be exempt from the Ohio personal income tax and the Ohio corporation franchise tax computed on the net income basis. Shares of the Ohio Fund will, however, be included in a shareholder's tax base for purposes of computing the Ohio corporation franchise tax on the net worth basis. Dividends paid from interest earned on indirect U.S. government obligations (GNMAs, FNMAs, etc.) or other obligations from other states and their political subdivisions are fully taxable. To the extent that such taxable investments are made by the fund for temporary or defensive purposes, the distributions will be taxable on a pro rata basis.

Shareholders who are subject to the Ohio personal income tax or the Ohio corporation franchise tax computed on the net income basis will not be subject to such taxes on distributions of "capital gain dividends" to the extent that such distributions are attributable to profit made on the sale, exchange or other disposition by the Ohio Fund of exempt obligations of the state of Ohio and its subdivisions and authorities.



FRANKLIN TAX-FREE TRUST

FRANKLIN ALABAMA TAX-FREE INCOME FUND
FRANKLIN FLORIDA TAX-FREE INCOME FUND
FRANKLIN GEORGIA TAX-FREE INCOME FUND
FRANKLIN KENTUCKY TAX-FREE INCOME FUND
FRANKLIN LOUISIANA TAX-FREE INCOME FUND
FRANKLIN MARYLAND TAX-FREE INCOME FUND
FRANKLIN MISSOURI TAX-FREE INCOME FUND
FRANKLIN NORTH CAROLINA TAX-FREE INCOME FUND
FRANKLIN TEXAS TAX-FREE INCOME FUND
FRANKLIN VIRGINIA TAX-FREE INCOME FUND

CLASS A & C

STATEMENT OF ADDITIONAL INFORMATION
JULY 1, 1999

P.O. BOX 997151
SACRAMENTO, CA 95899-9983 1-800/DIAL BEN(R)

This Statement of Additional Information (SAI) is not a prospectus. It contains information in addition to the information in the funds' prospectus. The funds' prospectus, dated July 1, 1999, which we may amend from time to time, contains the basic information you should know before investing in the funds. You should read this SAI together with the funds' prospectus.

The audited financial statements and auditor's report in the trust's Annual Report to Shareholders, for the fiscal year ended February 28, 1999, are incorporated by reference (are legally a part of this SAI).

For a free copy of the current prospectus or annual report, contact your investment representative or call 1-800/DIAL BEN (1-800/342-5236).

CONTENTS

Goals and Strategies
Risks
Officers and Trustees
Management and Other Services
Portfolio Transactions
Distributions and Taxes
Organization, Voting Rights and Principal Holders
Buying and Selling Shares
Pricing Shares
The Underwriter
Performance
Miscellaneous Information
 Description of Ratings
 State Tax Treatment

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MUTUAL FUNDS, ANNUITIES, AND OTHER INVESTMENT PRODUCTS:

o ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT;

o  ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY
   BANK;

o  ARE SUBJECT TO INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.
------------------------------------------------------------------------------

GOALS AND STRATEGIES
------------------------------------------------------------------------------

Each fund's investment goal is to provide investors with as high a level of income exempt from federal income taxes as is consistent with prudent investing, while seeking preservation of shareholders' capital. Each fund also tries to provide a maximum level of income exempt from personal income taxes, if any, for resident shareholders of the fund's state. These goals are fundamental, which means they may not be changed without shareholder approval. Of course, there is no assurance that any fund will meet its goal.

As fundamental policies, each fund normally invests at least 80% of its net assets in securities that pay interest free from federal income taxes, including the federal alternative minimum tax, and at least 80% of its net assets in securities that pay interest free from the personal income taxes, if any, of its state. As a nonfundamental policy, each fund also normally invests at least 65% of its total assets in municipal securities of its state.

Municipal securities issued by a fund's state or that state's counties, municipalities, authorities, agencies, or other subdivisions, as well as municipal securities issued by U.S. territories such as Guam, Puerto Rico, or the Mariana Islands, generally pay interest free from federal income tax and from state personal income taxes, if any, for residents of the fund's state.

Each fund tries to invest all of its assets in tax-free municipal securities. The issuer's bond counsel generally gives the issuer an opinion on the tax-exempt status of a municipal security when the security is issued.

Some states may require a fund to invest a certain amount of its assets in securities of that state, or in securities that are otherwise tax-free under the laws of that state, in order for any portion of the fund's distributions to be free from the state's personal income taxes. If a fund's state requires this, the fund will try to invest its assets as required so that its distributions will be free from personal income taxes for resident shareholder's of the fund's state.

Below is a description of various types of municipal and other securities that each fund may buy. Other types of municipal securities may become available that are similar to those described below and in which each fund may also invest, if consistent with its investment goal and policies.

TAX ANTICIPATION NOTES are issued to finance short-term working capital needs of municipalities in anticipation of various seasonal tax revenues, which will be used to pay the notes. They are usually general obligations of the issuer, secured by the taxing power for the payment of principal and interest.

REVENUE ANTICIPATION NOTES are similar to tax anticipation notes except they are issued in expectation of the receipt of other kinds of revenue, such as federal revenues available under the Federal Revenue Sharing Program.

BOND ANTICIPATION NOTES are normally issued to provide interim financing until long-term financing can be arranged. Proceeds from long-term bond issues then provide the money for the repayment of the notes.

CONSTRUCTION LOAN NOTES are issued to provide construction financing for specific projects. After successful completion and acceptance, many projects receive permanent financing through the Federal Housing Administration under the Federal National Mortgage Association or the Government National Mortgage Association.

TAX-EXEMPT COMMERCIAL PAPER typically represents a short-term obligation (270 days or less) issued by a municipality to meet working capital needs.

MUNICIPAL BONDS meet longer-term capital needs and generally have maturities from one to 30 years when issued. They have two principal classifications: general obligation bonds and revenue bonds.

GENERAL OBLIGATION BONDS. Issuers of general obligation bonds include states, counties, cities, towns and regional districts. The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, highways and roads. The basic security behind general obligation bonds is the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to the rate or amount of special assessments.

REVENUE BONDS. The full faith, credit and taxing power of the issuer do not secure revenue bonds. Instead, the principal security for a revenue bond is generally the net revenue derived from a particular facility, group of facilities, or, in some cases, the proceeds of a special excise tax or other specific revenue source. Revenue bonds are issued to finance a wide variety of capital projects, including: electric, gas, water and sewer systems; highways, bridges and tunnels; port and airport facilities; colleges and universities; and hospitals. The principal security behind these bonds may vary. For example, housing finance authorities have a wide range of security, including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. Many bonds provide additional security in the form of a debt service reserve fund that may be used to make principal and interest payments. Some authorities have further security in the form of state assurances (although without obligation) to make up deficiencies in the debt service reserve fund.

TAX-EXEMPT INDUSTRIAL DEVELOPMENT REVENUE BONDS are issued by or on behalf of public authorities to finance various privately operated facilities for business, manufacturing, housing, sports and pollution control, as well as public facilities such as airports, mass transit systems, ports and parking. The payment of principal and interest is solely dependent on the ability of the facility's user to meet its financial obligations and the pledge, if any, of the facility or other property as security for payment.

VARIABLE OR FLOATING RATE SECURITIES Each fund may invest in variable or floating rate securities, including variable rate demand notes, which have interest rates that change either at specific intervals (variable rate), from daily up to monthly, or whenever a benchmark rate changes (floating rate). The interest rate adjustments are designed to help stabilize the security's price. Variable or floating rate securities may include a demand feature, which may be unconditional. The demand feature allows the holder to demand prepayment of the principal amount before maturity, generally on no more than 30 days' notice. The holder receives the principal amount plus any accrued interest either from the issuer or by drawing on a bank letter of credit, a guarantee or insurance issued with respect to the security.

MUNICIPAL LEASE OBLIGATIONS Each fund may invest in municipal lease obligations, including certificates of participation. Municipal lease obligations generally finance the purchase of public property. The property is leased to the state or a local government, and the lease payments are used to pay the interest on the obligations. Municipal lease obligations differ from other municipal securities because the lessee's governing body must appropriate (set aside) the money to make the lease payments each year. If the money is not appropriated, the issuer or the lessee can end the lease without penalty. If the lease is cancelled, investors who own the municipal lease obligations may not be paid.

The board of trustees reviews the fund's municipal lease obligations to try to assure that they are liquid investments based on various factors reviewed by the fund's manager and monitored by the board. These factors may include
(a) the credit quality of the obligations and the extent to which they are rated or, if unrated, comply with existing criteria and procedures followed to ensure that they are comparable in quality to the ratings required for the fund to invest, including an assessment of the likelihood of the lease being canceled, taking into account how essential the leased property is and the term of the lease compared to the useful life of the leased property; (b) the size of the municipal securities market, both in general and with respect to municipal lease obligations; and (c) the extent to which the type of municipal lease obligations held by the fund trade on the same basis and with the same degree of dealer participation as other municipal securities of comparable credit rating or quality.

Since annual appropriations are required to make lease payments, municipal lease obligations generally are not subject to constitutional limitations on the issuance of debt and may allow an issuer to increase government liabilities beyond constitutional debt limits. When faced with increasingly tight budgets, local governments have more discretion to curtail lease payments under a municipal lease obligation than they do to curtail payments on other municipal securities. If not enough money is appropriated to make the lease payments, the leased property may be repossessed as security for holders of the municipal lease obligations. If this happens, there is no assurance that the property's private sector or re-leasing value will be enough to make all outstanding payments on the municipal lease obligations or that the payments will continue to be tax-free.

While cancellation risk is inherent to municipal lease obligations, each fund believes that this risk may be reduced, although not eliminated, by its policies on the quality of securities in which it may invest.

CALLABLE BONDS Each fund may invest in callable bonds, which allow the issuer to repay some or all of the bonds ahead of schedule. If a bond is called, the fund will receive the principal amount, the accrued interest, and may receive a small additional payment as a call premium. The manager may sell a callable bond before its call date, if it believes the bond is at its maximum premium potential. When pricing callable bonds, the call feature is factored into the price of the bonds and may impact the fund's net asset value.

An issuer is more likely to call its bonds when interest rates are falling, because the issuer can issue new bonds with lower interest payments. If a bond is called, the fund may have to replace it with a lower-yielding security. A call of some or all of these securities may lower a fund's income and its distributions to shareholders. If the fund originally paid a premium for the bond because it had appreciated in value from its original issue price, the fund also may not be able to recover the full amount it paid for the bond. One way for the fund to protect itself from call risk is to buy bonds with call protection. Call protection is an assurance that the bond will not be called for a specific time period, typically five to 10 years from when the bond is issued.

ESCROW-SECURED OR DEFEASED BONDS are created when an issuer refunds, before maturity, an outstanding bond issue that is not immediately callable (or pre-refunds), and sets aside funds for redemption of the bonds at a future date. The issuer uses the proceeds from a new bond issue to buy high grade, interest bearing debt securities, generally direct obligations of the U.S. government. These securities are then deposited in an irrevocable escrow account held by a trustee bank to secure all future payments of principal and interest on the pre-refunded bond. Escrow-secured bonds often receive a triple A or equivalent rating.

STRIPPED MUNICIPAL SECURITIES Municipal securities may be sold in "stripped" form. Stripped municipal securities represent separate ownership of principal and interest payments on municipal securities.

ZERO-COUPON SECURITIES Each fund may invest in zero-coupon and delayed interest securities. Zero-coupon securities make no periodic interest payments, but are sold at a deep discount from their face value. The buyer recognizes a rate of return determined by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date. The discount varies depending on the time remaining until maturity, as well as market interest rates, liquidity of the security, and the issuer's perceived credit quality. The discount, in the absence of financial difficulties of the issuer, typically decreases as the final maturity date approaches. If the issuer defaults, the fund may not receive any return on its investment.

Because zero-coupon securities bear no interest and compound semiannually at the rate fixed at the time of issuance, their value is generally more volatile than the value of other fixed-income securities. Since zero-coupon bondholders do not receive interest payments, zero-coupon securities fall more dramatically than bonds paying interest on a current basis when interest rates rise. When interest rates fall, zero-coupon securities rise more rapidly in value, because the bonds reflect a fixed rate of return.

An investment in zero-coupon and delayed interest securities may cause a fund to recognize income and make distributions to shareholders before it receives any cash payments on its investment. To generate cash to satisfy distribution requirements, a fund may have to sell portfolio securities that it otherwise would have continued to hold or to use cash flows from other sources such as the sale of fund shares.

CONVERTIBLE AND STEP COUPON BONDS Each fund may invest a portion of its assets in convertible and step coupon bonds. Convertible bonds are zero-coupon securities until a predetermined date, at which time they convert to a specified coupon security. The coupon on step coupon bonds changes periodically during the life of the security based on predetermined dates chosen when the security is issued.

U.S. GOVERNMENT OBLIGATIONS are issued by the U.S. Treasury or by agencies and instrumentalities of the U.S. government and are backed by the full faith and credit of the U.S. government. They include Treasury bills, notes and bonds.

COMMERCIAL PAPER is a promissory note issued by a corporation to finance its short-term credit needs. Each fund may invest in taxable commercial paper only for temporary defensive purposes.

WHEN-ISSUED TRANSACTIONS Municipal securities are frequently offered on a "when-issued" basis. When so offered, the price, which is generally expressed in yield terms, is fixed at the time the commitment to buy is made, but delivery and payment take place at a later date. During the time between purchase and settlement, no payment is made by the fund to the issuer and no interest accrues to the fund. If the other party to the transaction fails to deliver or pay for the security, the fund could miss a favorable price or yield opportunity, or could experience a loss.

When the fund makes the commitment to buy a municipal security on a when-issued basis, it records the transaction and reflects the value of the security in the determination of its net asset value. The funds believe their net asset value or income will not be negatively affected by their purchase of municipal securities on a when-issued basis. The funds will not engage in when-issued transactions for investment leverage purposes.

Although a fund will generally buy municipal securities on a when-issued basis with the intention of acquiring the securities, it may sell the securities before the settlement date if it is considered advisable. When a fund is the buyer, it will maintain cash or liquid securities, with an aggregate value equal to the amount of its purchase commitments, in a segregated account with its custodian bank until payment is made. If assets of a fund are held in cash pending the settlement of a purchase of securities, the fund will not earn income on those assets.

ILLIQUID INVESTMENTS Each fund may invest up to 10% of its net assets in illiquid securities. Illiquid securities are generally securities that cannot be sold within seven days in the normal course of business at approximately the amount at which the fund has valued them.

DIVERSIFICATION All of the funds, except the Maryland Fund, are diversified funds. The Maryland Fund is non-diversified. As a fundamental policy, none of the diversified funds will buy a security if, with respect to 75% of its net assets, more than 5% would be in the securities of any single issuer (with the exception of obligations of the U.S. government). For this purpose, each political subdivision, agency, or instrumentality, each multi-state agency of which a state is a member, and each public authority that issues private activity bonds on behalf of a private entity, is considered a separate issuer. Escrow-secured or defeased bonds are not generally considered an obligation of the original municipality when determining diversification.

Each fund, including the Maryland Fund, intends to meet certain diversification requirements for tax purposes. Generally, to meet federal tax requirements at the close of each quarter, a fund may not invest more than 25% of its total assets in any one issuer and, with respect to 50% of total assets, may not invest more than 5% of its total assets in any one issuer. These limitations do not apply to U.S. government securities and may be revised if applicable federal income tax requirements are revised.

TEMPORARY INVESTMENTS When the manager believes the securities trading markets or the economy are experiencing excessive volatility or a prolonged general decline, or other unusual or adverse conditions exist, it may invest each fund's portfolio in a temporary defensive manner. Under these circumstances, each fund may invest all of its assets in securities that pay taxable interest, including (i) high quality commercial paper; (ii) securities issued by or guaranteed by the full faith and credit of the U.S. government; or (iii) municipal securities issued by a state or local government other than the fund's state. Each fund also may invest all of its assets in municipal securities issued by a U.S. territory such as Guam, Puerto Rico or the Mariana Islands.

SECURITIES TRANSACTIONS The frequency of portfolio transactions, usually referred to as the portfolio turnover rate, varies for each fund from year to year, depending on market conditions. While short-term trading increases portfolio turnover and may increase costs, the execution costs for municipal securities are substantially less than for equivalent dollar values of equity securities.

CREDIT QUALITY All things being equal, the lower a security's credit quality, the higher the risk and the higher the yield the security generally must pay as compensation to investors for the higher risk.

A security's credit quality depends on the issuer's ability to pay interest on the security and, ultimately, to repay the principal. Independent rating agencies, such as Fitch Investors Service Inc. (Fitch), Moody's Investors Service, Inc. (Moody's), and Standard & Poor's Corporation (S&P), often rate municipal securities based on their opinion of the issuer's credit quality. Most rating agencies use a descending alphabet scale to rate long-term securities, and a descending numerical scale to rate short-term securities. Securities in the top four ratings are "investment grade," although securities in the fourth highest rating may have some speculative features. These ratings are described at the end of this SAI under "Description of Ratings."

An insurance company, bank or other foreign or domestic entity may provide credit support for a municipal security and enhance its credit quality. For example, some municipal securities are insured, which means they are covered by an insurance policy that guarantees the timely payment of principal and interest. Other municipal securities may be backed by letters of credit, guarantees, or escrow or trust accounts that contain securities backed by the full faith and credit of the U.S. government to secure the payment of principal and interest.

As discussed in the prospectus, each fund has limitations on the credit quality of securities it may buy. These limitations are generally applied when a fund makes an investment so that a fund is not required to sell a security because of a later change in circumstances.

INVESTMENT RESTRICTIONS Each fund has adopted the following restrictions as fundamental policies. This means they may only be changed if the change is approved by (i) more than 50% of the fund's outstanding shares or (ii) 67% or more of the fund's shares present at a shareholder meeting if more than 50% of the fund's outstanding shares are represented at the meeting in person or by proxy, whichever is less.

Each fund may not:

1. Borrow money or mortgage or pledge any of its assets, except that borrowings (and a pledge of assets therefore) for temporary or emergency purposes may be made from banks in any amount up to 5% of the total asset value.

2. Buy any securities on "margin" or sell any securities "short," except that it may use such short-term credits as are necessary for the clearance of transactions.

3. Make loans, except through the purchase of readily marketable debt securities which are either publicly distributed or customarily purchased by institutional investors. Although such loans are not presently intended, this prohibition will not preclude the fund from loaning portfolio securities to broker-dealers or other institutional investors if at least 102% cash collateral is pledged and maintained by the borrower; provided such portfolio security loans may not be made if, as a result, the aggregate of such loans exceeds 10% of the value of the fund's total assets at the time of the most recent loan.

4. Act as underwriter of securities issued by other persons, except insofar as the fund may be technically deemed an underwriter under the federal securities laws in connection with the disposition of portfolio securities.

5. Purchase the securities of any issuer which would result in owning more than 10% of the voting securities of such issuer, except with respect to the Maryland Fund, which will not purchase a security, if as a result: i) more than 25% of its total assets would be invested in the securities of a single issuer or ii) with respect to 50% of its total assets, more than 5% of its assets would be invested in the securities of a single issuer.

6. Purchase securities from or sell to the trust's officers and trustees, or any firm of which any officer or trustee is a member, as principal, or retain securities of any issuer if, to the knowledge of the trust, one or more of the trust's officers, trustees, or investment manager own beneficially more than one-half of 1% of the securities of such issuer and all such officers and trustees together own beneficially more than 5% of such securities.

7. Acquire, lease or hold real estate, except such as may be necessary or advisable for the maintenance of its offices and provided that this limitation shall not prohibit the purchase of municipal and other debt securities secured by real estate or interests therein.

8. Invest in commodities and commodity contracts, puts, calls, straddles, spreads or any combination thereof, or interests in oil, gas, or other mineral exploration or development programs, except that it may purchase, hold and dispose of "obligations with puts attached" in accordance with its investment policies.

9. Invest in companies for the purpose of exercising control or management.

10. Purchase securities of other investment companies, except in connection with a merger, consolidation or reorganization, except to the extent the fund invests its uninvested daily cash balances in shares of the Franklin Tax-Exempt Money Fund and other tax-exempt money funds in the Franklin Templeton Group of Funds provided i) its purchases and redemptions of such money market fund shares may not be subject to any purchase or redemption fees, ii) its investments may not be subject to duplication of management fees, nor to any charge related to the expense of distributing the fund's shares (as determined under Rule 12b-1, as amended under the federal securities laws) and iii) aggregate investments by the fund in any such money market fund do not exceed (A) the greater of (i) 5% of the fund's total net assets or (ii) $2.5 million, or (B) more than 3% of the outstanding shares of any such money market fund.

11. Invest more than 25% of its assets in securities of any industry; although for purposes of this limitation, tax-exempt securities and U.S. government obligations are not considered to be part of any industry.

If a bankruptcy or other extraordinary event occurs concerning a particular security the fund owns, the fund may receive stock, real estate, or other investments that the fund would not, or could not, buy. If this happens, the fund intends to sell such investments as soon as practicable while maximizing the return to shareholders.

If a percentage restriction is met at the time of investment, a later increase or decrease in the percentage due to a change in the value or liquidity of portfolio securities or the amount of assets will not be considered a violation of any of the foregoing restrictions.

RISKS
------------------------------------------------------------------------------

STATE Since each state fund mainly invests in the municipal securities of its state, its performance is closely tied to the ability of issuers of municipal securities in its state to continue to make principal and interest payments on their securities. The issuers' ability to do this is in turn dependent on economic, political and other conditions within the state. Below is a discussion of certain conditions that may affect municipal issuers in the funds' various states. It is not a complete analysis of every material fact that may affect the ability of issuers of municipal securities to meet their debt obligations or the economic or political conditions within any state and is subject to change. The information below is based on data available to the funds from historically reliable sources, but the funds have not independently verified it.

The ability of issuers of municipal securities to continue to make principal and interest payments is dependent in large part on their ability to raise revenues, primarily through taxes, and to control spending. Many factors can affect a state's revenues including the rate of population growth, unemployment rates, personal income growth, federal aid, and the ability to attract and keep successful businesses. A number of factors can also affect a state's spending including current debt levels, and the existence of accumulated budget deficits. The following provides some information on these and other factors.

ALABAMA. Alabama's economic base has continued to expand and diversify. Although manufacturing has remained an important part of the economy, the trade and service sectors have supplied almost 75% of the state's recent job growth. The state's economic diversification has been fueled by growth in high tech industries, health care and business services, and has centered around the state's major metropolitan areas. Aggressive economic development and business recruitment policies have helped to increase growth throughout the state. In recent years, these policies have brought in significant capital investments, which may help Alabama offset losses in its textile, apparel and food processing sectors.

Historically, Alabama has been able to maintain a relatively low overall debt burden, as well as balanced financial operations. Under the state's constitution, expenditure reductions are required to prevent deficit spending should the state experience revenue shortfalls. Since fiscal 1993, across the board cuts have not been needed due mainly to Alabama's recent economic growth and strict cost containment measures.

Alabama has been under a court order to remedy constitutional violations of funding equity and adequacy in its school systems. The Alabama Special Educational Trust Fund has been the state's largest operating fund and has been funded primarily by income, sales and use taxes. To address some of the deficiencies, the governor recommended that all new revenue growth in the educational trust go to K-12 schools and the state issued revenue bonds totaling $215 million for capital improvements to its schools. Alabama's state legislature also adopted a plan to remedy these violations and deficiencies, although as of May 1997 the court had not accepted the plan.

FLORIDA. Employment and population have grown steadily in Florida since 1991, and Florida's economic expansion has been among the strongest in the region, as well as the nation. Florida's population growth has placed increased demands on government services and the state's infrastructure, but so far the state has been able to meet these challenges.

Florida's economy has continued to diversify, moving from a relatively narrow base of agriculture and seasonal tourism towards a service and trade economy. Job growth has been steady, with an unemployment rate of 4.6% in April 1997, below the national rate of 4.8%. The state's job growth has been dependent on growth in the services, construction and trade sectors, with the state's business services sector accounting for approximately 30% of new non-farm employment since 1991. Much of this growth has come from growth in the personnel services sector, however, which typically represents low paying jobs. The state's tourism industry, which has supported the state's other employment sectors, has been somewhat erratic since the recession in the early 1990s. A tourism increase of 3.1% is expected, however, through fiscal 1998.

Due in large part to the state's healthy economy, Florida's population has also continued to grow. It was recently the fourth most populated state in the U.S. Its per capita income, while close to the national average, exceeded regional levels by almost 11% as of April 1997. Because of its substantial retirement age population, however, its income structure is dependent on property income and transfer payments, such as social security and pension benefits. As a result, a change to the consumer price index at the federal level could have a significant impact on the state.

Florida's tax base has been relatively narrow, with 70% of its revenues derived from the state's sales and use tax. This reliance on a cyclical revenue source creates some vulnerability, as does the constitutional amendment approved by voters in 1994 that limits the rate of growth in state revenues. It should be noted, however, that this amendment exempts revenues pledged to bonds, so existing and new debt issues should be unaffected.

Although Florida's debt levels have been steadily rising, in recent years the state has generated operating surpluses, while maintaining tax levels and providing funds for the state's growth in government services. Overall, the state's financial outlook is considered stable.

GEORGIA. Georgia has been among the fastest growing states in the U.S. in population. Its diversified economy has also performed well in recent years, with growth in the services sector driving the state's overall employment growth. Other factors that have contributed to Georgia's recent economic growth have been the state's low cost of living, extensive transportation infrastructure, low unemployment rates, and strong activity in the construction sector. Atlanta, which has been at the heart of the state's economic growth, has also been a trade, service and transportation center for much of the southeast region.

Financially, the state's strong economic and revenue growth have so far allowed the state to meet the needs of its growing population, while maintaining a sound financial position. The state has generated operating surpluses in each of the last three fiscal years from 1995 to 1997, and has also fully funded its reserves. While revenues have grown at a rate of more than 9% since 1991, the state has kept growth in general fund expenditures below 9%. In addition, recent investments in financial information and reporting technology should help improve the state's financial reporting and accuracy. In the near term, key expenses for the state may be in the areas of education, health and welfare.

KENTUCKY. Kentucky's economy, with its base in agriculture and traditional manufacturing, has outperformed the nation in both employment and personal income growth over the past several years. In contrast to the nation, its relatively high-wage manufacturing sector has grown steadily, recently accounting for nearly 15% of all jobs. The state has been especially dependent on the production of transportation equipment.

While the state's reliance on traditional manufacturing has persisted, its economy has made improvements towards diversification. Kentucky's economy has been moving towards a more modern manufacturing and service-oriented base, with less emphasis on its coal, tobacco, and heavy manufacturing industries. Its low cost structure, high quality of living, and pro-business environment have attracted businesses to the state over the past several years, with the majority of economic development occurring in the state's "Golden Triangle" region.

Despite improvements, there remain major structural weaknesses in Kentucky's economic base. The state is especially vulnerable to rapid technological changes, which, given the historically low education levels of its workforce, could weaken the ability of the state to remain economically competitive.

Since fiscal 1993, Kentucky's financial management has steadily improved. In 1995, the state funded a $100 million budgetary reserve fund, which by the end of fiscal 1996 had grown to $200 million. Despite a recent court ruling that will require the state to refund an estimated $240 million to taxpayers, as of July 1997, the state was expected to maintain its reserve fund at its 1996 level through fiscal 1998 and to maintain its balanced budget.

LOUISIANA. Louisiana's economy has been historically cyclical due to its reliance on oil and gas production and petro-chemical products. During the energy sector decline of the 1980s, however, the state made some improvements towards a more diversified economy. During that time, the leading source of jobs was the service sector, which in 1997 accounted for 26% of employment. Nonetheless, much of the state's recent economic growth has come from the upturn in the oil and gas sector. Gaming, construction and tourism have also contributed. Future growth should continue to be limited by the state's dependence on the cyclical oil and gas industry, as well as below average wealth and income levels and a workforce with a low education level.

Historically, Louisiana's main revenue sources, namely its sales tax, individual and corporate income tax, and severance and royalty taxes, have fluctuated with economic cycles. This fluctuation has created budget problems in the past. During the last several years, however, the state's financial position has stabilized somewhat. Under a new administration and legislature, the state adopted budget control measures in 1996. These measures have improved efficiencies, especially in the state's large health care system, and resulted in an operating surplus of $161 million for fiscal 1997. A potential problem for the state's financial position may be its unfunded risk management claims for judgments against the state, which, as of May 1997, totaled $1.8 billion.

MARYLAND. Maryland's economic base has been well-diversified. The state's leading employment and income sectors have been services (32.5%), trade (24%) and government (19.1%). The state's dependence on government has been larger than most other states due to Maryland's close proximity to Washington D.C., and has made Maryland vulnerable to federal budget cuts. At the same time, the state's manufacturing sector (7.9%) has been smaller than most other states, although it has been Maryland's most volatile sector. Recently, economic growth has come mainly from the service, trade, and the combined transportation, communication and utilities sectors.

Maryland's financial performance has been historically strong. Contributing factors have included high per capita income levels, a well-educated workforce, an advanced infrastructure, diversified employment opportunities, and strong population growth. In each of the last four fiscal years, the state has generated operating surpluses while building its financial reserves. Debt service levels have also remained manageable.

Going forward, potential areas of financial stress may come from the state's $4.8 billion unfunded pension liability and its recent 10% personal income tax reduction, which is to be phased in over five years. The state hopes to fund the tax cut with savings from reductions in the size of government, new revenues from potential economic growth as a result of the tax cut, and from budget reserves.

MISSOURI. Missouri has historically enjoyed a diversified economy that has tended to mirror the national economy. Employment and personal income growth, however, have been above the national average. Over the past three years, employment has grown at an average annual rate of 2%, while personal income has increased by an average annual rate of 5.8% over the past two years. At the same time, the state's unemployment rate of 3.5% has been below the national average.

Despite declines in its manufacturing sector, trade and services have grown steadily and have more than offset the state's manufacturing losses. Missouri's low cost of living and highly skilled workforce have contributed to this growth and have made the state attractive to computer- and telecommunications-related companies. As of March 1998, S&P estimated that the state's job growth will continue over the next five years, although at a slower pace due to slow population growth and a tight labor force. These factors could raise wages and deter future economic growth.

From a financial standpoint, Missouri's reluctance to rely heavily on borrowing to meet capital needs has resulted in a low debt burden, while sound financial management has resulted in a steadily improving financial position. The state's general fund has had a surplus for six consecutive years, increasing in fiscal 1997 to a balance of $1.71 billion. Because of constitutional tax limitations, however, the state must refund $695 million in excess income tax revenues collected in fiscal years 1995, 1996 and 1997 to taxpayers.

Fiscal 1998 results are also expected to be positive. Because of the state's strong economy, recent estimates indicated general revenue growth of 3.3%. This is down from 5.7% in 1997 as a result of the elimination of the state's sales tax on food. For fiscal 1999, increased expenditures for new prison construction, education and further tax reductions could reduce the state's future financial flexibility.

NORTH CAROLINA. North Carolina recently ranked tenth in the nation in population, and its employment and personal income growth has consistently been above national levels. Manufacturing has dominated the state's economy, providing 24% of employment and ranking North Carolina eighth in the U.S. in manufacturing employment. This reliance on manufacturing could increase the state's vulnerability to future recessions.

Historically, North Carolina's financial operations have been relatively conservative. Income taxes have been the state's main source of revenue and education its largest expense. In recent years, the state's financial performance has been positive with operating surpluses in both fiscal 1996 and 1997. This performance has allowed the state to build reserves and enact various tax relief measures. A budget deficit has been estimated for the first year of the 1997-1999 biennium, however, which the state has planned to fund with its reserves.

Nationally, North Carolina has not been considered a wealthy state. Regionally, however, it has been among the wealthiest states. Low wages, affordable housing, and a perceived favorable quality of life should help provide positive long-term development potential for the state.

TEXAS. The Texas economy has continued to diversify and to move away from its dependence on the volatile oil and gas sector. The state's high-tech sector has become increasingly prominent, and, as of June 1997, was second behind only California in total jobs and advantages in cost of business. The construction industry has been the state's fastest growing sector in recent years due in part to a relatively high rate of net migration to the state. Overall, job growth has been strong. Since 1990, Texas has added more than $1.4 million new jobs and has accounted for 11% of all new jobs created in the U.S. Future growth may come from the state's services sector, which accounted for 27% of employment as of April 1997.

While overall job growth has been strong, losses in the state's higher paying oil and gas, and aerospace industries have resulted in slower, although still positive, personal income growth. On a per capita basis, income levels have remained below the national level.

Financially, the state's performance has improved since the budget deficits of the mid-1980s when the oil and gas sector declined. Revenues have continued to increase as the state's economy has grown. For fiscal 1997, the state relied in part on general fund reserves to finance operations and expects to do the same for fiscal 1998. This reliance on existing surpluses to fund expenditures could create budget problems going forward. In the near future, Texas may encounter spending pressures from its growing population and from areas such as education and welfare reform.

The state's debt burden has been relatively modest. In recent years, however, the state's debt position has grown. The state has also moved away from issuing debt designed to be self-supporting and towards issuing debt supported by the general revenue fund. Nonetheless, the state's debt has remained below the national average on a per capita basis.

VIRGINIA. Virginia's economy has been in a period of transition. Historically the state has been dependent on the federal government due to Virginia's close proximity to Washington D.C. Federal downsizing and budget cuts in recent years, however, have cost the state jobs. As a result, the state has been actively encouraging diversification. While federal jobs have continued to account for a larger percentage of employment (5.2% in 1996) relative to the national average, growth in the services sector has helped replace some of the losses of federal jobs. In 1996, services accounted for 29.1% of non-farm employment, with the fastest growth coming from the business and health services areas. Trade has been another growing sector, increasing 12.6% from 1992 to 1996 and accounting for 22.8% of employment in 1996.

Virginia's debt levels have been historically low, although they have begun to increase due to some large highway and university construction projects. Revenues and expenses have likewise grown. After two years of deficits, the state's GAAP-based unreserved fund balance closed with $220 million in fiscal 1997.

Since 1995, the state has had to refund approximately $400 million of income tax collected on federal retiree benefits as a result of a court case. Two-thirds of this amount has been paid and the remainder is scheduled to be paid in 1998 and 1999. In coming years, the state will also have to fund increased expenditures for education, as well as the elimination of its car tax. When fully phased in during fiscal 2003, the cost to the state of the car tax elimination is expected to be $2.8 billion.

U.S. TERRITORIES Since each fund may invest a portion of its assets in municipal securities issued by U.S. territories, the ability of municipal issuers in U.S. territories to continue to make principal and interest payments also may affect a fund's performance. As with state municipal issuers, the ability to make these payments is dependent on economic, political and other conditions. Below is a discussion of certain conditions within some of the territories where the funds may be invested. It is not a complete analysis of every material fact that may affect the ability of issuers of U.S. territory municipal securities to meet their debt obligations or the economic or political conditions within the territories and is subject to change. It is based on data available to the funds from historically reliable sources, but it has not been independently verified by the funds.

GUAM. Guam's economy has been heavily dependent on its tourism industry, which accounted for almost 40% of total employment in 1997. It has been especially dependent on Japanese tourism, which has made Guam vulnerable to fluctuations in the relationship between the U.S. dollar and the Japanese yen.

In the early to mid-1990s, Guam's financial position deteriorated due to a series of natural disasters that led to increased spending on top of already significant budget gaps. As a result, the government introduced a comprehensive financial plan in June 1995 to help balance the budget and reduce the general fund deficit by fiscal 1999. As of fiscal 1997, the deficit had improved and the budget was balanced.

While Guam's debt burden has been manageable, Guam's ability to maintain current debt levels may be challenged in the near future. U.S. military downsizing has reduced the federal presence on the island and also may reduce federal support for infrastructure projects. At the same time, Guam has faced increasing pressure to improve its infrastructure to help generate economic development.

Overall, as of October 1997, S&P's outlook for Guam was negative due to Guam's continued weak financial position and the need for continued political support towards the goals of the financial plan.

MARIANA ISLANDS. The Mariana Islands became a commonwealth in 1975. At that time, the U.S. government agreed to exempt the islands from federal minimum wage and immigration laws in an effort to help stimulate industry and the economy. The islands' minimum wage has been more than $2 per hour below the U.S. level and tens of thousands of workers have immigrated from various Asian countries to provide cheap labor for the islands' industries. Recently, the islands' tourism and apparel industries combined to help increase gross business receipts from $224 million in 1985 to $2 billion in 1996.

PUERTO RICO. Overall, Moody's considered Puerto Rico's outlook stable as of January 1999. In recent years, Puerto Rico's financial performance has improved. Relatively strong revenue growth and more aggressive tax collection procedures resulted in a general fund surplus for fiscal 1998 (unaudited). For fiscal 1999, spending increases of 11% are budgeted, which may create an operating deficit and deplete the commonwealth's unreserved fund balance.

Puerto Rico's debt levels have been high. Going forward, these levels may increase as Puerto Rico attempts to finance significant capital and infrastructure improvements. Puerto Rico will also need to address its large unfunded pension liability of more than $6 billion.

Despite Puerto Rico's stable outlook, Puerto Rico may face challenges in the coming years with the 1996 passage of a bill eliminating section 936 of the Internal Revenue Code. This section has given certain U.S. corporations operating in Puerto Rico significant tax advantages. These incentives have helped considerably with Puerto Rico's economic growth, especially with the development of its manufacturing sector. U.S. firms that have benefited from these incentives have provided a significant portion of Puerto Rico's revenues, employment and deposits in local financial institutions. The section 936 incentives will be phased out over a 10-year period ending in 2006. It is hoped that this long phase-out period will give Puerto Rico sufficient time to lessen the potentially negative effects of section 936's elimination. Outstanding issues relating to the potential for a transition to statehood also may have broad implications for Puerto Rico and its financial and credit position.

OFFICERS AND TRUSTEES
------------------------------------------------------------------------------

The trust has a board of trustees. The board is responsible for the overall management of the trust, including general supervision and review of each fund's investment activities. The board, in turn, elects the officers of the trust who are responsible for administering the trust's day-to-day operations. The board also monitors each fund to ensure no material conflicts exist among share classes. While none is expected, the board will act appropriately to resolve any material conflict that may arise.

The name, age and address of the officers and board members, as well as their affiliations, positions held with the trust, and principal occupations during the past five years are shown below.

Frank H. Abbott, III (78)
1045 Sansome Street, San Francisco, CA 94111
TRUSTEE

President and Director, Abbott Corporation (an investment company); director or trustee, as the case may be, of 27 of the investment companies in the Franklin Templeton Group of Funds; and FORMERLY, Director, MotherLode Gold Mines Consolidated (gold mining) and Vacu-Dry Co. (food processing).

Harris J. Ashton (67)
191 Clapboard Ridge Road, Greenwich, CT 06830
TRUSTEE

Director, RBC Holdings, Inc. (bank holding company) and Bar-S Foods (meat packing company); director or trustee, as the case may be, of 48 of the investment companies in the Franklin Templeton Group of Funds; and FORMERLY, President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers).

S. Joseph Fortunato (66)
Park Avenue at Morris County, P.O. Box 1945
Morristown, NJ 07962-1945
TRUSTEE

Member of the law firm of Pitney, Hardin, Kipp & Szuch; director or trustee, as the case may be, of 50 of the investment companies in the Franklin Templeton Group of Funds.

Edith E. Holiday (47)
3239 38th Street, N.W., Washington, DC 20016
TRUSTEE

Director, Amerada Hess Corporation (exploration and refining of natural gas) (1993-present), Hercules Incorporated (chemicals, fibers and resins) (1993-present), Beverly Enterprises, Inc. (health care) (1995-present) and H.J. Heinz Company (processed foods and allied products) (1994-present); director or trustee, as the case may be, of 24 of the investment companies in the Franklin Templeton Group of Funds; and FORMERLY, Chairman (1995-1997) and Trustee (1993-1997), National Child Research Center, Assistant to the President of the United States and Secretary of the Cabinet (1990-1993), General Counsel to the United States Treasury Department (1989-1990), and Counselor to the Secretary and Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).

*Charles B. Johnson (66)
777 Mariners Island Blvd., San Mateo, CA 94404
CHAIRMAN OF THE BOARD AND TRUSTEE


President, Chief Executive Officer and Director, Franklin Resources, Inc.; Chairman of the Board and Director, Franklin Advisers, Inc., Franklin Investment Advisory Services, Inc. and Franklin Templeton Distributors, Inc.; Director, Franklin/Templeton Investor Services, Inc. and Franklin Templeton Services, Inc.; officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc. and of 49 of the investment companies in the Franklin Templeton Group of Funds.

*Rupert H. Johnson, Jr. (58)
777 Mariners Island Blvd., San Mateo, CA 94404
PRESIDENT AND TRUSTEE

Executive Vice President and Director, Franklin Resources, Inc. and Franklin Templeton Distributors, Inc.; President and Director, Franklin Advisers, Inc. and Franklin Investment Advisory Services, Inc.; Senior Vice President, Franklin Advisory Services, LLC; Director, Franklin/Templeton Investor Services, Inc.; and officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc. and of 52 of the investment companies in the Franklin Templeton Group of Funds.

Frank W.T. LaHaye (70)
20833 Stevens Creek Blvd., Suite 102, Cupertino, CA 95014
TRUSTEE

General Partner, Miller & LaHaye, which is the General Partner of Peregrine Ventures II (venture capital firm); director or trustee, as the case may be, of 27 of the investment companies in the Franklin Templeton Group of Funds; and FORMERLY, Director, Fischer Imaging Corporation (medical imaging systems), Digital Transmission Systems, Inc. (wireless communications) and Quarterdeck Corporation (software firm), and General Partner, Peregrine Associates, which was the General Partner of Peregrine Ventures (venture capital firm).

Gordon S. Macklin (71)
8212 Burning Tree Road, Bethesda, MD 20817
TRUSTEE

Director, Fund American Enterprises Holdings, Inc. (holding company), Martek Biosciences Corporation, MCI WorldCom (information services), MedImmune, Inc. (biotechnology), Spacehab, Inc. (aerospace services) and Real 3D (software); director or trustee, as the case may be, of 48 of the investment companies in the Franklin Templeton Group of Funds; and FORMERLY, Chairman, White River Corporation (financial services) and Hambrecht and Quist Group (investment banking), and President, National Association of Securities Dealers, Inc.

Harmon E. Burns (54)
777 Mariners Island Blvd., San Mateo, CA 94404
VICE PRESIDENT

Executive Vice President and Director, Franklin Resources, Inc., Franklin Templeton Distributors, Inc. and Franklin Templeton Services, Inc.; Executive Vice President, Franklin Advisers, Inc.; Director, Franklin Investment Advisory Services, Inc. and Franklin/Templeton Investor Services, Inc.; and officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc. and of 52 of the investment companies in the Franklin Templeton Group of Funds.

Martin L. Flanagan (39)
777 Mariners Island Blvd., San Mateo, CA 94404
VICE PRESIDENT AND CHIEF FINANCIAL OFFICER

Senior Vice President and Chief Financial Officer, Franklin Resources, Inc., Franklin/Templeton Investor Services, Inc. and Franklin Mutual Advisers, LLC; Executive Vice President, Chief Financial Officer and Director, Templeton Worldwide, Inc.; Executive Vice President, Chief Operating Officer and Director, Templeton Investment Counsel, Inc.; Executive Vice President and Chief Financial Officer, Franklin Advisers, Inc.; Chief Financial Officer, Franklin Advisory Services, LLC and Franklin Investment Advisory Services, Inc.; President and Director, Franklin Templeton Services, Inc.; officer and/or director of some of the other subsidiaries of Franklin Resources, Inc.; and officer and/or director or trustee, as the case may be, of 52 of the investment companies in the Franklin Templeton Group of Funds.

Deborah R. Gatzek (50)
777 Mariners Island Blvd., San Mateo, CA 94404
VICE PRESIDENT AND SECRETARY

Senior Vice President and General Counsel, Franklin Resources, Inc.; Senior Vice President, Franklin Templeton Services, Inc. and Franklin Templeton Distributors, Inc.; Executive Vice President, Franklin Advisers, Inc.; Vice President, Franklin Advisory Services, LLC and Franklin Mutual Advisers, LLC; Vice President, Chief Legal Officer and Chief Operating Officer, Franklin Investment Advisory Services, Inc.; and officer of 53 of the investment companies in the Franklin Templeton Group of Funds.

Thomas J. Kenny (36)
777 Mariners Island Blvd., San Mateo, CA 94404
VICE PRESIDENT

Executive Vice President, Franklin Advisers, Inc.; and officer of eight of the investment companies in the Franklin Templeton Group of Funds.

Diomedes Loo-Tam (60)
777 Mariners Island Blvd., San Mateo, CA 94404
TREASURER AND PRINCIPAL ACCOUNTING OFFICER

Senior Vice President, Franklin Templeton Services, Inc.; and officer of 32 of the investment companies in the Franklin Templeton Group of Funds.

Edward V. McVey (61)
777 Mariners Island Blvd., San Mateo, CA 94404
VICE PRESIDENT

Senior Vice President and National Sales Manager, Franklin Templeton Distributors, Inc.; and officer of 28 of the investment companies in the Franklin Templeton Group of Funds.

*This board member is considered an "interested person" under federal securities laws.

Note: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers.

The trust pays noninterested board members $1,450 per month plus $1,300 per meeting attended. Board members who serve on the audit committee of the trust and other funds in the Franklin Templeton Group of Funds receive a flat fee of $2,000 per committee meeting attended, a portion of which is allocated to the trust. Members of a committee are not compensated for any committee meeting held on the day of a board meeting. Noninterested board members also may serve as directors or trustees of other funds in the Franklin Templeton Group of Funds and may receive fees from these funds for their services. The fees payable to noninterested board members by the trust are subject to reductions resulting from fee caps limiting the amount of fees payable to board members who serve on other boards within the Franklin Templeton Group of Funds. The following table provides the total fees paid to noninterested board members by the trust and by the Franklin Templeton Group of Funds.


                                                           NUMBER OF BOARDS IN
                                     TOTAL FEES RECEIVED     THE FRANKLIN
                      TOTAL FEES      FROM THE FRANKLIN    TEMPLETON GROUP OF
                       RECEIVED       TEMPLETON GROUP OF  FUNDS ON WHICH EACH
        NAME        FROM THE TRUST 1       FUNDS 2             SERVES 3
-------------------------------------------------------------------------------
Frank H. Abbott         $25,675            $159,051                27
Harris J. Ashton        $26,390            $361,157                48
S. Joseph Fortunato     $25,097            $367,835                50
Edith E. Holiday        $28,650            $211,400                24
Frank W.T. LaHaye       $26,975            $163,753                27
Gordon S. Macklin       $26,390            $361,157                48

1. For the fiscal year ended February 28, 1999. During the period from February 28, 1998, through May 31, 1998, fees at the rate of $1,300 per month plus $1,300 per board meeting attended were in effect.
2. For the calendar year ended December 31, 1998.
3. We base the number of boards on the number of registered investment companies in the Franklin Templeton Group of Funds. This number does not include the total number of series or funds within each investment company for which the board members are responsible. The Franklin Templeton Group of Funds currently includes 54 registered investment companies, with approximately 163 U.S. based funds or series.

Noninterested board members are reimbursed for expenses incurred in connection with attending board meetings, paid pro rata by each fund in the Franklin Templeton Group of Funds for which they serve as director or trustee. No officer or board member received any other compensation, including pension or retirement benefits, directly or indirectly from the fund or other funds in the Franklin Templeton Group of Funds. Certain officers or board members who are shareholders of Franklin Resources, Inc. may be deemed to receive indirect remuneration by virtue of their participation, if any, in the fees paid to its subsidiaries.

Board members historically have followed a policy of having substantial investments in one or more of the funds in the Franklin Templeton Group of Funds, as is consistent with their individual financial goals. In February 1998, this policy was formalized through adoption of a requirement that each board member invest one-third of fees received for serving as a director or trustee of a Templeton fund in shares of one or more Templeton funds and one-third of fees received for serving as a director or trustee of a Franklin fund in shares of one or more Franklin funds until the value of such investments equals or exceeds five times the annual fees paid such board member. Investments in the name of family members or entities controlled by a board member constitute fund holdings of such board member for purposes of this policy, and a three year phase-in period applies to such investment requirements for newly elected board members. In implementing such policy, a board member's fund holdings existing on February 27, 1998, are valued as of such date with subsequent investments valued at cost.

MANAGEMENT AND OTHER SERVICES
------------------------------------------------------------------------------

MANAGER AND SERVICES PROVIDED EACH fund's manager is Franklin Advisers, Inc. The manager is a wholly owned subsidiary of Franklin Resources, Inc. (Resources), a publicly owned company engaged in the financial services industry through its subsidiaries. Charles B. Johnson and Rupert H. Johnson, Jr. are the principal shareholders of Resources.

The manager provides investment research and portfolio management services, and selects the securities for each fund to buy, hold or sell. The manager's extensive research activities include, as appropriate, traveling to meet with issuers and to review project sites. The manager also selects the brokers who execute the funds' portfolio transactions. The manager provides periodic reports to the board, which reviews and supervises the manager's investment activities. To protect the fund, the manager and its officers, directors and employees are covered by fidelity insurance.

The manager and its affiliates manage numerous other investment companies and accounts. The manager may give advice and take action with respect to any of the other funds it manages, or for its own account, that may differ from action taken by the manager on behalf of the funds. Similarly, with respect to each fund, the manager is not obligated to recommend, buy or sell, or to refrain from recommending, buying or selling any security that the manager and access persons, as defined by applicable federal securities laws, may buy or sell for its or their own account or for the accounts of any other fund. The manager is not obligated to refrain from investing in securities held by the fund or other funds it manages. Of course, any transactions for the accounts of the manager and other access persons will be made in compliance with the funds' code of ethics.

Under the funds' code of ethics, employees of the Franklin Templeton Group who are access persons may engage in personal securities transactions subject to the following general restrictions and procedures: (i) the trade must receive advance clearance from a compliance officer and must be completed by the close of the business day following the day clearance is granted; (ii) copies of all brokerage confirmations and statements must be sent to a compliance officer; (iii) all brokerage accounts must be disclosed on an annual basis; and (iv) access persons involved in preparing and making investment decisions must, in addition to (i), (ii) and (iii) above, file annual reports of their securities holdings each January and inform the compliance officer (or other designated personnel) if they own a security that is being considered for a fund or other client transaction or if they are recommending a security in which they have an ownership interest for purchase or sale by a fund or other client.

MANAGEMENT FEES The funds each pay the manager a fee equal to a monthly rate of:

o  5/96 of 1% of the value of net assets up to and including $100 million;
   and
o 1/24 of 1% of the value of net assets over $100 million up to and including $250 million; and
o  9/240 of 1% of the value of net assets in excess of $250 million.

The fee is computed at the close of business on the last business day of each month according to the terms of the management agreement. Each class of a fund's shares pays its proportionate share of the fee.

For the last three fiscal years ended February 28, the funds paid the following management fees:

                              MANAGEMENT FEES PAID ($)
                         ------------------------------------
                            1999        1998        1997
-------------------------------------------------------------
Alabama Fund              1,332,672    1,189,527   1,079,285
Florida Fund              8,253,117    7,419,693   6,567,507
Georgia Fund                990,149      872,451     812,505
Kentucky Fund               143,286 1     81,200 1    66,255 1
Louisiana Fund              908,906      758,170     692,158
Maryland Fund             1,369,242    1,166,952   1,033,178
Missouri Fund             1,860,465    1,574,188   1,416,882
North Carolina Fund       1,834,435    1,566,067   1,410,760
Texas Fund                  786,294      770,725     762,188
Virginia Fund             1,958,381    1,689,780   1,519,947
1. Management fees, before any advance waiver, totaled $377,311, $304,904, and $260,610, respectively. Under an agreement by the manager to limit its fees, the fund paid the management fees shown.

ADMINISTRATOR AND SERVICES PROVIDED Franklin Templeton Services, Inc. (FT Services) has an agreement with the manager to provide certain administrative services and facilities for each fund. FT Services is wholly owned by Resources and is an affiliate of the funds' manager and principal underwriter.

The administrative services FT Services provides include preparing and maintaining books, records, and tax and financial reports, and monitoring compliance with regulatory requirements.

ADMINISTRATION FEES The manager pays FT Services a monthly fee equal to an annual rate of:

o   0.15% of the fund's average daily net assets up to $200 million;
o   0.135% of average daily net assets over $200 million up to $700 million;
o   0.10% of average daily net assets over $700 million up to $1.2 billion;
    and
o   0.075% of average daily net assets over $1.2 billion.

During the last three fiscal years ended February 28, the manager paid FT Services the following administration fees:

                              ADMINISTRATION FEES PAID ($)
                         ------------------------------------
                            1999        1998        1997 1
-------------------------------------------------------------
Alabama Fund                347,826      315,821     121,584
Florida Fund              1,883,152    1,761,352     691,407
Georgia Fund                252,014      223,366      88,065
Kentucky Fund                87,075       72,518      26,745
Louisiana Fund              225,042      188,768      72,596
Maryland Fund               353,775      309,059     116,248
Missouri Fund               490,833      424,624     163,365
North Carolina Fund         486,937      422,191     161,088
Texas Fund                  198,222      193,355      79,386
Virginia Fund               526,452      458,682     174,841
1. For the period October 1, 1996 through February 28, 1997.

SHAREHOLDER SERVICING AND TRANSFER AGENT Franklin/Templeton Investor Services, Inc. (Investor Services) is each fund's shareholder servicing agent and acts as the fund's transfer agent and dividend-paying agent. Investor Services is located at 777 Mariners Island Blvd., San Mateo, CA 94404. Please send all correspondence to Investor Services to P.O. Box 997151, Sacramento, CA 95899-9983.

For its services, Investor Services receives a fixed fee per account. Each fund also will reimburse Investor Services for certain out-of-pocket expenses, which may include payments by Investor Services to entities, including affiliated entities, that provide sub-shareholder services, recordkeeping and/or transfer agency services to beneficial owners of the fund. The amount of reimbursements for these services per benefit plan participant fund account per year will not exceed the per account fee payable by the fund to Investor Services in connection with maintaining shareholder accounts.

CUSTODIAN Bank of New York, Mutual Funds Division, 90 Washington Street, New York, NY 10286, acts as custodian of each fund's securities and other assets.

AUDITOR PricewaterhouseCoopers LLP, 333 Market Street, San Francisco, CA 94105, is the funds' independent auditor. The auditor gives an opinion on the financial statements included in the trust's Annual Report to Shareholders and reviews the trust's registration statement filed with the U.S. Securities and Exchange Commission (SEC).

PORTFOLIO TRANSACTIONS
------------------------------------------------------------------------------

Since most purchases by the funds are principal transactions at net prices, the funds incurs little or no brokerage costs. Each fund deals directly with the selling or buying principal or market maker without incurring charges for the services of a broker on its behalf, unless it is determined that a better price or execution may be obtained by using the services of a broker. Purchases of portfolio securities from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include a spread between the bid and ask prices. As a general rule, the funds do not buy securities in underwritings where it is given no choice, or only limited choice, in the designation of dealers to receive the commission. The funds seek to obtain prompt execution of orders at the most favorable net price. Transactions may be directed to dealers in return for research and statistical information, as well as for special services provided by the dealers in the execution of orders.

It is not possible to place a dollar value on the special executions or on the research services the manager receives from dealers effecting transactions in portfolio securities. The allocation of transactions in order to obtain additional research services allows the manager to supplement its own research and analysis activities and to receive the views and information of individuals and research staffs of other securities firms. As long as it is lawful and appropriate to do so, the manager and its affiliates may use this research and data in their investment advisory capacities with other clients. If the funds' officers are satisfied that the best execution is obtained, the sale of fund shares, as well as shares of other funds in the Franklin Templeton Group of Funds, also may be considered a factor in the selection of broker-dealers to execute the funds' portfolio transactions.

If purchases or sales of securities of the funds and one or more other investment companies or clients supervised by the manager are considered at or about the same time, transactions in these securities will be allocated among the several investment companies and clients in a manner deemed equitable to all by the manager, taking into account the respective sizes of the funds and the amount of securities to be purchased or sold. In some cases this procedure could have a detrimental effect on the price or volume of the security so far as the fund is concerned. In other cases it is possible that the ability to participate in volume transactions may improve execution and reduce transaction costs to the funds.

During the last three fiscal years ended February 28, the funds paid no brokerage commissions.

As of February 28, 1999, the funds did not own securities of their regular broker-dealers.

DISTRIBUTIONS AND TAXES
------------------------------------------------------------------------------

The funds calculate dividends and capital gains the same way for each class. The amount of any income dividends per share will differ, however, generally due to the difference in the distribution and service (Rule 12b-1) fees of each class. The funds does not pay "interest" or guarantee any fixed rate of return on an investment in its shares.

DISTRIBUTIONS OF NET INVESTMENT INCOME The fund receives income generally in the form of interest on its investments. This income, less expenses incurred in the operation of the fund, constitutes the fund's net investment income from which dividends may be paid to you.

By meeting certain requirements of the Internal Revenue Code, the funds have qualified and continue to qualify to pay exempt-interest dividends to you. These dividends are derived from interest income exempt from regular federal income tax, and are not subject to regular federal income tax when they are distributed to you. In addition, to the extent that exempt-interest dividends are derived from interest on obligations of a state or its political subdivisions, or from interest on qualifying U.S. territorial obligations (including qualifying obligations of Puerto Rico, the U.S. Virgin Islands or Guam), they also will be exempt from that state's personal income taxes. Most states generally do not grant tax-free treatment to interest on state and municipal securities of other states.

The funds may earn taxable income on any temporary investments, on the discount from stripped obligations or their coupons, on income from securities loans or other taxable transactions, or on ordinary income derived from the sale of market discount bonds. Any fund distributions from such income will be taxable to you as ordinary income, whether you receive them in cash or in additional shares.

DISTRIBUTIONS OF CAPITAL GAINS The funds may derive capital gains and losses in connection with sales or other dispositions of their portfolio securities. Distributions from net short-term capital gains will be taxable to you as ordinary income. Distributions from net long-term capital gains will be taxable to you as long-term capital gain, regardless of how long you have held your shares in a fund. Any net capital gains realized by a fund generally will be distributed once each year, and may be distributed more frequently, if necessary, in order to reduce or eliminate excise or income taxes on the fund.

INFORMATION ON THE TAX CHARACTER OF DISTRIBUTIONS The funds will inform you of the amount of your ordinary income dividends and capital gains distributions at the time they are paid, and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year, including the portion of the distributions that on average comprise taxable income or interest income that is a tax preference item under the alternative minimum tax. If you have not held fund shares for a full year, a fund may designate and distribute to you, as taxable, tax-exempt or tax preference income, a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the fund.

ELECTION TO BE TAXED AS A REGULATED INVESTMENT COMPANY Each fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code, has qualified as such for its most recent fiscal year, and intends to so qualify during the current fiscal year. As regulated investment companies, the funds generally pay no federal income tax on the income and gains they distribute to you. The board reserves the right not to maintain the qualification of a fund as a regulated investment company if it determines such course of action to be beneficial to shareholders. In such case, a fund will be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to you will be taxed as ordinary dividend income to the extent of such fund's earnings and profits.

EXCISE TAX DISTRIBUTION REQUIREMENTS To avoid federal excise taxes, the Internal Revenue Code requires each fund to distribute to you by December 31 of each year, at a minimum, the following amounts: 98% of its taxable ordinary income earned during the calendar year; 98% of its capital gain net income earned during the twelve month period ending October 31; and 100% of any undistributed amounts from the prior year. Each fund intends to declare and pay these amounts in December (or in January that are treated by you as received in December) to avoid these excise taxes, but can give no assurances that its distributions will be sufficient to eliminate all taxes.

REDEMPTION OF FUND SHARES Redemptions and exchanges of fund shares are taxable transactions for federal and state income tax purposes. If you redeem your fund shares, or exchange your fund shares for shares of a different Franklin Templeton Fund, the IRS will require that you report a gain or loss on your redemption or exchange. If you hold your shares as a capital asset, the gain or loss that you realize will be capital gain or loss and will be long-term or short-term, generally depending on how long you hold your shares. Any loss incurred on the redemption or exchange of shares held for six months or less will be disallowed to the extent of any exempt-interest dividends distributed to you with respect to your fund shares and any remaining loss will be treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by the fund on those shares.

All or a portion of any loss that you realize upon the redemption of your fund shares will be disallowed to the extent that you buy other shares in the fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules will be added to your tax basis in the new shares you buy.

DEFERRAL OF BASIS If you redeem some or all of your shares in a fund, and then reinvest the sales proceeds in such fund or in another Franklin Templeton Fund within 90 days of buying the original shares, the sales charge that would otherwise apply to your reinvestment may be reduced or eliminated. The IRS will require you to report gain or loss on the redemption of your original shares in a fund. In doing so, all or a portion of the sales charge that you paid for your original shares in a fund will be excluded from your tax basis in the shares sold (for the purpose of determining gain or loss upon the sale of such shares). The portion of the sales charge excluded will equal the amount that the sales charge is reduced on your reinvestment. Any portion of the sales charge excluded from your tax basis in the shares sold will be added to the tax basis of the shares you acquire from your reinvestment.

DIVIDENDS-RECEIVED DEDUCTION FOR CORPORATIONS Because each fund's income consists of interest rather than dividends, no portion of its distributions generally will be eligible for the corporate dividends-received deduction. None of the dividends paid by the funds for the most recent fiscal year qualified for such deduction, and it is anticipated that none of the current year's dividends will so qualify.

INVESTMENT IN COMPLEX SECURITIES Each fund may invest in complex securities. These investments may be subject to numerous special and complex tax rules. These rules could affect whether gains and losses recognized by a fund are treated as ordinary income or capital gain, accelerate the recognition of income to a fund and/or defer a fund's ability to recognize losses. In turn, these rules may affect the amount, timing or character of the income distributed to you by a fund.

TREATMENT OF PRIVATE ACTIVITY BOND INTEREST Interest on certain private activity bonds, while still exempt from regular federal income tax, is a preference item for taxpayers in determining their alternative minimum tax under the Internal Revenue Code and under the income tax provisions of several states. Private activity bond interest could subject you to or increase your liability under federal and state alternative minimum taxes, depending on your individual or corporate tax position. Persons who are defined in the Internal Revenue Code as substantial users (or persons related to such users) of facilities financed by private activity bonds should consult with their tax advisors before buying fund shares.


ORGANIZATION, VOTING RIGHTS AND PRINCIPAL HOLDERS
------------------------------------------------------------------------------

Each fund is a series of Franklin Tax-Free Trust, an open-end management investment company, commonly called a mutual fund. The trust was organized as a Massachusetts business trust in September 1984, and is registered with the SEC.

As a shareholder of a Massachusetts business trust, you could, under certain circumstances, be held personally liable as a partner for its obligations. The Agreement and Declaration of Trust, however, contains an express disclaimer of shareholder liability for acts or obligations of the fund. The Declaration of Trust also provides for indemnification and reimbursement of expenses out of the fund's assets if you are held personally liable for obligations of the fund. The Declaration of Trust provides that the fund shall, upon request, assume the defense of any claim made against you for any act or obligation of the fund and satisfy any judgment thereon. All such rights are limited to the assets of the fund. The Declaration of Trust further provides that the fund may maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the fund, its shareholders, trustees, officers, employees and agents to cover possible tort and other liabilities. Furthermore, the activities of the fund as an investment company, as distinguished from an operating company, would not likely give rise to liabilities in excess of the fund's total assets. Thus, the risk that you would incur financial loss on account of shareholder liability is limited to the unlikely circumstance in which both inadequate insurance exists and the fund itself is unable to meet its obligations.

Except for the Kentucky Fund, each fund currently offers two classes of shares, Class A and Class C. Before January 1, 1999, Class A shares were designated Class I and Class C shares were designated Class II. The full title of each class is:

o   Franklin Alabama Tax-Free Income Fund - Class A
o   Franklin Alabama Tax-Free Income Fund - Class C
o   Franklin Florida Tax-Free Income Fund - Class A
o   Franklin Florida Tax-Free Income Fund - Class C
o   Franklin Georgia Tax-Free Income Fund - Class A
o   Franklin Georgia Tax-Free Income Fund - Class C
o   Franklin Louisiana Tax-Free Income Fund - Class A
o   Franklin Louisiana Tax-Free Income Fund - Class C
o   Franklin Maryland Tax-Free Income Fund - Class A
o   Franklin Maryland Tax-Free Income Fund - Class C
o   Franklin Missouri Tax-Free Income Fund - Class A
o   Franklin Missouri Tax-Free Income Fund - Class C
o   Franklin North Carolina Tax-Free Income Fund - Class A
o   Franklin North Carolina Tax-Free Income Fund - Class C
o   Franklin Texas Tax-Free Income Fund - Class A
o   Franklin Texas Tax-Free Income Fund - Class C
o   Franklin Virginia Tax-Free Income Fund - Class A
o   Franklin Virginia Tax-Free Income Fund - Class C

All shares of the Kentucky Fund are considered Class A shares for redemption, exchange and other purposes. Each fund may offer additional classes of shares in the future.

Shares of each class represent proportionate interests in each fund's assets. On matters that affect a fund as a whole, each class has the same voting and other rights and preferences as any other class. On matters that affect only one class, only shareholders of that class may vote. Each class votes separately on matters affecting only that class, or expressly required to be voted on separately by state or federal law. Shares of each class of a series have the same voting and other rights and preferences as the other classes and series of the trust for matters that affect the trust as a whole. Additional series may be offered in the future.

The trust has noncumulative voting rights. For board member elections, this gives holders of more than 50% of the shares voting the ability to elect all of the members of the board. If this happens, holders of the remaining shares voting will not be able to elect anyone to the board.

The trust does not intend to hold annual shareholder meetings. The trust or a series of the trust may hold special meetings, however, for matters requiring shareholder approval. A meeting may be called by the board to consider the removal of a board member if requested in writing by shareholders holding at least 10% of the outstanding shares. In certain circumstances, we are required to help you communicate with other shareholders about the removal of a board member. A special meeting also may be called by the board in its discretion.

As of April 12, 1999, the principal shareholders of the funds, beneficial or of record, were:

NAME AND ADDRESS                 SHARE CLASS   PERCENTAGE (%)
---------------------------------------------------------------
Texas Fund
Family Ltd. Partnership
Alo Family Limited
4512 Teas St.
Bellaire, TX 77401-4223            Class C         6.14%
PaineWebber For the Benefit of
Timothy A. Costello
9502 Bell Mountain Dr.
Austin, TX 78730-2712              Class C         5.98%

From time to time, the number of fund shares held in the "street name" accounts of various securities dealers for the benefit of their clients or in centralized securities depositories may exceed 5% of the total shares outstanding.

As of April 12, 1999, the officers and board members, as a group, owned of record and beneficially less than 1% of the outstanding shares of each class of each fund. The board members may own shares in other funds in the Franklin Templeton Group of Funds.

BUYING AND SELLING SHARES
------------------------------------------------------------------------------

The fund continuously offers its shares through securities dealers who have an agreement with Franklin Templeton Distributors, Inc. (Distributors). A securities dealer includes any financial institution that, either directly or through affiliates, has an agreement with Distributors to handle customer orders and accounts with the fund. This reference is for convenience only and does not indicate a legal conclusion of capacity. Banks and financial institutions that sell shares of the fund may be required by state law to register as securities dealers.

For investors outside the U.S., the offering of fund shares may be limited in many jurisdictions. An investor who wishes to buy shares of the fund should determine, or have a broker-dealer determine, the applicable laws and regulations of the relevant jurisdiction. Investors are responsible for compliance with tax, currency exchange or other regulations applicable to redemption and purchase transactions in any jurisdiction to which they may be subject. Investors should consult appropriate tax and legal advisors to obtain information on the rules applicable to these transactions.

All checks, drafts, wires and other payment mediums used to buy or sell shares of the fund must be denominated in U.S. dollars. We may, in our sole discretion, either (a) reject any order to buy or sell shares denominated in any other currency or (b) honor the transaction or make adjustments to your account for the transaction as of a date and with a foreign currency exchange factor determined by the drawee bank.

When you buy shares, if you submit a check or a draft that is returned unpaid to the fund we may impose a $10 charge against your account for each returned item.

INITIAL SALES CHARGES The maximum initial sales charge is 4.25% for Class A and 1% for Class C.

The initial sales charge for Class A shares may be reduced for certain large purchases, as described in the prospectus. We offer several ways for you to combine your purchases in the Franklin Templeton Funds to take advantage of the lower sales charges for large purchases. The Franklin Templeton Funds include the U.S. registered mutual funds in the Franklin Group of Funds(R) and the Templeton Group of Funds except Franklin Valuemark Funds, Templeton Capital Accumulator Fund, Inc., and Templeton Variable Products Series Fund.

CUMULATIVE QUANTITY DISCOUNT. For purposes of calculating the sales charge on Class A shares, you may combine the amount of your current purchase with the cost or current value, whichever is higher, of your existing shares in the Franklin Templeton Funds. You also may combine the shares of your spouse, children under the age of 21 or grandchildren under the age of 21. If you are the sole owner of a company, you also may add any company accounts, including retirement plan accounts.

LETTER OF INTENT (LOI). You may buy Class A shares at a reduced sales charge by completing the letter of intent section of your account application. A letter of intent is a commitment by you to invest a specified dollar amount during a 13 month period. The amount you agree to invest determines the sales charge you pay. By completing the letter of intent section of the application, you acknowledge and agree to the following:

o You authorize Distributors to reserve 5% of your total intended purchase in Class A shares registered in your name until you fulfill your LOI. Your periodic statements will include the reserved shares in the total shares you own, and we will pay or reinvest dividend and capital gain distributions on the reserved shares according to the distribution option you have chosen.

o You give Distributors a security interest in the reserved shares and appoint Distributors as attorney-in-fact.

o Distributors may sell any or all of the reserved shares to cover any additional sales charge if you do not fulfill the terms of the LOI.

o Although you may exchange your shares, you may not sell reserved shares until you complete the LOI or pay the higher sales charge.

After you file your LOI with the fund, you may buy Class A shares at the sales charge applicable to the amount specified in your LOI. Sales charge reductions based on purchases in more than one Franklin Templeton Fund will be effective only after notification to Distributors that the investment qualifies for a discount. Any Class A purchases you made within 90 days before you filed your LOI also may qualify for a retroactive reduction in the sales charge. If you file your LOI with the fund before a change in the fund's sales charge, you may complete the LOI at the lower of the new sales charge or the sales charge in effect when the LOI was filed.

Your holdings in the Franklin Templeton Funds acquired more than 90 days before you filed your LOI will be counted towards the completion of the LOI, but they will not be entitled to a retroactive reduction in the sales charge. Any redemptions you make during the 13 month period will be subtracted from the amount of the purchases for purposes of determining whether the terms of the LOI have been completed.

If the terms of your LOI are met, the reserved shares will be deposited to an account in your name or delivered to you or as you direct. If the amount of your total purchases, less redemptions, is more than the amount specified in your LOI and is an amount that would qualify for a further sales charge reduction, a retroactive price adjustment will be made by Distributors and the securities dealer through whom purchases were made. The price adjustment will be made on purchases made within 90 days before and on those made after you filed your LOI and will be applied towards the purchase of additional shares at the offering price applicable to a single purchase or the dollar amount of the total purchases.

If the amount of your total purchases, less redemptions, is less than the amount specified in your LOI, the sales charge will be adjusted upward, depending on the actual amount purchased (less redemptions) during the period. You will need to send Distributors an amount equal to the difference in the actual dollar amount of sales charge paid and the amount of sales charge that would have applied to the total purchases if the total of the purchases had been made at one time. Upon payment of this amount, the reserved shares held for your account will be deposited to an account in your name or delivered to you or as you direct. If within 20 days after written request the difference in sales charge is not paid, we will redeem an appropriate number of reserved shares to realize the difference. If you redeem the total amount in your account before you fulfill your LOI, we will deduct the additional sales charge due from the sale proceeds and forward the balance to you.

GROUP PURCHASES. If you are a member of a qualified group, you may buy Class A shares at a reduced sales charge that applies to the group as a whole. The sales charge is based on the combined dollar value of the group members' existing investments, plus the amount of the current purchase.

A qualified group is one that:

o  Was formed at least six months ago,

o  Has a purpose other than buying fund shares at a discount,

o  Has more than 10 members,

o  Can arrange for meetings between our representatives and group members,

o Agrees to include Franklin Templeton Fund sales and other materials in publications and mailings to its members at reduced or no cost to Distributors,

o Agrees to arrange for payroll deduction or other bulk transmission of investments to the fund, and

o Meets other uniform criteria that allow Distributors to achieve cost savings in distributing shares.

WAIVERS FOR INVESTMENTS FROM CERTAIN PAYMENTS. Class A shares may be purchased without an initial sales charge or contingent deferred sales charge
(CDSC) by investors who reinvest within 365 days:

o Dividend and capital gain distributions from any Franklin Templeton Fund. The distributions generally must be reinvested in the same share class. Certain exceptions apply, however, to Class C shareholders who chose to reinvest their distributions in Class A shares of the fund before November 17, 1997, and to Advisor Class or Class Z shareholders of a Franklin Templeton Fund who may reinvest their distributions in the fund's Class A shares. This waiver category also applies to Class [B and] C shares.

o Dividend or capital gain distributions from a real estate investment trust (REIT) sponsored or advised by Franklin Properties, Inc.

o Annuity payments received under either an annuity option or from death benefit proceeds, if the annuity contract offers as an investment option the Franklin Valuemark Funds or the Templeton Variable Products Series Fund. You should contact your tax advisor for information on any tax consequences that may apply.

o Redemption proceeds from a repurchase of shares of Franklin Floating Rate Trust, if the shares were continuously held for at least 12 months.

o If you immediately placed your redemption proceeds in a Franklin Bank CD or a Franklin Templeton money fund, you may reinvest them as described above. The proceeds must be reinvested within 365 days from the date the CD matures, including any rollover, or the date you redeem your money fund shares.

o Redemption proceeds from the sale of Class A shares of any of the Templeton Global Strategy Funds if you are a qualified investor.

   If you paid a CDSC when you redeemed your Class A shares from a Templeton Global Strategy Fund, a new CDSC will apply to your purchase of fund shares and the CDSC holding period will begin again. We will, however, credit your fund account with additional shares based on the CDSC you previously paid and the amount of the redemption proceeds that you reinvest.

   If you immediately placed your redemption proceeds in a Franklin Templeton money fund, you may reinvest them as described above. The proceeds must be reinvested within 365 days from the date they are redeemed from the money fund.

WAIVERS FOR CERTAIN INVESTORS. Class A shares also may be purchased without an initial sales charge or CDSC by various individuals and institutions due to anticipated economies in sales efforts and expenses, including:

o Trust companies and bank trust departments agreeing to invest in Franklin Templeton Funds over a 13 month period at least $1 million of assets held in a fiduciary, agency, advisory, custodial or similar capacity and over which the trust companies and bank trust departments or other plan fiduciaries or participants, in the case of certain retirement plans, have full or shared investment discretion. We will accept orders for these accounts by mail accompanied by a check or by telephone or other means of electronic data transfer directly from the bank or trust company, with payment by federal funds received by the close of business on the next business day following the order.

o Any state or local government or any instrumentality, department, authority or agency thereof that has determined the fund is a legally permissible investment and that can only buy fund shares without paying sales charges. Please consult your legal and investment advisors to determine if an investment in the fund is permissible and suitable for you and the effect, if any, of payments by the fund on arbitrage rebate calculations.

o Broker-dealers, registered investment advisors or certified financial planners who have entered into an agreement with Distributors for clients participating in comprehensive fee programs

o Qualified registered investment advisors who buy through a broker-dealer or service agent who has entered into an agreement with Distributors

o Registered securities dealers and their affiliates, for their investment accounts only

o Current employees of securities dealers and their affiliates and their family members, as allowed by the internal policies of their employer

o Officers, trustees, directors and full-time employees of the Franklin Templeton Funds or the Franklin Templeton Group, and their family members, consistent with our then-current policies

o Any investor who is currently a Class Z shareholder of Franklin Mutual Series Fund Inc. (Mutual Series), or who is a former Mutual Series Class Z shareholder who had an account in any Mutual Series fund on October 31, 1996, or who sold his or her shares of Mutual Series Class Z within the past 365 days

o Investment companies exchanging shares or selling assets pursuant to a merger, acquisition or exchange offer

o  Accounts managed by the Franklin Templeton Group

o Certain unit investment trusts and their holders reinvesting distributions from the trusts

SALES IN TAIWAN. Under agreements with certain banks in Taiwan, Republic of China, each fund's shares are available to these banks' trust accounts without a sales charge. The banks may charge service fees to their customers who participate in the trusts. A portion of these service fees may be paid to Distributors or one of its affiliates to help defray expenses of maintaining a service office in Taiwan, including expenses related to local literature fulfillment and communication facilities.

Each fund's Class A shares may be offered to investors in Taiwan through securities advisory firms known locally as Securities Investment Consulting Enterprises. In conformity with local business practices in Taiwan, Class A shares may be offered with the following schedule of sales charges:

SIZE OF PURCHASE - U.S. DOLLARS               SALES CHARGE (%)
---------------------------------------------------------------------
Under $30,000                                 3.0
$30,000 but less than $100,000                2.0
$100,000 but less than $400,000               1.0
$400,000 or more                              0

DEALER COMPENSATION Securities dealers may at times receive the entire sales charge. A securities dealer who receives 90% or more of the sales charge may be deemed an underwriter under the Securities Act of 1933, as amended. Financial institutions or their affiliated brokers may receive an agency transaction fee in the percentages indicated in the dealer compensation table in the funds' prospectus.

Distributors may pay the following commissions, out of its own resources, to securities dealers who initiate and are responsible for purchases of Class A shares of $1 million or more: 0.75% on sales of $1 million to $2 million, plus 0.60% on sales over $2 million to $3 million, plus 0.50% on sales over $3 million to $50 million, plus 0.25% on sales over $50 million to $100 million, plus 0.15% on sales over $100 million.

These breakpoints are reset every 12 months for purposes of additional purchases.

Distributors and/or its affiliates provide financial support to various securities dealers that sell shares of the Franklin Templeton Group of Funds. This support is based primarily on the amount of sales of fund shares. The amount of support may be affected by: total sales; net sales; levels of redemptions; the proportion of a securities dealer's sales and marketing efforts in the Franklin Templeton Group of Funds; a securities dealer's support of, and participation in, Distributors' marketing programs; a securities dealer's compensation programs for its registered representatives; and the extent of a securities dealer's marketing programs relating to the Franklin Templeton Group of Funds. Financial support to securities dealers may be made by payments from Distributors' resources, from Distributors' retention of underwriting concessions and, in the case of funds that have Rule 12b-1 plans, from payments to Distributors under such plans. In addition, certain securities dealers may receive brokerage commissions generated by fund portfolio transactions in accordance with the rules of the National Association of Securities Dealers, Inc.

Distributors routinely sponsors due diligence meetings for registered representatives during which they receive updates on various Franklin Templeton Funds and are afforded the opportunity to speak with portfolio managers. Invitation to these meetings is not conditioned on selling a specific number of shares. Those who have shown an interest in the Franklin Templeton Funds, however, are more likely to be considered. To the extent permitted by their firm's policies and procedures, registered representatives' expenses in attending these meetings may be covered by Distributors.

CONTINGENT DEFERRED SALES CHARGE (CDSC) If you invest $1 million or more in Class A shares, either as a lump sum or through our cumulative quantity discount or letter of intent programs, a CDSC may apply on any shares you sell within 12 months of purchase. For Class C shares, a CDSC may apply if you sell your shares within 18 months of purchase. The CDSC is 1% of the value of the shares sold or the net asset value at the time of purchase, whichever is less.

CDSC WAIVERS.  The CDSC for any share class generally will be waived for:

o  Account fees

o Redemptions of Class A shares by investors who purchased $1 million or more without an initial sales charge if the securities dealer of record waived its commission in connection with the purchase

o Redemptions by the fund when an account falls below the minimum required account size

o  Redemptions following the death of the shareholder or beneficial owner

o  Redemptions through a systematic withdrawal plan set up before February
   1, 1995

o Redemptions through a systematic withdrawal plan set up on or after February 1, 1995, up to 1% monthly, 3% quarterly, 6% semiannually or 12% annually of your account's net asset value depending on the frequency of your plan

EXCHANGE PRIVILEGE If you request the exchange of the total value of your account, accrued but unpaid income dividends and capital gain distributions will be reinvested in the fund at net asset value on the date of the exchange, and then the entire share balance will be exchanged into the new fund. Backup withholding and information reporting may apply.

If a substantial number of shareholders should, within a short period, sell their fund shares under the exchange privilege, the fund might have to sell portfolio securities it might otherwise hold and incur the additional costs related to such transactions. On the other hand, increased use of the exchange privilege may result in periodic large inflows of money. If this occurs, it is the funds' general policy to initially invest this money in short-term, tax-exempt municipal securities, unless it is believed that attractive investment opportunities consistent with the funds' investment goals exist immediately. This money will then be withdrawn from the short-term, tax-exempt municipal securities and invested in portfolio securities in as orderly a manner as is possible when attractive investment opportunities arise.

The proceeds from the sale of shares of an investment company are generally not available until the seventh day following the sale. The funds you are seeking to exchange into may delay issuing shares pursuant to an exchange until that seventh day. The sale of fund shares to complete an exchange will be effected at net asset value at the close of business on the day the request for exchange is received in proper form.

SYSTEMATIC WITHDRAWAL PLAN Our systematic withdrawal plan allows you to sell your shares and receive regular payments from your account on a monthly, quarterly, semiannual or annual basis. The value of your account must be at least $5,000 and the minimum payment amount for each withdrawal must be at least $50. There are no service charges for establishing or maintaining a systematic withdrawal plan. Once your plan is established, any distributions paid by the fund will be automatically reinvested in your account.

Payments under the plan will be made from the redemption of an equivalent amount of shares in your account, generally on the 25th day of the month in which a payment is scheduled. If the 25th falls on a weekend or holiday, we will process the redemption on the next business day. When you sell your shares under a systematic withdrawal plan, it is a taxable transaction.

To avoid paying sales charges on money you plan to withdraw within a short period of time, you may not want to set up a systematic withdrawal plan if you plan to buy shares on a regular basis. Shares sold under the plan also may be subject to a CDSC.

Redeeming shares through a systematic withdrawal plan may reduce or exhaust the shares in your account if payments exceed distributions received from the fund. This is especially likely to occur if there is a market decline. If a withdrawal amount exceeds the value of your account, your account will be closed and the remaining balance in your account will be sent to you. Because the amount withdrawn under the plan may be more than your actual yield or income, part of the payment may be a return of your investment.

You may discontinue a systematic withdrawal plan, change the amount and schedule of withdrawal payments, or suspend one payment by notifying us by mail or by phone at least seven business days before the end of the month preceding a scheduled payment. The fund may discontinue a systematic withdrawal plan by notifying you in writing and will automatically discontinue a systematic withdrawal plan if all shares in your account are withdrawn or if the fund receives notification of the shareholder's death or incapacity.

REDEMPTIONS IN KIND Each fund has committed itself to pay in cash (by check) all requests for redemption by any shareholder of record, limited in amount, however, during any 90-day period to the lesser of $250,000 or 1% of the value of the fund's net assets at the beginning of the 90-day period. This commitment is irrevocable without the prior approval of the U.S. Securities and Exchange Commission (SEC). In the case of redemption requests in excess of these amounts, the board reserves the right to make payments in whole or in part in securities or other assets of the fund, in case of an emergency, or if the payment of such a redemption in cash would be detrimental to the existing shareholders of the fund. In these circumstances, the securities distributed would be valued at the price used to compute the fund's net assets and you may incur brokerage fees in converting the securities to cash. The fund does not intend to redeem illiquid securities in kind. If this happens, however, you may not be able to recover your investment in a timely manner.

SHARE CERTIFICATES We will credit your shares to your fund account. We do not issue share certificates unless you specifically request them. This eliminates the costly problem of replacing lost, stolen or destroyed certificates. If a certificate is lost, stolen or destroyed, you may have to pay an insurance premium of up to 2% of the value of the certificate to replace it.

Any outstanding share certificates must be returned to the fund if you want to sell or exchange those shares or if you would like to start a systematic withdrawal plan. The certificates should be properly endorsed. You can do this either by signing the back of the certificate or by completing a share assignment form. For your protection, you may prefer to complete a share assignment form and to send the certificate and assignment form in separate envelopes.

GENERAL INFORMATION If dividend checks are returned to the fund marked "unable to forward" by the postal service, we will consider this a request by you to change your dividend option to reinvest all distributions. The proceeds will be reinvested in additional shares at net asset value until we receive new instructions.

Distribution or redemption checks sent to you do not earn interest or any other income during the time the checks remain uncashed. Neither the funds nor their affiliates will be liable for any loss caused by your failure to cash such checks. The funds are not responsible for tracking down uncashed checks, unless a check is returned as undeliverable.

In most cases, if mail is returned as undeliverable we are required to take certain steps to try to find you free of charge. If these attempts are unsuccessful, however, we may deduct the costs of any additional efforts to find you from your account. These costs may include a percentage of the account when a search company charges a percentage fee in exchange for its location services.

The wiring of redemption proceeds is a special service that we make available whenever possible. By offering this service to you, the funds are not bound to meet any redemption request in less than the seven day period prescribed by law. Neither the funds nor their agents shall be liable to you or any other person if, for any reason, a redemption request by wire is not processed as described in the prospectus.

Franklin Templeton Investor Services, Inc. (Investor Services) may pay certain financial institutions that maintain omnibus accounts with the fund on behalf of numerous beneficial owners for recordkeeping operations performed with respect to such owners. For each beneficial owner in the omnibus account, the fund may reimburse Investor Services an amount not to exceed the per account fee that the fund normally pays Investor Services. These financial institutions also may charge a fee for their services directly to their clients.

If you buy or sell shares through your securities dealer, we use the net asset value next calculated after your securities dealer receives your request, which is promptly transmitted to the fund. If you sell shares through your securities dealer, it is your dealer's responsibility to transmit the order to the fund in a timely fashion. Your redemption proceeds will not earn interest between the time we receive the order from your dealer and the time we receive any required documents. Any loss to you resulting from your dealer's failure to transmit your redemption order to the fund in a timely fashion must be settled between you and your securities dealer.

Certain shareholder servicing agents may be authorized to accept your transaction request.

For institutional accounts, there may be additional methods of buying or selling fund shares than those described in this SAI or in the prospectus.

In the event of disputes involving multiple claims of ownership or authority to control your account, each fund has the right (but has no obligation) to:
(a) freeze the account and require the written agreement of all persons deemed by the fund to have a potential property interest in the account, before executing instructions regarding the account; (b) interplead disputed funds or accounts with a court of competent jurisdiction; or (c) surrender ownership of all or a portion of the account to the IRS in response to a notice of levy.

PRICING SHARES
------------------------------------------------------------------------------

When you buy shares, you pay the offering price. The offering price is the net asset value (NAV) per share plus any applicable sales charge, calculated to two decimal places using standard rounding criteria. When you sell shares, you receive the NAV minus any applicable CDSC.

The value of a mutual fund is determined by deducting the fund's liabilities from the total assets of the portfolio. The net asset value per share is determined by dividing the net asset value of the fund by the number of shares outstanding.

The funds calculate the NAV per share of each class each business day at the close of trading on the New York Stock Exchange (normally 1:00 p.m. pacific time). The funds do not calculate the NAV on days the New York Stock Exchange
(NYSE) is closed for trading, which include New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

When determining their NAV, each fund values cash and receivables at their realizable amounts, and records interest as accrued. Each fund values over-the-counter portfolio securities within the range of the most recent quoted bid and ask prices. If portfolio securities trade both in the over-the-counter market and on a stock exchange, each fund values them according to the broadest and most representative market as determined by the manager. Municipal securities generally trade in the over-the-counter market rather than on a securities exchange. In the absence of a sale or reported bid and ask prices, information with respect to bond and note transactions, quotations from bond dealers, market transactions in comparable securities, and various relationships between securities are used to determine the value of municipal securities.

Generally, trading in U.S. government securities and money market instruments is substantially completed each day at various times before the close of the NYSE. The value of these securities used in computing the NAV is determined as of such times. Occasionally, events affecting the values of these securities may occur between the times at which they are determined and the close of the NYSE that will not be reflected in the computation of the NAV. If events materially affecting the values of these securities occur during this period, the securities will be valued at their fair value as determined in good faith by the board.

Other securities for which market quotations are readily available are valued at the current market price, which may be obtained from a pricing service, based on a variety of factors including recent trades, institutional size trading in similar types of securities (considering yield, risk and maturity) and/or developments related to specific issues. Securities and other assets for which market prices are not readily available are valued at fair value as determined following procedures approved by the board. With the approval of the board, each fund may use a pricing service, bank or securities dealer to perform any of the above described functions.

THE UNDERWRITER
------------------------------------------------------------------------------

Franklin Templeton Distributors, Inc. (Distributors) acts as the principal underwriter in the continuous public offering of each fund's shares. Distributors is located at 777 Mariners Island Blvd., San Mateo, CA 94404.

Distributors pays the expenses of the distribution of fund shares, including advertising expenses and the costs of printing sales material and prospectuses used to offer shares to the public. Each fund pays the expenses of preparing and printing amendments to its registration statements and prospectuses (other than those necessitated by the activities of Distributors) and of sending prospectuses to existing shareholders.

The table below shows the aggregate underwriting commissions Distributors received in connection with the offering of each fund's shares, the net underwriting discounts and commissions Distributors retained after allowances to dealers, and the amounts Distributors received in connection with redemptions or repurchases of shares for the last three fiscal years ended February 28:

                                                                AMOUNT
                                                              RECEIVED IN
                           TOTAL                              CONNECTION
                        COMMISSIONS   AMOUNT RETAINED BY         WITH
                        RECEIVED ($)   DISTRIBUTORS ($)       REDEMPTIONS
                                                                  AND
                                                            REPURCHASES ($)
  ------------------------------------------------------------------------
  1999
  Alabama Fund              1,184,364              76,087           3,487
  Florida Fund              5,317,330             337,465          35,807
  Georgia Fund                760,914              42,248          11,492
  Kentucky Fund               343,647              22,834              --
  Louisiana Fund              716,996              46,235           3,048
  Maryland Fund             1,309,307              82,392          10,749
  Missouri Fund             1,996,212             120,370           5,859
  North Carolina Fund       1,781,352             100,011          14,317
  Texas Fund                  282,886              17,460           1,125
  Virginia Fund             1,754,574             110,385          10,724

  1998
  Alabama Fund                893,841              55,956           3,262
  Florida Fund              6,501,473             424,153           7,601
  Georgia Fund                705,553              42,875           1,464
  Kentucky Fund               354,892              24,682              --
  Louisiana Fund              568,856              37,815           1,321
  Maryland Fund             1,009,222              62,026           3,096
  Missouri Fund             1,652,316             103,117           3,562
  North Carolina Fund       1,557,597              95,165           6,473
  Texas Fund                  310,914              20,220           1,447
  Virginia Fund             1,501,600              93,973           3,561

  1997
  Alabama Fund                714,659              46,026             859
  Florida Fund              4,989,349             320,319          13,709
  Georgia Fund                589,639              36,558             688
  Kentucky Fund               263,208              16,972              --
  Louisiana Fund              503,212              30,444           5,331
  Maryland Fund               925,907              55,499           2,211
  Missouri Fund             1,133,635              71,462           2,759
  North Carolina Fund       1,199,579              73,060           1,322
  Texas Fund                  254,844              16,652              16
  Virginia Fund             1,202,582              76,437           1,039


Distributors may be entitled to reimbursement under the Rule 12b-1 plans, as discussed below. Except as noted, Distributors received no other compensation from the fund for acting as underwriter.

DISTRIBUTION AND SERVICE (12B-1) FEES Each fund and class have separate distribution or "Rule 12b-1" plans. Under each plan, the fund shall pay or may reimburse Distributors or others for the expenses of activities that are primarily intended to sell shares of the class. These expenses may include, among others, distribution or service fees paid to securities dealers or others who have executed a servicing agreement with the fund, Distributors or its affiliates; a prorated portion of Distributors' overhead expenses; and the expenses of printing prospectuses and reports used for sales purposes, and preparing and distributing sales literature and advertisements.

The distribution and service (12b-1) fees charged to each class are based only on the fees attributable to that particular class.

THE CLASS A PLANS. Payments by each fund under the Class A plan may not exceed 0.10% per year of Class A's average daily net assets, payable quarterly. All distribution expenses over this amount will be borne by those who have incurred them.

In implementing the Class A plan, the board has determined that the annual fees payable under the plan will be equal to the sum of: (i) the amount obtained by multiplying 0.10% by the average daily net assets represented by the fund's Class A shares that were acquired by investors on or after May 1, 1994, the effective date of the plan (new assets), and (ii) the amount obtained by multiplying 0.05% by the average daily net assets represented by the fund's Class A shares that were acquired before May 1, 1994 (old assets). These fees will be paid to the current securities dealer of record on the account. In addition, until such time as the maximum payment of 0.10% is reached on a yearly basis, up to an additional 0.02% will be paid to Distributors under the plan. When the fund reaches $4 billion in assets, the amount to be paid to Distributors will be reduced from 0.02% to 0.01%. The payments made to Distributors will be used by Distributors to defray other marketing expenses that have been incurred in accordance with the plan, such as advertising.

The fee is a Class A expense. This means that all Class A shareholders, regardless of when they purchased their shares, will bear Rule 12b-1 expenses at the same rate. The initial rate will be at least 0.07% (0.05% plus 0.02%) of the average daily net assets of Class A and, as Class A shares are sold on or after May 1, 1994, will increase over time. Thus, as the proportion of Class A shares purchased on or after May 1, 1994, increases in relation to outstanding Class A shares, the expenses attributable to payments under the plan also will increase (but will not exceed 0.10% of average daily net assets). While this is the currently anticipated calculation for fees payable under the Class A plan, the plan permits the board to allow the fund to pay a full 0.10% on all assets at any time. The approval of the board would be required to change the calculation of the payments to be made under the Class A plan.

The Class A plan does not permit unreimbursed expenses incurred in a particular year to be carried over to or reimbursed in later years.

THE CLASS C PLANS. Under the Class C plans, each fund pays Distributors up to 0.50% per year of the class's average daily net assets, payable quarterly, to pay Distributors or others for providing distribution and related services and bearing certain expenses. All distribution expenses over this amount will be borne by those who have incurred them. The fund also may pay a servicing fee of up to 0.15% per year of the class's average daily net assets, payable quarterly. This fee may be used to pay securities dealers or others for, among other things, helping to establish and maintain customer accounts and records, helping with requests to buy and sell shares, receiving and answering correspondence, monitoring dividend payments from the fund on behalf of customers, and similar servicing and account maintenance activities.

The expenses relating to the Class C plan also are used to pay Distributors for advancing the commission costs to securities dealers with respect to the initial sale of Class C shares.

THE CLASS A AND C PLANS. In addition to the payments that Distributors or others are entitled to under each plan, each plan also provides that to the extent the fund, the manager or Distributors or other parties on behalf of the fund, the manager or Distributors make payments that are deemed to be for the financing of any activity primarily intended to result in the sale of fund shares within the context of Rule 12b-1 under the Investment Company Act of 1940, as amended, then such payments shall be deemed to have been made pursuant to the plan. The terms and provisions of each plan relating to required reports, term, and approval are consistent with Rule 12b-1.

In no event shall the aggregate asset-based sales charges, which include payments made under each plan, plus any other payments deemed to be made pursuant to a plan, exceed the amount permitted to be paid under the rules of the National Association of Securities Dealers, Inc.

To the extent fees are for distribution or marketing functions, as distinguished from administrative servicing or agency transactions, certain banks will not be entitled to participate in the plans as a result of applicable federal law prohibiting certain banks from engaging in the distribution of mutual fund shares. These banking institutions, however, are permitted to receive fees under the plans for administrative servicing or for agency transactions. If you are a customer of a bank that is prohibited from providing these services, you would be permitted to remain a shareholder of the fund, and alternate means for continuing the servicing would be sought.
In this event, changes in the services provided might occur and you might no longer be able to avail yourself of any automatic investment or other services then being provided by the bank. It is not expected that you would suffer any adverse financial consequences as a result of any of these changes.

Each plan has been approved in accordance with the provisions of Rule 12b-1. The plans are renewable annually by a vote of the board, including a majority vote of the board members who are not interested persons of the fund and who have no direct or indirect financial interest in the operation of the plans, cast in person at a meeting called for that purpose. It is also required that the selection and nomination of such board members be done by the noninterested members of the fund's board. The plans and any related agreement may be terminated at any time, without penalty, by vote of a majority of the noninterested board members on not more than 60 days' written notice, by Distributors on not more than 60 days' written notice, by any act that constitutes an assignment of the management agreement with the manager or by vote of a majority of the outstanding shares of the class. [The Class A plan also may be terminated by any act that constitutes an assignment of the underwriting agreement with Distributors.] Distributors or any dealer or other firm also may terminate their respective distribution or service agreement at any time upon written notice.

The plans and any related agreements may not be amended to increase materially the amount to be spent for distribution expenses without approval by a majority of the outstanding shares of the class, and all material amendments to the plans or any related agreements shall be approved by a vote of the noninterested board members, cast in person at a meeting called for the purpose of voting on any such amendment.

Distributors is required to report in writing to the board at least quarterly on the amounts and purpose of any payment made under the plans and any related agreements, as well as to furnish the board with such other information as may reasonably be requested in order to enable the board to make an informed determination of whether the plans should be continued.

For the fiscal year ended February 28, 1999, Distributors' eligible expenditures for advertising, printing, and payments to underwriters and broker-dealers pursuant to the plans and the amounts each fund paid Distributors under the plans were:

                                  DISTRIBUTORS'   AMOUNT PAID
                                     ELIGIBLE       BY THE
                                   EXPENSES ($)    FUND ($)
  -------------------------------------------------------------

  Alabama Fund - Class A                 263,806       208,274
  Alabama Fund - Class C                 117,792        75,909
  Florida Fund - Class A               1,923,363     1,556,429
  Florida Fund - Class C                 647,063       430,592
  Georgia Fund - Class A                 246,069       150,648
  Georgia Fund - Class C                 162,210        82,938
  Kentucky Fund                          124,230        59,051
  Louisiana Fund - Class A               193,708       130,917
  Louisiana Fund - Class C                94,882        46,261
  Maryland Fund - Class A                314,716       223,888
  Maryland Fund - Class C                151,286        88,149
  Missouri Fund - Class A                427,164       312,809
  Missouri Fund - Class C                175,293        93,317
  North Carolina Fund - Class A          388,615       303,507
  North Carolina Fund - Class C          332,645       183,005
  Texas Fund - Class A                   177,070       111,102
  Texas Fund - Class C                    48,823        21,057
  Virginia Fund - Class A                409,989       326,787
  Virginia Fund - Class C                180,589       109,653


------------------------------------------------------------------------------
PERFORMANCE

Performance quotations are subject to SEC rules. These rules require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by a fund be accompanied by certain standardized performance information computed as required by the SEC. Average annual total return and current yield quotations used by a fund are based on the standardized methods of computing performance mandated by the SEC. Performance figures reflect Rule 12b-1 fees from the date of the plan's implementation. An explanation of these and other methods used by the fund to compute or express performance follows. Regardless of the method used, past performance does not guarantee future results, and is an indication of the return to shareholders only for the limited historical period used.

AVERAGE ANNUAL TOTAL RETURN Average annual total return is determined by finding the average annual rates of return over the periods indicated below that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes the maximum initial sales charge is deducted from the initial $1,000 purchase, and income dividends and capital gain distributions are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum initial sales charge currently in effect.

When considering the average annual total return quotations, you should keep in mind that the maximum initial sales charge reflected in each quotation is a one time fee charged on all direct purchases, which will have its greatest impact during the early stages of your investment. This charge will affect actual performance less the longer you retain your investment in the fund. The average annual total returns for the indicated periods ended February 28, 1999, were:

                                      AVERAGE ANNUAL TOTAL RETURN
                         ------------------------------------------------------
                             INCEPTION                              SINCE
                              DATE   1 YEAR (%) 5 YEARS  10 YEARS INCEPTION
                                                (%)        (%)       (%)
  -----------------------------------------------------------------------------

  Alabama Fund - Class A      09/01/87  -1.17    4.87     7.00     7.28
  Alabama Fund - Class C      05/01/95   0.64      --       --     6.02
  Florida Fund - Class A      09/01/87   1.23    5.26     7.32     7.67
  Florida Fund - Class C      05/01/95   3.18      --       --     6.45
  Georgia Fund - Class A      09/01/87   0.73    4.91     7.13     7.37
  Georgia Fund - Class C      05/01/95   2.69      --       --     6.05
  Kentucky Fund               10/12/91   1.01    5.36       --     6.93
  Louisiana Fund -            09/01/87   0.71    4.96     7.16     7.35
  Class A
  Louisiana Fund -            05/01/95   2.55      --       --     6.42
  Class C
  Maryland Fund - Class       10/03/88   1.13    5.28     7.23     7.07
  A
  Maryland Fund - Class       05/01/95   3.06      --       --     6.65
  C
  Missouri Fund - Class       09/01/87   0.67    5.30     7.43     7.53
  A
  Missouri Fund - Class       05/01/95   2.58      --       --     6.62
  C
  North Carolina Fund -       09/01/87   1.03    5.05     7.10     7.44
  Class A
  North Carolina Fund -       05/01/95   3.01      --       --     6.45
  Class C
  Texas Fund - Class A        09/01/87   0.39    5.18     7.22     7.56
  Texas Fund - Class C        05/01/95   2.38      --       --     6.62
  Virginia Fund - Class       09/01/87   0.90    5.07     7.26     7.49
  A
  Virginia Fund - Class       05/01/95   2.75      --       --     6.37
  C

The following SEC formula was used to calculate these figures:

      n
P(1+T)  = ERV

where:

P     =     a hypothetical initial payment of $1,000
T     =     average annual total return
n     =     number of years
ERV   =     ending redeemable value of a hypothetical $1,000
            payment made at the beginning of each period at the end of each period

CUMULATIVE TOTAL RETURN Like average annual total return, cumulative total return assumes the maximum initial sales charge is deducted from the initial $1,000 purchase, and income dividends and capital gain distributions are reinvested at net asset value. Cumulative total return, however, is based on the actual return for a specified period rather than on the average return over the periods indicated above. The cumulative total returns for the indicated periods ended February 28, 1999, were:

                                          CUMULATIVE TOTAL RETURN
                         ------------------------------------------------------
                            INCEPTION                                   SINCE
                              DATE    1 YEAR (%) 5 YEARS    10 YEARS  INCEPTION
                                                   (%)        (%)       (%)
  -----------------------------------------------------------------------------

  Alabama Fund - Class A     09/01/87    -1.17     26.87      96.75     124.27
  Alabama Fund - Class C     05/01/95     0.64        --         --      25.09
  Florida Fund - Class A     09/01/87     1.23     29.19     102.72     133.89
  Florida Fund - Class C     05/01/95     3.18        --         --      27.03
  Georgia Fund - Class A     09/01/87     0.73     27.08      99.05     126.53
  Georgia Fund - Class C     05/01/95     2.69        --         --      25.22
  Kentucky Fund              10/12/91     1.01     29.80         --      64.03
  Louisiana Fund -           09/01/87     0.71     27.41      99.63     125.85
  Class A
  Louisiana Fund -           05/01/95     2.55        --         --      26.92
  Class C
  Maryland Fund - Class      10/03/88     1.13     29.35     100.93     103.59
  A
  Maryland Fund - Class      05/01/95     3.06        --         --      27.95
  C
  Missouri Fund - Class      09/01/87     0.67     29.44     104.68     130.29
  A
  Missouri Fund - Class      05/01/95     2.58        --         --      27.84
  C
  North Carolina Fund -      09/01/87     1.03     27.93      98.56     128.26
  Class A
  North Carolina Fund -      05/01/95     3.01        --         --      27.07
  Class C
  Texas Fund - Class A       09/01/87     0.39     28.72     100.73     131.17
  Texas Fund - Class C       05/01/95     2.38        --         --      27.83
  Virginia Fund - Class      09/01/87     0.90     28.06     101.49     129.29
  A
  Virginia Fund - Class      05/01/95     2.75        --         --      26.66
  C


CURRENT YIELD Current yield shows the income per share earned by a fund. It is calculated by dividing the net investment income per share earned during a 30-day base period by the applicable maximum offering price per share on the last day of the period and annualizing the result. Expenses accrued for the period include any fees charged to all shareholders of the class during the base period. The yields for the 30-day period ended February 28, 1999, were:


                        CLASS A (%)   CLASS C (%)
  -------------------------------------------------

  Alabama Fund                  4.14          3.72
  Florida Fund                  3.78          3.35
  Georgia Fund                  3.85          3.43
  Kentucky Fund                 3.99            --
  Louisiana Fund                4.11          3.69
  Maryland Fund                 3.86          3.45
  Missouri Fund                 3.95          3.53
  North Carolina Fund           3.83          3.41
  Texas Fund                    3.94          3.52
  Virginia Fund                 3.95          3.53

The following SEC formula was used to calculate these figures:

                    6
Yield = 2 [(a-b + 1)  - 1]
            ---
            cd

where:

a =  interest earned during the period
b =  expenses accrued for the period (net of reimbursements)
c =  the average daily number of shares outstanding during the   period that
     were entitled to receive dividends
d =  the maximum offering price per share on the last day of the period

TAXABLE-EQUIVALENT YIELD Each fund also may quote a taxable-equivalent yield that shows the before-tax yield that would have to be earned from a taxable investment to equal the yield. Taxable-equivalent yield is computed by dividing the portion of the yield that is tax-exempt by one minus the highest applicable combined federal and state income tax rate and adding the product to the portion of the yield that is not tax-exempt, if any. The taxable-equivalent yields for the 30-day period ended February 28, 1999, were:

                       TAXABLE-EQUIVALENT YIELD
                       ----------------------------
                        CLASS A (%)   CLASS C (%)
  -------------------------------------------------

  Alabama Fund                  7.22          6.48
  Florida Fund                  6.26          5.55
  Georgia Fund                  6.78          6.04
  Kentucky Fund                 7.03            --
  Louisiana Fund                7.24          6.50
  Maryland Fund                 6.93          6.19
  Missouri Fund                 6.96          6.22
  North Carolina Fund           6.87          6.12
  Texas Fund                    6.52          5.83
  Virginia Fund                 6.94          6.20


As of February 28, 1999, the combined federal and state income tax rate upon which the taxable-equivalent yield quotations are based were as follows:

                          COMBINED
                           RATE 1
  -----------------------------------

  Alabama Fund                  42.6%
  Florida Fund                  39.6
  Georgia Fund                  43.2
  Kentucky Fund                 43.2
  Louisiana Fund                43.2
  Maryland Fund                 44.3
  Missouri Fund                 43.2
  North Carolina Fund           44.3
  Texas Fund                    39.6
  Virginia Fund                 43.1
1. Based on the maximum combined state and 39.6% federal tax rate.

From time to time, as any changes to the rate become effective, taxable-equivalent yield quotations advertised by a fund will be updated to reflect these changes. Each fund expects updates may be necessary as tax rates are changed by federal and state governments. The advantage of tax-free investments, like the funds, will be enhanced by any tax rate increases. Therefore, the details of specific tax increases may be used in sales material for each fund.

CURRENT DISTRIBUTION RATE Current yield and taxable-equivalent yield, which are calculated according to a formula prescribed by the SEC, are not indicative of the amounts which were or will be paid to shareholders. Amounts paid to shareholders are reflected in the quoted current distribution rate or taxable-equivalent distribution rate. The current distribution rate is usually computed by annualizing the dividends paid per share by a class during a certain period and dividing that amount by the current maximum offering price. The current distribution rate differs from the current yield computation because it may include distributions to shareholders from sources other than interest, if any, and is calculated over a different period of time. The current distribution rates for the 30-day period ended February 28, 1999, were:

                       CURRENT DISTRIBUTION RATE
                       ----------------------------
                        CLASS A (%)   CLASS C (%)
  -------------------------------------------------

  Alabama Fund                  4.92          4.47
  Florida Fund                  4.82          4.38
  Georgia Fund                  4.71          4.33
  Kentucky Fund                 4.86            --
  Louisiana Fund                4.86          4.41
  Maryland Fund                 4.53          4.08
  Missouri Fund                 4.71          4.29
  North Carolina Fund           4.68          4.23
  Texas Fund                    4.88          4.39
  Virginia Fund                 4.69          4.27

A taxable-equivalent distribution rate shows the taxable distribution rate equivalent to the current distribution rate. The advertised taxable-equivalent distribution rate will reflect the most current federal and state tax rates available to the funds. The taxable-equivalent distribution rates for the 30-day period ended February 28, 1999, were:

                          TAXABLE-EQUIVALENT
                           DISTRIBUTION RATE
                       ----------------------------
                        CLASS A (%)   CLASS C (%)
  -------------------------------------------------

  Alabama Fund                  8.57          7.79
  Florida Fund                  7.98          7.25
  Georgia Fund                  8.30          7.63
  Kentucky Fund                 8.56            --
  Louisiana Fund                8.56          7.77
  Maryland Fund                 8.13          7.32
  Missouri Fund                 8.30          7.56
  North Carolina Fund           8.40          7.59
  Texas Fund                    8.08          7.27
  Virginia Fund                 8.24          7.50


VOLATILITY Occasionally statistics may be used to show a fund's volatility or risk. Measures of volatility or risk are generally used to compare a fund's net asset value or performance to a market index. One measure of volatility is beta. Beta is the volatility of a fund relative to the total market, as represented by an index considered representative of the types of securities in which the fund invests. A beta of more than 1.00 indicates volatility greater than the market and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is used to measure variability of net asset value or total return around an average over a specified period of time. The idea is that greater volatility means greater risk undertaken in achieving performance.

OTHER PERFORMANCE QUOTATIONS Each fund also may quote the performance of shares without a sales charge. Sales literature and advertising may quote a cumulative total return, average annual total return and other measures of performance with the substitution of net asset value for the public offering price.

Each fund may include in its advertising or sales material information relating to investment goals and performance results of funds belonging to the Franklin Templeton Group of Funds. Franklin Resources, Inc. is the parent company of the advisors and underwriter of the Franklin Templeton Group of Funds.

COMPARISONS To help you better evaluate how an investment in the funds may satisfy your investment goal, advertisements and other materials about the funds may discuss certain measures of fund performance as reported by various financial publications. Materials also may compare performance (as calculated above) to performance as reported by other investments, indices, and averages. These comparisons may include, but are not limited to, the following examples:

o Salomon Brothers Broad Bond Index or its component indices - measures yield, price and total return for Treasury, agency, corporate and mortgage bonds.

o Lehman Brothers Aggregate Bond Index or its component indices - measures yield, price and total return for Treasury, agency, corporate, mortgage and Yankee bonds.

o Lehman Brothers Municipal Bond Index or its component indices - measures yield, price and total return for the municipal bond market.

o Bond Buyer 20 Index - an index of municipal bond yields based upon yields of 20 general obligation bonds maturing in 20 years.

o Bond Buyer 40 Index - an index composed of the yield to maturity of 40 bonds. The index attempts to track the new-issue market as closely as possible, so it changes bonds twice a month, adding all new bonds that meet certain requirements and deleting an equivalent number according to their secondary market trading activity. As a result, the average par call date, average maturity date, and average coupon rate can and have changed over time. The average maturity generally has been about 29-30 years.

o Financial publications: The WALL STREET JOURNAL, and BUSINESS WEEK, FINANCIAL WORLD, FORBES, FORTUNE, and MONEY magazines - provide performance statistics over specified time periods.

o Salomon Brothers Composite High Yield Index or its component indices - measures yield, price and total return for the Long-Term High-Yield Index, Intermediate-Term High-Yield Index, and Long-Term Utility High-Yield Index.

o Historical data supplied by the research departments of CS First Boston Corporation, the J. P. Morgan companies, Salomon Brothers, Merrill Lynch, Lehman Brothers and Bloomberg L.P.

o Morningstar - information published by Morningstar, Inc., including Morningstar proprietary mutual fund ratings. The ratings reflect Morningstar's assessment of the historical risk-adjusted performance of a fund over specified time periods relative to other funds within its category.

o Lipper - Mutual Fund Performance Analysis and Lipper - Fixed Income Fund Performance Analysis - measure total return and average current yield for the mutual fund industry and rank individual mutual fund performance over specified time periods, assuming reinvestment of all distributions, exclusive of any applicable sales charges.

o Savings and Loan Historical Interest Rates - as published in the U.S. Savings & Loan League Fact Book.

o Consumer Price Index (or Cost of Living Index), published by the U.S. Bureau of Labor Statistics - a statistical measure of change, over time, in the price of goods and services in major expenditure groups.

o CDA Mutual Fund Report, published by CDA Investment Technologies, Inc. - analyzes price, current yield, risk, total return, and average rate of return (average annual compounded growth rate) over specified time periods for the mutual fund industry.

o Standard & Poor's Bond Indices - measure yield and price of corporate, municipal, and government bonds.


From time to time, advertisements or information for each fund may include a discussion of certain attributes or benefits to be derived from an investment in the fund. The advertisements or information may include symbols, headlines, or other material that highlights or summarizes the information discussed in more detail in the communication.

Advertisements or sales material issued by each fund also may discuss or be based upon information in a recent issue of the Special Report on Tax Freedom Day published by the Tax Foundation, a Washington, D.C. based nonprofit research and public education organization. The report illustrates, among other things, the annual amount of time the average taxpayer works to satisfy his or her tax obligations to the federal, state and local taxing authorities.

Advertisements or information also may compare each fund's performance to the return on certificates of deposit (CDs) or other investments. You should be aware, however, that an investment in the fund involves the risk of fluctuation of principal value, a risk generally not present in an investment in a CD issued by a bank. For example, as the general level of interest rates rise, the value of the fund's fixed-income investments, as well as the value of its shares that are based upon the value of such portfolio investments, can be expected to decrease. Conversely, when interest rates decrease, the value of the fund's shares can be expected to increase. CDs are frequently insured by an agency of the U.S. government. An investment in the fund is not insured by any federal, state or private entity.

In assessing comparisons of performance, you should keep in mind that the composition of the investments in the reported indices and averages is not identical to the fund's portfolio, the indices and averages are generally unmanaged, and the items included in the calculations of the averages may not be identical to the formula used by the fund to calculate its figures. In addition, there can be no assurance that the fund will continue its performance as compared to these other averages.

MISCELLANEOUS INFORMATION
------------------------------------------------------------------------------

The funds may help you achieve various investment goals such as accumulating money for retirement, saving for a down payment on a home, college costs and other long-term goals. The Franklin College Costs Planner may help you in determining how much money must be invested on a monthly basis in order to have a projected amount available in the future to fund a child's college education. (Projected college cost estimates are based upon current costs published by the College Board.) The Franklin Retirement Planning Guide leads you through the steps to start a retirement savings program. Of course, an investment in the funds cannot guarantee that these goals will be met.

The funds are members of the Franklin Templeton Group of Funds, one of the largest mutual fund organizations in the U.S., and may be considered in a program for diversification of assets. Founded in 1947, Franklin is one of the oldest mutual fund organizations and now services more than 4 million shareholder accounts. In 1992, Franklin, a leader in managing fixed-income mutual funds and an innovator in creating domestic equity funds, joined forces with Templeton, a pioneer in international investing. The Mutual Series team, known for its value-driven approach to domestic equity investing, became part of the organization four years later. Together, the Franklin Templeton Group has over $216 billion in assets under management for approximately 7 million U.S. based mutual fund shareholder and other accounts. The Franklin Templeton Group of Funds offers 114 U.S. based open-end investment companies to the public. Each fund may identify itself by its NASDAQ symbol or CUSIP number.

Franklin is a leader in the tax-free mutual fund industry and manages more than $51 billion in municipal security assets for over three quarters of a million investors. According to Research and Ratings Review, Franklin had one of the largest staffs of municipal securities analysts in the industry, as of June 30, 1998.

Under current tax laws, municipal securities remain one of the few investments offering the potential for tax-free income. In 1999, taxes could cost almost $47 on every $100 earned from a fully taxable investment (based on the maximum combined 39.6% federal tax rate and the highest state tax rate of 12% for 1999). Franklin tax-free funds, however, offer tax relief through a professionally managed portfolio of tax-free securities selected based on their yield, quality and maturity. An investment in a Franklin tax-free fund can provide you with the potential to earn income free of federal taxes and, depending on the fund, state and local taxes as well, while supporting state and local public projects. Franklin tax-free funds also may provide tax-free compounding, when dividends are reinvested. An investment in Franklin's tax-free funds can grow more rapidly than similar taxable investments.

Municipal securities are generally considered to be creditworthy, second in quality only to securities issued or guaranteed by the U.S. government and its agencies. The market price of municipal securities, however, may fluctuate. This fluctuation will have a direct impact on the net asset value of the fund's shares.

Currently, there are more mutual funds than there are stocks listed on the New York Stock Exchange. While many of them have similar investment goals, no two are exactly alike. Shares of the fund are generally sold through securities dealers, whose investment representatives are experienced professionals who can offer advice on the type of investments suitable to your unique goals and needs, as well as the risks associated with such investments.

The Information Services & Technology division of Franklin Resources, Inc. (Resources) established a Year 2000 Project Team in 1996. This team has already begun making necessary software changes to help the computer systems that service the fund and its shareholders to be Year 2000 compliant. After completing these modifications, comprehensive tests are conducted in one of Resources' U.S. test labs to verify their effectiveness. Resources continues to seek reasonable assurances from all major hardware, software or data-services suppliers that they will be Year 2000 compliant on a timely basis. Resources is also beginning to develop a contingency plan, including identification of those mission critical systems for which it is practical to develop a contingency plan. However, in an operation as complex and geographically distributed as Resources' business, the alternatives to use of normal systems, especially mission critical systems, or supplies of electricity or long distance voice and data lines are limited.

DESCRIPTION OF RATINGS
------------------------------------------------------------------------------

MUNICIPAL BOND RATINGS

MOODY'S INVESTORS SERVICE, INC. (MOODY'S)

Aaa: Municipal bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Municipal bonds rated Aa are judged to be high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large, fluctuation of protective elements may be of greater amplitude, or there may be other elements present that make the long-term risks appear somewhat larger.

A: Municipal bonds rated A possess many favorable investment attributes and are considered upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa: Municipal bonds rated Baa are considered medium-grade obligations. They are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. These bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

Ba: Municipal bonds rated Ba are judged to have predominantly speculative elements and their future cannot be considered well assured. Often the protection of interest and principal payments may be very moderate and, thereby, not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Municipal bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Municipal bonds rated Caa are of poor standing. These issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Municipal bonds rated Ca represent obligations that are speculative to a high degree. These issues are often in default or have other marked shortcomings.

C: Municipal bonds rated C are the lowest-rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Con.(-): Municipal bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals that begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon the completion of construction or the elimination of the basis of the condition.

STANDARD & POOR'S CORPORATION (S&P)

AAA: Municipal bonds rated AAA are the highest-grade obligations. They possess the ultimate degree of protection as to principal and interest. In the market, they move with interest rates and, hence, provide the maximum safety on all counts.

AA: Municipal bonds rated AA also qualify as high-grade obligations, and in the majority of instances differ from AAA issues only in a small degree. Here, too, prices move with the long-term money market.

A: Municipal bonds rated A are regarded as upper medium-grade. They have considerable investment strength but are not entirely free from adverse effects of changes in economic and trade conditions. Interest and principal are regarded as safe. They predominantly reflect money rates in their market behavior but also, to some extent, economic conditions.

BBB: Municipal bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB, B, CCC, CC: Municipal bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While these bonds will likely have some quality and protective characteristics, they are outweighed by large uncertainties or major risk exposures to adverse conditions.

C: This rating is reserved for income bonds on which no interest is being paid.

D: Debt rated "D" is in default and payment of interest and/or repayment of principal is in arrears.

Plus (+) or minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

FITCH INVESTORS SERVICE, INC. (FITCH)

AAA: Municipal bonds rated AAA are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal that is unlikely to be affected by reasonably foreseeable events.

AA: Municipal bonds rated AA are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong although not quite as strong as bonds rated AAA and not significantly vulnerable to foreseeable future developments.

A: Municipal bonds rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Municipal bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB: Municipal bonds rated BB are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. Business and financial alternatives can be identified, however, that could assist the obligor in satisfying its debt service requirements.

B: Municipal bonds rated B are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC: Municipal bonds rated CCC have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC: Municipal bonds rated CC are minimally protected. Default in payment of interest and/or principal seems probable over time.

C: Municipal bonds rated C are in imminent default in the payment of interest or principal.

DDD, DD and D: Municipal bonds rated DDD, DD and D are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery while D represents the lowest potential for recovery.

Plus (+) or minus (-) signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus or minus signs are not used with the AAA, DDD, DD or D categories.

MUNICIPAL NOTE RATINGS

MOODY'S

Moody's ratings for state, municipal and other short-term obligations will be designated Moody's Investment Grade (MIG). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing; factors of the first importance in long-term borrowing risk are of lesser importance in the short run. Symbols used will be as follows:

MIG 1: Notes are of the best quality enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

MIG 2: Notes are of high quality, with margins of protection ample, although not so large as in the preceding group.

MIG 3: Notes are of favorable quality, with all security elements accounted for, but lacking the undeniable strength of the preceding grades. Market access for refinancing, in particular, is likely to be less well established.

MIG 4: Notes are of adequate quality, carrying specific risk but having protection and not distinctly or predominantly speculative.

S&P

Until June 29, 1984, S&P used the same rating symbols for notes and bonds. After June 29, 1984, for new municipal note issues due in three years or less, the ratings below will usually be assigned. Notes maturing beyond three years will most likely receive a bond rating of the type recited above.

SP-1: Issues carrying this designation have a very strong or strong capacity to pay principal and interest. Issues determined to possess overwhelming safety characteristics will be given a "plus" (+) designation.

SP-2: Issues carrying this designation have a satisfactory capacity to pay principal and interest.

COMMERCIAL PAPER RATINGS

MOODY'S

Moody's commercial paper ratings, which are also applicable to municipal paper investments, are opinions of the ability of issuers to repay punctually their promissory obligations not having an original maturity in excess of nine months. Moody's employs the following designations for both short-term debt and commercial paper, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

P-1 (Prime-1): Superior capacity for repayment.

P-2 (Prime-2): Strong capacity for repayment.

S&P

S&P's ratings are a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Issues within the "A" category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety, as follows:

A-1: This designation indicates the degree of safety regarding timely payment is very strong. A "plus" (+) designation indicates an even stronger likelihood of timely payment.

A-2: Capacity for timely payment on issues with this designation is strong. The relative degree of safety, however, is not as overwhelming as for issues designated A-1.

A-3: Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

FITCH

Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes. The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

F-1+: Exceptionally strong credit quality. Regarded as having the strongest degree of assurance for timely payment.

F-1: Very strong credit quality. Reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

F-2: Good credit quality. A satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

F-3: Fair credit quality. Have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

F-5: Weak credit quality. Have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

D: Default. Actual or imminent payment default.

LOC: The symbol LOC indicates that the rating is based on a letter of credit issued by a commercial bank.

STATE TAX TREATMENT
------------------------------------------------------------------------------

The following information on the state income tax treatment of dividends from a fund is based upon correspondence and sources believed to be reliable. Except where otherwise noted, the information pertains to individual state income taxation only. You may be subject to local taxes on dividends or the value of your shares. Corporations, trusts, estates and other entities may be subject to other taxes and should consult with their tax advisors or their state department of revenue. For some investors, a portion of the dividend income may be subject to the federal and/or state alternative minimum tax.

ALABAMA

Under Section 40-18-14(2)f of the Alabama Code, interest on obligations of the state of Alabama and any of its counties, municipalities or other political subdivisions is exempt from personal income tax. Section 40-18-14(2)d provides similar tax-exempt treatment for interest on exempt obligations of the U.S. government or its possessions including Puerto Rico, Guam and the Virgin Islands. In addition, Regulation Section 810-3-14-.02(4)(b)2 and an administrative ruling of the Alabama Department of Revenue, dated March 1, 1990, both extend the exemption for obligations of the U.S. government or its possessions to distributions from a regulated investment company, such as the Alabama Fund, to the extent that the distributions are paid from interest earned on such exempt obligations. The March 1, 1990, ruling (as well as the instructions to Alabama Form 40) also indicates that the exemption would apply to Alabama municipal obligations. Tax-exempt treatment is generally not available for distributions attributable to income earned on indirect U.S. government obligations or obligations of other states and their political subdivisions. To the extent such investments are made by the fund, distributions from those investments will generally be taxable.

Any distributions of net short-term and net long-term capital gains earned by the fund are fully includable in each individual shareholder's Alabama taxable income and are currently taxed at ordinary income tax rates.

FLORIDA

Florida does not have a personal income tax but does have an intangible personal property tax for residents. According to Florida Statute Section
199.185 and Technical Assistance Advisement 90(C)2-003, issued by the Florida Department of Revenue on August 8, 1990 (as later revised), shares in regulated investment companies organized as business trusts, such as the Florida Fund, will not be subject to Florida's intangible property tax to the extent that the fund is invested in exempt obligations of the U.S. government, its agencies, instrumentalities and territories (including Puerto Rico, Guam and the Virgin Islands) at the close of business on the last business day of the previous calendar year. If the fund invests all of the remaining portion of its Net Asset Value in exempt obligations of the state of Florida or its municipalities or political subdivisions on such date, then that remaining portion of the Net Asset Value of the fund (and corresponding value of fund shares) will also be exempt from Florida's intangibles tax.

According to Florida Technical Assistance Advisement 94(c)2-025, if the fund invests, such as for temporary or defensive purposes, any of the remaining portion of its portfolio in any asset that is taxable under Florida's intangible tax law, including investments in indirect federal obligations (GNMAs, FNMAs, etc.) or obligations of any other states, then only the portion of Net Asset Value, if any, that is made up of direct obligations of the U.S. government, or territories and possessions of the U.S. government, may be excluded from tax. The remaining Net Asset Value of the fund (and corresponding value of fund shares) is then subject to tax.

GEORGIA

Under Section 48-7-27(b)(1)(A) of the Georgia Code, interest on obligations of the state of Georgia and its political subdivisions, which is not otherwise included in federal adjusted gross income, is exempt from the state's individual income tax. Likewise, under Section 48-7-27(b)(2) interest on exempt obligations of the U.S. government, its territories and possessions (including Puerto Rico, Guam and the Virgin Islands), or of any authority, commission, or instrumentality of the U.S. government is also exempt from the state's individual income tax. Since distributions from the Georgia Fund attributable to interest on obligations of the state of Georgia and its political subdivisions is excluded from federal adjusted gross income, they will likewise be excluded from the Georgia individual income tax.

The exempt treatment for interest derived from such exempt obligations is also extended to distributions of regulated investment companies, such as the Georgia Fund. Tax-exempt treatment is generally not available for distributions attributable to income earned on indirect U.S. government obligations (GNMAs, FNMAs, etc.) or for obligations of other states and their political subdivisions. To the extent such investments are made by a fund, such as for temporary or defensive purposes, such distributions will generally be taxable.

Any distributions of net short-term and net long-term capital gains earned by the fund are fully included in each individual shareholder's Georgia taxable income as dividend income and long-term capital gain, respectively, and are currently taxed at ordinary income tax rates.

Georgia previously imposed an intangibles tax on, among other things, shares of corporate stock, including stock of mutual funds. The tax was repealed effective January 1, 1997, and applicable to all tax years beginning on or after January 1, 1996.

KENTUCKY

Pursuant to Kentucky Revised Statute 141.010(10)(a) and (12)(a), interest earned on exempt obligations of the U.S. government, its agencies and instrumentalities, or its territories (including Puerto Rico, Guam and the Virgin Islands) and obligations issued by the Commonwealth of Kentucky or its political subdivisions will be exempt from Kentucky's personal income tax. Under Kentucky Income Tax Revenue Policy 42P161 (as revised December 1,
1990), dividends from regulated investment companies, such as the Kentucky Fund, which are derived from such exempt obligations, will also be exempt from state income tax. Tax-exempt treatment is generally not available for distributions attributable to income earned on indirect U.S. government obligations (GNMAs, FNMAs, etc.) or for obligations of other states and their political subdivisions. To the extent such investments are made by the fund, such as for temporary or defensive purposes, such distributions will generally be taxable.

Any distributions of net short-term and net long-term capital gains earned by the fund are includable in each shareholder's Kentucky adjusted gross income and are taxed at ordinary income tax rates. Kentucky Revenue Circular 40C003 also states that gain from the sale of some U.S. government and Kentucky obligations may be exempt from state income tax, but the availability of the exemption depends upon the specific legislation authorizing the bonds. A specific opinion may be requested from the Kentucky Revenue Cabinet.

LOUISIANA

Under Section 47:293 of Louisiana's individual income tax law, interest earned on exempt obligations of the state of Louisiana or its political subdivisions and interest earned on exempt obligations of the U.S. government or its agencies and possessions (including Puerto Rico, Guam and the Virgin Islands) is exempt from individual and corporate income tax. Under Section 47:293, distributions from a regulated investment company, such as the Louisiana Fund, will also be exempt from individual and corporate income tax to the extent that they are derived from interest earned on such exempt obligations. Tax-exempt treatment is generally not available for distributions attributable to income earned on indirect U.S. government obligations (GNMAs, FNMAs, etc.) or for obligations of other states and their political subdivisions. To the extent such investments are made by the fund, such as for temporary or defensive purposes, such distributions will generally be taxable.

Any distributions of net short-term and net long-term capital gains earned by the fund are included in each shareholder's Louisiana taxable income and are currently taxed at ordinary income tax rates.

MARYLAND

Distributions from the Maryland Fund attributable to interest on obligations of the state of Maryland and its political subdivisions are excluded from Maryland's personal income tax. Under Section 10-207 of the Tax General Article, interest on exempt obligations of the U.S. government and any authority, commission, instrumentality, possession or territory of the U.S. (including Puerto Rico, Guam and the Virgin Islands) is also exempt from Maryland's personal income tax. Under Section 10-207(c-1) and Administrative Release No. 11, this exemption is extended to distributions from a regulated investment company, such as the Maryland Fund, to the extent such distributions are paid out of interest earned on exempt obligations of the U.S. government or its agencies and possessions (including Puerto Rico, Guam and the U.S. Virgin Islands). Tax-exempt treatment is generally not available for distributions attributable to income earned on indirect U.S. government obligations (GNMAs, FNMAs, etc.) or for obligations of other states and their political subdivisions. To the extent such investments are made by the fund, such as for temporary or defensive purposes, such distributions will generally be taxable.

Any distributions of capital gains by the fund derived from gain realized from the sale or exchange of obligations issued by the state of Maryland or its political subdivisions may also be tax-exempt to the fund's shareholders. Distributions of all net short-term capital gain and net long-term capital gain earned by the fund on non-Maryland obligations are includable in each shareholder's Maryland adjusted gross income and are taxed at ordinary income tax rates.

MISSOURI

Under Section 143.121 of the Revised Statutes of Missouri, interest earned on exempt obligations of the U.S. government, its authorities, commissions, instrumentalities, possessions or territories (including Puerto Rico, Guam and the Virgin Islands), or the state of Missouri, its political subdivisions or authorities are exempt from Missouri personal income tax. Under Missouri's income tax regulations (Title 12, Section 10-2.155), a regulated investment company such as the Missouri Fund may pass the tax-exempt character of such interest through to its shareholders. Tax-exempt treatment is generally not available for distributions attributable to income earned on indirect U.S. government obligations (GNMAs, FNMAs, etc.) or for obligations of other states and their political subdivisions. To the extent such investments are made by the fund, such as for temporary or defensive purposes, such distributions will generally be taxable.

Any distributions of net short-term and net long-term capital gains earned by the fund are included in each shareholder's Missouri taxable income and are currently taxed at ordinary income tax rates.

NORTH CAROLINA

Section 105-134.6(b)(1) of the North Carolina General Statutes provides that interest on exempt obligations of the U.S. government, its possessions, or its territories (including Puerto Rico, Guam and the Virgin Islands) and exempt obligations of the state of North Carolina or its political subdivisions are exempt from state income tax. Pursuant to a North Carolina Department of Revenue Information Release dated October 4, 1990, dividends received from a regulated investment company, such as the North Carolina Fund, are exempt from personal income tax to the extent that the distributions are derived from interest on such exempt obligations. Tax-exempt treatment is generally not available for distributions attributable to income earned on indirect U.S. government obligations (GNMAs, FNMAs, etc.) or for obligations of other states and their political subdivisions. To the extent such investments are made by the fund, such as for temporary or defensive purposes, such distributions will generally be taxable.

Distributions of capital gains attributable from the sale of certain North Carolina obligations issued prior to July 1, 1995, may be exempt from taxation for the fund's shareholders. Distributions of all net short-term capital gain and net long-term capital gain earned by the fund on all other North Carolina obligations and on non-North Carolina obligations are includable in each shareholder's North Carolina taxable income and are currently taxed at ordinary income rates.

TEXAS

Texas does not presently impose any income tax on individuals, trusts, or estates.

VIRGINIA

Section 58.1-322 of the Code of Virginia provides that interest on obligations of the state of Virginia, its political subdivisions, and instrumentalities or direct obligations of the U.S. government or its authorities, commission, instrumentalities or territories (including Puerto Rico, Guam and the Virgin Islands) is exempt from personal income tax. Under
Section 23 Virginia Administrative Code 10-110-14, distributions from a regulated investment company, such as the Virginia Fund, will also be exempt from personal income tax if the fund invests in such exempt obligations. Tax-exempt treatment is generally not available for distributions attributable to income earned on indirect U.S. government obligations (GNMAs, FNMAs, etc.) or for obligations of other states and their political subdivisions. To the extent such investments are made by the fund, such as for temporary or defensive purposes, such distributions will generally be taxable.

Any distributions of net short-term and net long-term capital gains earned by the fund are included in each shareholder's Virginia taxable income and are currently taxed at ordinary income tax rates.



FRANKLIN TAX-FREE TRUST

FRANKLIN ARIZONA TAX-FREE INCOME FUND - CLASS A & C
FRANKLIN COLORADO TAX-FREE INCOME FUND - CLASS A & C
FRANKLIN CONNECTICUT TAX-FREE INCOME FUND - CLASS A & C
FRANKLIN FEDERAL INTERMEDIATE-TERM TAX-FREE INCOME FUND - CLASS A
FRANKLIN HIGH YIELD TAX-FREE INCOME FUND CLASS A, B & C
FRANKLIN INDIANA TAX-FREE INCOME FUND - CLASS A
FRANKLIN MICHIGAN TAX-FREE INCOME FUND - CLASS A
FRANKLIN NEW JERSEY TAX-FREE INCOME FUND - CLASS A & C
FRANKLIN OREGON TAX-FREE INCOME FUND - CLASS A & C
FRANKLIN PENNSYLVANIA TAX-FREE INCOME FUND - CLASS A & C
FRANKLIN PUERTO RICO TAX-FREE INCOME FUND  - CLASS A & C

STATEMENT OF ADDITIONAL INFORMATION
JULY 1, 1999

P.O. BOX 997151
SACRAMENTO, CA 95899-9983 1-800/DIAL BEN(R)

This Statement of Additional Information (SAI) is not a prospectus. It contains information in addition to the information in the fund's prospectus. The fund's prospectus, dated July 1, 1999, which we may amend from time to time, contains the basic information you should know before investing in the fund. You should read this SAI together with the fund's prospectus.

The audited financial statements and auditor's report in the trust's Annual Report to Shareholders, for the fiscal year ended February 28, 1999, are incorporated by reference (are legally a part of this SAI).

For a free copy of the current prospectus or annual report, contact your investment representative or call 1-800/DIAL BEN (1-800/342-5236).

CONTENTS

Goals and Strategies
Risks
Officers and Trustees
Management and Other Services
Portfolio Transactions
Distributions and Taxes
Organization, Voting Rights and Principal Holders
Buying and Selling Shares
Pricing Shares
The Underwriter
Performance
Miscellaneous Information
Description of Ratings
State Tax Treatment

-------------------------------------------------------------------------------
MUTUAL FUNDS, ANNUITIES, AND OTHER INVESTMENT PRODUCTS:

o ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT;

o  ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY
   BANK;

o  ARE SUBJECT TO INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF
   PRINCIPAL.
-------------------------------------------------------------------------------

GOALS AND STRATEGIES
-------------------------------------------------------------------------------

The Federal Intermediate Fund's investment goal is to provide investors with as high a level of income exempt from federal income taxes, including the individual alternative minimum tax, as is consistent with prudent investing, while seeking preservation of shareholders' capital.

The High Yield Fund's principal investment goal is to provide investors with a high current yield exempt from federal income taxes. Its secondary goal is capital appreciation to the extent possible and consistent with the fund's principal investment goal.

The Puerto Rico Fund's investment goal is to provide investors with as high a level of income exempt from federal income taxes as is consistent with prudent investing, while seeking preservation of shareholders' capital. The Puerto Rico Fund also seeks to provide a maximum level of income that is free from the personal income taxes of a majority of states, although this policy is not a fundamental investment goal of the fund and may be changed without shareholder approval.

Each state fund's investment goal is to provide investors with as high a level of income exempt from federal income taxes and from personal income taxes for resident shareholders of the fund's state as is consistent with prudent investing, while seeking preservation of shareholders' capital.

These goals are fundamental, which means they may not be changed without shareholder approval. Of course, there is no assurance that any fund will meet its goal.

As a fundamental policy, each fund normally invests at least 80% of its assets in securities that pay interest free from federal income taxes, including the federal alternative minimum tax. Each fund applies this test to its net assets, except for the Federal Intermediate Fund, which applies this test to its total assets. Each state fund, as a fundamental policy, also normally invests at least 80% of its net assets in securities that pay interest free from the personal income taxes, if any, of its state. As a nonfundamental policy, each state fund and the Puerto Rico Fund also normally invest at least 65% of their total assets in municipal securities of their state or territory. Unlike the state and Puerto Rico Funds, the Federal Intermediate and High Yield Funds are diversified nationally. The High Yield Fund will not invest more than 25% of its total assets in the municipal securities of any one state or territory.

Municipal securities issued by a fund's state or that state's counties, municipalities, authorities, agencies, or other subdivisions, generally pay interest free from federal income tax and from state personal income taxes, if any, for residents of the fund's state. Municipal securities issued by U.S. territories such as Guam, Puerto Rico, or the Mariana Islands also generally pay interest free from state personal income taxes in a majority of states.

Each fund tries to invest all of its assets in tax-free municipal securities. The issuer's bond counsel generally gives the issuer an opinion on the tax-exempt status of a municipal security when the security is issued.

Some states may require a fund to invest a certain amount of its assets in securities of that state, or in securities that are otherwise tax-free under the laws of that state, in order for any portion of the fund's distributions to be free from the state's personal income taxes. If a fund's state requires this, the fund will try to invest its assets as required so that its distributions will be free from personal income taxes for resident shareholder's of the fund's state.

As a fundamental policy, the Pennsylvania Fund invests in securities for income earnings rather than trading for profit. The fund does not vary its investments, except to (i) eliminate unsafe investments and investments that are not consistent with the preservation of capital or the tax status of the fund; (ii) honor redemption requests, meet anticipated redemption requirements and negate gains from discount purchases; (iii) reinvest the earnings from securities in like securities; or (iv) defray normal administrative expenses.

Below is a description of various types of municipal and other securities that each fund may buy. Other types of municipal securities may become available that are similar to those described below and in which each fund may also invest, if consistent with its investment goal and policies.

TAX ANTICIPATION NOTES are issued to finance short-term working capital needs of municipalities in anticipation of various seasonal tax revenues, which will be used to pay the notes. They are usually general obligations of the issuer, secured by the taxing power for the payment of principal and interest.

REVENUE ANTICIPATION NOTES are similar to tax anticipation notes except they are issued in expectation of the receipt of other kinds of revenue, such as federal revenues available under the Federal Revenue Sharing Program.

BOND ANTICIPATION NOTES are normally issued to provide interim financing until long-term financing can be arranged. Proceeds from long-term bond issues then provide the money for the repayment of the notes.

CONSTRUCTION LOAN NOTES are issued to provide construction financing for specific projects. After successful completion and acceptance, many projects receive permanent financing through the Federal Housing Administration under the Federal National Mortgage Association or the Government National Mortgage Association.

TAX-EXEMPT COMMERCIAL PAPER typically represents a short-term obligation (270 days or less) issued by a municipality to meet working capital needs.

MUNICIPAL BONDS meet longer-term capital needs and generally have maturities from one to 30 years when issued. They have two principal classifications: general obligation bonds and revenue bonds.

GENERAL OBLIGATION BONDS. Issuers of general obligation bonds include states, counties, cities, towns and regional districts. The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, highways and roads. The basic security behind general obligation bonds is the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to the rate or amount of special assessments.

REVENUE BONDS. The full faith, credit and taxing power of the issuer do not secure revenue bonds. Instead, the principal security for a revenue bond is generally the net revenue derived from a particular facility, group of facilities, or, in some cases, the proceeds of a special excise tax or other specific revenue source. Revenue bonds are issued to finance a wide variety of capital projects, including: electric, gas, water and sewer systems; highways, bridges and tunnels; port and airport facilities; colleges and universities; and hospitals. The principal security behind these bonds may vary. For example, housing finance authorities have a wide range of security, including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. Many bonds provide additional security in the form of a debt service reserve fund that may be used to make principal and interest payments. Some authorities have further security in the form of state assurances (although without obligation) to make up deficiencies in the debt service reserve fund.

TAX-EXEMPT INDUSTRIAL DEVELOPMENT REVENUE BONDS are issued by or on behalf of public authorities to finance various privately operated facilities for business, manufacturing, housing, sports and pollution control, as well as public facilities such as airports, mass transit systems, ports and parking. The payment of principal and interest is solely dependent on the ability of the facility's user to meet its financial obligations and the pledge, if any, of the facility or other property as security for payment.

VARIABLE OR FLOATING RATE SECURITIES Each fund may invest in variable or floating rate securities, including variable rate demand notes, which have interest rates that change either at specific intervals (variable rate), from daily up to monthly, or whenever a benchmark rate changes (floating rate). The interest rate adjustments are designed to help stabilize the security's price. Variable or floating rate securities may include a demand feature, which may be unconditional. The demand feature allows the holder to demand prepayment of the principal amount before maturity, generally on no more than 30 days' notice. The holder receives the principal amount plus any accrued interest either from the issuer or by drawing on a bank letter of credit, a guarantee or insurance issued with respect to the security.

MUNICIPAL LEASE OBLIGATIONS Each fund may invest in municipal lease obligations, including certificates of participation. Municipal lease obligations generally finance the purchase of public property. The property is leased to the state or a local government, and the lease payments are used to pay the interest on the obligations. Municipal lease obligations differ from other municipal securities because the lessee's governing body must appropriate (set aside) the money to make the lease payments each year. If the money is not appropriated, the issuer or the lessee can end the lease without penalty. If the lease is cancelled, investors who own the municipal lease obligations may not be paid.

The board of trustees reviews the fund's municipal lease obligations to try to assure that they are liquid investments based on various factors reviewed by the fund's manager and monitored by the board. These factors may include
(a) the credit quality of the obligations and the extent to which they are rated or, if unrated, comply with existing criteria and procedures followed to ensure that they are comparable in quality to the ratings required for the fund to invest, including an assessment of the likelihood of the lease being canceled, taking into account how essential the leased property is and the term of the lease compared to the useful life of the leased property; (b) the size of the municipal securities market, both in general and with respect to municipal lease obligations; and (c) the extent to which the type of municipal lease obligations held by the fund trade on the same basis and with the same degree of dealer participation as other municipal securities of comparable credit rating or quality.

Since annual appropriations are required to make lease payments, municipal lease obligations generally are not subject to constitutional limitations on the issuance of debt and may allow an issuer to increase government liabilities beyond constitutional debt limits. When faced with increasingly tight budgets, local governments have more discretion to curtail lease payments under a municipal lease obligation than they do to curtail payments on other municipal securities. If not enough money is appropriated to make the lease payments, the leased property may be repossessed as security for holders of the municipal lease obligations. If this happens, there is no assurance that the property's private sector or re-leasing value will be enough to make all outstanding payments on the municipal lease obligations or that the payments will continue to be tax-free.

While cancellation risk is inherent to municipal lease obligations, each fund, except the High Yield Fund, believes that this risk may be reduced, although not eliminated, by its policies on the quality of securities in which it may invest.

CALLABLE BONDS Each fund may invest in callable bonds, which allow the issuer to repay some or all of the bonds ahead of schedule. If a bond is called, the fund will receive the principal amount, the accrued interest, and may receive a small additional payment as a call premium. The manager may sell a callable bond before its call date, if it believes the bond is at its maximum premium potential. When pricing callable bonds, the call feature is factored into the price of the bonds and may impact the fund's net asset value.

An issuer is more likely to call its bonds when interest rates are falling, because the issuer can issue new bonds with lower interest payments. If a bond is called, the fund may have to replace it with a lower-yielding security. A call of some or all of these securities may lower a fund's income and its distributions to shareholders. If the fund originally paid a premium for the bond because it had appreciated in value from its original issue price, the fund also may not be able to recover the full amount it paid for the bond. One way for the fund to protect itself from call risk is to buy bonds with call protection. Call protection is an assurance that the bond will not be called for a specific time period, typically five to 10 years from when the bond is issued.

ESCROW-SECURED OR DEFEASED BONDS are created when an issuer refunds, before maturity, an outstanding bond issue that is not immediately callable (or pre-refunds), and sets aside funds for redemption of the bonds at a future date. The issuer uses the proceeds from a new bond issue to buy high grade, interest bearing debt securities, generally direct obligations of the U.S. government. These securities are then deposited in an irrevocable escrow account held by a trustee bank to secure all future payments of principal and interest on the pre-refunded bond. Escrow-secured bonds often receive a triple A or equivalent rating.

STRIPPED MUNICIPAL SECURITIES Municipal securities may be sold in "stripped" form. Stripped municipal securities represent separate ownership of principal and interest payments on municipal securities.

ZERO-COUPON SECURITIES Each fund may invest in zero-coupon and delayed interest securities. Zero-coupon securities make no periodic interest payments, but are sold at a deep discount from their face value. The buyer recognizes a rate of return determined by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date. The discount varies depending on the time remaining until maturity, as well as market interest rates, liquidity of the security, and the issuer's perceived credit quality. The discount, in the absence of financial difficulties of the issuer, typically decreases as the final maturity date approaches. If the issuer defaults, the fund may not receive any return on its investment.

Because zero-coupon securities bear no interest and compound semiannually at the rate fixed at the time of issuance, their value is generally more volatile than the value of other fixed-income securities. Since zero-coupon bondholders do not receive interest payments, zero-coupon securities fall more dramatically than bonds paying interest on a current basis when interest rates rise. When interest rates fall, zero-coupon securities rise more rapidly in value, because the bonds reflect a fixed rate of return.

An investment in zero-coupon and delayed interest securities may cause a fund to recognize income and make distributions to shareholders before it receives any cash payments on its investment. To generate cash to satisfy distribution requirements, a fund may have to sell portfolio securities that it otherwise would have continued to hold or to use cash flows from other sources such as the sale of fund shares.

CONVERTIBLE AND STEP COUPON BONDS Each fund may invest a portion of its assets in convertible and step coupon bonds. Convertible bonds are zero-coupon securities until a predetermined date, at which time they convert to a specified coupon security. The coupon on step coupon bonds changes periodically during the life of the security based on predetermined dates chosen when the security is issued.

U.S. GOVERNMENT OBLIGATIONS are issued by the U.S. Treasury or by agencies and instrumentalities of the U.S. government and are backed by the full faith and credit of the U.S. government. They include Treasury bills, notes and bonds.

COMMERCIAL PAPER is a promissory note issued by a corporation to finance its short-term credit needs. Each fund may invest in taxable commercial paper only for temporary defensive purposes.

WHEN-ISSUED TRANSACTIONS Municipal securities are frequently offered on a "when-issued" basis. When so offered, the price, which is generally expressed in yield terms, is fixed at the time the commitment to buy is made, but delivery and payment take place at a later date. During the time between purchase and settlement, no payment is made by the fund to the issuer and no interest accrues to the fund. If the other party to the transaction fails to deliver or pay for the security, the fund could miss a favorable price or yield opportunity, or could experience a loss.

When the fund makes the commitment to buy a municipal security on a when-issued basis, it records the transaction and reflects the value of the security in the determination of its net asset value. The funds believe their net asset value or income will not be negatively affected by their purchase of municipal securities on a when-issued basis. The funds will not engage in when-issued transactions for investment leverage purposes.

Although a fund will generally buy municipal securities on a when-issued basis with the intention of acquiring the securities, it may sell the securities before the settlement date if it is considered advisable. When a fund is the buyer, it will maintain cash or liquid securities, with an aggregate value equal to the amount of its purchase commitments, in a segregated account with its custodian bank until payment is made. If assets of a fund are held in cash pending the settlement of a purchase of securities, the fund will not earn income on those assets.

ILLIQUID INVESTMENTS Each fund may invest up to 10% of its net assets in illiquid securities. Illiquid securities are generally securities that cannot be sold within seven days in the normal course of business at approximately the amount at which the fund has valued them.

DIVERSIFICATION All of the funds, except the Connecticut, Federal Intermediate and Michigan Funds, are diversified funds. The Connecticut, Federal Intermediate and Michigan Funds are non-diversified. As a fundamental policy, none of the diversified funds will buy a security if, with respect to 75% of its net assets, more than 5% would be in the securities of any single issuer (with the exception of obligations of the U.S. government). For this purpose, each political subdivision, agency, or instrumentality, each multi-state agency of which a state is a member, and each public authority that issues private activity bonds on behalf of a private entity, is considered a separate issuer. Escrow-secured or defeased bonds are not generally considered an obligation of the original municipality when determining diversification.

Each fund, including the Connecticut, Federal Intermediate and Michigan Funds, intends to meet certain diversification requirements for tax purposes. Generally, to meet federal tax requirements at the close of each quarter, a fund may not invest more than 25% of its total assets in any one issuer and, with respect to 50% of total assets, may not invest more than 5% of its total assets in any one issuer. These limitations do not apply to U.S. government securities and may be revised if applicable federal income tax requirements are revised.

TEMPORARY INVESTMENTS When the manager believes the securities trading markets or the economy are experiencing excessive volatility or a prolonged general decline, or other unusual or adverse conditions exist, it may invest each fund's portfolio in a temporary defensive manner. Under these circumstances, each fund may invest all of its assets in securities that pay taxable interest, including (i) high quality commercial paper; (ii) securities issued by or guaranteed by the full faith and credit of the U.S. government; or (iii) for the state and Puerto Rico Funds, municipal securities issued by a state, territory or local government other than the fund's state or territory. Each fund also may invest all of its assets in municipal securities issued by a U.S. territory such as Guam, Puerto Rico or the Mariana Islands.

SECURITIES TRANSACTIONS The frequency of portfolio transactions, usually referred to as the portfolio turnover rate, varies for each fund from year to year, depending on market conditions. While short-term trading increases portfolio turnover and may increase costs, the execution costs for municipal securities are substantially less than for equivalent dollar values of equity securities.

CREDIT QUALITY All things being equal, the lower a security's credit quality, the higher the risk and the higher the yield the security generally must pay as compensation to investors for the higher risk.

A security's credit quality depends on the issuer's ability to pay interest on the security and, ultimately, to repay the principal. Independent rating agencies, such as Fitch Investors Service Inc. (Fitch), Moody's Investors Service, Inc. (Moody's), and Standard & Poor's Corporation (S&P), often rate municipal securities based on their opinion of the issuer's credit quality. Most rating agencies use a descending alphabet scale to rate long-term securities, and a descending numerical scale to rate short-term securities. These ratings are described at the end of this SAI under "Description of Ratings."

An insurance company, bank or other foreign or domestic entity may provide credit support for a municipal security and enhance its credit quality. For example, some municipal securities are insured, which means they are covered by an insurance policy that guarantees the timely payment of principal and interest. Other municipal securities may be backed by letters of credit, guarantees, or escrow or trust accounts that contain securities backed by the full faith and credit of the U.S. government to secure the payment of principal and interest.

As discussed in the prospectus, each fund has limitations on the credit quality of securities it may buy. These limitations are generally applied when a fund makes an investment so that a fund is not required to sell a security because of a later change in circumstances.

The High Yield Fund invests at least 65% of its assets in high yield securities. The High Yield Fund may invest in securities rated in any rating category, including defaulted securities if the manager believes the issuer may resume making interest payments or other favorable developments seem likely in the near future. The High Yield Fund, however, currently does not intend to invest more than 10% of its assets in defaulted securities.

INVESTMENT RESTRICTIONS Each fund has adopted the following restrictions as fundamental policies. This means they may only be changed if the change is approved by (i) more than 50% of the fund's outstanding shares or (ii) 67% or more of the fund's shares present at a shareholder meeting if more than 50% of the fund's outstanding shares are represented at the meeting in person or by proxy, whichever is less.

Each fund may not:

1. Borrow money or mortgage or pledge any of its assets, except that borrowings (and a pledge of assets therefore) for temporary or emergency purposes may be made from banks in any amount up to 5% of the total asset value.

2. Buy any securities on "margin" or sell any securities "short," except that it may use such short-term credits as are necessary for the clearance of transactions.

3. Make loans, except through the purchase of readily marketable debt securities which are either publicly distributed or customarily purchased by institutional investors. Although such loans are not presently intended, this prohibition will not preclude the fund from loaning portfolio securities to broker-dealers or other institutional investors if at least 102% cash collateral is pledged and maintained by the borrower; provided such portfolio security loans may not be made if, as a result, the aggregate of such loans exceeds 10% of the value of the fund's total assets at the time of the most recent loan.

4. Act as underwriter of securities issued by other persons, except insofar as the fund may be technically deemed an underwriter under the federal securities laws in connection with the disposition of portfolio securities.

5. Purchase the securities of any issuer which would result in owning more than 10% of the voting securities of such issuer, except with respect to the Connecticut and Federal Intermediate Funds, each of which will not purchase a security, if as a result: i) more than 25% of its total assets would be invested in the securities of a single issuer or ii) with respect to 50% of its total assets, more than 5% of its assets would be invested in the securities of a single issuer.

6. Purchase securities from or sell to the trust's officers and trustees, or any firm of which any officer or trustee is a member, as principal, or retain securities of any issuer if, to the knowledge of the trust, one or more of the trust's officers, trustees, or investment manager own beneficially more than one-half of 1% of the securities of such issuer and all such officers and trustees together own beneficially more than 5% of such securities.

7. Acquire, lease or hold real estate, except such as may be necessary or advisable for the maintenance of its offices and provided that this limitation shall not prohibit the purchase of municipal and other debt securities secured by real estate or interests therein.

8. Invest in commodities and commodity contracts, puts, calls, straddles, spreads or any combination thereof, or interests in oil, gas, or other mineral exploration or development programs, except that it may purchase, hold and dispose of "obligations with puts attached" in accordance with its investment policies.

9. Invest in companies for the purpose of exercising control or management.

10. For each fund except the Federal Intermediate Fund, purchase securities of other investment companies, except in connection with a merger, consolidation or reorganization, except to the extent the fund invests its uninvested daily cash balances in shares of the Franklin Tax-Exempt Money Fund and other tax-exempt money market funds in the Franklin Templeton Group of Funds provided i) its purchases and redemptions of such money market fund shares may not be subject to any purchase or redemption fees, ii) its investments may not be subject to duplication of management fees, nor to any charge related to the expense of distributing the fund's shares (as determined under Rule 12b-1, as amended under the federal securities laws) and iii) aggregate investments by the fund in any such money market fund do not exceed (A) the greater of (i) 5% of the fund's total net assets or (ii) $2.5 million, or (B) more than 3% of the outstanding shares of any such money market fund.

11. For each fund except the Federal Intermediate Fund, invest more than 25% of its assets in securities of any industry; although for purposes of this limitation, tax-exempt securities and U.S. government obligations are not considered to be part of any industry.

The following investment restrictions only apply to the Federal Intermediate
Fund:

12. Purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization. To the extent permitted by exemptions which may be granted under the Investment Company Act of 1940, the Federal Intermediate Fund may invest in shares of one or more investment companies, of the type generally referred to as money market funds, managed by Franklin Advisers, Inc. or its affiliates.

13. Purchase securities, in private placements or in other transactions, for which there are legal or contractual restrictions on resale.

14. Invest more than 25% of its assets in securities of any industry. For purposes of this limitation, tax-exempt securities issued by governments or political subdivisions of governments are not considered to be part of any industry.

If a bankruptcy or other extraordinary event occurs concerning a particular security the fund owns, the fund may receive stock, real estate, or other investments that the fund would not, or could not, buy. If this happens, the fund intends to sell such investments as soon as practicable while maximizing the return to shareholders.

If a percentage restriction is met at the time of investment, a later increase or decrease in the percentage due to a change in the value or liquidity of portfolio securities or the amount of assets will not be considered a violation of any of the foregoing restrictions.

RISKS
-------------------------------------------------------------------------------

STATE Since each state fund mainly invests in the municipal securities of its state, its performance is closely tied to the ability of issuers of municipal securities in its state to continue to make principal and interest payments on their securities. The issuers' ability to do this is in turn dependent on economic, political and other conditions within the state. Below is a discussion of certain conditions that may affect municipal issuers in the funds' various states. It is not a complete analysis of every material fact that may affect the ability of issuers of municipal securities to meet their debt obligations or the economic or political conditions within any state and is subject to change. The information below is based on data available to the funds from historically reliable sources, but the funds have not independently verified it.

The ability of issuers of municipal securities to continue to make principal and interest payments is dependent in large part on their ability to raise revenues, primarily through taxes, and to control spending. Many factors can affect a state's revenues including the rate of population growth, unemployment rates, personal income growth, federal aid, and the ability to attract and keep successful businesses. A number of factors can also affect a state's spending including current debt levels, and the existence of accumulated budget deficits. The following provides some information on these and other factors.

ARIZONA. A cost of living below the national average and competitive wage rates have attracted people and businesses to Arizona, especially from California. As a result, Arizona's population grew by more than 15% during the first half of the 1990s. Although population growth is expected to remain strong, the rate of growth has slowed since 1996 as a result of California's economic recovery and thus less migration from that state. Employment growth has also been strong, at 5.6% in 1996. Driven recently by gains in the high-tech manufacturing sector, employment growth is expected to remain solid over the near-term. Unemployment was 4.7% in May 1997, slightly less than the national average.

Arizona's economy has continued its shift away from agriculture and mining and towards manufacturing and services. The move away from farming, which generally consumes about 80% of the water used in the state, may increase the water available for municipal uses. As of July 1997, manufacturing accounted for approximately 9.3% of the state's total employment, trade 23%, services 30%, government 13%, construction 6% and finance, insurance and real estate 8%.

Under its constitution, Arizona is not allowed to issue general obligation debt. Thus, gross state debt levels have remained moderate. The state has historically relied on lease obligations, revenue bonds, and pay-as-you-go financing for its capital needs. A significant portion of the state's debt has been supported by motor fuel taxes and highway user fees.

Recently, Arizona's strong economic growth has enabled the state to replenish its general fund, while at the same time cutting taxes. At the end of fiscal 1996, the general fund had a balance of 12.6% of expenditures, up from 6.9% at the end of fiscal 1995. Due to higher-than-anticipated income tax receipts, the state expects the general fund balance will remain strong through fiscal 1998. In addition, the state's budget stabilization fund held $252 million as of July 1997, which may help provide protection in an economic downturn.

Despite periods of financial stress during the 1980s and early 1990s, the state's financial outlook is generally considered stable.

COLORADO. During the 1980s, Colorado's economy was dependent on its energy sector. As a result, the state suffered a sharp economic downturn when the energy sector declined in the mid-to-late 1980s. Since 1991, growth in the services, trade and government sectors has improved Colorado's economic diversification. Growth in these areas, as well as in construction and high technology sectors, has also helped to offset job losses caused by military base closings and the decline of the state's mining industry. Population and income levels have also grown since 1991, often exceeding national trends, and unemployment levels have been below the national average. As of June 1997, S&P expected this growth to continue, although at a slower rate.

The recent strength of Colorado's economy has helped to improve the state's financial position. Revenue growth has continued to exceed projections, primarily in the area of income tax collections. Since Colorado's constitution prohibits the issuance of general obligation debt, the state's debt burden has been low. The state has relied primarily on pay-as-you-go and lease financing to meet its capital improvement needs.

Colorado's relatively strong economy and improved financial position, together with its relatively low debt ratios, should help its credit quality remain stable.

CONNECTICUT. Connecticut has been slower to recover from the national recession of the early 1990s than most other states. In recent years, however, Connecticut has begun to show some signs of progress.

For the first time in several years, the state's population grew in 1996, although by a modest 0.1%. For the twelve months ended August 1997, non-farm employment grew by 1.8%, led by growth in wholesale and retail trade, services, construction and government. The state's tourism industry has also grown steadily due to the state's growing casino industry. Furthermore, the state has recently been successful in attracting businesses to the state from New York City due to tax incentives and lower office rents. Future growth is expected to come from the areas of business services, media and communications, and biopharmaceuticals. While Connecticut has yet to reach prerecession employment levels, it has remained the richest state in the U.S. with per capita income at 137% of the national average as of October 1997. Recent unemployment rates have also compared favorably to the nation.

As of October 1997, the state expected to end fiscal 1997 with a general fund surplus of $255 million, its sixth consecutive surplus since its $809 million deficit in fiscal 1991. Debt levels have remained high, however, although annual general obligation bond issuance has declined since the early 1990s. The state's high debt levels could affect its future financial flexibility. With projections of slow economic growth through the year 2000 and the implementation of planned tax cuts, Connecticut may face challenges as it attempts to maintain balanced operations.

INDIANA. Indiana's economy has been relatively volatile, with cyclical tax and employment bases. During the early to mid-1980s, the state's economy was heavily dependent on its historically dominant manufacturing sector, particularly the steel and automobile sectors. This dependence on durable manufacturing led to increased economic volatility during the first half of the 1980s. Companies within Indiana's manufacturing sector have been downsizing and restructuring over the past 15 years, which may help reduce Indiana's vulnerability to manufacturing-based recessions. Nonetheless, Indiana's manufacturing sector recently accounted for 23% of the labor force, the second highest percentage among the fifty states.

During the last four years, Indiana's income and employment growth has exceeded most other states in the Great Lakes region. Indiana's important manufacturing sector has also experienced positive growth in recent years, helping to support growth in the trade and service sectors. Its central location, competitive cost of living and business costs, and extensive transportation network have combined to make Indiana a low-cost alternative for various service and back-office operations. Airport expansion projects and the construction of a $1 billion United Airlines maintenance facility have contributed to the emergence of Indiana as a transportation and distribution hub.

The recent strength of Indiana's economy and aggressive spending cuts have resulted in four consecutive years of operating surpluses. As of June 30, 1997, the state's total balances were $1.8 billion, which ranked it among the strongest states nationally. This compared favorably to total balances of $670 million at June 30, 1993.

While the state's economy and financial performance have been strong, the unfunded liability of the State Teachers Retirement Fund has continued to grow. Recently, this liability was as high as $7 billion. Indiana has taken several steps to attempt to control this problem, including (i) enacting a new pension plan that requires funds to be set aside for new teachers as their benefits are accrued, which also shifts primary funding responsibility from the state to the local school districts, and (ii) creating a special pension stabilization fund to pay teachers' pensions when the growth in pension payouts in a year exceeds the state's revenue growth.

MICHIGAN. Michigan's economy has continued to rely on national economic trends, especially the demand for durable goods. Its economic base has been dependent on its manufacturing sector, which recently accounted for 33% of the state's total personal income. While this sector has been strong since the end of the national recession in the early 1990s, the state's reliance on manufacturing has made its economy potentially more volatile than the economies of more diverse states. In recent years, however, the state has made some improvements in the diversity of its economy.

Michigan's finances have also improved since the early 1990s when the state's financial position was weakened by the national recession and imbalances in the budget. Tighter budget controls and the positive effect on revenues of the state's relatively strong economy have allowed the state to replenish reserves, which had been severely depleted during the early 1990s. The state's budget stabilization fund was estimated at more than $1.2 billion at September 30, 1997. Michigan may need the increased stability these reserve levels provide to offset higher school funding requirements, which were estimated at $8.6 billion in fiscal 1997 and represented the largest expense item for the state.

NEW JERSEY. New Jersey's economy has historically been one of the most diverse in the nation. Recent economic growth has been slower than the national average, however, by most measures. The state recently recovered its job losses from the recession of the early 1990s, when the state experienced extensive layoffs in manufacturing and construction leading to the elimination of 6.3% of the state's jobs. Recent growth has been strongest in the service and trade sectors, while manufacturing has continued to decline.

Some of the largest commercial and industrial firms in the U.S. are headquartered in New Jersey, as its lower taxes and other business costs make it an attractive alternative to New York City. While personal income growth has been slower than at the national level, New Jersey has remained one of the wealthiest states, recently ranking second in per capita income to Connecticut.

The state's financial position has benefited from the underlying health of New Jersey's economy, which has resulted in increased corporate business and personal income tax receipts. The state ended fiscal 1997 with a surplus and an undesignated fund balance of $1 billion, although the state anticipates using part of this balance to fund fiscal 1998 operations. While the state's expenditures have been restrained, nonrecurring revenues and budget surpluses have been needed to balance budgets in recent years. Together with the need to fund its 30% reduction in personal income taxes, the state may face future fiscal challenges, especially if its economy does not continue to grow at a relatively healthy rate.

OREGON. In recent years, Oregon's rates of growth in per capita income, population and employment have all exceeded the national average. The state's economy has continued to diversify, with less dependence on the timber industry and more emphasis on services. Recently, the service sector accounted for 26.1% of total non-farm employment and much of the state's employment growth. Pacific Rim trade, hi-tech manufacturing, especially semiconductors, and housing construction spurred by significant immigration, primarily from California, have also contributed to the state's growth.

Oregon's growth is expected to continue, although at a slower pace. Future growth is likely to be dependent on the continued strength of the national economy, as well as the strength of the state's hi-tech industries. Economic growth may be hampered, however, by an improving economy in California, as well as Oregon's rising labor and housing costs.

The strength of Oregon's economy has helped the state maintain positive financial results. Recently, however, voter initiatives have limited the state's financial flexibility.

In November 1990, voters approved Measure 5, which limited local property taxes and required the state to provide replacement revenues to schools. The replacement requirement was $492 million in the 1991-1993 biennium and rose to $2.7 billion for the fiscal 1995-1997 biennium. Nonetheless, the state has been able to meet this obligation and balance its budget without implementing a large new revenue source, primarily due to rapid growth in revenues resulting from the state's growing economy and strong fiscal oversight.

On May 20, 1997, voters passed ballot measure 50, which replaced ballot measure 47. Ballot measure 50 could negatively impact the revenue-raising flexibility of many municipal entities in Oregon. The state may also be negatively affected as this measure requires the state to indemnify school districts from the impact of property tax cuts.

As of September 1997, the state had estimated that it would end fiscal 1997 with a budget balance of more than $700 million. New capital programs, especially for correction facilities, and the uncertain effects on state and local governments of Measure 50, however, may create future challenges as the state attempts to maintain positive financial performance. The increased use of ballot initiatives, in many cases to reduce taxes and thus limit financial flexibility, may also create greater uncertainty in Oregon's municipal securities market. This increased uncertainty may lead to a demand by investors for higher yields on obligations issued within the state, and thus an increase in borrowing costs for issuers.

PENNSYLVANIA. Pennsylvania's economic base has been diverse, although it has also been highly cyclical. The largest growth areas have been business, health care, and consumer services. Growth in these areas have helped to offset declines in the manufacturing, mining, and federal government sectors. Overall, employment growth has been slower than the national level, at 5.7% since 1989 compared to the national average of 13.3%.

Pennsylvania's governor has recently made economic development a priority. To attract new business, the state has implemented various business tax cuts and has attempted to ease the state's regulatory environment. These steps, together with the state's strong education, health care and transportation systems, could help to provide a positive environment for attracting businesses.

Pennsylvania's financial performance has been historically tied to fluctuations in both national and regional economic trends. For fiscal 1997, improvements in the state's economy and higher-than-expected tax revenues helped strengthen the state's financial position. The state ended fiscal 1997 with an operating surplus of more than $400 million. Relative to the size of the budget, the state's reserves nonetheless have remained relatively small. Due to the cyclical nature of the state's economy and financial performance, the state's small reserves do not provide much security against future economic downturns or other uncertainties that could affect the state. Additionally, the state may need to address some outstanding and potentially costly litigation issues over the next several years, including possible changes in the funding of the state's school system and the state's judicial system.

U.S. TERRITORIES Since each fund may invest a portion of its assets in municipal securities issued by U.S. territories, and the Puerto Rico Fund invests mainly in Puerto Rico municipal securities, the ability of municipal issuers in U.S. territories to continue to make principal and interest payments also may affect a fund's performance. As with state municipal issuers, the ability to make these payments is dependent on economic, political and other conditions. Below is a discussion of certain conditions within some of the territories where the funds may be invested. It is not a complete analysis of every material fact that may affect the ability of issuers of U.S. territory municipal securities to meet their debt obligations or the economic or political conditions within the territories and is subject to change. It is based on data available to the funds from historically reliable sources, but it has not been independently verified by the funds.

GUAM. Guam's economy has been heavily dependent on its tourism industry, which accounted for almost 40% of total employment in 1997. It has been especially dependent on Japanese tourism, which has made Guam vulnerable to fluctuations in the relationship between the U.S. dollar and the Japanese yen.

In the early to mid-1990s, Guam's financial position deteriorated due to a series of natural disasters that led to increased spending on top of already significant budget gaps. As a result, the government introduced a comprehensive financial plan in June 1995 to help balance the budget and reduce the general fund deficit by fiscal 1999. As of fiscal 1997, the deficit had improved and the budget was balanced.

While Guam's debt burden has been manageable, Guam's ability to maintain current debt levels may be challenged in the near future. U.S. military downsizing has reduced the federal presence on the island and also may reduce federal support for infrastructure projects. At the same time, Guam has faced increasing pressure to improve its infrastructure to help generate economic development.

Overall, as of October 1997, S&P's outlook for Guam was negative due to Guam's continued weak financial position and the need for continued political support towards the goals of the financial plan.

MARIANA ISLANDS. The Mariana Islands became a commonwealth in 1975. At that time, the U.S. government agreed to exempt the islands from federal minimum wage and immigration laws in an effort to help stimulate industry and the economy. The islands' minimum wage has been more than $2 per hour below the U.S. level and tens of thousands of workers have immigrated from various Asian countries to provide cheap labor for the islands' industries. Recently, the islands' tourism and apparel industries combined to help increase gross business receipts from $224 million in 1985 to $2 billion in 1996.

PUERTO RICO. Overall, Moody's considered Puerto Rico's outlook stable as of January 1999. In recent years, Puerto Rico's financial performance has improved. Relatively strong revenue growth and more aggressive tax collection procedures resulted in a general fund surplus for fiscal 1998 (unaudited). For fiscal 1999, spending increases of 11% are budgeted, which may create an operating deficit and deplete the commonwealth's unreserved fund balance.

Puerto Rico's debt levels have been high. Going forward, these levels may increase as Puerto Rico attempts to finance significant capital and infrastructure improvements. Puerto Rico will also need to address its large unfunded pension liability of more than $6 billion.

Despite Puerto Rico's stable outlook, Puerto Rico may face challenges in the coming years with the 1996 passage of a bill eliminating section 936 of the Internal Revenue Code. This section has given certain U.S. corporations operating in Puerto Rico significant tax advantages. These incentives have helped considerably with Puerto Rico's economic growth, especially with the development of its manufacturing sector. U.S. firms that have benefited from these incentives have provided a significant portion of Puerto Rico's revenues, employment and deposits in local financial institutions. The section 936 incentives will be phased out over a 10-year period ending in 2006. It is hoped that this long phase-out period will give Puerto Rico sufficient time to lessen the potentially negative effects of section 936's elimination. Outstanding issues relating to the potential for a transition to statehood also may have broad implications for Puerto Rico and its financial and credit position.

CREDIT (HIGH YIELD FUND ONLY) Since the High Yield Fund may invest in municipal securities rated below investment grade, an investment in the fund is subject to a higher degree of risk than an investment in a fund that invests primarily in higher-quality securities.

The market value of high yield, lower-quality municipal securities, commonly known as junk bonds, tends to reflect individual developments affecting the issuer to a greater degree than the market value of higher-quality securities, which react primarily to fluctuations in the general level of interest rates. Lower-quality securities also tend to be more sensitive to economic conditions than higher-quality securities. Factors adversely affecting the market value of high yield securities may lower the fund's net asset value and affect its performance.

Projects financed by high yield municipal securities are often highly leveraged and may not have more traditional methods of financing available to them. Therefore, the risk associated with buying these securities is generally greater than the risk associated with higher-quality securities. For example, during an economic downturn or a sustained period of rising interest rates, projects financed by lower-quality securities may experience financial stress and may not have sufficient cash flow to make interest payments. The issuer's ability to make timely interest and principal payments also may be adversely affected by specific developments affecting the issuer, including the issuer's inability to meet specific projected revenue forecasts or the unavailability of additional financing.

The risk of loss due to default also may be considerably greater with lower-quality securities. If the issuer of a security in the fund's portfolio defaults, the fund may have unrealized losses on the security, which may lower the fund's net asset value. Defaulted securities tend to lose much of their value before they default. Thus, the fund's net asset value may be adversely affected before an issuer defaults. In addition, the fund may incur additional expenses if it must try to recover principal or interest payments on a defaulted security.

Lower-quality securities may not be as liquid as higher-quality securities. Reduced liquidity in the secondary market may have an adverse impact on the market price of a security and on the fund's ability to sell a security in response to a specific economic event, such as a deterioration in the creditworthiness of the issuer, or if necessary to meet the fund's liquidity needs. Reduced liquidity also may make it more difficult to obtain market quotations based on actual trades for purposes of valuing the fund's portfolio.

The following table provides a summary of the credit quality of the High Yield Fund's portfolio. These figures are dollar-weighted averages of month-end assets during the fiscal year ended February 28, 1999.

S&P RATING          AVERAGE WEIGHTED PERCENTAGE OF
                    ASSETS (%)
----------------------------------------------------------
AAA                 24.01
AA                  2.2
A                   8.52
BBB                 20.63
BB                  27.34
B                   8.75
CCC                 1.2
Not Rated           7.56

1. 9.2% are unrated and have been included in the AAA rating category.
2. 0.4% are unrated and have been included in the A rating category.
3. 7.1% are unrated and have been included in the BBB rating category.
4. 15.8% are unrated and have been included in the BB rating category.
5. 1.1% are unrated and have been included in the B rating category.
6. This figure includes securities that have not been rated by S&P but that have been rated by another rating agency.

OFFICERS AND TRUSTEES
-------------------------------------------------------------------------------

The trust has a board of trustees. The board is responsible for the overall management of the trust, including general supervision and review of each fund's investment activities. The board, in turn, elects the officers of the trust who are responsible for administering the trust's day-to-day operations. The board also monitors each fund to ensure no material conflicts exist among share classes. While none is expected, the board will act appropriately to resolve any material conflict that may arise.

The name, age and address of the officers and board members, as well as their affiliations, positions held with the trust, and principal occupations during the past five years are shown below.

Frank H. Abbott, III (78)
1045 Sansome Street, San Francisco, CA 94111
TRUSTEE

President and Director, Abbott Corporation (an investment company); director or trustee, as the case may be, of 27 of the investment companies in the Franklin Templeton Group of Funds; and FORMERLY, Director, MotherLode Gold Mines Consolidated (gold mining) and Vacu-Dry Co. (food processing).

Harris J. Ashton (67)
191 Clapboard Ridge Road, Greenwich, CT 06830
TRUSTEE

Director, RBC Holdings, Inc. (bank holding company) and Bar-S Foods (meat packing company); director or trustee, as the case may be, of 48 of the investment companies in the Franklin Templeton Group of Funds; and FORMERLY, President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers).

S. Joseph Fortunato (66)
Park Avenue at Morris County, P.O. Box 1945
Morristown, NJ 07962-1945
TRUSTEE

Member of the law firm of Pitney, Hardin, Kipp & Szuch; director or trustee, as the case may be, of 50 of the investment companies in the Franklin Templeton Group of Funds.

Edith E. Holiday (47)
3239 38th Street, N.W., Washington, DC 20016
TRUSTEE

Director, Amerada Hess Corporation (exploration and refining of natural gas) (1993-present), Hercules Incorporated (chemicals, fibers and resins) (1993-present), Beverly Enterprises, Inc. (health care) (1995-present) and H.J. Heinz Company (processed foods and allied products) (1994-present); director or trustee, as the case may be, of 24 of the investment companies in the Franklin Templeton Group of Funds; and FORMERLY, Chairman (1995-1997) and Trustee (1993-1997), National Child Research Center, Assistant to the President of the United States and Secretary of the Cabinet (1990-1993), General Counsel to the United States Treasury Department (1989-1990), and Counselor to the Secretary and Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).

*Charles B. Johnson (66)
777 Mariners Island Blvd., San Mateo, CA 94404
CHAIRMAN OF THE BOARD AND TRUSTEE

President, Chief Executive Officer and Director, Franklin Resources, Inc.; Chairman of the Board and Director, Franklin Advisers, Inc., Franklin Investment Advisory Services, Inc. and Franklin Templeton Distributors, Inc.; Director, Franklin/Templeton Investor Services, Inc. and Franklin Templeton Services, Inc.; officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc. and of 49 of the investment companies in the Franklin Templeton Group of Funds.

*Rupert H. Johnson, Jr. (58)
777 Mariners Island Blvd., San Mateo, CA 94404
PRESIDENT AND TRUSTEE

Executive Vice President and Director, Franklin Resources, Inc. and Franklin Templeton Distributors, Inc.; President and Director, Franklin Advisers, Inc. and Franklin Investment Advisory Services, Inc.; Senior Vice President, Franklin Advisory Services, LLC; Director, Franklin/Templeton Investor Services, Inc.; and officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc. and of 52 of the investment companies in the Franklin Templeton Group of Funds.

Frank W.T. LaHaye (70)
20833 Stevens Creek Blvd., Suite 102, Cupertino, CA 95014
TRUSTEE

General Partner, Miller & LaHaye, which is the General Partner of Peregrine Ventures II (venture capital firm); director or trustee, as the case may be, of 27 of the investment companies in the Franklin Templeton Group of Funds; and FORMERLY, Director, Fischer Imaging Corporation (medical imaging systems), Digital Transmission Systems, Inc. (wireless communications) and Quarterdeck Corporation (software firm), and General Partner, Peregrine Associates, which was the General Partner of Peregrine Ventures (venture capital firm).

Gordon S. Macklin (70)
8212 Burning Tree Road, Bethesda, MD 20817
TRUSTEE

Director, Fund American Enterprises Holdings, Inc. (holding company), Martek Biosciences Corporation, MCI WorldCom (information services), MedImmune, Inc. (biotechnology), Spacehab, Inc. (aerospace services) and Real 3D (software); director or trustee, as the case may be, of 48 of the investment companies in the Franklin Templeton Group of Funds; and FORMERLY, Chairman, White River Corporation (financial services) and Hambrecht and Quist Group (investment banking), and President, National Association of Securities Dealers, Inc.

Harmon E. Burns (54)
777 Mariners Island Blvd., San Mateo, CA 94404
VICE PRESIDENT

Executive Vice President and Director, Franklin Resources, Inc., Franklin Templeton Distributors, Inc. and Franklin Templeton Services, Inc.; Executive Vice President, Franklin Advisers, Inc.; Director, Franklin Investment Advisory Services, Inc. and Franklin/Templeton Investor Services, Inc.; and officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc. and of 52 of the investment companies in the Franklin Templeton Group of Funds.

Martin L. Flanagan (39)
777 Mariners Island Blvd., San Mateo, CA 94404
VICE PRESIDENT AND CHIEF FINANCIAL OFFICER

Senior Vice President and Chief Financial Officer, Franklin Resources, Inc., Franklin/Templeton Investor Services, Inc. and Franklin Mutual Advisers, LLC; Executive Vice President, Chief Financial Officer and Director, Templeton Worldwide, Inc.; Executive Vice President, Chief Operating Officer and Director, Templeton Investment Counsel, Inc.; Executive Vice President and Chief Financial Officer, Franklin Advisers, Inc.; Chief Financial Officer, Franklin Advisory Services, LLC and Franklin Investment Advisory Services, Inc.; President and Director, Franklin Templeton Services, Inc.; officer and/or director of some of the other subsidiaries of Franklin Resources, Inc.; and officer and/or director or trustee, as the case may be, of 52 of the investment companies in the Franklin Templeton Group of Funds.

Deborah R. Gatzek (50)
777 Mariners Island Blvd., San Mateo, CA 94404
VICE PRESIDENT AND SECRETARY

Senior Vice President and General Counsel, Franklin Resources, Inc.; Senior Vice President, Franklin Templeton Services, Inc. and Franklin Templeton Distributors, Inc.; Executive Vice President, Franklin Advisers, Inc.; Vice President, Franklin Advisory Services, LLC and Franklin Mutual Advisers, LLC; Vice President, Chief Legal Officer and Chief Operating Officer, Franklin Investment Advisory Services, Inc.; and officer of 53 of the investment companies in the Franklin Templeton Group of Funds.

Thomas J. Kenny (36)
777 Mariners Island Blvd., San Mateo, CA 94404
VICE PRESIDENT

Executive Vice President, Franklin Advisers, Inc.; and officer of eight of the investment companies in the Franklin Templeton Group of Funds.

Diomedes Loo-Tam (60)
777 Mariners Island Blvd., San Mateo, CA 94404
TREASURER AND PRINCIPAL ACCOUNTING OFFICER

Senior Vice President, Franklin Templeton Services, Inc.; and officer of 32 of the investment companies in the Franklin Templeton Group of Funds.

Edward V. McVey (61)
777 Mariners Island Blvd., San Mateo, CA 94404
VICE PRESIDENT

Senior Vice President and National Sales Manager, Franklin Templeton Distributors, Inc.; and officer of 28 of the investment companies in the Franklin Templeton Group of Funds.

*This board member is considered an "interested person" under federal securities laws.

Note: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers.

The trust pays noninterested board members $1,450 per month plus $1,300 per meeting attended. Board members who serve on the audit committee of the trust and other funds in the Franklin Templeton Group of Funds receive a flat fee of $2,000 per committee meeting attended, a portion of which is allocated to the trust. Members of a committee are not compensated for any committee meeting held on the day of a board meeting. Noninterested board members also may serve as directors or trustees of other funds in the Franklin Templeton Group of Funds and may receive fees from these funds for their services.

                                                     NUMBER OF BOARDS
                      TOTAL FEES      TOTAL FEES      IN THE FRANKLIN
                       RECEIVED      RECEIVED FROM    TEMPLETON GROUP
                       FROM THE      THE FRANKLIN       OF FUNDS ON
        NAME            TRUST1      TEMPLETON GROUP     WHICH EACH
                                       OF FUNDS2          Serves3
-----------------------------------------------------------------------
Frank H. Abbott, III    $25,675        $159,051             27
Harris J. Ashton        $26,390         361,157             48
S. Joseph Fortunato     $25,097         367,835             50
Edith E. Holiday        $28,650         211,400             24
Frank W.T. LaHaye       $26,975         163,753             27
Gordon S. Macklin       $26,390         361,157             48

1. For the fiscal year ended February 28, 1999. During the period from February 28, 1998, through May 31, 1998, fees at the rate of $1,300 per month plus $1,300 per board meeting attended were in effect.
2. For the calendar year ended December 31, 1999.
3. We base the number of boards on the number of registered investment companies in the Franklin Templeton Group of Funds. This number does not include the total number of series or funds within each investment company for which the board members are responsible. The Franklin Templeton Group of Funds currently includes 54 registered investment companies, with approximately 163 U.S. based funds or series.

Noninterested board members are reimbursed for expenses incurred in connection with attending board meetings, paid pro rata by each fund in the Franklin Templeton Group of Funds for which they serve as director or trustee. No officer or board member received any other compensation, including pension or retirement benefits, directly or indirectly from the fund or other funds in the Franklin Templeton Group of Funds. Certain officers or board members who are shareholders of Franklin Resources, Inc. may be deemed to receive indirect remuneration by virtue of their participation, if any, in the fees paid to its subsidiaries.

Board members historically have followed a policy of having substantial investments in one or more of the funds in the Franklin Templeton Group of Funds, as is consistent with their individual financial goals. In February 1998, this policy was formalized through adoption of a requirement that each board member invest one-third of fees received for serving as a director or trustee of a Templeton fund in shares of one or more Templeton funds and one-third of fees received for serving as a director or trustee of a Franklin fund in shares of one or more Franklin funds until the value of such investments equals or exceeds five times the annual fees paid such board member. Investments in the name of family members or entities controlled by a board member constitute fund holdings of such board member for purposes of this policy, and a three year phase-in period applies to such investment requirements for newly elected board members. In implementing such policy, a board member's fund holdings existing on February 27, 1998, are valued as of such date with subsequent investments valued at cost.

MANAGEMENT AND OTHER SERVICES
-------------------------------------------------------------------------------

MANAGER AND SERVICES PROVIDED The fund's manager is Franklin Advisers, Inc.The manager is a wholly owned subsidiary of Franklin Resources, Inc. (Resources), a publicly owned company engaged in the financial services industry through its subsidiaries. Charles B. Johnson and Rupert H. Johnson, Jr. are the principal shareholders of Resources.

The manager provides investment research and portfolio management services, and selects the securities for the fund to buy, hold or sell. The manager's extensive research activities include, as appropriate, traveling to meet with issuers and to review project sites. The manager also selects the brokers who execute the fund's portfolio transactions. The manager provides periodic reports to the board, which reviews and supervises the manager's investment activities. To protect the fund, the manager and its officers, directors and employees are covered by fidelity insurance.

The manager and its affiliates manage numerous other investment companies and accounts. The manager may give advice and take action with respect to any of the other funds it manages, or for its own account, that may differ from action taken by the manager on behalf of the fund. Similarly, with respect to the fund, the manager is not obligated to recommend, buy or sell, or to refrain from recommending, buying or selling any security that the manager and access persons, as defined by applicable federal securities laws, may buy or sell for its or their own account or for the accounts of any other fund. The manager is not obligated to refrain from investing in securities held by the fund or other funds it manages. Of course, any transactions for the accounts of the manager and other access persons will be made in compliance with the fund's code of ethics.

Under the fund's code of ethics, employees of the Franklin Templeton Group who are access persons may engage in personal securities transactions subject to the following general restrictions and procedures: (i) the trade must receive advance clearance from a compliance officer and must be completed by the close of the business day following the day clearance is granted; (ii) copies of all brokerage confirmations and statements must be sent to a compliance officer; (iii) all brokerage accounts must be disclosed on an annual basis; and (iv) access persons involved in preparing and making investment decisions must, in addition to (i), (ii) and (iii) above, file annual reports of their securities holdings each January and inform the compliance officer (or other designated personnel) if they own a security that is being considered for a fund or other client transaction or if they are recommending a security in which they have an ownership interest for purchase or sale by a fund or other client.

MANAGEMENT FEES  The fund pays the manager a fee equal to a monthly rate of:

o     5/96 of 1% of the value of net assets up to and including $100 million;
o 1/24 of 1% of the value of net assets over $100 million and not over $250 million; and
o     9/240 of 1% of the value of net assets in excess of $250 million.

The fee is computed at the close of business on the last business day of each month according to the terms of the management agreement. Each class of the fund's shares pays its proportionate share of the fee.

For the last three fiscal years ended February 28, the manager paid the following management fees:

                           MANAGEMENT FEES PAID ($)
                          1999      1998       1997
-------------------------------------------------------
Arizona Fund            4,124,084  3,799,811   3,627,685
Colorado Fund           1,615,981  1,432,605   1,259,548
Connecticut Fund        1,313,337  1,126,660   1,012,114
Federal Intermediate      901,601    628,115     438,843
Fund1                  29,382,074  24,164,69 119,114,157
High Yield Fund           357,518    330,541     311,799
Indiana Fund                    0          0           0
Michigan Fund1          3,411,855  3,074,915   2,827,318
New Jersey Fund         2,429,095  2,119,137   1,964,313
Oregon Fund             3,734,742  3,414,301   3,181,417
Pennsylvania Fund       1,223,542  1,137,320   1,083,818
Puerto Rico Fund

1. Management fees, before any advance waiver, totaled $959,067, $718,091, and $586,461, respectively for the Federal Intermediate Fund. Management fees, before any advance waiver, totaled $82,747, $44,302, and $12,802, respectively for the Michigan Fund. Under an agreement by the manager to limit its fees, the fund paid the management fees shown.

ADMINISTRATOR AND SERVICES PROVIDED Franklin Templeton Services, Inc. (FT Services) has an agreement with the manager to provide certain administrative services and facilities for the fund. FT Services is wholly owned by Resources and is an affiliate of the fund's manager and principal underwriter.

The administrative services FT Services provides include preparing and maintaining books, records, and tax and financial reports, and monitoring compliance with regulatory requirements.

ADMINISTRATION FEES The manager pays FT Services a monthly fee equal to an annual rate of:

o     0.15% of the fund's average daily net assets up to $200 million;
o     0.135% of average daily net assets over $200 million up to $700 million;
o     0.10% of average daily net assets over $700 million up to $1.2 billion;
      and
o     0.075% of average daily net assets over $1.2 billion.

During the last three fiscal years ended February 28, the fund paid FT Services the following administration fees:

                         ADMINISTRATION FEES PAID ($)
                          1999      1998       1997
-------------------------------------------------------
Arizona Fund            1,122,536  1,060,456    430,330
Colorado Fund             427,270    383,050    144,807
Connecticut Fund          275,695    298,352    114,062
Federal Intermediate      231,154    176,069     62,460
Fund1                   5,342,854  4,519,848  1,626,344
High Yield Fund            84,275     79,053     31,765
Indiana Fund               17,316     10,328      2,069
Michigan Fund1            957,124    872,308    339,343
New Jersey Fund           661,993    587,736    229,705
Oregon Fund             1,035,927    971,653    384,008
Pennsylvania Fund         322,664    301,686    120,593
Puerto Rico Fund

SHAREHOLDER SERVICING AND TRANSFER AGENT Franklin/Templeton Investor Services, Inc. (Investor Services) is the fund's shareholder servicing agent and acts as the fund's transfer agent and dividend-paying agent. Investor Services is located at 777 Mariners Island Blvd., San Mateo, CA 94404. Please send all correspondence to Investor Services to P.O. Box 997151, Sacramento, CA 95899-9983.

For its services, Investor Services receives a fixed fee per account. The fund also will reimburse Investor Services for certain out-of-pocket expenses, which may include payments by Investor Services to entities, including affiliated entities, that provide sub-shareholder services, recordkeeping and/or transfer agency services to beneficial owners of the fund. The amount of reimbursements for these services per benefit plan participant fund account per year will not exceed the per account fee payable by the fund to Investor Services in connection with maintaining shareholder accounts.

CUSTODIAN Bank of New York, Mutual Funds Division, 90 Washington Street, New York, NY 10286, acts as custodian of the fund's securities and other assets.

AUDITOR PricewaterhouseCoopers LLP, 333 Market Street, San Francisco, CA 94105, is the fund's independent auditor. The auditor gives an opinion on the financial statements included in the trust's Annual Report to Shareholders and reviews the trust's registration statement filed with the U.S. Securities and Exchange Commission (SEC).

PORTFOLIO TRANSACTIONS
-------------------------------------------------------------------------------

Since most purchases by the fund are principal transactions at net prices, the fund incurs little or no brokerage costs. The fund deals directly with the selling or buying principal or market maker without incurring charges for the services of a broker on its behalf, unless it is determined that a better price or execution may be obtained by using the services of a broker. Purchases of portfolio securities from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include a spread between the bid and ask prices. As a general rule, the fund does not buy securities in underwritings where it is given no choice, or only limited choice, in the designation of dealers to receive the commission. The fund seeks to obtain prompt execution of orders at the most favorable net price. Transactions may be directed to dealers in return for research and statistical information, as well as for special services provided by the dealers in the execution of orders.

It is not possible to place a dollar value on the special executions or on the research services the manager receives from dealers effecting transactions in portfolio securities. The allocation of transactions in order to obtain additional research services allows the manager to supplement its own research and analysis activities and to receive the views and information of individuals and research staffs of other securities firms. As long as it is lawful and appropriate to do so, the manager and its affiliates may use this research and data in their investment advisory capacities with other clients. If the fund's officers are satisfied that the best execution is obtained, the sale of fund shares, as well as shares of other funds in the Franklin Templeton Group of Funds, also may be considered a factor in the selection of broker-dealers to execute the fund's portfolio transactions.

If purchases or sales of securities of the fund and one or more other investment companies or clients supervised by the manager are considered at or about the same time, transactions in these securities will be allocated among the several investment companies and clients in a manner deemed equitable to all by the manager, taking into account the respective sizes of the funds and the amount of securities to be purchased or sold. In some cases this procedure could have a detrimental effect on the price or volume of the security so far as the fund is concerned. In other cases it is possible that the ability to participate in volume transactions may improve execution and reduce transaction costs to the funds.

As of February 28, 1999, the fund did not own securities of its regular broker-dealers.

DISTRIBUTIONS AND TAXES
-------------------------------------------------------------------------------

The funds calculate dividends and capital gains the same way for each class. The amount of any income dividends per share will differ, however, generally due to the difference in the distribution and service (Rule 12b-1) fees of each class. The funds does not pay "interest" or guarantee any fixed rate of return on an investment in its shares.

DISTRIBUTIONS OF NET INVESTMENT INCOME By meeting certain requirements of the Internal Revenue Code, the funds have qualified and continue to qualify to pay exempt-interest dividends to you. These dividends are derived from interest income exempt from regular federal income tax, and are not subject to regular federal income tax when they are distributed to you. In addition, to the extent that exempt-interest dividends are derived from interest on obligations of a state or its political subdivisions, or from interest on qualifying U.S. territorial obligations (including qualifying obligations of Puerto Rico, the U.S. Virgin Islands or Guam), they also will be exempt from that state's personal income taxes. Most states generally do not grant tax-free treatment to interest on state and municipal securities of other states.

The funds may earn taxable income on any temporary investments, on the discount from stripped obligations or their coupons, on income from securities loans or other taxable transactions, or on ordinary income derived from the sale of market discount bonds. Any fund distributions from such income will be taxable to you as ordinary income, whether you receive them in cash or in additional shares.

DISTRIBUTIONS OF CAPITAL GAINS The funds may derive capital gains and losses in connection with sales or other dispositions of their portfolio securities. Distributions from net short-term capital gains will be taxable to you as ordinary income. Distributions from net long-term capital gains will be taxable to you as long-term capital gain, regardless of how long you have held your shares in a fund. Any net capital gains realized by a fund generally will be distributed once each year, and may be distributed more frequently, if necessary, in order to reduce or eliminate excise or income taxes on the fund.

INFORMATION ON THE TAX CHARACTER OF DISTRIBUTIONS The funds will inform you of the amount of your ordinary income dividends and capital gains distributions at the time they are paid, and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year, including the portion of the distributions that on average comprise taxable income or interest income that is a tax preference item under the alternative minimum tax. If you have not held fund shares for a full year, a fund may designate and distribute to you, as taxable, tax-exempt or tax preference, income a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the fund.

ELECTION TO BE TAXED AS A REGULATED INVESTMENT COMPANY Each fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code, has qualified as such for its most recent fiscal year, and intends to so qualify during the current fiscal year. As regulated investment companies, the funds generally pay no federal income tax on the income and gains they distribute to you. The board reserves the right not to maintain the qualification of a fund as a regulated investment company if it determines such course of action to be beneficial to shareholders. In such case, a fund will be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to you will be taxed as ordinary dividend income to the extent of such fund's earnings and profits.

EXCISE TAX DISTRIBUTION REQUIREMENTS To avoid federal excise taxes, the Internal Revenue Code requires each fund to distribute to you by December 31 of each year, at a minimum, the following amounts: 98% of its taxable ordinary income earned during the calendar year; 98% of its capital gain net income earned during the twelve month period ending October 31; and 100% of any undistributed amounts from the prior year. Each fund intends to declare and pay these amounts in December (or in January that are treated by you as received in December) to avoid these excise taxes, but can give no assurances that its distributions will be sufficient to eliminate all taxes.

REDEMPTION OF FUND SHARES Redemptions and exchanges of fund shares are taxable transactions for federal and state income tax purposes. If you redeem your fund shares, or exchange your fund shares for shares of a different Franklin Templeton Fund, the IRS will require that you report a gain or loss on your redemption or exchange. If you hold your shares as a capital asset, the gain or loss that you realize will be capital gain or loss and will be long-term or short-term, generally depending on how long you hold your shares. Any loss incurred on the redemption or exchange of shares held for six months or less will be disallowed to the extent of any exempt-interest dividends distributed to you with respect to your fund shares and any remaining loss will be treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by the fund on those shares.

All or a portion of any loss that you realize upon the redemption of your fund shares will be disallowed to the extent that you buy other shares in the fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules will be added to your tax basis in the new shares you buy.

DEFERRAL OF BASIS If you redeem some or all of your shares in a fund, and then reinvest the sales proceeds in such fund or in another Franklin Templeton Fund within 90 days of buying the original shares, the sales charge that would otherwise apply to your reinvestment may be reduced or eliminated. The IRS will require you to report gain or loss on the redemption of your original shares in a fund. In doing so, all or a portion of the sales charge that you paid for your original shares in a fund will be excluded from your tax basis in the shares sold (for the purpose of determining gain or loss upon the sale of such shares). The portion of the sales charge excluded will equal the amount that the sales charge is reduced on your reinvestment. Any portion of the sales charge excluded from your tax basis in the shares sold will be added to the tax basis of the shares you acquire from your reinvestment.

DIVIDENDS-RECEIVED DEDUCTION FOR CORPORATIONS Because each fund's income consists of interest rather than dividends, no portion of its distributions generally will be eligible for the corporate dividends-received deduction. None of the dividends paid by the funds for the most recent fiscal year qualified for such deduction, and it is anticipated that none of the current year's dividends will so qualify.

INVESTMENT IN COMPLEX SECURITIES Each fund may invest in complex securities. These investments may be subject to numerous special and complex tax rules. These rules could affect whether gains and losses recognized by a fund are treated as ordinary income or capital gain, accelerate the recognition of income to a fund and/or defer a fund's ability to recognize losses. In turn, these rules may affect the amount, timing or character of the income distributed to you by a fund.

TREATMENT OF PRIVATE ACTIVITY BOND INTEREST Interest on certain private activity bonds, while still exempt from regular federal income tax, is a preference item for taxpayers when determining their alternative minimum tax under the Internal Revenue Code and under the income tax provisions of several states. Private activity bond interest could subject you to or increase your liability under federal and state alternative minimum taxes, depending on your individual or corporate tax position. Persons who are defined in the Internal Revenue Code as substantial users (or persons related to such users) of facilities financed by private activity bonds should consult with their tax advisors before buying fund shares.

ORGANIZATION, VOTING RIGHTS AND PRINCIPAL HOLDERS
-------------------------------------------------------------------------------

The funds are series of Franklin Tax-Free Trust, an open-end management investment company, commonly called a mutual fund. The trust was organized as a Massachusetts business trust in September 1984, and is registered with the SEC.

As a shareholder of a Massachusetts business trust, you could, under certain circumstances, be held personally liable as a partner for its obligations. The Agreement and Declaration of Trust, however, contains an express disclaimer of shareholder liability for acts or obligations of the fund. The Declaration of Trust also provides for indemnification and reimbursement of expenses out of the fund's assets if you are held personally liable for obligations of the fund. The Declaration of Trust provides that the fund shall, upon request, assume the defense of any claim made against you for any act or obligation of the fund and satisfy any judgment thereon. All such rights are limited to the assets of the fund. The Declaration of Trust further provides that the fund may maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the fund, its shareholders, trustees, officers, employees and agents to cover possible tort and other liabilities. Furthermore, the activities of the fund as an investment company, as distinguished from an operating company, would not likely give rise to liabilities in excess of the fund's total assets. Thus, the risk that you would incur financial loss on account of shareholder liability is limited to the unlikely circumstance in which both inadequate insurance exists and the fund itself is unable to meet its obligations.

The High Yield Fund currently offers three classes of shares, Class A, Class B and Class C. The Arizona, Colorado, Connecticut, New Jersey, Oregon, Pennsylvania, and Puerto Rico funds currently offer two classes of shares, Class A and Class C. The remaining funds currently offer Class A shares only. Before January 1, 1999, Class A shares were designated Class I and Class C shares were designated Class II. The High Yield Fund began offering Class B shares on January 1, 1999. The funds may offer additional classes of shares in the future. The full title of each class is:

o     Franklin Arizona Tax-Free Income Fund -  Class A
o     Franklin Arizona Tax-Free Income Fund -  Class C
o     Franklin Colorado Tax-Free Income Fund -  Class A
o     Franklin Colorado Tax-Free Income Fund -  Class C
o     Franklin Connecticut Tax-Free Income Fund -  Class A
o     Franklin Connecticut Tax-Free Income Fund -  Class C
o     Franklin Federal Intermediate-Term Tax-Free Income Fund - Class A
o     Franklin High Yield Tax-Free Income Fund -  Class A
o     Franklin High Yield Tax-Free Income Fund -  Class B
o     Franklin High Yield Tax-Free Income Fund -  Class C
o     Franklin Indiana Tax-Free Income Fund -  Class A
o     Franklin Michigan Tax-Free Income Fund -  Class A
o     Franklin New Jersey Tax-Free Income Fund -  Class A
o     Franklin New Jersey Tax-Free Income Fund -  Class C
o     Franklin Oregon Tax-Free Income Fund -  Class A
o     Franklin Oregon Tax-Free Income Fund -  Class C
o     Franklin Pennsylvania Tax-Free Income Fund -  Class A
o     Franklin Pennsylvania Tax-Free Income Fund -  Class C
o     Franklin Puerto Rico Tax-Free Income Fund -  Class A
o     Franklin Puerto Rico Tax-Free Income Fund -  Class C

Shares of each class represent proportionate interests in the fund's assets. On matters that affect the fund as a whole, each class has the same voting and other rights and preferences as any other class. On matters that affect only one class, only shareholders of that class may vote. Each class votes separately on matters affecting only that class, or expressly required to be voted on separately by state or federal law. Shares of each class of a series have the same voting and other rights and preferences as the other classes and series of the trust for matters that affect the trust as a whole. Additional series may be offered in the future.

The trust has noncumulative voting rights. For board member elections, this gives holders of more than 50% of the shares voting the ability to elect all of the members of the board. If this happens, holders of the remaining shares voting will not be able to elect anyone to the board.

The trust does not intend to hold annual shareholder meetings. The trust or a series of the trust may hold special meetings, however, for matters requiring shareholder approval. A meeting may be called by the board to consider the removal of a board member if requested in writing by shareholders holding at least 10% of the outstanding shares. In certain circumstances, we are required to help you communicate with other shareholders about the removal of a board member. A special meeting also may be called by the board in its discretion.

As of April 12, 1999, the principal shareholders of the fund, beneficial or of record, were:

NAME AND ADDRESS             SHARE CLASS  PERCENTAGE
                                              (%)
-------------------------------------------------------
Franklin Resources Inc.        Class A      16.02%
Corporate Accounting
555 Airport Boulevard 5th Fl
Burlingame, CA 94010

From time to time, the number of fund shares held in the "street name" accounts of various securities dealers for the benefit of their clients or in centralized securities depositories may exceed 5% of the total shares outstanding.

As of April 12, 1999, the officers and board members, as a group, owned of record and beneficially less than 1% of the outstanding shares of each class of each fund. The board members may own shares in other funds in the Franklin Templeton Group of Funds.

BUYING AND SELLING SHARES
-------------------------------------------------------------------------------

The fund continuously offers its shares through securities dealers who have an agreement with Franklin Templeton Distributors, Inc. (Distributors). A securities dealer includes any financial institution that, either directly or through affiliates, has an agreement with Distributors to handle customer orders and accounts with the fund. This reference is for convenience only and does not indicate a legal conclusion of capacity. Banks and financial institutions that sell shares of the fund may be required by state law to register as securities dealers.

For investors outside the U.S., the offering of fund shares may be limited in many jurisdictions. An investor who wishes to buy shares of the fund should determine, or have a broker-dealer determine, the applicable laws and regulations of the relevant jurisdiction. Investors are responsible for compliance with tax, currency exchange or other regulations applicable to redemption and purchase transactions in any jurisdiction to which they may be subject. Investors should consult appropriate tax and legal advisors to obtain information on the rules applicable to these transactions.

All checks, drafts, wires and other payment mediums used to buy or sell shares of the fund must be denominated in U.S. dollars. We may, in our sole discretion, either (a) reject any order to buy or sell shares denominated in any other currency or (b) honor the transaction or make adjustments to your account for the transaction as of a date and with a foreign currency exchange factor determined by the drawee bank.

When you buy shares, if you submit a check or a draft that is returned unpaid to the fund we may impose a $10 charge against your account for each returned item.

INITIAL SALES CHARGES The maximum initial sales charge is 2.25% for the Federal Intermediate Fund. The maximum initial sales charge is 4.25% for Class A and 1% for Class C shares for the remaining funds. There is no initial sales charge for Class B shares of the High Yield Fund.

The initial sales charge for Class A shares may be reduced for certain large purchases, as described in the prospectus. We offer several ways for you to combine your purchases in the Franklin Templeton Funds to take advantage of the lower sales charges for large purchases. The Franklin Templeton Funds include the U.S. registered mutual funds in the Franklin Group of Funds(R) and the Templeton Group of Funds except Franklin Valuemark Funds, Templeton Capital Accumulator Fund, Inc., and Templeton Variable Products Series Fund.

CUMULATIVE QUANTITY DISCOUNT. For purposes of calculating the sales charge on Class A shares, you may combine the amount of your current purchase with the cost or current value, whichever is higher, of your existing shares in the Franklin Templeton Funds. You also may combine the shares of your spouse, children under the age of 21 or grandchildren under the age of 21. If you are the sole owner of a company, you also may add any company accounts, including retirement plan accounts.

LETTER OF INTENT (LOI). You may buy Class A shares at a reduced sales charge by completing the letter of intent section of your account application. A letter of intent is a commitment by you to invest a specified dollar amount during a 13 month period. The amount you agree to invest determines the sales charge you pay. By completing the letter of intent section of the application, you acknowledge and agree to the following:

o You authorize Distributors to reserve 5% of your total intended purchase in Class A shares registered in your name until you fulfill your LOI. Your periodic statements will include the reserved shares in the total shares you own, and we will pay or reinvest dividend and capital gain distributions on the reserved shares according to the distribution option you have chosen.

o You give Distributors a security interest in the reserved shares and appoint Distributors as attorney-in-fact.

o Distributors may sell any or all of the reserved shares to cover any additional sales charge if you do not fulfill the terms of the LOI.

o Although you may exchange your shares, you may not sell reserved shares until you complete the LOI or pay the higher sales charge.

After you file your LOI with the fund, you may buy Class A shares at the sales charge applicable to the amount specified in your LOI. Sales charge reductions based on purchases in more than one Franklin Templeton Fund will be effective only after notification to Distributors that the investment qualifies for a discount. Any Class A purchases you made within 90 days before you filed your LOI also may qualify for a retroactive reduction in the sales charge. If you file your LOI with the fund before a change in the fund's sales charge, you may complete the LOI at the lower of the new sales charge or the sales charge in effect when the LOI was filed.

Your holdings in the Franklin Templeton Funds acquired more than 90 days before you filed your LOI will be counted towards the completion of the LOI, but they will not be entitled to a retroactive reduction in the sales charge. Any redemptions you make during the 13 month period will be subtracted from the amount of the purchases for purposes of determining whether the terms of the LOI have been completed.

If the terms of your LOI are met, the reserved shares will be deposited to an account in your name or delivered to you or as you direct. If the amount of your total purchases, less redemptions, is more than the amount specified in your LOI and is an amount that would qualify for a further sales charge reduction, a retroactive price adjustment will be made by Distributors and the securities dealer through whom purchases were made. The price adjustment will be made on purchases made within 90 days before and on those made after you filed your LOI and will be applied towards the purchase of additional shares at the offering price applicable to a single purchase or the dollar amount of the total purchases.

If the amount of your total purchases, less redemptions, is less than the amount specified in your LOI, the sales charge will be adjusted upward, depending on the actual amount purchased (less redemptions) during the period. You will need to send Distributors an amount equal to the difference in the actual dollar amount of sales charge paid and the amount of sales charge that would have applied to the total purchases if the total of the purchases had been made at one time. Upon payment of this amount, the reserved shares held for your account will be deposited to an account in your name or delivered to you or as you direct. If within 20 days after written request the difference in sales charge is not paid, we will redeem an appropriate number of reserved shares to realize the difference. If you redeem the total amount in your account before you fulfill your LOI, we will deduct the additional sales charge due from the sale proceeds and forward the balance to you.

GROUP PURCHASES. If you are a member of a qualified group, you may buy Class A shares at a reduced sales charge that applies to the group as a whole. The sales charge is based on the combined dollar value of the group members' existing investments, plus the amount of the current purchase.

A qualified group is one that:

o     Was formed at least six months ago,

o     Has a purpose other than buying fund shares at a discount,

o     Has more than 10 members,

o     Can arrange for meetings between our representatives and group members,

o Agrees to include Franklin Templeton Fund sales and other materials in publications and mailings to its members at reduced or no cost to Distributors,

o Agrees to arrange for payroll deduction or other bulk transmission of investments to the fund, and

o Meets other uniform criteria that allow Distributors to achieve cost savings in distributing shares.

WAIVERS FOR INVESTMENTS FROM CERTAIN PAYMENTS. Class A shares may be purchased without an initial sales charge or contingent deferred sales charge
(CDSC) by investors who reinvest within 365 days:

o  Dividend and capital gain distributions from any Franklin Templeton
   Fund. The distributions generally must be reinvested in the same share class. Certain exceptions apply, however, to Class C shareholders who chose to reinvest their distributions in Class A shares of the fund before November 17, 1997, and to Advisor Class or Class Z shareholders of a Franklin Templeton Fund who may reinvest their distributions in the fund's Class A shares. This waiver category also applies to Class B and C shares.

o Dividend or capital gain distributions from a real estate investment trust (REIT) sponsored or advised by Franklin Properties, Inc.

o Annuity payments received under either an annuity option or from death benefit proceeds, if the annuity contract offers as an investment option the Franklin Valuemark Funds or the Templeton Variable Products Series Fund. You should contact your tax advisor for information on any tax consequences that may apply.

o Redemption proceeds from a repurchase of shares of Franklin Floating Rate Trust, if the shares were continuously held for at least 12 months.

   If you immediately placed your redemption proceeds in a Franklin Bank CD or a Franklin Templeton money fund, you may reinvest them as described above. The proceeds must be reinvested within 365 days from the date the CD matures, including any rollover, or the date you redeem your money fund shares.

o Redemption proceeds from the sale of Class A shares of any of the Templeton Global Strategy Funds if you are a qualified investor.

   If you paid a CDSC when you redeemed your Class A shares from a Templeton Global Strategy Fund, a new CDSC will apply to your purchase of fund shares and the CDSC holding period will begin again. We will, however, credit your fund account with additional shares based on the CDSC you previously paid and the amount of the redemption proceeds that you reinvest.

   If you immediately placed your redemption proceeds in a Franklin Templeton money fund, you may reinvest them as described above. The proceeds must be reinvested within 365 days from the date they are redeemed from the money fund.

WAIVERS FOR CERTAIN INVESTORS. Class A shares also may be purchased without an initial sales charge or CDSC by various individuals and institutions due to anticipated economies in sales efforts and expenses, including:

o Trust companies and bank trust departments agreeing to invest in Franklin Templeton Funds over a 13 month period at least $1 million of assets held in a fiduciary, agency, advisory, custodial or similar capacity and over which the trust companies and bank trust departments or other plan fiduciaries or participants, in the case of certain retirement plans, have full or shared investment discretion. We will accept orders for these accounts by mail accompanied by a check or by telephone or other means of electronic data transfer directly from the bank or trust company, with payment by federal funds received by the close of business on the next business day following the order.

o Any state or local government or any instrumentality, department, authority or agency thereof that has determined the fund is a legally permissible investment and that can only buy fund shares without paying sales charges. Please consult your legal and investment advisors to determine if an investment in the fund is permissible and suitable for you and the effect, if any, of payments by the fund on arbitrage rebate calculations.

o Broker-dealers, registered investment advisors or certified financial planners who have entered into an agreement with Distributors for clients participating in comprehensive fee programs

o Qualified registered investment advisors who buy through a broker-dealer or service agent who has entered into an agreement with Distributors

o Registered securities dealers and their affiliates, for their investment accounts only

o Current employees of securities dealers and their affiliates and their family members, as allowed by the internal policies of their employer

o Officers, trustees, directors and full-time employees of the Franklin Templeton Funds or the Franklin Templeton Group, and their family members, consistent with our then-current policies

o Any investor who is currently a Class Z shareholder of Franklin Mutual Series Fund Inc. (Mutual Series), or who is a former Mutual Series Class Z shareholder who had an account in any Mutual Series fund on October 31, 1996, or who sold his or her shares of Mutual Series Class Z within the past 365 days

o Investment companies exchanging shares or selling assets pursuant to a merger, acquisition or exchange offer

o  Accounts managed by the Franklin Templeton Group

o Certain unit investment trusts and their holders reinvesting distributions from the trusts

SALES IN TAIWAN. Under agreements with certain banks in Taiwan, Republic of China, the fund's shares are available to these banks' trust accounts without a sales charge. The banks may charge service fees to their customers who participate in the trusts. A portion of these service fees may be paid to Distributors or one of its affiliates to help defray expenses of maintaining a service office in Taiwan, including expenses related to local literature fulfillment and communication facilities.

The fund's Class A shares may be offered to investors in Taiwan through securities advisory firms known locally as Securities Investment Consulting Enterprises. In conformity with local business practices in Taiwan, Class A shares may be offered with the following schedule of sales charges:

SIZE OF PURCHASE - U.S. DOLLARS          SALES CHARGE (%)
------------------------------------------------------------
Under $30,000                            3.0
$30,000 but less than $100,000           2.0
$100,000 but less than $400,000          1.0
$400,000 or more                         0

DEALER COMPENSATION Securities dealers may at times receive the entire sales charge. A securities dealer who receives 90% or more of the sales charge may be deemed an underwriter under the Securities Act of 1933, as amended. Financial institutions or their affiliated brokers may receive an agency transaction fee in the percentages indicated in the dealer compensation table in the fund's prospectus.

Distributors may pay the following commissions, out of its own resources, to securities dealers who initiate and are responsible for purchases of Class A shares of $1 million or more: 0.75% on sales of $1 million to $2 million, plus 0.60% on sales over $2 million to $3 million, plus 0.50% on sales over $3 million to $50 million, plus 0.25% on sales over $50 million to $100 million, plus 0.15% on sales over $100 million.

These breakpoints are reset every 12 months for purposes of additional purchases.

Distributors and/or its affiliates provide financial support to various securities dealers that sell shares of the Franklin Templeton Group of Funds. This support is based primarily on the amount of sales of fund shares. The amount of support may be affected by: total sales; net sales; levels of redemptions; the proportion of a securities dealer's sales and marketing efforts in the Franklin Templeton Group of Funds; a securities dealer's support of, and participation in, Distributors' marketing programs; a securities dealer's compensation programs for its registered representatives; and the extent of a securities dealer's marketing programs relating to the Franklin Templeton Group of Funds. Financial support to securities dealers may be made by payments from Distributors' resources, from Distributors' retention of underwriting concessions and, in the case of funds that have Rule 12b-1 plans, from payments to Distributors under such plans. In addition, certain securities dealers may receive brokerage commissions generated by fund portfolio transactions in accordance with the rules of the National Association of Securities Dealers, Inc.

Distributors routinely sponsors due diligence meetings for registered representatives during which they receive updates on various Franklin Templeton Funds and are afforded the opportunity to speak with portfolio managers. Invitation to these meetings is not conditioned on selling a specific number of shares. Those who have shown an interest in the Franklin Templeton Funds, however, are more likely to be considered. To the extent permitted by their firm's policies and procedures, registered representatives' expenses in attending these meetings may be covered by Distributors.

CONTINGENT DEFERRED SALES CHARGE (CDSC) If you invest $1 million or more in Class A shares, either as a lump sum or through our cumulative quantity discount or letter of intent programs, a CDSC may apply on any shares you sell within 12 months of purchase. For Class C shares, a CDSC may apply if you sell your shares within 18 months of purchase. The CDSC is 1% of the value of the shares sold or the net asset value at the time of purchase, whichever is less. A CDSC will not apply to Class A purchases over $250 million in the High Yield Fund.

For the High Yield Fund Class B shares, there is a CDSC if you sell your shares within six years, as described in the table below. The charge is based on the value of the shares sold or the net asset value at the time of purchase, whichever is less.

IF YOU SELL YOUR CLASS B
SHARES WITHIN THIS MANY YEARS   THIS % IS DEDUCTED
AFTER BUYING THEM               FROM YOUR PROCEEDS
                                AS A CDSC
------------------------------------------------------
1 Year                          4
2 Years                         4
3 Years                         3
4 Years                         3
5 Years                         2
6 Years                         1
7 Years                         0

CDSC WAIVERS.  The CDSC for any share class generally will be waived for:

o  Account fees

o Redemptions of Class A shares by investors who purchased $1 million or more without an initial sales charge if the securities dealer of record waived its commission in connection with the purchase

o Redemptions by the fund when an account falls below the minimum required account size

o  Redemptions following the death of the shareholder or beneficial owner

o Redemptions through a systematic withdrawal plan set up before February 1, 1995 (Except for the Michigan Fund)

o Redemptions through a systematic withdrawal plan set up on or after February 1, 1995 (except for the Michigan Fund), up to 1% monthly, 3% quarterly, 6% semiannually or 12% annually of your account's net asset value depending on the frequency of your plan

EXCHANGE PRIVILEGE If you request the exchange of the total value of your account, accrued but unpaid income dividends and capital gain distributions will be reinvested in the fund at net asset value on the date of the exchange, and then the entire share balance will be exchanged into the new fund. Backup withholding and information reporting may apply.

If a substantial number of shareholders should, within a short period, sell their fund shares under the exchange privilege, the fund might have to sell portfolio securities it might otherwise hold and incur the additional costs related to such transactions. On the other hand, increased use of the exchange privilege may result in periodic large inflows of money. If this occurs, it is the fund's general policy to initially invest this money in short-term, tax-exempt municipal securities, unless it is believed that attractive investment opportunities consistent with the fund's investment goals exist immediately. This money will then be withdrawn from the short-term, tax-exempt municipal securities and invested in portfolio securities in as orderly a manner as is possible when attractive investment opportunities arise.

The proceeds from the sale of shares of an investment company are generally not available until the seventh day following the sale. The funds you are seeking to exchange into may delay issuing shares pursuant to an exchange until that seventh day. The sale of fund shares to complete an exchange will be effected at net asset value at the close of business on the day the request for exchange is received in proper form.

SYSTEMATIC WITHDRAWAL PLAN Our systematic withdrawal plan allows you to sell your shares and receive regular payments from your account on a monthly, quarterly, semiannual or annual basis. The value of your account must be at least $5,000 and the minimum payment amount for each withdrawal must be at least $50. There are no service charges for establishing or maintaining a systematic withdrawal plan. Once your plan is established, any distributions paid by the fund will be automatically reinvested in your account.

Payments under the plan will be made from the redemption of an equivalent amount of shares in your account, generally on the 25th day of the month in which a payment is scheduled. If the 25th falls on a weekend or holiday, we will process the redemption on the next business day. When you sell your shares under a systematic withdrawal plan, it is a taxable transaction.

To avoid paying sales charges on money you plan to withdraw within a short period of time, you may not want to set up a systematic withdrawal plan if you plan to buy shares on a regular basis. Shares sold under the plan also may be subject to a CDSC.

Redeeming shares through a systematic withdrawal plan may reduce or exhaust the shares in your account if payments exceed distributions received from the fund. This is especially likely to occur if there is a market decline. If a withdrawal amount exceeds the value of your account, your account will be closed and the remaining balance in your account will be sent to you. Because the amount withdrawn under the plan may be more than your actual yield or income, part of the payment may be a return of your investment.

You may discontinue a systematic withdrawal plan, change the amount and schedule of withdrawal payments, or suspend one payment by notifying us by mail or by phone at least seven business days before the end of the month preceding a scheduled payment. The fund may discontinue a systematic withdrawal plan by notifying you in writing and will automatically discontinue a systematic withdrawal plan if all shares in your account are withdrawn or if the fund receives notification of the shareholder's death or incapacity.

REDEMPTIONS IN KIND The fund has committed itself to pay in cash (by check) all requests for redemption by any shareholder of record, limited in amount, however, during any 90-day period to the lesser of $250,000 or 1% of the value of the fund's net assets at the beginning of the 90-day period. This commitment is irrevocable without the prior approval of the U.S. Securities and Exchange Commission (SEC). In the case of redemption requests in excess of these amounts, the board reserves the right to make payments in whole or in part in securities or other assets of the fund, in case of an emergency, or if the payment of such a redemption in cash would be detrimental to the existing shareholders of the fund. In these circumstances, the securities distributed would be valued at the price used to compute the fund's net assets and you may incur brokerage fees in converting the securities to cash. The fund does not intend to redeem illiquid securities in kind. If this happens, however, you may not be able to recover your investment in a timely manner.

SHARE CERTIFICATES We will credit your shares to your fund account. We do not issue share certificates unless you specifically request them. This eliminates the costly problem of replacing lost, stolen or destroyed certificates. If a certificate is lost, stolen or destroyed, you may have to pay an insurance premium of up to 2% of the value of the certificate to replace it.

Any outstanding share certificates must be returned to the fund if you want to sell or exchange those shares or if you would like to start a systematic withdrawal plan. The certificates should be properly endorsed. You can do this either by signing the back of the certificate or by completing a share assignment form. For your protection, you may prefer to complete a share assignment form and to send the certificate and assignment form in separate envelopes.

GENERAL INFORMATION If dividend checks are returned to the fund marked "unable to forward" by the postal service, we will consider this a request by you to change your dividend option to reinvest all distributions. The proceeds will be reinvested in additional shares at net asset value until we receive new instructions.

Distribution or redemption checks sent to you do not earn interest or any other income during the time the checks remain uncashed. Neither the fund nor its affiliates will be liable for any loss caused by your failure to cash such checks. The fund is not responsible for tracking down uncashed checks, unless a check is returned as undeliverable.

In most cases, if mail is returned as undeliverable we are required to take certain steps to try to find you free of charge. If these attempts are unsuccessful, however, we may deduct the costs of any additional efforts to find you from your account. These costs may include a percentage of the account when a search company charges a percentage fee in exchange for its location services.

The wiring of redemption proceeds is a special service that we make available whenever possible. By offering this service to you, the fund is not bound to meet any redemption request in less than the seven day period prescribed by law. Neither the fund nor its agents shall be liable to you or any other person if, for any reason, a redemption request by wire is not processed as described in the prospectus.

Franklin Templeton Investor Services, Inc. (Investor Services) may pay certain financial institutions that maintain omnibus accounts with the fund on behalf of numerous beneficial owners for recordkeeping operations performed with respect to such owners. For each beneficial owner in the omnibus account, the fund may reimburse Investor Services an amount not to exceed the per account fee that the fund normally pays Investor Services. These financial institutions also may charge a fee for their services directly to their clients.

If you buy or sell shares through your securities dealer, we use the net asset value next calculated after your securities dealer receives your request, which is promptly transmitted to the fund. If you sell shares through your securities dealer, it is your dealer's responsibility to transmit the order to the fund in a timely fashion. Your redemption proceeds will not earn interest between the time we receive the order from your dealer and the time we receive any required documents. Any loss to you resulting from your dealer's failure to transmit your redemption order to the fund in a timely fashion must be settled between you and your securities dealer.

Certain shareholder servicing agents may be authorized to accept your transaction request.

For institutional accounts, there may be additional methods of buying or selling fund shares than those described in this SAI or in the prospectus.

In the event of disputes involving multiple claims of ownership or authority to control your account, the fund has the right (but has no obligation) to:
(a) freeze the account and require the written agreement of all persons deemed by the fund to have a potential property interest in the account, before executing instructions regarding the account; (b) interplead disputed funds or accounts with a court of competent jurisdiction; or (c) surrender ownership of all or a portion of the account to the IRS in response to a notice of levy.

PRICING SHARES
-------------------------------------------------------------------------------

When you buy shares, you pay the offering price. The offering price is the net asset value (NAV) per share plus any applicable sales charge, calculated to two decimal places using standard rounding criteria. When you sell shares, you receive the NAV minus any applicable CDSC.

The value of a mutual fund is determined by deducting the fund's liabilities from the total assets of the portfolio. The net asset value per share is determined by dividing the net asset value of the fund by the number of shares outstanding.

The fund calculates the NAV per share of each class each business day at the close of trading on the New York Stock Exchange (normally 1:00 p.m. pacific time). The fund does not calculate the NAV on days the New York Stock Exchange (NYSE) is closed for trading, which include New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

When determining its NAV, the fund values cash and receivables at their realizable amounts, and records interest as accrued. The fund values over-the-counter portfolio securities within the range of the most recent quoted bid and ask prices. If portfolio securities trade both in the over-the-counter market and on a stock exchange, the fund values them according to the broadest and most representative market as determined by the manager. Municipal securities generally trade in the over-the-counter market rather than on a securities exchange. In the absence of a sale or reported bid and ask prices, information with respect to bond and note transactions, quotations from bond dealers, market transactions in comparable securities, and various relationships between securities are used to determine the value of municipal securities.

Generally, trading in U.S. government securities and money market instruments is substantially completed each day at various times before the close of the NYSE. The value of these securities used in computing the NAV is determined as of such times. Occasionally, events affecting the values of these securities may occur between the times at which they are determined and the close of the NYSE that will not be reflected in the computation of the NAV. If events materially affecting the values of these securities occur during this period, the securities will be valued at their fair value as determined in good faith by the board.

Other securities for which market quotations are readily available are valued at the current market price, which may be obtained from a pricing service, based on a variety of factors including recent trades, institutional size trading in similar types of securities (considering yield, risk and maturity) and/or developments related to specific issues. Securities and other assets for which market prices are not readily available are valued at fair value as determined following procedures approved by the board. With the approval of the board, the fund may use a pricing service, bank or securities dealer to perform any of the above described functions.

THE UNDERWRITER
-------------------------------------------------------------------------------

Franklin Templeton Distributors, Inc. (Distributors) acts as the principal underwriter in the continuous public offering of the fund's shares. Distributors is located at 777 Mariners Island Blvd., San Mateo, CA 94404.

Distributors pays the expenses of the distribution of fund shares, including advertising expenses and the costs of printing sales material and prospectuses used to offer shares to the public. The fund pays the expenses of preparing and printing amendments to its registration statements and prospectuses (other than those necessitated by the activities of Distributors) and of sending prospectuses to existing shareholders.

The table below shows the aggregate underwriting commissions Distributors received in connection with the offering of the fund's shares, the net underwriting discounts and commissions Distributors retained after allowances to dealers, and the amounts Distributors received in connection with redemptions or repurchases of shares for the last three fiscal years ended February 28:

                                                      AMOUNT RECEIVED IN
                       TOTAL       AMOUNT RETAINED     CONNECTION WITH
                    COMMISSIONS    BY DISTRIBUTORS     REDEMPTIONS AND
                    RECEIVED ($)         ($)           REPURCHASES ($)
 --------------------------------------------------------------------------
 1999
 Arizona Fund           3,109,731           204,136                 12,269
 Colorado Fund          1,230,170            75,655                  8,464
 Connecticut Fund       1,280,521            72,556                  7,518
 Federal
 Intermediate Fund        408,916            55,742                  4,464
 High Yield Fund       24,360,736         1,514,537                283,409
 Indiana Fund             206,649            14,009                     --
 Michigan Fund            208,099            13,810                     --
 New Jersey Fund        2,838,883           169,312                 23,450
 Oregon Fund            2,294,919           142,478                 13,763
 Pennsylvania Fund      2,942,369           186,194                 16,329
 Puerto Rico Fund         703,085            44,229                  5,057

 1998
 Arizona Fund           2,894,958           189,181                  5,073
 Colorado Fund          1,099,794            68,871                  2,658
 Connecticut Fund       1,038,873            64,019                  2,066
 Federal
 Intermediate Fund        346,839            47,207                     --
 High Yield Fund       27,355,789         1,661,281                114,622
 Indiana Fund             188,219            12,470                     --
 Michigan Fund            112,690             7,243                     --
 New Jersey Fund        2,514,214           152,637                 10,997
 Oregon Fund            1,645,005           106,236                  4,656
 Pennsylvania Fund      3,017,041           187,577                  5,534
 Puerto Rico Fund         748,531            49,128                  1,587

 1997
 Arizona Fund           2,438,719           159,341                  2,749
 Colorado Fund            838,759            52,237                  6,126
 Connecticut Fund         958,649            60,427                    711
 Federal
 Intermediate Fund        301,298            40,297                     --
 High Yield Fund       26,688,526         1,654,304                 52,856
 Indiana Fund             200,618            13,121                     --
 Michigan Fund             43,942             2,585                     --
 New Jersey Fund        2,075,332           131,524                  4,080
 Oregon Fund            1,398,757            89,649                  2,950
 Pennsylvania Fund      2,594,028           155,077                 31,296
 Puerto Rico Fund         621,195            39,228                  2,964

Distributors may be entitled to reimbursement under the Rule 12b-1 plans, as discussed below. Except as noted, Distributors received no other compensation from the fund for acting as underwriter.

DISTRIBUTION AND SERVICE (12B-1) FEES Each class has a separate distribution or "Rule 12b-1" plan. Under each plan, the fund shall pay or may reimburse Distributors or others for the expenses of activities that are primarily intended to sell shares of the class. These expenses may include, among others, distribution or service fees paid to securities dealers or others who have executed a servicing agreement with the fund, Distributors or its affiliates; a prorated portion of Distributors' overhead expenses; and the expenses of printing prospectuses and reports used for sales purposes, and preparing and distributing sales literature and advertisements.

The distribution and service (12b-1) fees charged to each class are based only on the fees attributable to that particular class.

MICHIGAN PLAN. Under its plan, the Michigan Fund may pay up to a maximum of 0.15% per year of its average daily net assets, payable quarterly, for expenses incurred in the promotion and distribution of its shares, although the fund is currently only reimbursing up to 0.10%.

THE CLASS A PLAN. Payments by the fund under the Class A plan may not exceed 0.10% per year of Class A's average daily net assets, payable quarterly. All distribution expenses over this amount will be borne by those who have incurred them.

In implementing the Class A plan of each fund, except the Federal Intermediate and Michigan funds, the board has determined that the annual fees payable under the plan will be equal to the sum of: (i) the amount obtained by multiplying 0.10% by the average daily net assets represented by the fund's Class A shares that were acquired by investors on or after May 1, 1994, the effective date of the plan (new assets), and (ii) the amount obtained by multiplying 0.05% by the average daily net assets represented by the fund's Class A shares that were acquired before May 1, 1994 (old assets). These fees will be paid to the current securities dealer of record on the account. In addition, until such time as the maximum payment of 0.10% is reached on a yearly basis, up to an additional 0.02% will be paid to Distributors under the plan. When the fund reaches $4 billion in assets, the amount to be paid to Distributors will be reduced from 0.02% to 0.01%. The payments made to Distributors will be used by Distributors to defray other marketing expenses that have been incurred in accordance with the plan, such as advertising.

The fee is a Class A expense. This means that all Class A shareholders, regardless of when they purchased their shares, will bear Rule 12b-1 expenses at the same rate. The initial rate for each fund except the Federal Intermediate and Michigan funds will be at least 0.07% (0.05% plus 0.02%) of the average daily net assets of Class A and, as Class A shares are sold on or after May 1, 1994, will increase over time. Thus, as the proportion of Class A shares purchased on or after May 1, 1994, increases in relation to outstanding Class A shares, the expenses attributable to payments under the plan also will increase (but will not exceed 0.10% of average daily net assets). While this is the currently anticipated calculation for fees payable under the Class A plan, the plan permits the board to allow the fund to pay a full 0.10% on all assets at any time. The approval of the board would be required to change the calculation of the payments to be made under the Class A plans.

The Class A plan does not permit unreimbursed expenses incurred in a particular year to be carried over to or reimbursed in later years.

THE CLASS B AND C PLANS. Under the High Yield Fund Class B plan and the remaining funds' Class C plans, the funds pay Distributors up to 0.50% per year of the class's average daily net assets, payable quarterly, to pay Distributors or others for providing distribution and related services and bearing certain expenses. All distribution expenses over this amount will be borne by those who have incurred them. The fund also may pay a servicing fee of up to 0.15% per year of the class's average daily net assets, payable quarterly. This fee may be used to pay securities dealers or others for, among other things, helping to establish and maintain customer accounts and records, helping with requests to buy and sell shares, receiving and answering correspondence, monitoring dividend payments from the fund on behalf of customers, and similar servicing and account maintenance activities.

The expenses relating to each of the Class B and C plans also are used to pay Distributors for advancing the commission costs to securities dealers with respect to the initial sale of Class B and C shares. Further, the expenses relating to the Class B plan may be used by Distributors to pay third party financing entities that have provided financing to Distributors in connection with advancing commission costs to securities dealers.

THE CLASS A, B AND C PLANS. In addition to the payments that Distributors or others are entitled to under each plan, each plan also provides that to the extent the fund, the manager or Distributors or other parties on behalf of the fund, the manager or Distributors make payments that are deemed to be for the financing of any activity primarily intended to result in the sale of fund shares within the context of Rule 12b-1 under the Investment Company Act of 1940, as amended, then such payments shall be deemed to have been made pursuant to the plan. The terms and provisions of each plan relating to required reports, term, and approval are consistent with Rule 12b-1.

In no event shall the aggregate asset-based sales charges, which include payments made under each plan, plus any other payments deemed to be made pursuant to a plan, exceed the amount permitted to be paid under the rules of the National Association of Securities Dealers, Inc.

To the extent fees are for distribution or marketing functions, as distinguished from administrative servicing or agency transactions, certain banks will not be entitled to participate in the plans as a result of applicable federal law prohibiting certain banks from engaging in the distribution of mutual fund shares. These banking institutions, however, are permitted to receive fees under the plans for administrative servicing or for agency transactions. If you are a customer of a bank that is prohibited from providing these services, you would be permitted to remain a shareholder of the fund, and alternate means for continuing the servicing would be sought.
In this event, changes in the services provided might occur and you might no longer be able to avail yourself of any automatic investment or other services then being provided by the bank. It is not expected that you would suffer any adverse financial consequences as a result of any of these changes.

Each plan has been approved in accordance with the provisions of Rule 12b-1. The plans are renewable annually by a vote of the board, including a majority vote of the board members who are not interested persons of the fund and who have no direct or indirect financial interest in the operation of the plans, cast in person at a meeting called for that purpose. It is also required that the selection and nomination of such board members be done by the noninterested members of the fund's board. The plans and any related agreement may be terminated at any time, without penalty, by vote of a majority of the noninterested board members on not more than 60 days' written notice, by Distributors on not more than 60 days' written notice, by any act that constitutes an assignment of the management agreement with the manager or by vote of a majority of the outstanding shares of the class. The Class A plan also may be terminated by any act that constitutes an assignment of the underwriting agreement with Distributors. Distributors or any dealer or other firm also may terminate their respective distribution or service agreement at any time upon written notice.

The plans and any related agreements may not be amended to increase materially the amount to be spent for distribution expenses without approval by a majority of the outstanding shares of the class, and all material amendments to the plans or any related agreements shall be approved by a vote of the noninterested board members, cast in person at a meeting called for the purpose of voting on any such amendment.

Distributors is required to report in writing to the board at least quarterly on the amounts and purpose of any payment made under the plans and any related agreements, as well as to furnish the board with such other information as may reasonably be requested in order to enable the board to make an informed determination of whether the plans should be continued.

For the fiscal year ended February 28, 1999, Distributors' eligible expenditures for advertising, printing, and payments to underwriters and broker-dealers pursuant to the plans and the amounts the fund paid Distributors under the plans were:

                              DISTRIBUTORS'  AMOUNT
                               ELIGIBLE      PAID
                              EXPENSES ($)   BY THE
                                            FUND ($)
 -----------------------------------------------------

 Arizona Fund - Class A           905,874     756,099
 Arizona Fund - Class C           228,434     118,919
 Colorado Fund - Class A          401,801     266,061
 Colorado Fund - Class C          189,417      99,834
 Connecticut Fund - Class A       273,334     206,877
 Connecticut Fund - Class C       201,435      88,879
 Federal Intermediate Fund        302,601     160,061
 High Yield Fund - Class A      8,022,234   5,149,820
 High Yield Fund - Class B        167,011       1,654
 High Yield Fund - Class C      5,282,583   3,431,976
 Indiana Fund - Class A           105,872      50,981
 Michigan Fund - Class A           44,118      12,261
 New Jersey Fund - Class A        740,497     603,991
 New Jersey Fund - Class C        409,626     237,210
 Oregon Fund - Class A            589,949     412,566
 Oregon Fund - Class C            301,399     154,878
 Pennsylvania Fund - Class A      812,111     673,325
 Pennsylvania Fund - Class C      345,946     208,598
 Puerto Rico Fund - Class A       236,743     192,324
 Puerto Rico Fund - Class C        65,212      33,042


PERFORMANCE
-------------------------------------------------------------------------------

Performance quotations are subject to SEC rules. These rules require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by the fund be accompanied by certain standardized performance information computed as required by the SEC. Average annual total return and current yield quotations used by the fund are based on the standardized methods of computing performance mandated by the SEC. Performance figures reflect Rule 12b-1 fees from the date of the plan's implementation. An explanation of these and other methods used by the fund to compute or express performance follows. Regardless of the method used, past performance does not guarantee future results, and is an indication of the return to shareholders only for the limited historical period used.

AVERAGE ANNUAL TOTAL RETURN Average annual total return is determined by finding the average annual rates of return over the periods indicated below that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes the maximum initial sales charge is deducted from the initial $1,000 purchase, and income dividends and capital gain distributions are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum initial sales charge currently in effect.

When considering the average annual total return quotations for Class A and C shares, you should keep in mind that the maximum initial sales charge reflected in each quotation is a one time fee charged on all direct purchases, which will have its greatest impact during the early stages of your investment. This charge will affect actual performance less the longer you retain your investment in the fund. The average annual total returns for the indicated periods ended February 28, 1999 were:

                             INCEPTION DATE  1 YEAR         5 YEARS    10 YEARS
--------------------------------------------------------------------------------
CLASS A

Arizona Fund                 9/01/87          0.68%          4.88%     7.10%
Colorado Fund                9/01/87          0.75%          5.18%     7.34%
Connecticut Fund             4/03/85          1.12%          4.95%     6.74%
Federal Intermediate Fund    9/21/92          2.80%          5.56%       --
High Yield Fund              3/18/86         -0.23%          6.12%     7.85%
Indiana Fund                 9/01/87          0.74%          4.95%     7.35%
Michigan Fund                7/01/96          1.63%            --        --
New Jersey Fund              5/12/88          1.13%          4.99%     7.12%
Oregon Fund                  9/01/87          0.62%          4.86%     6.86%
Pennsylvania Fund            12/01/86         0.63%          5.24%     7.27%
Puerto Rico Fund             4/03/85          1.16%          5.20%     4.12%

                                          SINCE INCEPTION
                             1 YEAR       (5/1/95)
-----------------------------------------------------------
CLASS C
Arizona Fund                 2.47%        6.17%
Colorado Fund                2.62%        6.62%
Connecticut Fund             3.02%        6.40%
High Yield Fund              1.67%        7.39%
New Jersey Fund              3.06%        6.39%
Oregon Fund                  2.55%        6.18%
Pennsylvania Fund            2.44%        6.39%
Puerto Rico Fund             3.04%        6.44%

The following SEC formula was used to calculate these figures:

                                       n
                                 P(1+T)  = ERV

where:

P    =     a hypothetical initial payment of $1,000
T    =     average annual total return
n    =     number of years
ERV  =     ending redeemable value of a hypothetical $1,000
           payment made at the beginning of each period at the end of each period

CUMULATIVE TOTAL RETURN Like average annual total return, cumulative total return assumes the maximum initial sales charge is deducted from the initial $1,000 purchase, and income dividends and capital gain distributions are reinvested at net asset value. Cumulative total return, however, is based on the actual return for a specified period rather than on the average return over the periods indicated above. The cumulative total returns for the indicated periods ended February 28, 1999, were:

                                 INCEPTION DATE  1 YEAR    5 YEARS      10 YEARS
--------------------------------------------------------------------------------
CLASS A
Arizona Fund                     9/01/87          0.68%     27.54%      98.62%
Colorado Fund                    9/01/87          0.75%     28.75%      103.11%
Connecticut Fund                 4/03/85          1.12%     26.89%      92.06%
Federal Intermediate Fund        9/21/92          2.80%     31.04%      --
High Yield Fund                  3/18/86         -0.23%     34.59%      112.92%
Indiana Fund                     9/01/87          0.74%     27.30%      103.21%
Michigan Fund                    7/01/96          1.63%     --          --
New Jersey Fund                  5/12/88          1.13%     27.58%      98.96%
Oregon Fund                      9/01/87          0.62%     26.76%      94.17%
Pennsylvania Fund                12/01/86         0.63%     29.08%      101.80%
Puerto Rico Fund                 4/03/85                    28.87%      99.02%
                                 1.16%

                                                   SINCE INCEPTION
                                 1 YEAR            (5/1/95)
-------------------------------------------------------------------
CLASS C
Arizona Fund                     2.47%             25.79%
Colorado Fund                    2.62%             27.85%
Connecticut Fund                 3.02%             26.82%
High Yield Fund                  1.67%             31.40%
New Jersey Fund                  3.06%             26.77%
Oregon Fund                      2.55%             25.84%
Pennsylvania Fund                2.44%             26.78%
Puerto Rico Fund                 3.04%             27.02%

CURRENT YIELD Current yield shows the income per share earned by the fund. It is calculated by dividing the net investment income per share earned during a 30-day base period by the applicable maximum offering price per share on the last day of the period and annualizing the result. Expenses accrued for the period include any fees charged to all shareholders of the class during the base period. The yields for the 30-day period ended February 28, 1999, were:

                           CLASS A  CLASS B  CLASS C
------------------------------------------------------------------
Arizona Fund               3.87%    -        3.45%
Colorado Fund              3.95%    -        3.53%
Connecticut Fund           3.81%    -        3.38%
Federal Intermediate Fund  3.80%    -        -
High Yield Fund            4.71%    4.56%    4.32%
Indiana Fund               3.89%    -        -
Michigan Fund              4.55%    -        -
New Jersey Fund            3.83%    -        3.40%
Oregon Fund                3.86%    -        3.44%
Pennsylvania Fund          4.03%    -        3.61%
Puerto Rico Fund           3.80%    -        3.37%

The following SEC formula was used to calculate these figures:

                                               6
                           Yield = 2 [(A-B + 1)  - 1]
                                       cd

where:

a =  interest earned during the period
b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends
d =  the maximum offering price per share on the last day of the period

TAXABLE-EQUIVALENT YIELD The fund also may quote a taxable-equivalent yield that shows the before-tax yield that would have to be earned from a taxable investment to equal the yield. Taxable-equivalent yield is computed by dividing the portion of the yield that is tax-exempt by one minus the highest applicable combined federal and state income tax rate and adding the product to the portion of the yield that is not tax-exempt, if any. The taxable-equivalent yields for the 30-day period ended February 28, 1999 were:

                           CLASS A    CLASS B   CLASS C
-------------------------------------------------------------
Arizona Fund               6.75%      -         6.01%
Colorado Fund              6.88%      -         6.15%
Connecticut Fund           6.61%      -         5.86%
Federal Intermediate Fund  6.29%      -         -
High Yield Fund            7.80%      7.55%     7.15%
Indiana Fund               6.74%      -         -
Michigan Fund              7.88%      -         -
New Jersey Fund            6.77%      -         6.01%
Oregon Fund                7.02%      -         6.26%
Pennsylvania Fund          6.86%      -         6.15%
Puerto Rico Fund           6.29%      -         5.58%

As of February 28, 1999, the combined federal and state income tax rate upon which the taxable-equivalent yield quotations are based were as follows:

                         COMBINED
                           RATE1
 ----------------------------------

 Arizona Fund                42.6%
 Colorado Fund               42.6%
 Connecticut Fund            42.3%
 Federal Intermediate        39.6%
 Fund
 High Yield Fund             39.6%
 Indiana Fund                42.3%
 Michigan Fund               42.3%
 New Jersey Fund             43.4%
 Oregon Fund                 45.0%
 Pennsylvania Fund           41.3%
 Puerto Rico Fund            39.6%

1. Based on the maximum combined state and 39.6% federal tax rate.

From time to time, as any changes to the rate become effective, taxable-equivalent yield quotations advertised by the fund will be updated to reflect these changes. The fund expects updates may be necessary as tax rates are changed by federal and state governments. The advantage of tax-free investments, like the fund, will be enhanced by any tax rate increases. Therefore, the details of specific tax increases may be used in sales material for the fund.

CURRENT DISTRIBUTION RATE Current yield and taxable-equivalent yield, which are calculated according to a formula prescribed by the SEC, are not indicative of the amounts which were or will be paid to shareholders. Amounts paid to shareholders are reflected in the quoted current distribution rate or taxable-equivalent distribution rate. The current distribution rate is usually computed by annualizing the dividends paid per share by a class during a certain period and dividing that amount by the current maximum offering price. The current distribution rate differs from the current yield computation because it may include distributions to shareholders from sources other than interest, if any, and is calculated over a different period of time. The current distribution rates for the 30-day period ended February 28, 1999, were:

                           CLASS A     CLASS B    CLASS C
 --------------------------------------------------------

 Arizona Fund                4.79%          -      4.40%
 Colorado Fund               4.72%          -      4.30%
 Connecticut Fund            4.74%          -      4.33%
 Federal Intermediate        4.31%          -          -
 Fund
 High Yield Fund             5.40%      5.04%      4.92%
 Indiana Fund                4.87%          -          -
 Michigan Fund               4.56%          -          -
 New Jersey Fund             4.80%          -      4.38%
 Oregon Fund                 4.71%          -      4.27%
 Pennsylvania Fund           4.80%          -      4.37%
 Puerto Rico Fund            4.59%          -      4.18%

A taxable-equivalent distribution rate shows the taxable distribution rate equivalent to the current distribution rate. The advertised taxable-equivalent distribution rate will reflect the most current federal and state tax rates available to the fund. The taxable-equivalent distribution rates for the 30-day period ended February 28, 1999, were:

                       CLASS A      CLASS B     CLASS C
 ---------------------------------------------------------

 Arizona Fund               8.35%           -       7.67%
 Colorado Fund              8.23%           -       7.49%
 Connecticut Fund           8.22%           -       7.51%
 Federal Intermediate       7.14%           -           -
 Fund
 High Yield Fund            8.94%       8.34%       8.15%
 Indiana Fund               8.43%           -           -
 Michigan Fund              7.90%           -           -
 New Jersey Fund            8.49%           -       7.75%
 Oregon Fund                8.57%           -       7.77%
 Pennsylvania Fund          8.18%           -       7.44%
 Puerto Rico Fund           7.60%           -       6.92%

VOLATILITY Occasionally statistics may be used to show the fund's volatility or risk. Measures of volatility or risk are generally used to compare the fund's net asset value or performance to a market index. One measure of volatility is beta. Beta is the volatility of a fund relative to the total market, as represented by an index considered representative of the types of securities in which the fund invests. A beta of more than 1.00 indicates volatility greater than the market and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is used to measure variability of net asset value or total return around an average over a specified period of time. The idea is that greater volatility means greater risk undertaken in achieving performance.

OTHER PERFORMANCE QUOTATIONS The fund also may quote the performance of shares without a sales charge. Sales literature and advertising may quote a cumulative total return, average annual total return and other measures of performance with the substitution of net asset value for the public offering price.

The fund may include in its advertising or sales material information relating to investment goals and performance results of funds belonging to the Franklin Templeton Group of Funds. Franklin Resources, Inc. is the parent company of the advisors and underwriter of the Franklin Templeton Group of Funds.

COMPARISONS To help you better evaluate how an investment in the fund may satisfy your investment goal, advertisements and other materials about the fund may discuss certain measures of fund performance as reported by various financial publications. Materials also may compare performance (as calculated above) to performance as reported by other investments, indices, and averages. These comparisons may include, but are not limited to, the following examples:

o Salomon Brothers Broad Bond Index or its component indices - measures yield, price and total return for Treasury, agency, corporate and mortgage bonds.

o Lehman Brothers Aggregate Bond Index or its component indices - measures yield, price and total return for Treasury, agency, corporate, mortgage and Yankee bonds.

o Lehman Brothers Municipal Bond Index or its component indices - measures yield, price and total return for the municipal bond market.

o Bond Buyer 20 Index - an index of municipal bond yields based upon yields of 20 general obligation bonds maturing in 20 years.

o Bond Buyer 40 Index - an index composed of the yield to maturity of 40 bonds. The index attempts to track the new-issue market as closely as possible, so it changes bonds twice a month, adding all new bonds that meet certain requirements and deleting an equivalent number according to their secondary market trading activity. As a result, the average par call date, average maturity date, and average coupon rate can and have changed over time. The average maturity generally has been about 29-30 years.

o Financial publications: The WALL STREET JOURNAL, and BUSINESS WEEK, FINANCIAL WORLD, FORBES, FORTUNE, and MONEY magazines - provide performance statistics over specified time periods.

o Salomon Brothers Composite High Yield Index or its component indices - measures yield, price and total return for the Long-Term High-Yield Index, Intermediate-Term High-Yield Index, and Long-Term Utility High-Yield Index.

o Historical data supplied by the research departments of CS First Boston Corporation, the J. P. Morgan companies, Salomon Brothers, Merrill Lynch, Lehman Brothers and Bloomberg L.P.

o Morningstar - information published by Morningstar, Inc., including Morningstar proprietary mutual fund ratings. The ratings reflect Morningstar's assessment of the historical risk-adjusted performance of a fund over specified time periods relative to other funds within its category.

o Lipper - Mutual Fund Performance Analysis and Lipper - Fixed Income Fund Performance Analysis - measure total return and average current yield for the mutual fund industry and rank individual mutual fund performance over specified time periods, assuming reinvestment of all distributions, exclusive of any applicable sales charges.

o    Savings and Loan Historical Interest Rates -

o    as published in the U.S. Savings & Loan League Fact Book.

o Consumer Price Index (or Cost of Living Index), published by the U.S. Bureau of Labor Statistics - a statistical measure of change, over time, in the price of goods and services in major expenditure groups.

o CDA Mutual Fund Report, published by CDA Investment Technologies, Inc. - analyzes price, current yield, risk, total return, and average rate of return (average annual compounded growth rate) over specified time periods for the mutual fund industry.

o Standard & Poor's Bond Indices - measure yield and price of corporate, municipal, and government bonds.

From time to time, advertisements or information for the fund may include a discussion of certain attributes or benefits to be derived from an investment in the fund. The advertisements or information may include symbols, headlines, or other material that highlights or summarizes the information discussed in more detail in the communication.

Advertisements or sales material issued by the fund also may discuss or be based upon information in a recent issue of the Special Report on Tax Freedom Day published by the Tax Foundation, a Washington, D.C. based nonprofit research and public education organization. The report illustrates, among other things, the annual amount of time the average taxpayer works to satisfy his or her tax obligations to the federal, state and local taxing authorities.

Advertisements or information also may compare the fund's performance to the return on certificates of deposit (CDs) or other investments. You should be aware, however, that an investment in the fund involves the risk of fluctuation of principal value, a risk generally not present in an investment in a CD issued by a bank. For example, as the general level of interest rates rise, the value of the fund's fixed-income investments, as well as the value of its shares that are based upon the value of such portfolio investments, can be expected to decrease. Conversely, when interest rates decrease, the value of the fund's shares can be expected to increase. CDs are frequently insured by an agency of the U.S. government. An investment in the fund is not insured by any federal, state or private entity.

In assessing comparisons of performance, you should keep in mind that the composition of the investments in the reported indices and averages is not identical to the fund's portfolio, the indices and averages are generally unmanaged, and the items included in the calculations of the averages may not be identical to the formula used by the fund to calculate its figures. In addition, there can be no assurance that the fund will continue its performance as compared to these other averages.

MISCELLANEOUS INFORMATION
-------------------------------------------------------------------------------

The fund may help you achieve various investment goals such as accumulating money for retirement, saving for a down payment on a home, college costs and other long-term goals. The Franklin College Costs Planner may help you in determining how much money must be invested on a monthly basis in order to have a projected amount available in the future to fund a child's college education. (Projected college cost estimates are based upon current costs published by the College Board.) The Franklin Retirement Planning Guide leads you through the steps to start a retirement savings program. Of course, an investment in the fund cannot guarantee that these goals will be met.

The fund is a member of the Franklin Templeton Group of Funds, one of the largest mutual fund organizations in the U.S., and may be considered in a program for diversification of assets. Founded in 1947, Franklin is one of the oldest mutual fund organizations and now services more than 4 million shareholder accounts. In 1992, Franklin, a leader in managing fixed-income mutual funds and an innovator in creating domestic equity funds, joined forces with Templeton, a pioneer in international investing. The Mutual
Series team, known for its value-driven approach to domestic equity investing, became part of the organization four years later. Together, the Franklin Templeton Group has over $216 billion in assets under management for approximately 7 million U.S. based mutual fund shareholder and other accounts. The Franklin Templeton Group of Funds offers 114 U.S. based open-end investment companies to the public. The fund may identify itself by its NASDAQ symbol or CUSIP number.

Franklin is a leader in the tax-free mutual fund industry and manages more than $51 billion in municipal security assets for over three quarters of a million investors. According to Research and Ratings Review, Franklin had one of the largest staffs of municipal securities analysts in the industry, as of June 30, 1998.

Under current tax laws, municipal securities remain one of the few investments offering the potential for tax-free income. In 1999, taxes could cost almost $47 on every $100 earned from a fully taxable investment (based on the maximum combined 39.6% federal tax rate and the highest state tax rate of 12% for 1999). Franklin tax-free funds, however, offer tax relief through a professionally managed portfolio of tax-free securities selected based on their yield, quality and maturity. An investment in a Franklin tax-free fund can provide you with the potential to earn income free of federal taxes and, depending on the fund, state and local taxes as well, while supporting state and local public projects. Franklin tax-free funds also may provide tax-free compounding, when dividends are reinvested. An investment in Franklin's tax-free funds can grow more rapidly than similar taxable investments.

Municipal securities are generally considered to be creditworthy, second in quality only to securities issued or guaranteed by the U.S. government and its agencies. The market price of municipal securities, however, may fluctuate. This fluctuation will have a direct impact on the net asset value of the fund's shares.

Currently, there are more mutual funds than there are stocks listed on the New York Stock Exchange. While many of them have similar investment goals, no two are exactly alike. Shares of the fund are generally sold through securities dealers, whose investment representatives are experienced professionals who can offer advice on the type of investments suitable to your unique goals and needs, as well as the risks associated with such investments.

The Information Services & Technology division of Franklin Resources, Inc. (Resources) established a Year 2000 Project Team in 1996. This team has already begun making necessary software changes to help the computer systems that service the fund and its shareholders to be Year 2000 compliant. After completing these modifications, comprehensive tests are conducted in one of Resources' U.S. test labs to verify their effectiveness. Resources continues to seek reasonable assurances from all major hardware, software or data-services suppliers that they will be Year 2000 compliant on a timely basis. Resources is also beginning to develop a contingency plan, including identification of those mission critical systems for which it is practical to develop a contingency plan. However, in an operation as complex and geographically distributed as Resources' business, the alternatives to use of normal systems, especially mission critical systems, or supplies of electricity or long distance voice and data lines are limited.

DESCRIPTION OF RATINGS
-------------------------------------------------------------------------------

MUNICIPAL BOND RATINGS

MOODY'S INVESTORS SERVICE, INC. (MOODY'S)

Aaa: Municipal bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Municipal bonds rated Aa are judged to be high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large, fluctuation of protective elements may be of greater amplitude, or there may be other elements present that make the long-term risks appear somewhat larger.

A: Municipal bonds rated A possess many favorable investment attributes and are considered upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa: Municipal bonds rated Baa are considered medium-grade obligations. They are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. These bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

Ba: Municipal bonds rated Ba are judged to have predominantly speculative elements and their future cannot be considered well assured. Often the protection of interest and principal payments may be very moderate and, thereby, not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Municipal bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Municipal bonds rated Caa are of poor standing. These issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Municipal bonds rated Ca represent obligations that are speculative to a high degree. These issues are often in default or have other marked shortcomings.

C: Municipal bonds rated C are the lowest-rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Con.(-): Municipal bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals that begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon the completion of construction or the elimination of the basis of the condition.

STANDARD & POOR'S CORPORATION (S&P)

AAA: Municipal bonds rated AAA are the highest-grade obligations. They possess the ultimate degree of protection as to principal and interest. In the market, they move with interest rates and, hence, provide the maximum safety on all counts.

AA: Municipal bonds rated AA also qualify as high-grade obligations, and in the majority of instances differ from AAA issues only in a small degree. Here, too, prices move with the long-term money market.

A: Municipal bonds rated A are regarded as upper medium-grade. They have considerable investment strength but are not entirely free from adverse effects of changes in economic and trade conditions. Interest and principal are regarded as safe. They predominantly reflect money rates in their market behavior but also, to some extent, economic conditions.

BBB: Municipal bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB, B, CCC, CC: Municipal bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While these bonds will likely have some quality and protective characteristics, they are outweighed by large uncertainties or major risk exposures to adverse conditions.

C: This rating is reserved for income bonds on which no interest is being paid.

D: Debt rated "D" is in default and payment of interest and/or repayment of principal is in arrears.

Plus (+) or minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

FITCH INVESTORS SERVICE, INC. (FITCH)

AAA: Municipal bonds rated AAA are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal that is unlikely to be affected by reasonably foreseeable events.

AA: Municipal bonds rated AA are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong although not quite as strong as bonds rated AAA and not significantly vulnerable to foreseeable future developments.

A: Municipal bonds rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Municipal bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB: Municipal bonds rated BB are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. Business and financial alternatives can be identified, however, that could assist the obligor in satisfying its debt service requirements.

B: Municipal bonds rated B are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC: Municipal bonds rated CCC have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC: Municipal bonds rated CC are minimally protected. Default in payment of interest and/or principal seems probable over time.

C: Municipal bonds rated C are in imminent default in the payment of interest or principal.

DDD, DD and D: Municipal bonds rated DDD, DD and D are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery while D represents the lowest potential for recovery.

Plus (+) or minus (-) signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus or minus signs are not used with the AAA, DDD, DD or D categories.

MUNICIPAL NOTE RATINGS

MOODY'S

Moody's ratings for state, municipal and other short-term obligations will be designated Moody's Investment Grade (MIG). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing; factors of the first importance in long-term borrowing risk are of lesser importance in the short run. Symbols used will be as follows:

MIG 1: Notes are of the best quality enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

MIG 2: Notes are of high quality, with margins of protection ample, although not so large as in the preceding group.

MIG 3: Notes are of favorable quality, with all security elements accounted for, but lacking the undeniable strength of the preceding grades. Market access for refinancing, in particular, is likely to be less well established.

MIG 4: Notes are of adequate quality, carrying specific risk but having protection and not distinctly or predominantly speculative.

S&P

Until June 29, 1984, S&P used the same rating symbols for notes and bonds. After June 29, 1984, for new municipal note issues due in three years or less, the ratings below will usually be assigned. Notes maturing beyond three years will most likely receive a bond rating of the type recited above.

SP-1: Issues carrying this designation have a very strong or strong capacity to pay principal and interest. Issues determined to possess overwhelming safety characteristics will be given a "plus" (+) designation.

SP-2: Issues carrying this designation have a satisfactory capacity to pay principal and interest.

COMMERCIAL PAPER RATINGS

MOODY'S

Moody's commercial paper ratings, which are also applicable to municipal paper investments, are opinions of the ability of issuers to repay punctually their promissory obligations not having an original maturity in excess of nine months. Moody's employs the following designations for both short-term debt and commercial paper, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

P-1 (Prime-1): Superior capacity for repayment.

P-2 (Prime-2): Strong capacity for repayment.

S&P

S&P's ratings are a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Issues within the "A" category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety, as follows:

A-1: This designation indicates the degree of safety regarding timely payment is very strong. A "plus" (+) designation indicates an even stronger likelihood of timely payment.

A-2: Capacity for timely payment on issues with this designation is strong. The relative degree of safety, however, is not as overwhelming as for issues designated A-1.

A-3: Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

FITCH

Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes. The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

F-1+: Exceptionally strong credit quality. Regarded as having the strongest degree of assurance for timely payment.

F-1: Very strong credit quality. Reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

F-2: Good credit quality. A satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

F-3: Fair credit quality. Have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

F-5: Weak credit quality. Have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

D: Default. Actual or imminent payment default.

LOC: The symbol LOC indicates that the rating is based on a letter of credit issued by a commercial bank.

STATE TAX TREATMENT
-------------------------------------------------------------------------------




                             FRANKLIN TAX-FREE TRUST
                               FILE NOS. 02-94222
                                   & 811-4149

                                    FORM N-1A
                                     PART C
                                OTHER INFORMATION

ITEM 23.  EXHIBITS.

      The following exhibits are incorporated by reference to the previously filed document indicated below, except as noted:

      (a)  AGREEMENT AND DECLARATION OF TRUST

           (i)  Restated Agreement and Declaration of Trust dated October 26,
                1984
                Filing: Post-Effective Amendment No. 21 to Registration Statement on Form N-1A
                File No. 2-94222
                Filing Date: April 28, 1995

           (ii) Certificate of Amendment of Agreement and Declaration of Trust dated July 16, 1991
                Filing: Post-Effective Amendment No. 21 to Registration Statement on Form N-1A
                File No. 2-94222
                Filing Date: April 28, 1995

           (iii)Certificate of Amendment of Agreement and Declaration of Trust dated April 21, 1992
                Filing: Post-Effective Amendment No. 21 to Registration Statement on Form N-1A
                File No. 2-94222
                Filing Date: April 28, 1995

           (iv) Certificate of Amendment of Agreement and Declaration of Trust dated December 14, 1993
                Filing: Post-Effective Amendment No. 21 to Registration Statement on Form N-1A
                File No. 2-94222
                Filing Date: April 28, 1995

           (v) Certificate of Amendment of Agreement and Declaration of Trust dated March 21, 1995
                Filing: Post-Effective Amendment No. 21 to Registration Statement on Form N-1A
                File No. 2-94222
                Filing Date: April 28, 1995

      (B)  BY-LAWS

           (i)  By-Laws
                Filing: Post-Effective Amendment No. 21 to Registration Statement on Form N-1A
                File No. 2-94222
                Filing Date: April 28, 1995

           (ii) Certificate of Amendment of By-Laws dated December 8, 1987
                Filing: Post-Effective Amendment No. 21 to Registration Statement on Form N-1A
                File No. 2-94222
                Filing Date: April 28, 1995

           (iii)Amendment to By-Laws dated April 21, 1992
                Filing: Post-Effective Amendment No. 21 to Registration Statement on Form N-1A
                File No. 2-94222
                Filing Date: April 28, 1995

           (iv) Certificate of Amendment of By-Laws dated December 14, 1993
                Filing: Post-Effective Amendment No. 21 to Registration Statement on Form N-1A
                File No. 2-94222
                Filing Date: April 28, 1995

           (v)  Amendment to By-Laws dated January 18, 1994
                Filing: Post-Effective Amendment No. 21 to Registration Statement on Form N-1A
                File No. 2-94222
                Filing Date: April 28, 1995

      (C)  INSTRUMENTS DEFINING RIGHTS OF SECURITY HOLDERS

                Not Applicable

      (D)  INVESTMENT ADVISORY CONTRACTS

           (i) Management Agreement between Registrant and Franklin Investment Advisory Services, Inc. on behalf of Franklin Connecticut Tax-Free Income Fund dated October 1, 1996
                Filing: Post-Effective Amendment No. 24 to Registration Statement on Form N-1A
                File No. 2-94222
                Filing Date: June 27, 1997

           (ii) Management Agreement between Registrant and Franklin Advisers, Inc. dated December 1, 1986
                Filing: Post-Effective Amendment No. 21 to Registration Statement on Form N-1A
                File No. 2-94222
                Filing Date: April 28, 1995

           (iii)Amendment to Management Agreement between Registrant and Franklin Advisers, Inc. dated August 1, 1995
                Filing: Post-Effective Amendment No. 22 to Registration Statement on Form N-1A
                File No. 2-94222
                Filing Date: March 14, 1996

     (E)   UNDERWRITING CONTRACTS

           (i) Amended and Restated Distribution Agreement between Registrant and Franklin/Templeton Distributors, Inc. dated March 29, 1995
                Filing: Post-Effective Amendment No. 22 to Registration Statement on Form N-1A
                File No. 2-94222
                Filing Date: March 14, 1996

           (ii) Form of Dealer Agreements effective as of March 1, 1998 between Franklin/Templeton Distributors, Inc. and Securities Dealers
                Filing: Post-Effective Amendment No. 26 to Registration Statement on Form N-1A
                File No. 2-94222
                Filing Date: December 23, 1998

      (F)  BONUS OR PROFIT SHARING CONTRACTS

                Not Applicable

      (G)  CUSTODIAN AGREEMENTS

           (i) Master Custody Agreement between Registrant and Bank of New York dated February 16, 1996
                Filing: Post-Effective Amendment No. 22 to Registration Statement on Form N-1A
                File No. 2-94222
                Filing Date: March 14, 1996

           (ii) Terminal Link Agreement between Registrant and Bank of New York dated February 16, 1996
                Filing: Post-Effective Amendment No. 22 to Registration Statement on Form N-1A
                File No. 2-94222
                Filing Date: March 14, 1996

           (iii)Amendment dated May 7, 1997 to Master Custody Agreement between Registrant and Bank of New York dated February 16, 1996
                Filing: Post-Effective Amendment No. 25 to Registration Statement on Form N-1A
                File No. 2-94222
                Filing Date: April 29, 1998

           (iv) Amendment dated February 27, 1998 to Master Custody Agreement between Registrant and Bank of New York dated February 16, 1996
                Filing: Post-Effective Amendment No. 26 to Registration Statement on Form N-1A
                File No. 2-94222
                Filing Date: December 23, 1998

           (v) Foreign Custody Manager Agreement made as of July 30, 1998, effective as of February 27, 1998 on behalf of each Investment Company listed on Schedule 1
                Filing: Post-Effective Amendment No. 26 to Registration Statement on Form N-1A
                File No. 2-94222
                Filing Date: December 23, 1998

      (h)  OTHER MATERIAL CONTRACTS

           (i) Agreement between Registrant and Financial Guaranty Insurance Company dated March 8, 1985
                Filing: Post-Effective Amendment No. 21 to Registration Statement on Form N-1A
                File No. 2-94222
                Filing Date: April 28, 1995

           (ii) Amendment to Agreement between Registrant and Financial Guaranty Insurance Company dated November 24, 1992
                Registrant: Franklin New York Tax-Free Trust
                Filing: Post-Effective Amendment No. 12
                to Registration Statement on Form N-1A
                File No. 33-7785
                Filing Date: April 25, 1995

           (iii)Mutual Fund Agreement between Registrant and Financial Guaranty Insurance Company dated April 30, 1993
                Filing: Post-Effective Amendment No. 25 to Registration Statement on Form N-1A
                File No. 2-94222
                Filing Date: April 29, 1998

           (iv) Subcontract for Fund Administrative Services dated October 1, 1996 and Amendment thereto dated March 11, 1998 between Franklin Advisers, Inc. and Franklin Templeton Services Inc.
                Filing: Post-Effective Amendment No. 25 to Registration Statement on Form N-1A
                File No. 2-94222
                Filing Date: April 29, 1998

           (v) Subcontract for Fund Administrative Services dated October 1, 1996 and Amendment thereto dated July 1, 1997 between Franklin Investment Advisory Services, Inc. and Franklin Templeton Services, Inc.
                Filing: Post-Effective Amendment No. 25 to Registration Statement on Form N-1A
                File No. 2-94222
                Filing Date: April 29, 1998

      (I)  LEGAL OPINION

           (i)  Opinion and Consent of Counsel dated April 17, 1998
                Filing: Post-Effective Amendment No. 25 to Registration Statement on Form N-1A
                File No. 2-94222
                Filing Date: April 29, 1998

      (J)  OTHER OPINIONS

           (i)  Consent of Independent Auditors

      (k)  OMITTED FINANCIAL STATEMENTS

                Not Applicable

      (L)  INITIAL CAPITAL AGREEMENTS

           (i)  Letter of Understanding dated September 21, 1992
                Filing: Post-Effective Amendment No. 21 to Registration Statement on Form N-1A
                File No. 2-94222
                Filing Date: April 28, 1995

           (ii) Letter of Understanding dated April 12, 1995
                Filing: Post-Effective Amendment No. 21 to Registration Statement on Form N-1A
                File No. 2-94222
                Filing Date: April 28, 1995

      (m)  RULE 12B-1 PLAN

           (i) Class I shares Distribution Plans pursuant to Rule 12b-1 on behalf of the following fund:
                Dated June 1, 1996
                Franklin Michigan Tax-Free Income Fund
                Filing: Post-Effective Amendment No. 24 to Registration Statement on Form N-1A
                File No. 2-94222
                Filing Date: June 27, 1997

           (ii) Class I shares Distribution Plans pursuant to Rule 12b-1 on behalf of the following funds:

                Dated July 1, 1993:
                Franklin Arizona Insured Tax-Free Income Fund
                Franklin Federal Intermediate-Term Tax-Free Income Fund Franklin Florida Insured Tax-Free Income Fund

                Dated May 1, 1994:
                Franklin Alabama Tax-Free Income Fund
                Franklin Arizona Tax-Free Income Fund
                Franklin Colorado Tax-Free Income Fund
                Franklin Connecticut Tax-Free Income Fund
                Franklin Florida Tax-Free Income Fund
                Franklin Georgia Tax-Free Income Fund
                Franklin High Yield Tax-Free Income Fund
                Franklin Indiana Tax-Free Income Fund
                Franklin Insured Tax-Free Income Fund
                Franklin Kentucky Tax-Free Income Fund
                Franklin Louisiana Tax-Free Income Fund
                Franklin Maryland Tax-Free Income Fund
                Franklin Massachusetts Insured Tax-Free Income Fund Franklin Michigan Insured Tax-Free Income Fund
                Franklin Minnesota Insured Tax-Free Income Fund
                Franklin Missouri Tax-Free Income Fund
                Franklin New Jersey Tax-Free Income Fund
                Franklin North Carolina Tax-Free Income Fund
                Franklin Ohio Insured Tax-Free Income Fund
                Franklin Oregon Tax-Free Income Fund
                Franklin Pennsylvania Tax-Free Income Fund
                Franklin Puerto Rico Tax-Free Income Fund
                Franklin Texas Tax-Free Income Fund
                Franklin Virginia Tax-Free Income Fund
                Filing: Post-Effective Amendment No. 21 to Registration Statement on Form N-1A
                File No. 2-94222
                Filing Date: April 28, 1995

           (iii)Class II shares Distribution Plan pursuant to Rule 12b-1 on behalf of the following funds:

                Dated March 30, 1995:
                Franklin Alabama Tax-Free Income Fund - Class II
                Franklin Arizona Tax-Free Income Fund - Class II
                Franklin Colorado Tax-Free Income Fund - Class II
                Franklin Connecticut Tax-Free Income Fund - Class II
                Franklin Florida Tax-Free Income Fund - Class II
                Franklin Georgia Tax-Free Income Fund - Class II
                Franklin High Yield Tax-Free Income Fund - Class II
                Franklin Insured Tax-Free Income Fund - Class II
                Franklin Louisiana Tax-Free Income Fund - Class II
                Franklin Maryland Tax-Free Income Fund- Class II
                Franklin Massachusetts Insured Tax-Free Income Fund - Class II Franklin Michigan Insured Tax-Free Income Fund - Class II Franklin Minnesota Insured Tax-Free Income Fund - Class II Franklin Missouri Tax-Free Income Fund - Class II
                Franklin New Jersey Tax-Free Income Fund - Class II
                Franklin North Carolina Tax-Free Income Fund - Class II Franklin Ohio Insured Tax-Free Income Fund - Class II
                Franklin Oregon Tax-Free Income Fund - Class II
                Franklin Pennsylvania Tax-Free Income Fund - Class II
                Franklin Puerto Rico Tax-Free Income Fund - Class II
                Franklin Texas Tax-Free Income Fund - Class II
                Franklin Virginia Tax-Free Income Fund - Class II
                Filing: Post-Effective Amendment No. 22 to
                Registration Statement on Form N-1A
                File No. 2-94222
                Filing Date: March 14, 1996

           (iv) Distribution Plan dated October 16, 1998 pursuant to Rule 12b-1 between the Registrant on behalf of Franklin High Yield Tax-Free Income Fund - Class B and Franklin/Templeton Distributors, Inc.
                Filing: Post-Effective Amendment No. 26 to Registration Statement on Form N-1A
                File No. 2-94222
                Filing Date: December 23, 1998

      (N) (EX-27) FINANCIAL DATA SCHEDULE

      (O)  RULE 18F-3 PLAN

           (i)  Multiple Class Plan dated October 19, 1995
                Filing: Post-Effective Amendment No. 25 to Registration Statement on Form N-1A
                File No. 2-94222
                Filing Date: April 29, 1998

           (ii) Multiple Class Plan dated March 19, 1998 on behalf of Franklin High Yield Tax-Free Income Fund

      (p)  POWER OF ATTORNEY

           (i)  Power of Attorney dated March 18, 1999

           (ii) Certificate of Secretary dated March 18, 1999

      (27) FINANCIAL DATA SCHEDULE

           (1)  Franklin Arizona Tax-Free Income Fund - Class A

           (2)  Franklin Arizona Tax-Free Income Fund - Class C

           (3)  Franklin Colorado Tax-Free Income Fund - Class A

           (4)  Franklin Colorado Tax-Free Income Fund - Class C

           (5)  Franklin Connecticut Tax-Free Income Fund - Class A

           (6)  Franklin Connecticut Tax-Free Income Fund - Class C

           (7)  Franklin High Yield Tax-Free Income Fund - Class A

           (8)  Franklin High Yield Tax-Free Income Fund - Class B

           (9)  Franklin High Yield Tax-Free Income Fund - Class C

           (10) Franklin Indiana Tax-Free Income Fund - Class A

           (11) Franklin Michigan Tax-Free Income Fund - Class A

           (12) Franklin New Jersey Tax-Free Income Fund - Class A

           (13) Franklin New Jersey Tax-Free Income Fund - Class C

           (14) Franklin Oregon Tax-Free Income Fund - Class A

           (15) Franklin Oregon Tax-Free Income Fund - Class C

           (16) Franklin Pennsylvania Tax-Free Income Fund - Class A

           (17) Franklin Pennsylvania Tax-Free Income Fund - Class C

           (18) Franklin Puerto Rico Tax-Free Income Fund - Class A

           (19) Franklin Puerto Rico Tax-Free Income Fund - Class C

           (20) Franklin Federal Intermediate-Term Tax-Free Income Fund -Class
                A

           (21) Franklin Arizona Insured Tax-Free Income Fund

           (22) Franklin Florida Insured Tax-Free Income Fund

           (23) Franklin Insured Tax-Free Income Fund - Class A

           (24) Franklin Insured Tax-Free Income Fund - Class C

           (25) Franklin Massachusetts Insured Tax-Free Income Fund - Class A

           (26) Franklin Massachusetts Insured Tax-Free Income Fund - Class C

           (27) Franklin Michigan Insured Tax-Free Income Fund - Class A

           (28) Franklin Michigan Insured Tax-Free Income Fund - Class C

           (29) Franklin Minnesota Insured Tax-Free Income Fund - Class A

           (30) Franklin Minnesota Insured Tax-Free Income Fund - Class C

           (31) Franklin Ohio Insured Tax-Free Income Fund - Class A

           (32) Franklin Ohio Insured Tax-Free Income Fund - Class C

           (33) Franklin Alabama Tax-Free Income Fund - Class A

           (34) Franklin Alabama Tax-Free Income Fund - Class C

           (35) Franklin Florida Tax-Free Income Fund - Class A

           (36) Franklin Florida Tax-Free Income Fund - Class C

           (37) Franklin Georgia Tax-Free Income Fund - Class A

           (38) Franklin Georgia Tax-Free Income Fund - Class C

           (39) Franklin Kentucky Tax-Free Income Fund - Class A

           (40) Franklin Louisiana Tax-Free Income Fund - Class A

           (41) Franklin Louisiana Tax-Free Income Fund - Class C

           (42) Franklin Maryland Tax-Free Income Fund - Class A

           (43) Franklin Maryland Tax-Free Income Fund - Class C

           (44) Franklin Missouri Tax-Free Income Fund - Class A

           (45) Franklin Missouri Tax-Free Income Fund - Class C

           (46) Franklin North Carolina Tax-Free Income Fund - Class A

           (47) Franklin North Carolina Tax-Free Income Fund - Class C

           (48) Franklin Texas Tax-Free Income Fund - Class A

           (49) Franklin Texas Tax-Free Income Fund - Class C

           (50) Franklin Virginia Tax-Free Income Fund - Class A

           (51) Franklin Virginia Tax-Free Income Fund - Class C

ITEM 24.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND

           None

ITEM 25.  INDEMNIFICATION

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a Court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 26.  BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER

The officers and trustees of the Registrant's managers also serve as officers and/or trustees for (1) the manager's corporate parent, Franklin Resources, Inc., and/or (2) other investment companies in the Franklin Templeton Group of Funds. In addition Mr. Charles B. Johnson was formerly a director of General Host Corporation. For additional information please see Part B and Schedules A and D of Form ADV of the Funds' Investment Managers, Franklin Advisers, Inc. (SEC File 801-26292) and Franklin Investment Advisory Services, Inc. (SEC File 801-52152), incorporated herein by reference, which sets forth the officers and trustees of the investment managers and information as to any business, profession, vocation or employment of a substantial nature engaged in by those officers and trustees during the past two years.

ITEM 27.  PRINCIPAL UNDERWRITERS

a) Franklin/Templeton Distributors, Inc., ("Distributors") also acts as principal underwriter of shares of:

Franklin Asset Allocation Fund
Franklin California Tax-Free Income Fund, Inc.
Franklin California Tax-Free Trust
Franklin Custodian Funds, Inc.
Franklin Equity Fund
Franklin Federal Money Fund
Franklin Federal Tax-Free Income Fund
Franklin Floating Rate Trust
Franklin Gold Fund
Franklin High Income Trust
Franklin Investors Securities Trust
Franklin Managed Trust
Franklin Money Fund
Franklin Mutual Series Fund Inc.
Franklin Municipal Securities Trust
Franklin New York Tax-Free Income Fund
Franklin New York Tax-Free Trust
Franklin Real Estate Securities Trust
Franklin Strategic Mortgage Portfolio
Franklin Strategic Series
Franklin Tax-Exempt Money Fund
Franklin Templeton Fund Allocator Series
Franklin Templeton Global Trust
Franklin Templeton International Trust
Franklin Templeton Money Fund Trust
Franklin Value Investors Trust
Franklin Valuemark Funds
Institutional Fiduciary Trust

Templeton American Trust, Inc.
Templeton Capital Accumulator Fund, Inc.
Templeton Developing Markets Trust
Templeton Funds, Inc.
Templeton Global Investment Trust
Templeton Global Opportunities Trust
Templeton Global Real Estate Fund
Templeton Global Smaller Companies Fund, Inc.
Templeton Growth Fund, Inc.
Templeton Income Trust
Templeton Institutional Funds, Inc.
Templeton Variable Products Series Fund

ITEM 28.  LOCATION OF ACCOUNTS AND RECORDS

The accounts, books or other documents required to be maintained by Section 31 (a) of the Investment Company Act of 1940 are kept by the Registrant or its shareholder services agent, Franklin/Templeton Investors Services, Inc., both of whose address is 777 Mariners Island Blvd., San Mateo, CA. 94404.

ITEM 29.  MANAGEMENT SERVICES

There are no management-related service contracts not discussed in Part A or Part B.

ITEM 30.  UNDERTAKINGS

Not Applicable



                                     SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of San Mateo and the State of California, on the 28th day of April, 1999.

                                  FRANKLIN TAX-FREE TRUST
                                  By: RUPERT H. JOHNSON, JR.*
                                      Rupert H. Johnson, Jr.
                                      President

Pursuant to the requirements of the Securities Act of 1933, this Registration Amendment has been signed below by the following persons in the capacities and on the dates indicated:

RUPERT H. JOHNSON, JR.*              Trustee and Principal
Rupert H. Johnson, Jr.               Executive Officer
                                     Dated:  April 28, 1999

MARTIN L. FLANAGAN*                  Principal Financial Officer
Martin L. Flanagan                   Dated: April 28, 1999

DIOMEDES LOO-TAM*                    Principal Accounting Officer
Diomedes Loo-Tam                     Dated: April 28, 1999

FRANK H. ABBOTT, III*                Trustee
Frank H. Abbott, III                 Dated: April 28, 1999

HARRIS J. ASHTON*                    Trustee
Harris J. Ashton                     Dated: April 28, 1999

S. JOSEPH FORTUNATO*                 Trustee
S. Joseph Fortunato                  Dated: April 28, 1999

EDITH E. HOLIDAY*                    Trustee
Edith E. Holiday                     Dated: April 28, 1999

CHARLES B. JOHNSON*                  Trustee
Charles B. Johnson                   Dated: April 28, 19998

FRANK W. T. LAHAYE*                  Trustee
Frank W. T. LaHaye                   Dated: April 28, 1999

GORDON S. MACKLIN*                   Trustee
Gordon S. Macklin                    Dated: April 28, 1999


*By /s/ Leiann Nuzum, Attorney-in-Fact
(Pursuant to Power of Attorney filed herewith)


                            FRANKLIN TAX-FREE TRUST
                            REGISTRATION STATEMENT
                                EXHIBITS INDEX

EXHIBIT NO.       DESCRIPTION                                LOCATION

EX-99.a(i)        Restated Agreement and Declaration of      *
                  Trust dated October 26, 1984

EX-99.a(ii)       Certificate of Amendment of Agreement and  *
                  Declaration of Trust dated July 16, 1991

EX-99.a(iii)      Certificate of Amendment of Agreement and  *
                  Declaration of Trust dated April 21, 1992

EX-99.a(iv)       Certificate of Amendment of Agreement and  *
                  Declaration of Trust dated December 14,
                  1993

EX-99.a(v)        Certificate of Amendment of Agreement and  *
                  Declaration of Trust dated March 21, 1995

EX-99.b(i)        By-Laws                                    *

EX-99.b(ii)       Certificate of Amendment of By-Laws dated  *
                  December 8,1987

EX-99.b(iii)      Amendment to By-Laws dated April 21, 1992  *

EX.99.b(iv)       Certificate of Amendment of By-Laws dated  *
                  December 14, 1993

EX-99.b(v)        Certificate of Secretary dated February    *
                  28, 1994

EX-99.d(i)        Management Agreement between Registrant    *
                  and Franklin Investment Advisory
                  Services, Inc. on behalf of Franklin
                  Connecticut Tax-Free Income Fund dated
                  October 1, 1996

EX-99.d(ii)       Management Agreement between Registrant    *
                  and Franklin Advisers, Inc. dated
                  December 1, 1986

EX-99.d(iii)      Amendment to Management Agreement between  *
                  Registrant and Franklin Advisers, Inc.
                  dated August 1, 1995

EX-99.e(i)        Amended and Restated Distribution          *
                  Agreement between Registrant and
                  Franklin/Templeton Distributors, Inc.
                  dated March 29, 1995

EX-99.e(ii)       Dealer Agreements Effective as of March    *
                  1, 1998 between Franklin/Templeton
                  Distributors, Inc. and securities dealers

EX-99.g(i)        Master Custody Agreement between           *
                  Registrant and Bank of New York dated
                  February 16, 1996

EX-99.g(ii)       Terminal Link Agreement between            *
                  Registrant and Bank of New York dated
                  February 16, 1996

EX-99.g(iii)      Amendment dated May 7, 1997 to Master      *
                  Custody Agreement between Registrant and
                  Bank of New York dated February 16, 1996

EX-99.g(iv)       Amendment dated February 27, 1998 to       *
                  Master Custody Agreement between
                  Registrant and Bank of New York dated
                  February 16, 1996

EX-99.g(v)        Foreign Custody Manager Agreement made as  *
                  of July 30, 1998, effective as of
                  February 27, 1998 on behalf of each
                  Investment Company listed on Schedule 1


EX-99.h(i)        Agreement between Registrant and           *
                  Financial Guaranty Insurance Company
                  dated March 8, 1985

EX-99.h(ii)       Amendment to Agreement between             *
                  Registrant and Financial Guaranty
                  Insurance Company dated November 24, 1992

EX-99.h(iii)      Mutual Fund Agreement between Registrant   *
                  and Financial Guaranty Insurance Company dated April 30, 1993

EX-99.h(iv)       Subcontract for Fund Administrative        *
                  Services dated October 1, 1996 and
                  Amendment thereto dated March 11, 1998
                  between Franklin Advisers, Inc. and
                  Franklin Templeton Services Inc.

EX-99.h(v)        Subcontract for Fund Administrative        *
                  Services dated October 1, 1996 and
                  Amendment thereto dated July 1, 1997
                  between Franklin Investment Advisory
                  Services, Inc. and Franklin Templeton
                  Services, Inc.

EX-99.i(i)        Opinion and Consent of Counsel dated       *
                  April 17, 1998

EX-99.j(i)        Consent of Independent Auditors            Attached

EX-99.l(i)        Letter of Understanding dated              *
                  September 21, 1992

EX-99.l(ii)       Letter of Understanding dated April 12,    *
                  1994

EX-99.m(i)        Class I Shares Distribution Plan pursuant  *
                  to Rule 12b-1 on behalf of Franklin
                  Michigan Tax-Free Income Fund dated June
                  1, 1996

EX-99.m(ii)       Class I Shares Distribution Plans          *
                  pursuant to Rule 12b-1 dated July 1, 1993
                  and May 1, 1994

EX-99.m(iii)      Class II Shares Distribution Plan          *
                  pursuant to Rule 12b-1 dated  March 30,
                  1995

EX-99.m(iv)       Distribution Plan pursuant to Rule 12b-1   *
                  between the Registrant on behalf of
                  Franklin High Yield Tax-Free Income Fund
                  - Class B and Franklin/Templeton
                  Distributors, Inc.

EX-99.o(i)        Multiple Class Plan dated October 19, 1995 *

EX-99.o(ii)       Multiple Class Plan on behalf of Franklin  Attached
                  High Yield Tax-Free Income Fund

EX-99.p(i)        Power of Attorney dated March 19, 1998     Attached

EX-99.p(ii)       Certificate of Secretary dated March 19,   Attached
                  1998

EX-27.            Financial Data Schedule

       (1)        Franklin Arizona Tax-Free Income Fund -    Attached
                  Class A

       (2)        Franklin Arizona Tax-Free Income Fund -    Attached
                  Class C

       (3)        Franklin Colorado Tax-Free Income Fund -   Attached
                  Class A

       (4)        Franklin Colorado Tax-Free Income Fund -   Attached
                  Class C

       (5)        Franklin Connecticut Tax-Free Income Fund  Attached
                  - Class A

       (6)        Franklin Connecticut Tax-Free Income Fund  Attached
                  - Class C

       (7)        Franklin High Yield Tax-Free Income Fund   Attached
                  - Class A

       (8)        Franklin High Yield Tax-Free Income Fund   Attached
                  - Class B


       (9)        Franklin High Yield Tax-Free Income Fund   Attached
                  - Class C

       (10)       Franklin Indiana Tax-Free Income Fund -    Attached
                  Class A

       (11)       Franklin Michigan Tax-Free Income Fund -   Attached
                  Class A

       (12)       Franklin New Jersey Tax-Free Income Fund   Attached
                  - Class A

       (13)       Franklin New Jersey Tax-Free Income Fund   Attached
                  - Class C

       (14)       Franklin Oregon Tax-Free Income Fund -     Attached
                  Class A

       (15)       Franklin Oregon Tax-Free Income Fund -     Attached
                  Class C

       (16)       Franklin Pennsylvania Tax-Free Income      Attached
                  Fund - Class A

       (17)       Franklin Pennsylvania Tax-Free Income      Attached
                  Fund - Class C

       (18)       Franklin Puerto Rico Tax-Free Income Fund  Attached
                  - Class A

       (19)       Franklin Puerto Rico Tax-Free Income Fund  Attached
                  - Class C

       (20)       Franklin Federal Intermediate-Term         Attached
                  Tax-Free Income Fund -Class A

       (21)       Franklin Arizona Insured Tax-Free Income   Attached
                  Fund

       (22)       Franklin Florida Insured Tax-Free Income   Attached
                  Fund

       (23)       Franklin Insured Tax-Free Income Fund      Attached
                  Class A

       (24)       Franklin Insured Tax-Free Income Fund      Attached
                  Class C

       (25)       Franklin Massachusetts Insured Tax-Free    Attached
                  Income Fund - Class A

       (26)       Franklin Massachusetts Insured Tax-Free    Attached
                  Income Fund - Class C

       (27)       Franklin Michigan Insured Tax-Free Income  Attached
                  Fund - Class A

       (28)       Franklin Michigan Insured Tax-Free Income  Attached
                  Fund - Class C

       (29)       Franklin Minnesota Insured Tax-Free        Attached
                  Income Fund - Class A

       (30)       Franklin Minnesota Insured Tax-Free        Attached
                  Income Fund - Class C

       (31)       Franklin Ohio Insured Tax-Free Income      Attached
                  Fund - Class A

       (32)       Franklin Ohio Insured Tax-Free Income      Attached
                  Fund - Class C

       (33)       Franklin Alabama Tax-Free Income Fund -    Attached
                  Class A

       (34)       Franklin Alabama Tax-Free Income Fund -    Attached
                  Class C

       (35)       Franklin Florida Tax-Free Income Fund -    Attached
                  Class A

       (36)       Franklin Florida Tax-Free Income Fund -    Attached
                  Class C

       (37)       Franklin Georgia Tax-Free Income Fund -    Attached
                  Class A

       (38)       Franklin Georgia Tax-Free Income Fund -    Attached
                  Class C

       (39)       Franklin Kentucky Tax-Free Income Fund -   Attached
                  Class A

       (40)       Franklin Louisiana Tax-Free Income Fund -  Attached
                  Class A

       (41)       Franklin Louisiana Tax-Free Income Fund -  Attached
                  Class C

       (42)       Franklin Maryland Tax-Free Income Fund -   Attached
                  Class A

       (43)       Franklin Maryland Tax-Free Income Fund -   Attached
                  Class C

       (44)       Franklin Missouri Tax-Free Income Fund -   Attached
                  Class A

       (45)       Franklin Missouri Tax-Free Income Fund -   Attached
                  Class C

       (46)       Franklin North Carolina Tax-Free Income    Attached
                  Fund - Class A

       (47)       Franklin North Carolina Tax-Free Income    Attached
                  Fund - Class C

       (48)       Franklin Texas Tax-Free Income Fund -      Attached
                  Class A

       (49)       Franklin Texas Tax-Free Income Fund -      Attached
                  Class C

       (50)       Franklin Virginia Tax-Free Income Fund -   Attached
                  Class A

       (51)       Franklin Virginia Tax-Free Income Fund -   Attached
                  Class C

*Incorporated by Reference